                       Securities Act File No. 33-25355
               Investment Company Act of 1940 File No. 811-5683

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     POST-EFFECTIVE AMENDMENT NO. 58                                  /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     AMENDMENT NO. 60                                                 /X/


                                UAM FUNDS, INC.
               (Exact Name of Registrant as specified in Charter)

                          c/o UAM Fund Services, Inc.
                         211 Congress St., 4/th/ Floor
                          Boston, Massachusetts 02110
                 Registrant's Telephone Number (617) 542-5440
                   (Address of Principal Executive Offices)

                     Linda T. Gibson, Senior Vice President
                            UAM Fund Services, Inc.
                              211 Congress Street
                          Boston, Massachusetts 02110
                    (Name and Address of Agent for Service)

                                    COPY TO:
                             Audrey C. Talley, Esq.
                           Drinker Biddle & Reath LLP
                                One Logan Square
                          Philadelphia, PA 19103-6996

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

               [_] Immediately upon filing pursuant to Paragraph (b)
               [X] on February 27, 2001 pursuant to Paragraph (b)
               [_] 60 days after filing pursuant to paragraph (a) (1)
               [_] on [ date ] pursuant to paragraph (a) (1)
               [_] 75 days after filing pursuant to Paragraph (a) (2)
               [_] on (date) pursuant to Paragraph (a) (2) of Rule 485.

                                     PART A
                                UAM FUNDS, INC.


The following prospectuses are included in this Post-Effective Amendment No. 58:

     .  Acadian Emerging Markets Portfolio Institutional Class Shares.
     .  The C&B Portfolios Institutional Class Shares.
     .  The DSI Portfolios Institutional Class Shares.
     .  FMA Small Company Portfolio Institutional Class Shares.
     .  ICM Small Company Portfolio Institutional Class Shares.
     .  Independence Small Cap Portfolio Institutional Class Shares.
     .  The McKee Portfolios Institutional Class Shares.
     .  The NWQ Special Equity Portfolio Institutional Class Shares.
     . The NWQ Special Equity Portfolio Institutional Service Class Shares. . The Rice, Hall, James Portfolios Institutional Class Shares.
     .  The Sirach Portfolios Institutional Class Shares.
     .  Sterling Partners' Portfolios Institutional Class Shares
     .  Sterling Partners' Equity Portfolio
     .  The TS&W Portfolios Institutional Class Shares.

                                   UAM Funds
                                   Funds for the Informed

          Investor(sm)

          Acadian Emerging Markets Portfolio

          Institutional Class Shares Prospectus  March 1, 2001

                                                         UAM(R)

          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Table Of Contents

Fund Summary...........................................   1

 What Is The Fund's Objective?.........................   1
 What Are The Fund's Principal Investment Strategies?..   1
 What Are The Fund's Principal Risks?..................   2
 How Has The Fund Performed?...........................   3
 What Are The Fund's Fees And Expenses?................   4

Investing With The Uam Funds...........................   5

 Buying Shares.........................................   5
 Redeeming Shares......................................   6
 Exchanging Shares.....................................   8
 Transaction Policies..................................   8
 Account Policies......................................  10

Additional Information About The Fund..................  13

 Other Investment Practices And Strategies.............  13
 Investment Management.................................  14
 Shareholder Servicing Arrangements....................  15

Financial Highlights...................................  16

Fund Summary

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------
     The fund seeks long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The fund will invest primarily in common stocks, but also may invest in other types of equity securities, including preferred stock. Normally, the fund invests at least 65% its total assets in equity securities of issuers that:

     .  Have their principal securities trading market in an emerging country.

     . Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries.

     . Are organized under the laws of, and have a principal office in, an emerging country.

     An "emerging country" is any country that the adviser believes the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products
     (GNP) than more developed countries. There are over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund will focus its investments on those emerging market countries that it believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following:

       Argentina      Czech           Israel       Nigeria        Sri Lanka
       Botswana       Republic        Jamaica      Pakistan       Taiwan
       Brazil         Egypt           Jordan       Peru           Thailand
       Chile          Greece          Kenya        Philippines    Turkey
       China          Hungary         Korea        Poland         Venezuela
       Columbia       India           Malaysia     South Africa   Zimbabwe
                      Indonesia       Mexico

     As markets in other countries develop, the fund expects to expand and further diversify the emerging countries in which it invests. The fund may also invest in securities of issuers located in industrialized countries.


     Foreign securities include securities of companies located outside the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally traded on an established market, such as the United States. EDRs are similar to ADRs, except that European Banks or Trust Companies typically issue them.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.
     Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

     Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

     Since the fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Diversifying a mutual fund's investment can reduce the risks of investing by spreading the fund's assets among several issuers. Therefore, being non-diversified may cause the value of the fund's shares to be more sensitive to changes in the market value of a single issuer relative to diversified mutual funds.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------
     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

     Year  1994      1995       1996     1997     1998      1999       2000
          -2.67%   -10.31%    12.05%   -15.91%  -21.40%    62.44%    -30.39%


     During the periods shown in the chart for the fund, the highest return for a quarter was 27.79% (quarter ending 12/31/99) and the lowest return for a quarter was -24.28% (quarter ending 12/31/97).

Average Annual Returns For Periods Ended December 31, 2000

                                                                  Since
                                     1 Year        5 Years       6/17/93*
     =====================================================================
     Acadian Emerging Markets
     Portfolio                       -30.39%         -3.49%        -0.88%
     ---------------------------------------------------------------------
     IFC Investable Composite
     Index #                         -31.92%         -3.80%         0.51%

     * Beginning of operations. Index comparisons began on 6/30/93.

     # IFC Investable Composite Index is an unmanaged index comprised of companies in emerging markets that are legally and practically accessible to foreign investors.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

     The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the section on "Transaction Policies."

                                                              Acadian Emerging
                                                              Markets Portfolio
     ===========================================================================
     Shareholder Transaction Fees
     ---------------------------------------------------------------------------
      Redemption Fee (as a percentage of amount redeemed)            1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund's annual operating expenses are deducted from the assets of the fund. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

                                                              Acadian Emerging
                                                              Markets Portfolio
     ===========================================================================
     Annual Fund Operating Expenses
     ---------------------------------------------------------------------------
      Management Fee                                                 1.00%
     ---------------------------------------------------------------------------
      Other Expenses*                                                1.09%
     ---------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                           2.09%

      * "Other Expense" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example
     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year             3 Years             5 Years             10 Years
     ===========================================================================
         $212                $655              $1,124               $2,421

Investing with the UAM Funds

BUYING SHARES
--------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO  64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the internet at www.uam.com.
                                                                -----------
  For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $100,000. You can buy additional shares for as little as $1,000.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

      Trading Symbol                  CUSIP                  Fund Code
  -----------------------------------------------------------------------------
          AEMGX                     902555200                   627


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

  Send a letter to the UAM Funds specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address.

  All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO  64121

By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You can redeem shares on the Internet at www.uam.com.  For login information,
                                           -----------
  including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

     .  Trading on the New York Stock Exchange is restricted; or

     . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your personal identification
     -----------
     number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). If shares of the fund have been held at least ninety days, the fund will not deduct a redemption fee on exchanged shares.

Rights Reserved by the UAM Funds

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     .  Reject any request for an exchange; or

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

     You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

     The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

     You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Redemption Fee


     The fund will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety days. In determining how long shares of the fund have been held, the UAM Funds assume that shares held by the investor the longest period of time will be sold first.

     The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements.


Telephone Transactions

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     .  To retirement accounts and certain other accounts; or

     . When the value of your account falls because of market fluctuations and not your redemptions.

     The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

     Normally, the fund distributes its net investment income and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund unless you elect on your account application to receive them in cash.

Federal Taxes

     The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

     Taxes on Distributions    Distributions of the fund will generally be
     taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

     The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

     If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

     Taxes on Exchanges and Redemptions    When you exchange or redeem shares in
     the fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

     Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

     Backup Withholding    By law, the fund must withhold 31% of your
     distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

     You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Other Investment Practices and Strategies

--------------------------------------------------------------------------------

     In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

     The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.


Debt Securities

     The fund may invest in debt securities of issuers located in emerging countries when the adviser believes that such debt securities offer opportunities for long-term capital appreciation. In making such investment decisions, the adviser generally considers the relative potential for capital appreciation of equity securities, interest rate levels, economic trends, currency trends and prospects, and, specifically, the prospects for appreciation of selected debt issues. The fund may invest up to 10% of its total assets (measured at the time of the investment) in debt securities that are rated below investment-grade, otherwise known as "junk bonds."

     When investing in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Short-Term Investing

     At times, the adviser may decide to invest up to 100% of the fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of the fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the fund from achieving its stated objectives.




INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

     Acadian Asset Management, Inc., a Massachusetts corporation located at Ten Post Office Square, Boston, Massachusetts 02109, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services since 1986. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a financial services group based in the United Kingdom. For its services, during its most recent fiscal year, the fund paid the adviser a management fee equal to 1.00% of the fund's average net assets.

Portfolio Managers

     A team of the adviser's investment professionals has primary responsibility for the day-to-day management of the fund.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The funds may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the funds.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

Financial Highlights

     The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.

Years Ended October 31,                2000        1999*         1998       1997       1996
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of      $   9.39     $  6.75      $  11.28    $ 12.12    $ 11.23
 Period
Income from Investment                 0.16        0.10          0.11       0.16       0.13
 Operations:
 Net Investment Income
 Net Realized and Unrealized          (0.59)#      2.63         (3.99)#    (0.85)      0.84
  Gain (Loss)
Total From Investment                 (0.43)       2.73         (3.88)     (0.69)      0.97
 Operations
Distributions:
 Net Investment Income                (0.11)      (0.09)        (0.14)     (0.12)     (0.02)
 Net Realized Gain                       --          --         (0.51)     (0.03)     (0.06)
Total Distributions                   (0.11)      (0.09)        (0.65)     (0.15)     (0.08)
Net Asset Value, End of Period     $   8.85     $  9.39      $   6.75    $ 11.28    $ 12.12
Total Return                          (5.20)%     41.49%       (36.00)%    (5.71)%     8.72%
Ratios and Supplemental Data       $ 22,428     $77,019      $ 88,665    $80,220    $69,649
 Net Assets, End of Period
  (Thousands)
 Ratio of Expenses to Average          2.09%       1.61%@        1.61%@     1.50%      1.79%
  Net Assets
 Ratio of Net Investment               0.65%       1.11%         1.60%      1.31%      1.29%
  Income to Average Net Assets
 Portfolio Turnover Rate                 38%         45%           32%        28%        11%

     * Per share amounts for the period are based on average outstanding shares. # The amount show for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the fund.
     @ The ratio of net operating expenses to average net assets, excluding foreign tax expense, is 1.53% and 1.59% for the year ended October 31, 1999 and 1998, respectively.

Acadian Emerging Markets Portfolio

     Investors who want more information about the fund should read the fund"s annual/semi-annual reports and the fund"s statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                    UAM Funds
                                  PO Box 219081
                              Kansas City, MO 64121
                      (Toll free) 1-877-UAM-LINK (826-5465)
                                   www.uam.com

You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a
------------------
duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's
------------------
Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act of 1940 file number: 811-5683.

                                                                          UAM(R)

                                    UAM Funds
                                    Funds for the Informed Investor(SM)


C&B Portfolios
Institutional Class Shares Prospectus                  March 1, 2001

                              C&B Equity Portfolio
                              C&B Equity Portfolio for Taxable Investors
                              C&B Mid Cap Equity Portfolio
                              C&B Balanced Portfolio



                                                                    UAM(R)

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Table Of Contents

C&B Equity Portfolio.........................................................    1

 What Are The Fund's Objectives?.............................................    1
 What Are The Fund's Principal Investment Strategies?........................    1
 What Are The Fund's Principal Risks?........................................    2
 How Has The Fund Performed?.................................................    3
 What Are The Fund's Fees And Expenses?......................................    3

C&B Equity Portfolio For Taxable Investors...................................    5

 What Are The Fund's Objectives?.............................................    5
 What Are The Fund's Principal Investment Strategies?........................    5
 What Are The Fund's Principal Risks?........................................    6
 How Has The Fund Performed?.................................................    7
 What Are The Fund's Fees And Expenses?......................................    8

C&B Mid Cap Equity Portfolio.................................................   10

 What Are The Fund's Objectives?.............................................   10
 What Are The Fund's Principal Investment Strategies?........................   10
 What Are The Fund's Principal Risks?........................................   11
 How Has The Fund Performed?.................................................   12
 What Are The Fund's Fees And Expenses?......................................   13

C&B Balanced Portfolio.......................................................   14

 What Are The Fund's Objectives?.............................................   14
 What Are The Fund's Principal Investment Strategies?........................   14
 What Are The Fund's Principal Risks?........................................   16
 How Has The Fund Performed?.................................................   17
 What Are The Fund's Fees And Expenses?......................................   17

Investing With The Uam Funds.................................................   19

 Buying Shares...............................................................   19
 Redeeming Shares............................................................   20
 Exchanging Shares...........................................................   22
 Transaction Policies........................................................   22
 Account Policies............................................................   24

Additional Information About The Funds.......................................   27

 Other Investment Practices And Strategies...................................   27
 Investment Management.......................................................   27
 Shareholder Servicing Arrangements..........................................   28

Financial Highlights.........................................................   30

 C&B Equity Portfolio........................................................   30
 C&B Equity Portfolio For Taxable Investors..................................   31

 C&B Mid Cap Equity Portfolio................................................   32
 C&B Balanced Portfolio......................................................   33

C&B Equity Portfolio

WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The Equity Fund seeks maximum long-term total return with minimal risk to principal by investing in common stocks that have a consistency and predictability in their earnings growth. The fund may not change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  Normally, the Equity Fund seeks to achieve its goal by investing primarily in common stocks of companies of any size. The fund may also invest in other types of equity securities.

  The fund invests primarily in companies that the adviser believes are undervalued and possess strong financial positions and consistent and predictable earnings growth. The adviser selects equity securities for the fund based on its analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implementation of valuation discipline. The adviser determines which companies are acceptable for investment by screening criteria such as:

  .  High return on equity.

  .  Strong balance sheets.

  .  Industry leadership position.

  . An ability to generate excess cash flow, and opportunities to reinvest that cash at attractive rates of return.

  .  Excellent fixed cost coverage ratios.

  .  A dividend and/or share repurchase policy that is beneficial to investors.

     The adviser further narrows the universe of acceptable investments by undertaking intensive on-site research, including interviews with top management, to identify companies with strong management.

     The adviser bases a common stock's value on the payment of a future stream of anticipated dividends. Using a dividend discount analysis, the adviser determines those stocks with the most attractive returns from this universe. The adviser then compares the expected internal rate of return for each company to the rate of return from intermediate-term U.S. Treasury notes. The fund buys and sells equity securities depending on the amount by which the expected rate of return of the security exceeds the return of U.S. Treasury notes.

     The adviser believes that the companies that survive its rigorous evaluation process are high-quality, well-managed companies that may be less volatile than the stock market in difficult economic environments. Generally, the adviser prefers to hold a smaller number of securities in the fund, e.g., stocks of 25 to 50 companies. In this manner, the adviser seeks to provide adequate diversification while allowing the composition of the fund and performance to behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different from that of the market. The adviser believes that its emphasis on quality and low risk will protect the fund's assets in down markets, while its insistence on stability of earnings and dividends growth, financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Over the long term, the adviser believes these factors should result in superior returns with reduced risk.

     The adviser regularly reviews the investments of the fund. The fund sells securities when the adviser believes:

     .  They are no longer attractive because of price appreciation.

     .  The fundamental outlook of the company has changed significantly.

     .  Alternatives that are more attractive are available.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.


Calendar Year Returns

                                    [GRAPH]

     1991                31.07%
     1992                 4.41%
     1993                 4.20%
     1994                 1.35%
     1995                31.91%
     1996                20.22%
     1997                27.98%
     1998                 8.04%
     1999                 2.06%
     2000                19.49%

     During the periods shown in the chart for the fund, the highest return for a quarter was 16.65% (quarter ending 6/30/97) and the lowest return for a quarter was -13.83% (quarter ending 9/30/98).

     Average Annual Returns For Periods Ended December 31, 2000


                                           1 Year       5 Years       10 Years
    ===========================================================================
    Equity Portfolio                      19.49%        15.18%        14.47%
    ---------------------------------------------------------------------------
    S&P 500*                              -9.11%        18.33%        17.45%

     * An unmanaged index comprised of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

     Shareholder Transaction Fees (fees paid directly from your investment)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

     Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

     Management Fee                                     0.63%
     --------------------------------------------------------
     Other Expenses*                                    0.44%
     --------------------------------------------------------
     Total Annual Fund Operating Expenses               1.07%


     * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition,"Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.



Example

        This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year            3 Years              5 Years              10 Years
==========================================================================
    $109               $340                 $590                $1,306

C&B EQUITY PORTFOLIO FOR TAXABLE INVESTORS

WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

     The Equity Portfolio for Taxable Investors seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal. The fund may not change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     Normally, the Equity Portfolio for Taxable Investors seeks to achieve its goal by investing primarily in common stocks of companies of any size. The adviser will try to minimize tax consequences for the fund's shareholders by managing the amount of realized gains, which it attempts to control by minimizing portfolio turnover. A fund's portfolio turnover rate is the frequency with which it buys and sells securities. A rate of turnover of 100% would occur, for example, if the fund replaced all of the securities it held within one year. As discussed in the "Federal Taxes" section of this prospectus, taxable gains realized from the sale of securities are distributed to investors every year. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the fund. For example, the fund may forego the opportunity to realize gains or reduce losses because of this policy. The adviser intends to balance these tax considerations with portfolio trading needs and reserves the right to engage in short-term trading if market conditions warrant such trading. The fund may also invest in other types of equity securities.

     The fund invests primarily in companies that the adviser believes are undervalued and possess strong financial positions and consistent and predictable earnings growth. The adviser selects equity securities for the fund based on its analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implementation of valuation discipline. The adviser determines which companies are acceptable for investment by screening criteria such as:

     .    High return on equity.

     .    Strong balance sheets.

     .    Industry leadership position.

     . An ability to generate excess cash flow, and opportunities to reinvest that cash at attractive rates of return.

     .    Excellent fixed cost coverage ratios.

     . A dividend and/or share repurchase policy that is beneficial to investors.

     The adviser further narrows the universe of acceptable investments by undertaking intensive on-site research, including interviews with top management, to identify companies with strong management.

     The adviser bases a common stock's value on the payment of a future stream of anticipated dividends. Using a dividend discount analysis, the adviser determines those stocks with the most attractive returns from this universe. The adviser then compares the expected internal rate of return for each company to the rate of return from intermediate-term U.S. Treasury notes. The fund buys and sells equity securities depending on the amount by which the expected rate of return of the security exceeds the return of U.S. Treasury notes.

     The adviser believes that the companies that survive its rigorous evaluation process are high-quality, well-managed companies, which may be less volatile than the stock market in difficult economic environments. Generally, the adviser prefers to hold a smaller number of securities in the fund, e.g., stocks of 25 to 50 companies. In this manner, the adviser seeks to provide adequate diversification while allowing the composition of the fund and performance to behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different from that of the market. The adviser believes that its emphasis on quality and low risk will protect the fund's assets in down markets, while its insistence on stability of earnings and dividends growth, financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Over the long term, the adviser believes these factors should result in superior returns with reduced risk.

     The adviser regularly reviews the investments of the fund. The fund sells securities when the adviser believes:

     .   They are no longer attractive because of price appreciation.
     .   The fundamental outlook of the company has changed significantly.
     .   Alternatives that are more attractive are available.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.



How Has the Fund Performed?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.


Calendar Year Returns

                                    [GRAPH]

    9.38%    5.55%   21.79%
    1998     1999     2000


    During the periods shown in the chart for the fund, the highest return for a quarter was 17.30% (quarter ending 12/31/98) and the lowest return for a quarter was -12.84% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000
                                                               Since
                                                1 Year       02/12/97*
    ----------------------------------------------------------------------

    C&B Equity Portfolio for Taxable Investors    21.79%         14.41%

    --------------------------------------------------------------------
    S&P 500 Index                                 -9.11%         15.92%

    * Beginning of operations. Index comparisons begin on February 28, 1997.



WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.


Shareholder Transaction Fees (fees paid directly from your investment)

     The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than twelve months. For more information, see "Redemption Fee" in the section on "Transaction Policies."

     Shareholder Transaction Fees
     ---------------------------------------------------------------------------
     Redemption Fee (as a percentage of amount redeemed)                   1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

     Management Fee                                                0.63%
     -------------------------------------------------------------------
     Other Expenses*                                               4.82%
     -------------------------------------------------------------------
     Total Annual Fund Operating Expenses                          5.45%


       * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.




Example
     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 Year            3 Years              5 Years              10 Years
     ===========================================================================
          $544              $1,624               $2,695               $5,329

C&B MID CAP EQUITY PORTFOLIO

What are the Fund's Objectives?
--------------------------------------------------------------------------------

     The Mid Cap Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal. The fund may change its investment objective without shareholder approval.

What are the Fund's Principal Investment Strategies?
--------------------------------------------------------------------------------

     The Mid Cap Equity Portfolio normally seeks its objective by investing, under normal circumstances, at least 65% of its assets in the common stocks of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Mid Cap Value Index. The fund will not necessarily sell securities of companies whose capitalizations drift outside of this range. As of December 31, 2000, the Russell Mid Cap Value Index had a weighted average market capitalization of $7.76 billion and was comprised of companies with market capitalizations ranging from $50 million to $22.36 billion. The fund may also invest in other types of equity securities.

     The fund invests primarily in companies that the adviser believes are undervalued and possess strong financial positions and consistent and predictable earnings growth. The adviser selects equity securities for the fund based on its analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implementation of valuation discipline. The adviser determines which companies are acceptable for investment by screening criteria such as:

     .    High return on equity.

     .    Strong balance sheets.

     .    Industry leadership position.

     . An ability to generate excess cash flow, and opportunities to reinvest that cash at attractive rates of return.

     .    Excellent fixed cost coverage ratios.

     . A dividend and/or share repurchase policy that is beneficial to investors.

     The adviser further narrows the universe of acceptable investments by undertaking intensive on-site research, including interviews with top management, to identify companies with strong management.

     The adviser bases a common stock's value on the payment of a future stream of anticipated dividends. Using a dividend discount analysis, the adviser determines those stocks with the most attractive returns from this universe. The adviser then compares the expected internal rate of return for each company to the rate of return from intermediate-term U.S. Treasury notes. The fund buys and sells equity securities depending on the amount by which the expected rate of return of the security exceeds the return of U.S. Treasury notes.

     The adviser believes that the companies that survive its rigorous evaluation process are high-quality, well-managed companies, which may be less volatile than the stock market in difficult economic environments. Generally, the adviser prefers to hold a smaller number of securities in the fund, e.g., stocks of 25 to 50 companies. In this manner, the adviser seeks to provide adequate diversification while allowing the composition of the fund and performance to behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different from that of the market. The adviser believes that its emphasis on quality and low risk will protect the fund's assets in down markets, while its insistence on stability of earnings and dividends growth, financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Over the long term, the adviser believes these factors should result in superior returns with reduced risk.

     The adviser regularly reviews the investments of the fund. The fund sells securities when the adviser believes:

     . They are no longer attractive because of price appreciation.

     . The fundamental outlook of the company has changed significantly.

     . Alternatives that are more attractive are available.

What are the Fund's Principal Risks?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

How Has the Fund Performed?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

1999   -   -0.19%
2000   -   41.03%

    During the periods shown in the chart for the fund, the highest return for a quarter was 20.78% (quarter ending 6/30/99) and the lowest return for a quarter was -12.58% (quarter ending 9/30/99).

Average Annual Returns For Periods Ended December 31, 2000

                                                1 Year       Since
                                                            02/18/98*
    ================================================================
    C&B Mid Cap Equity Portfolio                41.03%         12.91%
    ----------------------------------------------------------------
    Russell Mid Cap Value Index #                8.25%         10.65%
    ----------------------------------------------------------------
    Russell Mid Cap Index                       17.50%         15.70%

     * Beginning of operations. Index comparisons begin on February 28, 1998.

     # Starting this period the fund has changed its comparative broad-based securities market index from the Russell Mid Cap Index to the Russell Mid Cap Value Index because it is a more appropriate benchmark for this type of fund. 1,0000 largest U.S. companies based on total market capitalization. The Russell Mid Cap Value Index is an unmanaged index that measures The performance of those Russell mid cap cap companies with lower price-to-book ratios and lower forecasted growth values.

What are the Fund's Fees and Expenses?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.


Shareholder Transaction Fees (fees paid directly from your investment) The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.


Annual Fund Operating Expenses (expenses that are deducted from fund assets) The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

       Management Fee                                                 0.63%
     ---------------------------------------------------------------------------
       Other Expenses*                                                8.97%
     ---------------------------------------------------------------------------
       Total Annual Fund Operating Expenses                           9.60%


       * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.




Example

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year            3 Years              5 Years              10 Years
     ===========================================================================
          $938              $2,686               $4,278               $7,658

C&B BALANCED PORTFOLIO

What are the Fund's Objectives?
--------------------------------------------------------------------------------

     The Balanced Portfolio seeks maximum long-term total return with minimal risk to principal by investing in a combined portfolio of common stocks that have a consistency and predictability in their earnings growth and investment grade debt securities. The fund may change its investment objective without shareholder approval.

What are the Fund's Principal Investment Strategies?
--------------------------------------------------------------------------------

     The Balanced Portfolio is designed to provide shareholders with a single vehicle with which to participate in the adviser's equity and debt strategies, combined with its asset allocation decisions. Typically, the Balanced Portfolio seeks its objective by investing 60% of its assets in common stocks and 40% in debt securities with varying maturities and interest rate schedules, although the adviser may vary the composition of the fund as market conditions warrant. The fund will invest at least 25% of its total assets in senior debt securities, including preferred stock. The debt portion of the fund will primarily consist of investment-grade debt securities. The fund usually holds bonds until maturity. The fund may invest in equity securities of companies of any size. The fund may also invest in other types of equity securities.


Equity Philosophy
     The adviser selects equity securities for the fund based on its analysis of a company's financial characteristics, an assessment of the quality of a company's management, and the implementation of valuation discipline. The adviser determines which companies are acceptable for investment by screening criteria such as:

     .    High return on equity.

     .    Strong balance sheets.

     .    Industry leadership position.

     . An ability to generate excess cash flow, and opportunities to reinvest that cash at attractive rates of return.

     .    Excellent fixed cost coverage ratios.

     . A dividend and/or share repurchase policy that is beneficial to investors.

     The adviser further narrows the universe of acceptable investments by undertaking intensive on-site research, including interviews with top management, to identify companies with strong management.

     The adviser bases a common stock's value on the payment of a future stream of anticipated dividends. Using a dividend discount analysis, the adviser determines those stocks with the most attractive returns from this universe. The adviser then compares the expected internal rate of return for each company to the rate of return from intermediate-term U.S. Treasury notes. The fund buys and sells equity securities depending on the amount by which the expected rate of return of the security exceeds the return of U.S. Treasury notes.

     The adviser believes that the companies that survive its rigorous evaluation process are high-quality, well-managed companies, that may be less volatile than the stock market in difficult economic environments. Generally, the adviser prefers to hold a smaller number of securities in the fund, e.g., stocks of 25 to 50 companies. In this manner, the adviser seeks to provide adequate diversification while allowing the composition of the fund and performance to behave differently than the overall market. Adherence to this philosophy has resulted in a pattern of results quite different from that of the market. The adviser believes that its emphasis on quality and low risk will protect the fund's assets in down markets, while its insistence on stability of earnings and dividends growth, financial strength, leadership position and strong cash flow will produce competitive results in all but the most speculative markets. Over the long term, the adviser believes these factors should result in superior returns with reduced risk.

     The adviser regularly reviews the investments of the fund. The fund sells securities when the adviser believes:

     . They are no longer attractive because of price appreciation.

     . The fundamental outlook of the company has changed significantly.

     .  Alternatives that are more attractive are available.


Fixed Income Philosophy

     There are three elements to the adviser's fixed income investment philosophy:

     . Quality: The adviser selects debt securities for the fund by applying the same qualitative and quantitative criteria that it uses in analyzing equity securities.

     . Stability/predictability: The adviser invests in debt securities in order to maximize the fund's current return and to minimize the volatility inherent in zero coupon bonds.

     . Staggered maturities: The adviser usually staggers the maturities of the debt securities held by the fund. The fund's average maturity will range from approximately four to ten years and its average duration will range from three to nine years. The fund invests in debt securities other than U.S. Treasury securities when the adviser feels that the yield spread of such securities justifies any increased risk over U.S. Treasury securities.

What are the Fund's Principal Risks?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.


Risks Associated with Investing in Equities

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.


Risks Associated with Investing in Bonds

     As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

How Has the Fund Performed?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares average annual returns the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

     1991         25.68%
     1992          5.52%
     1993          6.40%
     1994         -0.94%
     1995         24.27%
     1996         12.97%
     1997         19.74%
     1998          8.36%
     1999         -0.06%
     2000         15.80%

     During the periods shown in the chart for the fund, the highest return for a quarter was 10.91% (quarter ending 6/30/97) and the lowest return for a quarter was -5.79% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000
                                                   1 Year     5 Years     10 Years
    =================================================================================
    C&B Balanced Portfolio                         15.80%      11.15%      11.41%
    ---------------------------------------------------------------------------------
    S&P 500 Index                                  -9.11%      18.33%      17.45%
    ---------------------------------------------------------------------------------
    Lehman Brothers Government/Credit Index#       11.84%      6.23%        8.00%
    ---------------------------------------------------------------------------------
    Balanced Composite *                           -0.92%      13.68%      13.80%

     # An unmanaged fixed income market value-weighted index that combines
       Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds.

     * The Balanced Composite is comprised of 60% S&P 500 Index and 40% Lehman Brothers Government/Corporate Index.


What are the Fund's Fees and Expenses?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

     Management Fee                                                0.63%
     --------------------------------------------------------------------
     Other Expenses*                                               2.16%
     --------------------------------------------------------------------
     Total Annual Fund Operating Expenses                          2.79%



     * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition,"Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.



Example

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year            3 Years              5 Years              10 Years
     ===========================================================================
          $282               $865                $1,474               $3,119

Investing with the UAM Funds

Buying Shares
--------------------------------------------------------------------------------

By Mail

     You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and a fund name.

     Regular Mail Address

     UAM Funds
     PO Box 219081
     Kansas City, MO  64121

     Express Mail Address

     UAM Funds
     210 West 10/th/ Street
     Kansas City, MO  64105

Online

     You can add money to your existing account on the internet at www.uam.com.

     For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

     To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

     Wiring Instructions

     United Missouri Bank
     ABA # 101000695
     UAM Funds
     DDA Acct. # 9870964163
     Ref: fund name/account number/
     account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

     You can open an account with a fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
     IRAs). You can buy additional shares for as little as $100.

Fund Codes

     Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Fund Name                              Trading Symbol     CUSIP     Fund Code
     -------------------------------------------------------------------------------
     C&B Equity Portfolio                       CBEQX        902555606      632
     -------------------------------------------------------------------------------
     C&B Equity Portfolio for Taxable            N/A         902555390      633
     Investors
     -------------------------------------------------------------------------------
     C&B Mid Cap Equity Portfolio                N/A         902555382      634
     -------------------------------------------------------------------------------
     C&B Balanced Portfolio                     CBBAX        902555507      631

Rights Reserved by the UAM Funds

     At any time and without notice, the UAM Funds may:

     .   Stop offering shares;

     .   Reject any purchase order; or


     . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

     Send a letter to the UAM Funds specifying:

     .   The fund name;

     .   The account number;

     .   The dollar amount or number of shares you wish to redeem;

 .        The account name(s); and

 .        The address.

     All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.


     Regular Mail Address

     UAM Funds
     PO Box 219081
     Kansas City, MO  64121

By Telephone

     You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

     You can redeem shares on the Internet at www.uam.com. For login information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.



     Ordinarily the UAM Funds will require a Signature Guarantee. Signature Guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

     .    Trading on the New York Stock Exchange is restricted; or

     . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your personal identification
     -----------
     number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). If shares of the fund have been held for at least twelve months, the fund will not deduct a redemption fee on exchanged shares.

Rights Reserved by the UAM Funds

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     .   Reject any request for an exchange; or


     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.


TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

     You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

     The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.


Buying or Selling Shares through a Financial Intermediary

     You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.


Redemption Fee

     The Equity Portfolio for Taxable Investors will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than twelve months. In determining how long shares of the fund have been held, the UAM Funds assumes that shares held by the investor the longest period of time will be sold first.

     The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements.

Telephone Transactions

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     .    To retirement accounts and certain other accounts; or

     . When the value of your account falls because of market fluctuations and not your redemptions.

     The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.


Distributions

     Normally, each fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.


Federal Taxes

     The following is a summary of the federal income tax consequences of investing in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

     Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.


     A fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

     If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

     Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

     Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

     Backup Withholding By law, a fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

     You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

Additional Information about The Funds


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of a fund's investment practices and its risks, you should read the SAI.


Derivatives

     The fund may invest in derivatives, a category of investments that includes futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.


Short-Term Investing

     At times, the adviser may decide to invest up to 100% of a fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of a fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a fund from achieving its stated objectives.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

     Cooke & Bieler, Inc., a Pennsylvania corporation located at 1700 Market Street, Philadelphia, PA 19103, is each fund's investment adviser. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a financial services group based in the United Kingdom.

     For its services, each fund pays the adviser a fee of 0.63% of its average net assets. The adviser has voluntarily agreed to limit the total expenses of each fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.00% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. The table lists the amount each fund paid the adviser during the most recent fiscal year, as a percentage of its average net assets.

                                               Advisory Fees Paid for During Most
    Fund Name                                          Recent Fiscal Year
   ===============================================================================
    C&B Equity Portfolio                                     0.55%
    -------------------------------------------------------------------------------
    C&B Equity Portfolio for Taxable Investors                  0
    -------------------------------------------------------------------------------
    C&B Mid Cap Equity Portfolio                                0
    -------------------------------------------------------------------------------
    C&B Balanced Portfolio                                      0
    -------------------------------------------------------------------------------

Portfolio Managers

     A team of the adviser's investment professionals has primary responsibility for the day-to-day management of each fund.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The funds may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the funds.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

Financial Highlights

     The financial highlights table is intended to help you understand the financial performance of each fund for the past five years or since inception. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.



C&B EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
     Years Ended October 31,                                              2000      1999      1998      1997      1996
     ----------------------------------------------------------------------------------- ------------------------------
     Net Asset Value, Beginning of Period                              $ 12.06  $  13.58   $ 16.71    $17.89  $  15.68
     Income from Investment Operations:
      Net Investment Income                                               0.12      0.16      0.18      0.25      0.36
      Net Realized and Unrealized Gain (Loss)                             0.54      0.72      0.76      3.82      2.94
      Total From Investment Operations
      Distributions:                                                      0.66      0.88      0.94      4.07      3.30
      Net Investment Income                                              (0.09)    (0.16)    (0.19)    (0.26)    (0.35)
      Net Realized Gain                                                  (3.92)    (2.24)    (3.88)    (4.99)    (0.74)
      Total Distributions                                                (4.01)    (2.40)    (4.07)    (5.25)    (1.09)
     Net Asset Value, End of Period                                    $  8.71  $  12.06   $ 13.58  $  16.71  $  17.89
     Total Return+                                                       10.89%     7.73%     6.56%    30.43%    21.99%
     Ratios and Supplemental Data
      Net Assets, End of Period (Thousands)                            $35,251  $ 73,292  $159,256  $149,848  $169,044
      Ratio of Expenses to Average Net Assets                             1.00%     0.89%     0.83%     0.83%     0.81%
      Ratio of Net Investment
       Income to Average Net Assets                                       1.16%     1.12%     1.26%     1.47%     1.92%
      Portfolio Turnover Rate                                               48%       43%       43%       55%       29%


     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

C&B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
--------------------------------------------------------------------------------
     Years Ended October 31,                       2000        1999       1998       1997#
     --------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period       $ 12.87    $ 12.23     $ 11.45    $   10.00
     Income from Investment Operations:            0.15       0.12        0.14         0.11
      Net Investment Income
      Net Realized and Unrealized Gain (Loss)      2.45       0.64        0.79++       1.44
      Total From Investment Operations             2.60       0.76        0.93         1.55
     Distributions:
      Net Investment Income                       (0.14)     (0.12)      (0.15)       (0.10)
     Net Asset Value, End of Period            $  15.33     $12.87     $ 12.23    $   11.45
     Total Return+                                20.32%      6.23%       8.16%   $   15.54%@
     Ratios and Supplemental Data
      Net Assets, End of Period (Thousands)    $  2,253     $3,634     $ 3,492    $     993
      Ratio of Expenses to Average Net Assets      1.00%      1.00%       1.01%        1.00%*
      Ratio of Net Investment Income
       to Average Net Assets                       0.96%      0.96%       1.24%        1.57%*
      Portfolio Turnover Rate                         9%        20%         49%           3%

     *  Annualized
     @  Not annualized
     # For the period from February 12, 1997 (commencement of operations) to October 31, 1997. + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.
     ++ The amount shown for a share outstanding throughout the period does not agree with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the fund shares in relation to fluctuating market value of the investments in the fund.


C&B MID CAP EQUITY PORTFOLIO
-------------------------------------------------------------------------------------
     Years Ended October 31,                       2000         1999        1998++++
     --------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period       $  9.84       $ 9.69      $  10.00
     Income from Investment Operations:
      Net Investment Income                        0.07         0.06          0.05
      Net Realized and  Unrealized Gain (Loss)     3.16         0.15         (0.32)
      Total From Investment Operations             3.23         0.21         (0.27)
     Distributions:
      Net Investment Income                       (0.08)       (0.06)        (0.04)
      Net Realized Gains                          (0.21)          --            --
      Total Distributions                         (0.29)       (0.06)        (0.04)
     Net Asset Value, End of Period             $ 12.78       $ 9.84      $   9.69
     Total Return+                                33.78%        2.19%        (2.71)%@
     Ratios and Supplemental Data
      Net Assets, End of Period
      (Thousands)                               $ 1,520       $1,446      $  1,033
      Ratio of Expenses to Average Net Assets      1.00%        1.00%         1.01%*
      Ratio of Net Investment Income to
       Average Net Assets                          0.66%        0.70%         0.86%*
      Portfolio Turnover Rate                       101%          81%           37%

     *    Annualized
     @    Not annualized
     ++++ For the period from February 18, 1998 (commencement of operations) to
          October 31, 1998.
     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

C&B BALANCED PORTFOLIO
-------------------------------------------------------------------------------

     Years Ended October 31,               2000      1999      1998      1997      1996
     ===================================================================================
     Net Asset Value, Beginning of
     Period                              $10.92  $ 12.84   $  13.75  $ 12.94   $  13.13
     Income from Investment Operations:
      Net Investment Income                0.43     0.35       0.41     0.42       0.45
      Net Realized and Unrealized Gain
        (Loss)                             0.32+      -- +     0.66     1.98       1.29
      Total From Investment Operations     0.75     0.35       1.07     2.40       1.74
     Distributions:
      Net Investment Income               (0.34)   (0.34)     (0.41)   (0.44)     (0.45)
      Net Realized Gain                   (1.35)   (1.93)     (1.57)   (1.15)     (1.48)
      Total Distributions                 (1.69)   (2.27)     (1.98)   (1.59)     (1.93)
     Net Asset Value, End of Period        9.98  $ 10.92   $  12.84  $ 13.75   $  12.94
     Total Return+                         8.56%    3.10%      8.56%   20.39%     14.70%
     Ratios and Supplemental Data
      Net Assets, End of Period
       (Thousands)                      $ 3,494  $14.075   $ 20,313  $24,066   $ 22,629
      Ratio of Expenses to Average
       Net Assets                          1.00%    1.00%      1.00%    1.00%      1.00%
      Ratio of Net Investment
       Income to Average Net Assets        3.01%    2.88%      2.97%    3.20%      3.51%
      Portfolio Turnover Rate                30%      28%        24%      35%        21%


     + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.
     + The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the fund shares in relation to fluctuating market value of the investments in the fund.

C&B Portfolios

     Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of a fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

     You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-5683.



                                                                          UAM(R)

                                   UAM Funds
                            Funds for the Informed

Investor(SM)



The DSI Portfolios
Institutional Class Shares Prospectus                  March 1, 2001

                                   DSI Limited Maturity Bond Portfolio
                                   DSI Money Market Portfolio




                                                                   [LOGO] UAM(R)

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Table Of Contents

DSI Limited Maturity Bond Portfolio....................   1

 What Are The Fund's Objectives?.......................   1
 What Are The Fund's Principal Investment Strategies?..   1
 What Are The Fund's Principal Risks?..................   1
 How Has The Fund Performed?...........................   2
 What Are The Fund's Fees And Expenses?................   3

DSI Money Market Portfolio.............................   5

 What Are The Fund's Objectives?.......................   5
 What Are The Fund's Principal Investment Strategies?..   5
 What Are The Fund's Principal Risks?..................   5
 How Has The Fund Performed?...........................   6
 What Are The Fund's Fees And Expenses?................   7

Investing With The Uam Funds...........................   9

 Buying Shares.........................................   9
 Redeeming Shares......................................  10
 Exchanging Shares.....................................  12
 Transaction Policies..................................  12
 Account Policies......................................  14

Additional Information About The Funds.................  17

 Other Investment Practices And Strategies.............  17
 Investment Management.................................  18
 Shareholder Servicing Arrangements....................  19

Financial Highlights...................................  20

 Limited Maturity Bond Portfolio.......................  20
 Money Market Portfolio................................  21

DSI Limited Maturity Bond Portfolio

WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

     The Limited Maturity Bond Portfolio seeks maximum total return consistent with reasonable risk to principal by investing in investment-grade debt securities. The fund may not change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Limited Maturity Bond Portfolio usually seeks to achieve its objective by investing primarily in investment-grade debt securities. The fund normally invests at least 80% of its assets in debt securities. Although the adviser intends to invest the assets of the fund in investment-grade debt securities, it may also invest up to 10% of the fund's assets in debt securities rated below investment-grade, preferred stocks and convertible securities. In the case of convertible securities, the fund may exercise the conversion privilege, but will sell the common stocks it receives.

     The adviser expects to actively manage the fund and add value by selecting debt securities in sectors that its analytical tools identify as undervalued, compared to the market, and meet its criteria in terms of cash flow, credit prospects and market liquidity. The adviser may sell securities in the fund using the same tools to identify significantly overvalued securities in sectors due to changes in market conditions or changes specific to an individual security. In general, the adviser does not rely on interest rate forecasts as a tool to indicate purchase or sale of securities.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.


     As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

     The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The average duration of the fund will normally range from 3 to 6.5 years.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, may repay the principal earlier or after the stated maturity date, known as callable bonds. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents. The fund expects its dollar weighted average maturity will be less than ten years.

     The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

     Calendar Year Returns

     [GRAPH APPEARS HERE]

     1991        14.84%
     1992         7.85%
     1993         3.73%
     1994        -1.19%
     1995        10.97%
     1996         5.02%
     1997         6.70%
     1998         5.38%
     1999        -0.11%
     2000         8.49%

     During the periods shown in the chart for the fund, the highest return for a quarter was 5.47% (quarter ending 12/31/91) and the lowest return for a quarter was -1.94% (quarter ending 3/31/94).


     Average Annual Returns For Periods Ended December 31, 2000

                                                                     1 Year           5 Years         10 Years
     ============================================================================================================
     Limited Maturity Bond Portfolio                                 8.49%             5.06%            6.02%
     ------------------------------------------------------------------------------------------------------------
     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index*      8.88%             6.08%            6.92%

     *An unmanaged index composed of U.S. treasuries, agencies and corporate bonds with maturities from 1 to 4.99 years.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund's annual operating expenses are deducted from the fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

                                                       Limited Maturity Bond
                                                            Portfolio
     ===========================================================================
     Management Fee                                           0.45%
     ---------------------------------------------------------------------------
     Other Expenses *                                         0.89%
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                     1.34%


        * "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

     Example

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year       3 Years       5 Years       10 Years
==============================================================================================
Limited Maturity Bond Portfolio             $136          $425          $734        $1,613

DSI Money Market Portfolio

WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

     The Money Market Portfolio seeks maximum current income consistent with the preservation of capital and liquidity by investing in short-term investment-grade money market obligations issued or guaranteed by financial institutions, nonfinancial corporations, and the U.S. government, as well as repurchase agreements collateralized by such securities. The fund may not change its investment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Money Market Portfolio invests in high quality, short-term securities that the adviser has determined present minimal credit risks. The fund intends to meet the diversification and quality guidelines established under Rule 2a-7 of the Investment Company Act of 1940. Consequently, the fund presently invests in instruments that mature within 397 days and maintains an average weighted maturity of 90 days or less. The fund will invest in U.S. dollar-denominated certificates of deposit, bankers' acceptances, commercial paper (including variable amount master demand notes), short-term corporate obligations, U.S. government securities, and repurchase agreements.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     The rate that the fund earns income from its portfolio holdings will vary from day to day depending on short-term interest rates. The fund seeks to maintain a stable net asset value (NAV) of $1.00 per share, but cannot guarantee that you will not lose money.

     As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

     The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the fund's average annual returns to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

     Calendar Year Returns

         [GRAPH APPEARS HERE]

      1991      5.65%
      1992      3.33%
      1993      2.62%
      1994      3.68%
      1995      5.61%
      1996      5.18%
      1997      5.30%
      1998      5.30%
      1999      4.85%
      2000      6.10%

     During the periods shown in the chart for the fund, the highest return for a quarter was 1.56% (quarter ending 12/31/00) and the lowest return for a quarter was 0.64% (quarter ending 3/31/93).


     For the current 7-day yield of the Money Market Portfolio please call (toll free) (1-877-826-5465)


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund's annual operating expenses are deducted from the fund's assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

                                                          Money Market Portfolio
     ===========================================================================
     Management Fee*                                               0.40%
     ---------------------------------------------------------------------------
     Other Expenses#                                               0.28%
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses*                         0.68%

     * The "Management Fees" and "Total Annual Fund Operating Expenses" stated in the table above may be higher than the expenses you would have actually paid during the fund's most recent fiscal year. This is due to a voluntary agreement by the adviser to reduce the management fee of the fund to 0.18%. The adviser may change or cancel its management fee reduction at any time.

     # "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year       3 Years      5 Years     10 Years
     ================================================================================================
     Money Market Portfolio                   $69           $218         $379        $847

Investing with the UAM Funds

BUYING SHARES
--------------------------------------------------------------------------------

By Mail

     You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and a fund name.

     Regular Mail Address

     UAM Funds
     PO Box 219081
     Kansas City, MO 64121

     Express Mail Address

     UAM Funds
     210 West 10/th/ Street
     Kansas City, MO  64105

Online

     You can add money to your existing account on the internet at www.uam.com.
                                                                   -----------
     For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

     To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

     Wiring Instructions

     United Missouri Bank
     ABA # 101000695
     UAM Funds
     DDA Acct. # 9870964163
     Ref: fund name/account number/
     account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

     You can open an account with either fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

     Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Fund Name                           Trading Symbol       CUSIP        Fund Code
     -------------------------------------------------------------------------------
     DSI Limited Maturity Bond               DSILX          902555861         643
      Portfolio
     -------------------------------------------------------------------------------
     DSI Money Market Portfolio              DSMXX          902555853         644

Rights Reserved by the UAM Funds

     At any time and without notice, the UAM Funds may:

     . Stop offering shares;

     . Reject any purchase order; or

     . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determine whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

     Send a letter to the UAM Funds specifying:

     .  The fund name;

     .  The account number;

     .  The dollar amount or number of shares you wish to redeem;

  .  The account name(s); and

  .  The address.

  All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO  64121

By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You can redeem shares on the Internet at www.uam.com.  For login information,
                                           -----------
  including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange guarantee signatures. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For
                                                           -----------
  login information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .  Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day. With respect to the Money Market Portfolio, the fund must accept your order by 12:00 noon (Eastern Time).

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The Money Market Fund uses amortized cost to value its assets. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  The Limited Maturity Bond Portfolio normally distributes its net investment income monthly and its net capital gains at least once a year. The Money Market Portfolio normally declares income dividends daily to shareholder of record as of 12:00 noon eastern time on that day. Wire purchase orders for shares of the Money Market Portfolio received before 12:00 noon receive the dividend for that day. Other purchase orders after 12:00 noon receive the dividend on the next business day after payment has been received. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of investing in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions   Distributions of a fund will generally be taxable to
  shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income.
  Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  A fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

  If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding   By law, a fund must withhold 31% of your distributions
  and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

  In addition to their principal investment strategies, the funds may use the investment strategies described below. They may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

Foreign Securities

  The Limited Maturity Bond Portfolio may invest in securities of companies located outside the United States. When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Derivatives

  The Limited Maturity Bond Portfolio may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing

  At times, the adviser may decide to invest up to 100% of a fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of a fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a fund from achieving its stated objectives.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

  Dewey Square Investors Corporation, located at One Financial Center, Boston, Massachusetts 02111, is the investment adviser to the portfolios. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1984.

  On November 20, 2000, the Board was informed that the adviser has entered into an agreement with Dwight Asset Management Company, also a subsidiary of United Asset Management Corporation, whereby the adviser will be merged into Dwight (the "Dwight Transaction"). As part of the Dwight Transaction, the three most senior fixed income professionals from the adviser will join the Dwight fixed income management team. As a result, the Board approved a change in adviser for the DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio from DSI to Dwight. Dwight is located at 100 Bank Street, Suite 800, Burlington, VT 05401. The Board has called a shareholders' meeting to seek shareholder approval of a new investment advisory agreement with Dwight. The change in adviser is not expected to result in any change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the portfolios.

  Dwight was founded in 1984 by John K. Dwight and joined UAM in 1994. Dwight specializes in the management of stable value portfolios for defined contribution plans. Dwight has over $14 billion in assets under management and 41 employees.

  For its services, the Limited Maturity Bond Fund has agreed to pay the adviser (and did so for its most recent fiscal year) a management fee of 0.45% of the fund's average net assets. During its most recent fiscal year, the fund paid 0.45% of its average net assets in advisory fees to the adviser.

  For its services, the Money Market Fund has agreed to pay the adviser a management fee equal to 0.40% of the fund's average net assets. In addition, the adviser has voluntarily agreed to waive a portion of its management fee to reduce the management paid by the fund to 0.18% of average net assets. The adviser intends to continue its fee waiver until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.18% of its average net assets in advisory fees to the adviser.

Portfolio Managers

  Teams of the adviser's investment professionals have primary responsibility for the day-to-day management of the funds. For more information on the composition of those teams, including biographies of some of their members, please see the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------
  Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from a funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  The funds may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

  UAM Fund Distributors, Inc., the principal underwriter for the funds, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the funds.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

Financial Highlights

  The financial highlights table is intended to help you understand the financial performance of the funds for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the funds assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.


LIMITED MATURITY BOND PORTFOLIO
-------------------------------------------------------------------------------

 Years Ended October 31,                                  2000         1999         1998         1997         1996
==================================================================================================================
Net Asset Value, Beginning of Period                   $  8.94      $  9.39      $  9.46      $  9.40      $  9.51
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:                        0.51         0.56         0.55         0.58         0.62
 Net Investment Income
 Net Realized and Unrealized Gain (Loss)                 (0.04)       (0.46)       (0.08)        0.05        (0.13)
------------------------------------------------------------------------------------------------------------------
 Total From Investment Operations                         0.47         0.10         0.47         0.63         0.49
------------------------------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income                                   (0.55)       (0.55)       (0.54)       (0.57)       (0.60)
------------------------------------------------------------------------------------------------------------------
 Total Distributions                                     (0.55)       (0.55)       (0.54)       (0.57)       (0.60)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $  8.86      $  8.94      $  9.39      $  9.46      $  9.40
==================================================================================================================
Total Return                                              5.41         1.04%        5.08%        6.93%        5.34%
==================================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period  (Thousands)                $13,193      $20,861      $35,988      $32,712      $30,433
 Ratio of Expenses to Average Net Assets                  1.34%        1.03%        0.97%        0.95%        1.00%
 Ratio of Net Investment Income to Average Net
  Assets                                                  5.29%        5.58%        5.98%        6.17%        6.55%
 Portfolio Turnover Rate                                    83%          63%         107%          51%         121%

MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
      Years Ended October 31,                              2000           1999           1998           1997           1996
     ======================================================================================================================
     Net Asset Value, Beginning of Period               $  1.00       $   1.00       $   1.00       $   1.00       $   1.00
     ----------------------------------------------------------------------------------------------------------------------
     Income from Investment Operations:
      Net Investment Income                               0.058          0.047          0.053          0.051          0.051
      Total From Investment Operations                    0.058          0.047          0.053          0.051          0.051
     ----------------------------------------------------------------------------------------------------------------------
     Distributions:
      Net Investment Income                                             (0.047)        (0.053)        (0.051)        (0.051)
      Total Distributions                                (0.085)        (0.047)        (0.053)        (0.051)        (0.051)
     ----------------------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                     $  1.00       $   1.00       $   1.00       $   1.00       $   1.00
     ======================================================================================================================
     Total Return+                                         5.95%          4.77%          5.38%          5.26%          5.26%
     ======================================================================================================================
     Ratios and Supplemental Data
      Net Assets, End of Period (Thousands)             $83,665       $126,380       $150,861       $152,216       $220,124
      Ratio of Expenses to Average Net Assets              0.48%          0.46%          0.36%          0.37%          0.38%
      Ratio of Net Investment Income to Average
       Net Assets                                          5.77%          4.66%          5.27%          5.14%          5.14%

+Total return would have been lower had certain expenses had not been waived and certain expenses assumed by the adviser during the periods indicated.

The DSI Portfolios


  Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of a fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying
     ------------------
  a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's
  ------------------
  Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

                                                                          UAM(R)

                         UAM Funds
                         Funds for the Informed Investor(SM)


FMA Small Company Portfolio
Institutional Class Shares Prospectus          March 1, 2001




                                                                          UAM(R)


   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.


Table Of Contents
Fund Summary...............................................  1

 What Is The Fund's Objective?.............................  1
 What Are The Fund's Principal Investment Strategies?......  1
 What Are The Fund's Principal Risks?......................  1
 How Has The Fund Performed?...............................  2
 What Are The Fund's Fees And Expenses?....................  3

Investing With The Uam Funds...............................  5

 Buying Shares.............................................  5
 Redeeming Shares..........................................  6
 Exchanging Shares.........................................  8
 Transaction Policies......................................  8
 Account Policies.......................................... 10

Additional Information About The Fund...................... 12

 Other Investment Practices And Strategies................. 12
 Investment Management..................................... 13
 Shareholder Servicing Arrangements........................ 13

Financial Highlights....................................... 13

Fund Summary

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The fund seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing in common stocks of smaller companies in terms of revenues and/or market capitalization. The fund may change its investment objective without shareholder approval.

WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The fund invests primarily in common stocks of domestic companies that are smaller or less established in terms of revenues, assets and market capitalization. Under normal circumstances, the fund invests at least 65% of its assets in companies with small market capitalizations at the time of initial purchase. The fund considers a company to have a small market capitalization when its market capitalization is less than $1.5 billion. At any given time, the fund may own a diversified group of stocks in several industries. The fund invests mainly in common stocks, but it may also invest in other types of equity securities.

     The adviser analyzes and selects investments by looking for market trends and changes that signal opportunity. The adviser seeks out companies with lower price to earnings ratios, strong cash flow, good credit lines and clean or improving balance sheets. To minimize risk and volatility, the adviser uses initial public offerings sparingly, concentrating instead on companies with seasoned management or a track record as part of a larger, parent company.

     The adviser follows all stocks owned or being considered for purchase. The adviser re-evaluates and considers selling stocks that meet initial targets of revenue or stock market value growth; or decline an absolute 25% in stock market value.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

   1992    5.59%
   1993   28.25%
   1994   -2.89%
   1995   24.16%
   1996   26.20%
   1997   40.39%
   1998   -2.03%
   1999   -8.82%
   2000   27.73%

  During the periods shown in the chart for the fund, the highest return for a quarter was 16.63% (quarter ending 12/31/92) and the lowest return for a quarter was -16.41% (quarter ending 3/31/99).

Average Annual Returns For Periods Ended December 31, 2000

                                                                     Since
                                         1 Year        5 Years       8/1/91*
   ------------------------------------------------------------------------
   FMA Small Company Portfolio            27.73%        15.12%        14.64%
   ------------------------------------------------------------------------
   Russell 2000 Index #                   -3.02%        10.32%        13.17%

   *  Beginning of operations. Index comparisons begin on July 31, 1991.

   # The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

   The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

   The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

   The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

   Management Fees                                                 0.75%
   Other Expenses*                                                 0.44%
================================================================================
   Total Annual Fund Operating Expenses                            1.19%

   * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.20% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

        ------------------------------------------------------------------------

Example

   This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment.

  Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Year             3 Years             5 Years             10 Years
-----------------------------------------------------------------------------
       121               $378                $654                $1,443

Investing with the UAM Funds



BUYING SHARES
--------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10/th/ Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com.
                                                                -----------
  For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
  IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

      Trading Symbol                  CUSIP                  Fund Code
  ---------------------------------------------------------------------------
         FMACX                      902555796                   645


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

  Send a letter to the UAM Funds specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address.

  All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO  64121

By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You can redeem shares on the Internet at www.uam.com.  For login information,
                                           -----------
  including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

     Rights Reserved by the UAM Funds

          At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

          .    Trading on the New York Stock Exchange is restricted; or

          . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

     EXCHANGING SHARES
     ---------------------------------------------------------------------------

          At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your personal
             -----------
          identification number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

     Rights Reserved by the UAM Funds

          The UAM Funds may:

          . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

          .    Reject any request for an exchange; or

          . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

     TRANSACTION POLICIES
     ---------------------------------------------------------------------------

     Calculating Your Share Price

          You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

          Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

          The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value the investments of the fund. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

     Buying or Selling Shares through a Financial Intermediary

          You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

          Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

     In-Kind Transactions

          Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

     Telephone Transactions

          The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

     ACCOUNT POLICIES
     ---------------------------------------------------------------------------

     Small Accounts

          The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

          .    To retirement accounts and certain other accounts; or

          . When the value of your account falls because of market fluctuations and not your redemptions.

          The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

     Distributions

          Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

     Federal Taxes

          The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

          Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

          You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

          The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

          If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

          Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

          Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

          Backup Withholding By law, the fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

     State and Local Taxes

          You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

     Additional Information about the Fund



     OTHER INVESTMENT PRACTICES AND STRATEGIES
     ---------------------------------------------------------------------------

          In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

     Derivatives

          The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

     Short-Term Investing

          At times, the adviser may decide to invest up to 100% of the fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of the fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the fund from achieving its stated objectives.

     Portfolio Turnover

          The fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the fund. Shareholders must pay tax on such capital gains.


     INVESTMENT MANAGEMENT
     ---------------------------------------------------------------------------

     Investment Adviser

          Fiduciary Management Associates Inc., an Illinois corporation located at 55 Monroe Street, Suite 2550, Chicago, Illinois 60603, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a financial services group based in the United Kingdom.

          For its services, the fund has agreed to pay the adviser a management fee equal to 0.75% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.20% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.57% of its average net assets in advisory fees to the adviser.

     Portfolio Managers

          A team of the adviser's investment professionals has primary responsibility for the day-to-day management of the fund. For more information on the composition of the team managing the fund, please see the SAI.


     SHAREHOLDER SERVICING ARRANGEMENTS
     ---------------------------------------------------------------------------

          Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

          For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

          The fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

          UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

          The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

     Financial Highlights

          The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.


          Years Ended October 31,                2000       1999       1998      1997      1996
          =====================================================================================
          Net Asset Value, Beginning of
          Period                             $   13.35   $  14.52   $  16.60   $ 14.11   $ 13.19
          Income from Investment
          Operations:
            Net Investment Income                 0.12       0.08       0.07      0.06      0.09
            Net Realized and Unrealized
             Gain (Loss)                          3.10      (1.17)     (0.31)     4.97      2.46
             Total From Investment
             Operations                           3.22      (1.09)     (0.24)     5.03      2.55
          Distributions:
            Net Investment Income                (0.11)     (0.08)     (0.07)    (0.13)    (0.09)
            Net Realized Gain                        -         --      (1.77)    (2.41)    (1.60)
             Total Distributions                 (0.11)     (0.08)     (1.84)    (2.54)    (1.69)
          Capital Contribution                       -         --         --        --      0.06
          Net Asset Value, End of Period     $   16.46   $  13.35   $  14.52   $ 16.60   $ 14.11
          Total Return+                          24.27      (7.63)%    (2.10)%   42.33%    22.51%
          Ratios and Supplemental Data
            Net Assets, End of Period        $  115,88
             (Thousands)                             5   $135,040   $213,491   $45,060   $20,953
            Ratio of Expenses to Average
             Net Assets                           1.02%      1.03%      1.03%     1.03%     1.03%
            Ratio of Net Investment Income
             to Average Net Assets                0.75%      0.52%      0.62%     0.50%     0.75%
            Portfolio Turnover Rate                108%       121%        39%       86%      106%

          + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

     FMA Small Company Portfolio


          Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.

          Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                            Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

          You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after
          ------------------
          paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and
                        ------------------
          Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

          Investment Company Act of 1940 file number: 811-5683.

                                                                          UAM(R)

                                   UAM Funds
                                   Funds for the Informed

Investor(SM)

ICM Small Company Portfolio
Institutional Class Shares Prospectus                              March 1, 2001


                                                                          UAM(R)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Table Of Contents

Fund Summary.........................................................  1

   What Is The Fund's Objective?.....................................  1
   What Are The Fund's Principal Investment Strategies?..............  1
   What Are The Fund's Principal Risks?..............................  2
   How Has The Fund Performed?.......................................  2
   What Are The Fund's Fees And Expenses?............................  3

Investing With The Uam Funds.........................................  5

   Buying Shares.....................................................  5
   Redeeming Shares..................................................  6
   Exchanging Shares.................................................  8
   Transaction Policies..............................................  8
   Account Policies.................................................. 10

Additional Information About The Fund................................ 12

   Other Investment Practices And Strategies......................... 12
   Investment Management............................................. 13
   Shareholder Servicing Arrangements................................ 13

Financial Highlights................................................. 15

Fund Summary

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The fund seeks maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The fund normally seeks to achieve its objective by investing at least 80% of its assets in common stocks of companies that have market capitalizations that are under $2 billion. The fund may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the National Association of Securities Dealers, Inc. The fund invests mainly in common stocks, but it may also invest in other types of equity securities.

     Typically, the adviser looks to invests in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks which comprise the Russell 2000 Index. In addition, the companies selected by the adviser usually have higher returns on equity and capital than the average company in the Russell Index. Using screening parameters such as price to earnings ratios, relative return on equity, and other financial ratios, the adviser screens the fund's universe of potential investments to identify potentially undervalued securities. The adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the adviser believes the shares have become relatively overvalued or it finds more attractive alternatives.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

[GRAPH]

     1991     48.67%
     1992     32.28%
     1993     22.00%
     1994      3.41%
     1995     21.27%
     1996     23.01%
     1997     33.01%
     1998     -0.51%
     1999     -1.07%
     2000     22.46%


     During the periods shown in the chart for the fund, the highest return for a quarter was 30.04% (quarter ending 3/31/91) and the lowest return for a quarter was -14.29% (quarter ending 9/30/98).

    (quarter ending 3/31/91) and the lowest return for a quarter was -14.29% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                            1 Year       5 Years       10 Years
    ============================================================================
    ICM Small Company Portfolio             22.46%        14.55%        19.49%
    ----------------------------------------------------------------------------
    Russell 2000 Value Index+               22.83%        12.60%        17.65%
    ----------------------------------------------------------------------------
    Russell 2000 Index                      -3.02%        10.32%        15.53%


     + Beginning this period the fund has changed its comparative broad-based securities market index from the Russell 2000 Index to the Russell 2000 Value Index because it is a more appropriate benchmark for this type of fund. The Russell 2000 is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

     Management Fees                                                   0.70%
     Other Expenses*                                                   0.15%
     ===========================================================================
     Total Annual Fund Operating Expenses                              0.85%

* "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year            3 Years              5 Years              10 Years
     ===========================================================================
           $87               $271                 $471                $1,049

Investing with the UAM Funds

Buying Shares
--------------------------------------------------------------------------------

By Mail

     You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

     Regular Mail Address
     UAM Funds
     PO Box 219081
     Kansas City, MO 64121

     Express Mail Address
     UAM Funds
     210 West 10/th/ Street
     Kansas City, MO 64105

Online

     You can add money to your existing account on the internet at www.uam.com.
                                                                   -----------
     For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

     To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

     Wiring Instructions

     United Missouri Bank
     ABA # 101000695
     UAM Funds
     DDA Acct. # 9870964163
     Ref: fund name/account number/
     account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

     You can open an account with the fund with a minimum initial investment of $5,000,000. You can buy additional shares for as little as $1,000.

Fund Codes

     The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

           Trading Symbol                 CUSIP                   Fund Code
     ===========================================================================
               ICSCX                    90255762                     895


Rights Reserved by the UAM Funds

     At any time and without notice, the UAM Funds may:

     .    Stop offering shares;

     .    Reject any purchase order; or

     . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------


By Mail

     Send a letter to the UAM Funds specifying:

     .    The fund name;

     .    The account number;

     .    The dollar amount or number of shares you wish to redeem;

     .    The account name(s); and

     .    The address.

     All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

     Regular Mail Address

     UAM Funds
     PO Box 219081
     Kansas City, MO 64121

By Telephone

     You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

     You can redeem shares on the Internet at www.uam.com. For login
                                              -----------
     information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

     Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

     .    Trading on the New York Stock Exchange is restricted; or

     . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your personal identification
     -----------
     number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     .    Reject any request for an exchange; or

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

     You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

     The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

     You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Telephone Transactions

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     .    To retirement accounts and certain other accounts; or

     . When the value of your account falls because of market fluctuations and not your redemptions.

     The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

     Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

Federal Taxes

     The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

     Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

     The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

     If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


Taxes on Exchanges and Redemptions

     When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

     Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

     Backup Withholding By law, the fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

     You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

Additional Information about the Fund

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

     The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

American Depositary Receipts (ADRs)

     The fund may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, such as the United States. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

Short-Term Investing

     At times, the adviser may decide to invest up to 100% of the fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of the fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the fund from achieving its stated objectives.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

     Investment Counselors of Maryland, Inc., a Maryland corporation located at 803 Cathedral Street, Baltimore, Maryland 21201, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, provides investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group. For its services, during its most recent fiscal year, the fund paid the adviser a management fee equal to 0.70% of the fund's average net assets.

Portfolio Managers

     A team of the adviser's investment professionals has primary responsibility for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The funds may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the funds.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

Financial Highlights

     The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.

     Years Ended October 31,     2000      1999       1998       1997      1996
     ==========================================================================
     Net Asset Value,        $  22.63  $  24.35   $  27.82   $  20.71  $  19.04
     Beginning of Period
     Income from Investment
     Operations:
      Net Investment Income      0.28      0.29       0.28       0.23      0.24
      Net Realized and
       Unrealized Gain
       (Loss)                    3.61     (0.30)     (1.58)      8.27      2.59
      Total From Investment
       Operations                3.89     (0.01)     (1.30)      8.50      2.83
     Distributions:
      Net Investment Income     (0.28)    (0.29)     (0.24)     (0.20)    (0.24)
      Net Realized Gain         (2.92)    (1.42)     (1.93)     (1.19)    (0.92)
      Total Distributions       (3.20)    (1.71)     (2.17)     (1.39)    (1.16)
     Net Asset Value, End
     of Period               $  23.32  $  22.63   $  24.35   $  27.82  $  20.71
     Total Return               19.71%    (0.13)%    (5.04)%    43.28%    15.62%
     Ratios and
     Supplemental Data
      Net Assets, End of
       Period (Thousands)    $537,635  $559,980   $618,590   $518,377  $320,982
      Ratio of Expenses to
       Average Net Assets        0.85%     0.85%      0.89%      0.89%     0.88%
      Ratio of Net
       Investment Income to
       Average Net Assets        1.22%     1.18%      1.12%      0.97%     1.20%
      Portfolio Turnover
       Rate                        33%       32%        22%        23%       23%

ICM Small Company Portfolio

     Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

     You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of
                                   ------------------
     this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
                                   ------------------
     Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-5683.



                                                                          UAM(R)

             Independence Small Cap Portfolio
             Institutional Class Shares Prospectus   March 1, 2001



                                             UAM(R)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Table Of Contents

Fund Summary...........................................................   1

  What Is The Fund's Objective?........................................   1
  What Are The Fund's Principal Investment Strategies?.................   1
  What Are The Fund's Principal Risks?.................................   2
  How Has The Fund Performed?..........................................   2
  What Are The Fund's Fees And Expenses?...............................   3

Investing With The Uam Fund............................................   5

  Buying Shares........................................................   5
  Redeeming Shares.....................................................   6
  Exchanging Shares....................................................   8
  Transaction Policies.................................................   8
  Account Policies.....................................................  10

Additional Information About The Fund..................................  12

  Other Investment Practices And Strategies............................  12
  Investment Management................................................  13
  Shareholder Servicing Arrangements...................................  14

Financial Highlights...................................................  15

FUND SUMMARY

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

   The fund seeks maximum capital appreciation consistent with reasonable risk to principal by investing in primarily smaller companies. The fund may change its investment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

   Normally, the fund seeks to achieve its goal by investing at least 80% of its assets in equity securities of companies whose market capitalization is under $2 billion.

   The adviser selects securities for the fund using a bottom-up selection process that focuses on stocks of statistically undervalued yet promising companies that it believes are likely to show improving fundamental prospects with an identifiable catalyst for change. Examples of some of the catalysts the adviser may consider include a new product, new management, regulatory changes, industry or company restructuring or a strategic acquisition.

   The adviser will attempt to identify undervalued securities using quantitative screening parameters, including various financial ratios and "earnings per share" revisions, which measure the change in earnings estimate expectations. The adviser additionally narrows the list of stocks using fundamental security analysis, which may include on-site visits, outside research and analytical judgment.

   The fund may sell a stock if it reaches the target price set by the adviser; the adviser decides, by using the same quantitative screens it analyzed in the selection process, that the stock is statistically overvalued; or the adviser decides earnings expectations or fundamental outlook for the company have deteriorated.

   As market timing is not an important part of the adviser's investment strategy, cash reserves will normally represent a small portion of the fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

   As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

   As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

   Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

   Since the adviser selects securities for the fund principally using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

   The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

   Calendar Year Returns

   1999   4.50%
   2000  16.43%


   During the periods shown in the chart for the fund, the highest return for a quarter was 20.23% (quarter ending 3/31/00) and the lowest return for a quarter was -14.42% (quarter ending 3/31/99).

   Effective February 2, 2001, Independence Investment Associates, Inc. became the Fund's investment adviser. Prior to February 2, 2001, Dewey Square Investors Corporation served as investment adviser to the Fund.

Average Annual Returns For Periods Ended December 31, 2000

                                                                         Since
                                                          1 Year       12/15/98*
   -----------------------------------------------------------------------------
   Small Cap Portfolio                                    16.43%        13.72%
   -----------------------------------------------------------------------------
   S&P Small Cap 600 Index#                               11.80%        12.10%
   -----------------------------------------------------------------------------
   Russell 2000 Indexx                                    -3.02%         8.44%

   *  Beginning of operations. Index comparisons begin on 12/31/98.

   # An unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

   x An unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
   The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

   The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

   The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

                                                         Small Cap Portfolio
   -----------------------------------------------------------------------------
   Management Fee*                                              0.85%
   -----------------------------------------------------------------------------
   Other Expenses#                                              0.64%
   -----------------------------------------------------------------------------
   Total Annual Fund Operating Expenses*                        1.49%

   * The "Management Fee" and "Total Annual Fund Operating Expenses" stated in the table above may be higher than the expenses you would have actually paid during the fund's most recent fiscal year. This is due to a voluntary agreement by the adviser to reduce the management fee of the fund to 0.75%. The adviser may change or cancel its management fee reduction at any time.

   # "Other Expenses" include amounts related to any expense offset arrangement that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian,

Example

   This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year            3 Years                5 Years             10 Years
   -----------------------------------------------------------------------------
        $152             $471                    $813                $1,779

Investing with the Fund


BUYING SHARES
--------------------------------------------------------------------------------

By Mail

   You can open an account with the fund by sending a check or money order and your account application to the funds. You should make your check or money order payable to the "UAM Funds." The fund does not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and a fund name.

   Regular Mail Address

   UAM Funds
   PO Box 219081
   Kansas City, MO 64121

   Express Mail Address

   UAM Funds
   210 West 10/th/ Street
   Kansas City, MO 64105

By Wire

   To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the fund. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the funds.
   Wiring Instructions

   United Missouri Bank
   ABA # 101000695
   UAM Funds
   DDA Acct. # 9870964163
   Ref: fund name/account number/
   account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

   You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the fund. To cancel or change a plan, write to the fund. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

   You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
   IRAs).  You can buy additional shares for as little as $100.

Fund Codes

   The fund's reference information, which is listed below, will be helpful to you when you contact the fund to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

      Trading Symbol             CUSIP             Fund Code
   ============================================================
          DSISX                902555275              783
   ------------------------------------------------------------

Rights Reserved by the fund

   At any time and without notice, the UAM Funds may:

   .  Stop offering shares;

   .  Reject any purchase order; or

   . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

   Send a letter to the fund specifying:

   .  The fund name;

   .  The account number;

   .  The dollar amount or number of shares you wish to redeem;

   .  The account name(s); and

   .  The address.

   All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

   Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

   Regular Mail Address

   UAM Funds
   PO Box 219081
   Kansas City, MO 64121

By Telephone

   You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the fund.

Online

   You can redeem shares on the Internet at www.uam.com.  For login information
                                            -----------
   including your personal identification number (PIN), please call 1-877-826-5465.

By Systematic Withdrawal Plan (Via ACH)

   If your account balance is at least $10,000, you may transfer as little as $100 per month from your fund account to another financial institution.
   To participate in this service, you must complete the appropriate sections of the account application and mail it to the fund.

Payment of Redemption Proceeds

   Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

   Ordinarily the fund will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the fund may require a shareholder to furnish additional legal documents to insure proper authorization.

   If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

     Rights Reserved by the Fund

          At any time, the fund may change or eliminate any of the redemption methods described above, except redemption by mail. The fund may suspend your right to redeem if:

          .    Trading on the New York Stock Exchange is restricted; or

          . The Securities and Exchange Commission allows the fund to delay redemptions.


     EXCHANGING SHARES
     ---------------------------------------------------------------------------

          At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call
             -----------
          1-877-826-5465. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

     Rights Reserved by the UAM Funds

          The UAM Funds may:

          . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

          .    Reject any request for an exchange; or

          . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.


     TRANSACTION POLICIES
     ---------------------------------------------------------------------------

     Calculating Your Share Price

          You may buy, sell or exchange shares of the fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the fund must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

          Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a fund may change on days when you are unable to purchase or redeem shares.

          The fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The fund uses current market prices to value its investments. However, the fund may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The fund will determine an investment's fair value according to methods established by the Board. The fund values debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The fund may use a pricing service to value some of their assets, such as debt securities or foreign securities.

     Buying or Selling Shares through a Financial Intermediary

          You may buy or sell shares of the fund through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the fund on time. Your financial intermediary may charge additional transaction fees for its services.

          Certain financial intermediaries have agreements with the fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

     In-Kind Transactions

          Under certain conditions and at the fund's discretion, you may pay for shares of the fund with securities instead of cash. In addition, the fund may pay all or part of your redemption proceeds with securities instead of cash.

     Telephone Transactions

          The fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

     ACCOUNT POLICIES
     ---------------------------------------------------------------------------

     Small Accounts

          The fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

          .    To retirement accounts and certain other accounts; or

          . When the value of your account falls because of market fluctuations and not your redemptions.

          The fund will notify you before liquidating your account and allow you 60 days to increase the value of your account.

     Distributions

          Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The fund will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

     Federal Taxes

          The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

          Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the fund will send you a statement showing the types and total amount of distributions you received during the previous year.

          You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

          The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

          If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

          Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

          Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

          Backup Withholding By law, the fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

     State and Local Taxes

          You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

     Additional Information about the Fund

     OTHER INVESTMENT PRACTICES AND STRATEGIES
     ----------------------------------------------------------------------

          In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

     Foreign Securities

          The fund may invest in securities of companies located outside the United States, American Depositary Receipts, European Depositary Receipts, and other similar global instruments. The fund must limit its investments in foreign securities to 20% of its total assets. The fund will select foreign securities according to the same standards they apply to domestic securities.

          When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

     Derivatives

          The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

     Short-Term Investing

          At times, the adviser may decide to invest up to 100% of the fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of the fund that may result from adverse market, economic, political or other developments.

          When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the fund from achieving its stated objectives.



     INVESTMENT MANAGEMENT
     ---------------------------------------------------------------------------

     Investment Adviser

          Independence Investment Associates, Inc., located at 53 State Street, Boston, Massachusetts 02109, is the investment adviser to the fund. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of John Hancock Financial Services, Inc., has provided investment management services to the fund since February 2, 2001, and to various other corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1982.

          At a special meeting of the shareholders held on January 31, 2001 fund shareholders approved the investment advisory agreement with Independence Investment Associates, Inc. in connection with Independence's acquisition of the small cap advisory business of Dewey Square Investors Corporations ("Dewey Square"). Prior to January 31, 2001 the fund was advised by Dewey Square located at One Financial Center, Boston, Massachusetts 02111. Dewey Square was a subsidiary of United Asset Management Corporation, a wholly-owned subsidiary of Old Mutual plc.

          For its services, the fund has agreed to pay the adviser a management fee equal to 0.85% of the fund's average net assets. In addition, the adviser has voluntarily agreed to waive a portion of its management fee to reduce the management paid by the fund to 0.75% of average net assets. The adviser intends to continue its fee waiver until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid Dewey Square a management fee equal to 0.75% of the fund's average net assets. For the period from November 1, 2000 through February 2, 2001, the fund paid Dewey Square at the rate of 0.75% of the fund's average net assets.

     Portfolio Manager

          Charles Glovsky, CFA, who joined the adviser as of December 28, 2000 as part of its acquisition of Dewey Square's small cap advisory business, is responsible for the day to day management of the fund. Mr. Glovsky is a Senior Vice President with the adviser. Prior to that he served as a Senior Portfolio Manager with Dewey Square, which he joined in 1998. Prior to joining Dewey Square, he was a Managing Partner of Glovsky-Brown Capital Management, a firm he co-founded that specialized in small and mid-capitalization stocks. Prior to that position, he spent nine years as a portfolio manager and Senior Vice President at State Street Research where he was responsible for that firm's small cap stock portfolios. He has also worked as an analyst for Alex Brown & Sons and Eppler, Guerin & Turner. He received a B.A. from Dartmouth College in 1975 and an M.B.A. from Stanford University. He has 19 years of investment experience and is a member of the Boston Security Analysts Society.

     SHAREHOLDER SERVICING ARRANGEMENTS
     ---------------------------------------------------------------------------

          Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

          For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

          The funds may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

          UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the funds.

          The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

     Financial Highlights

          The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the fund at 1-877-826-5465.

          Years Ended October 31,                                                 2000               1999#
          ================================================================================================
          Net Asset Value, Beginning of Period                                $   9.44           $   10.00
          ------------------------------------------------------------------------------------------------
          Income from Investment Operations:
           Net Investment Loss                                                   (0.12)              (0.09)
           Net Realized and Unrealized Loss                                       5.32               (0.47)
          ------------------------------------------------------------------------------------------------
           Total From Investment Operations                                       5.20               (0.56)
          ------------------------------------------------------------------------------------------------
          Net Asset Value, End of Period                                      $  14.64           $    9.44
          ------------------------------------------------------------------------------------------------
          Total Return+                                                          55.08%              (5.60)%*
          ------------------------------------------------------------------------------------------------
          Ratios and Supplemental Data
           Net Assets, End of Period (Thousands)                              $ 24,219           $  15,893
           Ratio of Expenses to  Average Net Assets                               1.49%               1.85%*
           Ratio of Net Investment Income (Loss) to
            Average Net Assets                                                   (0.95)%             (1.11)%*
           Portfolio Turnover Rate                                                  84%                 91%

          *   Annualized
          @   Not annualized
          #   For the period from December 16, 1998 (commencement of operations)
              to October 31, 1999.
          +   Total return would have been lower had fees not been waived and certain expenses assumed by the adviser during the periods indicated.

          Effective February 2, 2001, Independence Investment Associates, Inc. became the fund's investment adviser. Prior to February 2, 2001, Dewey Square Investors Corporation served as investment adviser to the fund.

     The Independence Small Cap Portfolio

          Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of a fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.

          Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                            Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)

          You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after
          ------------------
          paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and
                        ------------------
          Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

          Investment Company Act of 1940 file number: 811-5683.

                                                                          UAM(R)

                                             UAM Funds
                                             Funds for the Informed Investor(SM)




The McKee Portfolios
Institutional Class Shares Prospectus                        March 1, 2001


                               McKee Small Cap Equity Portfolio
                               McKee Domestic Equity Portfolio
                               McKee International Equity Portfolio






                                                                  UAM(R)

   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.


Table Of Contents
McKee Domestic Equity Portfolio......................................  1

 What Are The Fund's Objectives?.....................................  1
 What Are The Fund's Principal Investment Strategies?................  1
 What Are The Fund's Principal Risks?................................  1
 How Has The Fund Performed?.........................................  2
 What Are The Fund's Fees And Expenses?..............................  3

McKee International Equity Portfolio.................................  5

 What Are The Fund's Objectives?.....................................  5
 What Are The Fund's Principal Investment Strategies?................  5
 What Are The Fund's Principal Risks?................................  5
 How Has The Fund Performed?.........................................  6
 What Are The Fund's Fees And Expenses?..............................  7

McKee Small Cap Equity Portfolio.....................................  9

 What Are The Fund's Objectives?.....................................  9
 What Are The Fund's Principal Investment Strategies?................  9
 What Are The Fund's Principal Risks?................................  9
 How Has The Fund Performed?......................................... 10
 What Are The Fund's Fees And Expenses?.............................. 11

Investing With The UAM Funds......................................... 13

 Buying Shares....................................................... 13
 Redeeming Shares.................................................... 14
 Exchanging Shares................................................... 16
 Transaction Policies................................................ 16
 Account Policies.................................................... 18

Additional Information About The Funds............................... 21

 Other Investment Practices And Strategies........................... 21
 Investment Management............................................... 22
 Shareholder Servicing Arrangements.................................. 23

Financial Highlights................................................. 25

 Domestic Equity Portfolio........................................... 25
 International Equity Portfolio...................................... 26
 Small CAP EQUITY Portfolio.......................................... 26

McKee Domestic Equity Portfolio


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The Domestic Equity Portfolio seeks a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The Domestic Equity Portfolio normally seeks to achieve its goal by investing at least 65% of its assets in equity securities of U.S. companies with medium to large market capitalizations, typically defined as companies having over $1 billion at the time of purchase. The fund invests primarily in securities that are listed on a national exchange or traded over the counter.

  The stock selection process begins by screening the companies in which the fund may invest to identify potentially undervalued securities whose fundamentals are improving. Such quantitative screens include price/earnings ratios, earnings momentum and earnings surprise. Stocks in the top 30% of each economic sector (a group of industries used to categorize and divide securities) as determined by the above screens will form the adviser's focus list. Using fundamental security analysis, company management interviews and an assessment of the opinions of street analysts and consultants, the adviser selects a portfolio of stocks from the focus list with the best combination of value and technical indicators. The adviser looks for companies with strong balance sheets, competent management and comparative business advantages such as costs, products and geographical location.

  The fund attempts to manage risk by broadly and systematically diversifying its investments. The adviser believes that the fund can achieve a broad diversification by maintaining exposure to most major economic sectors and industries represented in the S&P 500 Index

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

  Since the fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Diversifying a mutual fund's investments can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Therefore, being nondiversified may cause the value of shares to be more sensitive to changes in the market value of a single issuer relative to a diversified mutual fund.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

                                    [GRAPH]

  1996         22.51%
  1997         20.86%
  1998         11.86%
  1999         10.40%
  2000        -11.04%

 During the periods shown in the chart for the fund, the highest return for a quarter was 17.47% (quarter ending 12/31/98 and the lowest return for a quarter was -14.77% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                      1 Year         5 Years      Since 3/2/95*
-------------------------------------------------------------------------------
McKee Domestic Equity Portfolio      -11.04%         10.22%          12.44%
-------------------------------------------------------------------------------
S&P 500 Index#                       -9.11%          18.33%          20.40%


  * Beginning of operations. Index comparisons begin on March 31, 1995

  # An unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund does have annual operating expenses and as a shareholder you pay them indirectly. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

   Management Fees                                                     0.65%
   Other Expenses*                                                     0.51%
  ==============================================================================
   Total Annual Fund Operating Expenses                                1.16%


     * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year           3 Years          5 Years         10 Years
         =================================================================
             $118             $368             $638            $1,409

McKee International Equity Portfolio


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The International Equity Portfolio seeks a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The International Equity Portfolio normally seeks to achieve its goal by investing at least 65% of its assets in companies located in at least three countries other than the U.S.

  The stock selection process begins by screening the companies in which the fund may invest to identify potentially undervalued securities whose fundamentals are improving. Such quantitative screens include price/earnings ratios, earnings momentum and earnings surprise. Stocks in the top 30% of each economic sector (a group of industries used to categorize and divide securities) as determined by the above screens will form the adviser's focus list. Using fundamental security analysis, company management interviews and an assessment of the opinions of street analysts and consultants, the adviser selects a portfolio of stocks from the focus list with the best combination of value and technical indicators. The adviser looks for companies with strong balance sheets, competent management and comparative business advantages such as costs, products and geographical location.

  The fund will attempt to minimize risk through systematic country and economic sector diversification. The adviser will deliberately allocate the assets of the fund to most major markets and industries within the Morgan Stanley Capital International EAFE Index. However, the fund may buy stocks that are not included in countries and industries comprising the Morgan Stanley Capital International EAFE Index. Based on this strategy the fund will generally hold more than 50 stocks selected from at least 15 countries.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.


  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

  Since the fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Diversifying a mutual fund's investments can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Therefore, being non-diversified may cause the value of shares to be more sensitive to changes in the market value of a single issuer relative to a diversified mutual fund.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

                                    [GRAPH]

     1995      8.87%
     1996     10.51%
     1997     11.32%
     1998      8.94%
     1999     43.69%
     2000    -16.26%


 During the periods shown in the chart for the fund, the highest return for a quarter was 22.28% (quarter ending 12/31/99) and the lowest return for a quarter was -14.83% (quarter ending 9/30/98)

Average Annual Returns For Periods Ended December 31, 2000

                                                                   Since
                                            1 Year     5 Years    5/26/94*
   ==========================================================================
    McKee International Equity Portfolio    -16.26%    10.03%      8.35%
   --------------------------------------------------------------------------
    Morgan Stanley Capital International
    EAFE Index                              -14.17%     7.14%      7.17%

    * Beginning of operations. Index comparisons begin on May 31, 1994.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.


Shareholder Transaction Fees (fees paid directly from your investment)

  The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than six months. For more information, see "Redemption Fee" in the section on "Transaction Policies."

   Shareholder Transaction Fees
  -----------------------------------------------------------------------------
   Redemption Fee (as a percentage of amount redeemed)            1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from the assets of the fund. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

   Annual Fund Operating Expenses
  ------------------------------------------------------------------------------
    Management Fee                                                0.70%
  ------------------------------------------------------------------------------
    Other Expenses*                                               0.32%
  ------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses                          1.02%


    * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years             5 Years             10 Years
  =============================================================================
       $104               $325                $563                $1,248

McKee Small Cap Equity Portfolio


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The Small Cap Equity Portfolio seeks a superior long-term total return by investing primarily in the equity securities of small companies. The fund may change its objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  Under normal circumstances, the Small Cap Equity Portfolio invests at least 65% of its assets in companies with small market capitalizations at the time of initial purchase. The fund considers a company to have a small market capitalization when its market capitalization is less than $1 billion or when its market capitalization falls within the market capitalization range of the Russell 2000 Index. As of December 31, 2000, the Russell 2000 Index had a weighted average market capitalization of 1.1 billion. As of the same date the smallest company in the Russell 2000 Index had a market capitalization of
  3.6 million and the largest company had a market capitalization of $6.1 billion.

  The stock selection process begins by screening the companies in which the fund may invest to identify potentially undervalued securities whose fundamentals are improving. Such quantitative screens include price/earnings ratios, price/free cash flow ratios, earnings momentum and enterprise value/EBITDA. Stocks in the top 30% of each economic sector (a group of industries used to categorize and divide securities) as determined by the above screens will form the adviser's focus list. Using fundamental security analysis, company management interviews and an assessment of the opinions of street analysts and consultants, the adviser selects a portfolio of stocks from the focus list with the best combination of value and technical indicators. The adviser looks for companies with strong balance sheets, competent management and comparative business advantages such as costs, products and geographical location.

  The fund attempts to manage risk by broadly and systematically diversifying its investments. The adviser believes that the fund can achieve a broad diversification by maintaining exposure to most major economic sectors and industries that comprise the Russell 2000 Index.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.


Calendar Year Returns

                                    [GRAPH]

 1998        -9.11%
 1999        -1.34%
 2000       -13.88%


 During the periods shown in the chart for the fund, the highest return for a quarter was 16.47% (quarter ending 6/30/99) and the lowest return for a quarter was -20.53 (quarter ending 9/30/98)

Average Annual Returns For Periods Ended December 31, 2000

                                               1 Year        Since 11/4/97*
  ===========================================================================
   McKee Small Cap Equity Portfolio            -13.88            -7.96
  ---------------------------------------------------------------------------
   Russell 2000 Index                           -3.02             5.11%

  * Beginning of operations.  Index comparisons begin on October 31, 1997.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.


Shareholder Transaction Fees (fees paid directly from your investment)

  The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than twelve months. For more information, see "Redemption Fee" in the section on "Transaction Policies."

  Shareholder Transaction Fees
 -------------------------------------------------------------------------------
  Redemption Fee (as a percentage of amount redeemed)               1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from the assets of the fund. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

   Annual Fund Operating Expenses
  ------------------------------------------------------------------
    Management Fee                                       1.00%
  ------------------------------------------------------------------
    Other Expenses*                                      0.45%
  ------------------------------------------------------------------
    Total Annual Fund Operating Expenses                 1.45%

    * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest

  $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 Year          3 Years             5 Years           10 Years
  =============================================================================
        $148            $459                $792              $1,735

Investing with the UAM Funds


Buying Shares
--------------------------------------------------------------------------------

By Mail

  You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and a fund name.


  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO  64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO  64105


Online

  You can add money to your existing account on the internet at www.uam.com.
                                                                -----------
  For login information, including your personal identification number (PIN), please call 1-877-826-5465.


By Wire

  To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.


  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

     You can open an account with either fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

     Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Fund Name                            Trading Symbol    CUSIP   Fund Code
     ---------------------------------------------------------------------------
     McKee Domestic Equity Portfolio          MKDEX       902555747    896
     ---------------------------------------------------------------------------
     McKee International Equity Portfolio     MKIEX       902555739    897
     ---------------------------------------------------------------------------
     McKee Small Cap Equity Portfolio         MKSSX       902555366    898

Rights Reserved by the UAM Funds

     At any time and without notice, the UAM Funds may:

     .   Stop offering shares;

     .   Reject any purchase order; or

     . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining that an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.


REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

   Send a letter to the UAM Funds specifying:

   .   The fund name;

   .   The account number;

   .   The dollar amount or number of shares you wish to redeem;

   .   The account name(s); and

   .   The address.

   All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

   Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

   Regular Mail Address

   UAM Funds
   PO Box 219081
   Kansas City, MO  64121

By Telephone

   You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

   You can redeem shares on the Internet at www.uam.com.  For login information,
                                            -----------
   including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

   If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

   Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

   Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange guarantee signatures. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

   If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

   At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

   .  Trading on the New York Stock Exchange is restricted; or

   . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

   At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For
                                                            -----------
   login information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

   The UAM Funds may:

   . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

   .  Reject any request for an exchange; or

   . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

   You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

   Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

   The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

   You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

   Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

   Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Redemption Fee

   The International Portfolio will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than six months. The Small Cap Fund will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than twelve months. In determining how long shares of a fund have been held, the UAM Funds assumes that shares held by the investor the longest period of time will be sold first.

   A fund will retain the fee for the benefit of the remaining shareholders. A fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. A fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements.

Telephone Transactions

   The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

   The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

   .  To retirement accounts and certain other accounts; or

   . When the value of your account falls because of market fluctuations and not your redemptions.

   The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

   Normally, the Domestic Equity and Small Cap Equity Funds distribute its net investment income quarterly and the International Equity Fund distributes its net investment income annually. The funds will distribute its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

Federal Taxes

   The following is a summary of the federal income tax consequences of investing in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

   Taxes on Distributions       Distributions of a fund will generally be
   taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

   You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

   A fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

   If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

   Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

   Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

   Backup Withholding    By law, a fund must withhold 31% of your distributions
   and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

   You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

Additional Information about the Funds

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

   In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of a fund's investment practices and its risks, you should read the SAI.

Derivatives

   Each fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect a fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells. A fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.


American Depositary Receipts (ADRs)

   The Domestic Equity Portfolio and the Small Cap Equity Portfolio may invest up to 10% of their total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, such as the United States. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

   Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

Short-Term Investing

   At times, the adviser may decide to invest up to 100% of a fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of a fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a fund from achieving its stated objectives.


INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

   C.S. McKee & Co., Inc. a Pennsylvania corporation located at One Gateway Center, Pittsburgh, PA 15222, is each fund's investment adviser. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1931. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a financial services group based in the United Kingdom.

   The adviser has voluntarily agreed to limit the total expenses of the Small Cap Equity Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.75% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. Set forth in the table below are the management fees each fund paid to the adviser for its services during the most recent fiscal year, expressed as a percentage of average net assets.

                          Domestic Equity    International       Small Cap
                             Portfolio      Equity Portfolio  Equity Portfolio
------------------------------------------------------------------------------
Management Fee                0.65%              0.70%              1.00


Portfolio Managers

   Domestic Equity Portfolio

   Gregory M. Melvin and Robert A. McGee are primarily responsible for the day to day management of the Domestic Equity Portfolio. Mr. Melvin is the adviser's Chief Investment Officer. He joined the adviser as its Director of

   Equities in 2000 after six years at Dartmouth Capital where he served as President and Chief Investment Officer. Prior to working at Dartmouth Capital he spent 15 years at Federated Investors as a Senior Portfolio Manager. Mr. McGee is a portfolio manager responsible for equity investments. He joined the adviser in 2000 after eight years as Chief Investment Officer with First Commonwealth Trust Company.

   International Equity Portfolio

   Gregory M. Melvin and William J. Andrews are primarily responsible for the day to day management of the International Equity Portfolio. Mr. Melvin's biography is provided above under Domestic Equity Portfolio. Mr. Andrews is a portfolio manager responsible for equity investments. He joined the adviser in 1983.

   Small Cap Equity Portfolio

   Gregory M. Melvin and Amit Dugar are primarily responsible for the day to day management of the Small Cap Equity Portfolio. Mr. Melvin's biography is provided above under Domestic Equity Portfolio. Mr. Dugar is a quantitative analyst and portfolio manager responsible for equity investments. He joined the adviser in 1998 after five years as an equity analyst with C.H. Dean & Associates.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

   Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

   For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

   The fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

   UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

   The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

Financial Highlights

   The financial highlights table is intended to help you understand the financial performance of each fund for the past five years or since inception. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.


DOMESTIC EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  Years Ended October 31,                                  2000            1999            1998            1997          1996
  ==============================================================================================================================
  Net Asset Value, Beginning of Period                  $ 11.64         $ 16.03         $ 16.86        $  13.38         $  11.44
  ------------------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:
    Net Investment Income                                  ---             0.06            0.08            0.10             0.10
    Net Realized and Unrealized Gain                      (0.10)           1.50            0.46            3.92             2.08
  ------------------------------------------------------------------------------------------------------------------------------
    Total From Investment Operations                      (0.10)           1.56            0.54            4.02             2.18
  ------------------------------------------------------------------------------------------------------------------------------
  Distributions:
    Net Investment Income                                 (0.02)          (0.06)          (0.08)          (0.10)           (0.09)
    Net Realized Gain                                     (0.95)          (5.89)          (1.29)          (0.44)           (0.15)
    Total Distributions                                   (0.97)          (5.95)          (1.37)          (0.54)           (0.24)
  ------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                       $  10.57         $ 11.64         $ 16.03        $  16.86         $  13.38
  ===============================================================================================================================
  Total Return                                            (1.24)%         13.76%           3.36%          30.96%           19.31%+
  ==============================================================================================================================
  Ratios and Supplemental Data
  Net Assets, End of Period
      (Thousands)                                     $  29,476        $ 41,987         $49,387        $107,389         $ 62,170
  Ratio of Expenses to Average Net
      Assets                                               1.16%           1.05%           1.02%           0.94%            0.99%
  Ratio of Net Investment Income to
  Average Net  Assets                                     (0.05)%          0.51%           0.46%           0.64%            0.93%
  Portfolio Turnover Rate                                    66%             93%             61%             47%              42%


  * Annualized
  # For the period from March 2, 1995 (commencement of operations) to October
     31, 1995.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

  Years Ended October 31,                               2000         1999           1998           1997        1996
  Net Asset Value, Beginning of Period               $  14.04     $  11.23       $  12.42       $  10.55      $ 10.03
  ====================================================================================================================
  Income from Investment Operations:
    Net Investment Income                                0.05         0.11           0.12           0.11         0.09
    Net Realized and Unrealized Gain (Loss)              0.17         3.20          (0.03)          2.01         0.73
  --------------------------------------------------------------------------------------------------------------------
    Total From Investment Operations                    (0.12)        3.31           0.09           2.12         0.82
  --------------------------------------------------------------------------------------------------------------------
    Redemption Fee                                       0.01           --             --             --           --
  Distributions:
    Net Investment Income                               (0.13)       (0.09)         (0.11)         (0.11)       (0.09)
    Net Realized Gain                                   (1.47)       (0.41)         (1.17)         (0.14)       (0.21)
    Total Distributions                                 (1.60)       (0.50)         (1.28)         (0.25)       (0.30)
  --------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                     $  12.33     $  14.04       $  11.23       $  12.42      $ 10.55
  ====================================================================================================================
  Total Return                                          (1.69)%      30.33%          1.18%         20.31%        8.29%
  ====================================================================================================================
  Ratios and Supplemental Data
    Net Assets, End of Period
     (Thousands)                                     $163,684    $ 172,027       $134,075      $ 103,050     $ 91,224
    Ratio of Expenses to Average Net
     Assets                                              1.02%        1.02%          1.00%          0.98%        1.01%
    Ratio of Net Investment Income to
     Average Net Assets                                  0.37%        1.05%          1.08%          0.95%        0.92%
    Portfolio Turnover Rate                                60%          40%            20%            29%           9%

SMALL CAP EQUITY PORTFOLIO
-------------------------------------------------------------------------------

  Years Ended October 31,                                           2000               1999             1998**
  ==================================================================================================================
  Net Asset Value, Beginning of Period                              $    8.46            $  8.46      $    10.00
  ------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:                                    (0.03)             (0.02)          (0.01)
    Net Investment Loss
    Net Realized and Unrealized Gain (Loss)                             (0.40)              0.09           (1.52)
  ------------------------------------------------------------------------------------------------------------------
    Total From Investment Operations                                    (0.43)              0.07           (1.53)
  ------------------------------------------------------------------------------------------------------------------
  Distributions:
    Net Realized Gain                                                      --              (0.07)          (0.01)
  ------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                    $    8.03            $  8.46      $     8.46
  ==================================================================================================================
  Total Return                                                          (5.08)%#            0.81%         (15.36)%@
  ==================================================================================================================
  Ratios and Supplemental Data
    Net Assets, End of Period (Thousands)                           $  33,686            $81,563      $   81,451
    Ratio of Expenses to Average Net Assets                              1.45%              1.26%           1.27%*
    Ratio of Net Investment Income to
      Average Net  Assets                                               (0.57)%            (0.18)%         (0.12)%*
    Portfolio Turnover Rate                                               102%                53%              5%

  *   Annualized
  @   Not annualized
  **  For the period from November 4, 1997 (commencement of operations) to
       October 31, 1998.
  # Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

The McKee Portfolios

  Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of a fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                            Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after
          ------------------
  paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange
           ------------------
  Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.


                                                     UAM(R)

                                   UAM Funds
                                   Funds for the Informed Investor(SM)


McKee U.S. Government Portfolio
Institutional Class Shares Prospectus                        March 1, 2001



                                                                          UAM(R)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
          Any representation to the contrary is a criminal offense.

Table Of Contents

Fund Summary...........................................................................   1

 What Is The Fund's Objective?.........................................................   1
 What Are The Fund's Principal Investment Strategies?..................................   1
 What Are The Fund's Principal Risks?..................................................   1
 How Has The Fund Performed?...........................................................   2
 What Are The Fund's Fees And Expenses?................................................   3

Investing With The Uam Funds...........................................................   4

 Buying Shares.........................................................................   4
 Redeeming Shares......................................................................   5
 Exchanging Shares.....................................................................   7
 Transaction Policies..................................................................   7
 Account Policies......................................................................   9

Additional Information About The Funds.................................................  12

 Other Investment Practices And Strategies.............................................  12
 Investment Management.................................................................  13
 Shareholder Servicing Arrangements....................................................  13

Financial Highlights...................................................................  15

Fund Summary


WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

     The fund seeks a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     Normally, the fund seeks its objective by investing at least 65% of its total assets in securities issued by the U.S. government, its agencies and instrumentalities. The fund principally invests in securities of the U.S. Treasury, the Government National Mortgage Association, the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. The fund may also invest in other types of investment-grade debt securities and up to 25% of its assets in cash and cash equivalents. including agencies.

     The adviser will actively manage the fund based on its outlook for the direction of interest rates. The adviser expects the dollar weighted average maturity of the fund to range between five years and 15 years.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

     The fund is not diversified and a greater portion of its assets may be invested in a particular issue then a diversified fund. Diversifying a mutual fund's investments can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Therefore, being non-diversified may cause the value of shares to be more sensitive to changes in the market value of a single issuer relative to diversified mutual funds.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

            1996        1.12%
            1997        8.46%
            1998        7.11%
            1999       -4.21%
            2000        9.85%

 During the periods shown in the chart for the fund, the highest return for a quarter was 4.07% (quarter ending 9/30/98) and the lowest return for a quarter was -3.23% (quarter ending 3/31/96).


     Average Annual Returns For Periods Ended December 31, 2000

                                           1 Year         5 Years      Since 3/2/95*
     ===============================================================================
     McKee U.S. Government Portfolio         9.85            4.33            5.97
     -------------------------------------------------------------------------------
     Lehman Brothers                        13.23%           6.49%           7.89%
      Government/Credit Bond Index#
     -------------------------------------------------------------------------------
     Lehman Brothers
      Government/Corporate Bond Index@      11.84%           6.23%           7.76%

     * Beginning of operations. Index comparisons begin on March 31, 1995.

     # An unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds.

     @ An unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

     The fund may charge a redemption fee that would be paid directly from your investment. Shareholders pay this redemption fee when they redeem shares held for less than six months. For more information, see "Redemption Fee" in the section on "Transaction Policies."

     Shareholder Transaction Fees
-------------------------------------------------------------------------------
       Redemption Fee (as a percentage of amount redeemed)                1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund does have annual operating expenses and as a shareholder you pay them indirectly. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     Management Fees                                               0.45%
     Other Expenses*                                               1.07%
    ============================================================================
     Total Annual Fund Operating Expenses                          1.52%

     * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example
     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



          1 Year             3 Years             5 Years             10 Years
     ===========================================================================
            $155               $480                $829               1,813

Investing with the UAM Funds

BUYING SHARES
--------------------------------------------------------------------------------

By Mail

     You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and a fund name.

     Regular Mail Address

     UAM Funds
     PO Box 219081
     Kansas City, MO 64121

     Express Mail Address

     UAM Funds
     210 West 10/th/ Street
     Kansas City, MO 64105

Online

     You can add money to your existing account on the internet at www.uam.com.
                                                                   -----------
     For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

     To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

     Wiring Instructions

     United Missouri Bank
     ABA # 101000695
     UAM Funds
     DDA Acct. # 9870964163
     Ref: fund name/account number/
     account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

     You can open an account with either fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

     The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Fund Name                          Trading Symbol     CUSIP        Fund Code
     ------------------------------------------------------------------------------
     McKee U.S. Government Portfolio        MKGBX        902555754         899
     ------------------------------------------------------------------------------

Rights Reserved by the UAM Funds

     At any time and without notice, the UAM Funds may:

     .  Stop offering shares;

     .  Reject any purchase order; or

     . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining that an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

     Send a letter to the UAM Funds specifying:

     .  The fund name;

     .  The account number;

     .  The dollar amount or number of shares you wish to redeem;

     .  The account name(s); and

     .  The address.

     All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

     Regular Mail Address

     UAM Funds
     PO Box 219081
     Kansas City, MO 64121

By Telephone

     You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

     You can redeem shares on the Internet at www.uam.com. For login
                                              -----------
     information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

     Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange guarantee signatures. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

     .  Trading on the New York Stock Exchange is restricted; or

     . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------
     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your personal identification
     -----------
     number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). If shares of the fund have been held for at least six months, the fund will not deduct a redemption fee on exchanged shares.

Rights Reserved by the UAM Funds

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     .  Reject any request for an exchange; or

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

     You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

  Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Redemption Fee

  The fund will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than six months. In determining how long shares of the fund have been held, the

  UAM Funds assumes that shares held by the investor the longest period of time will be sold first.

  The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

  . To retirement accounts and certain other accounts; or . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and distributes its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of investing in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, a fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

Additional Information about the Fund


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. the fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.



Short-Term Investing

  At times, the adviser may decide to invest up to 100% of the fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of a fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the fund from achieving its stated objectives.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

  C.S. McKee & Co., Inc., a Pennsylvania corporation located at One Gateway Center, Pittsburgh, PA 15222, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1931. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a financial services group based in the United Kingdom. For its services, during the most recent fiscal year, the fund paid 0.45% in management fees, expressed as a percentage of average net assets.

Portfolio Managers

  Joseph F. Bonomo, Jr. is primarily responsible for the day-to-day management of the fund. Mr. Bonomo is currently the adviser's Director of Fixed-Income and Chief Economist. He joined the adviser as Senior Vice President and Director of Fixed Income in 1994 and was previously Senior Vice President of Paul Revere Insurance Company. He is a graduate of Temple University from which he received his B.S. and M.B.A., in Finance and Insurance, and a Ph.D. in Economics. Mr. Bonomo has 32 years of investment experience.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  The funds may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

  UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the funds.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

Financial Highlights

  The financial highlights table is intended to help you understand the financial performance of the fund for the past five years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.

  Years Ended October 31,                               2000         1999         1998           1997          1996
  =================================================================================================================
  Net Asset Value, Beginning of Period               $  9.87      $ 10.93      $ 10.84        $ 10.58       $ 10.76
  -----------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:                                 0.47         0.62           0.54          0.46
  Net Investment Income                                 0.50
  Net Realized and Unrealized Gain (Loss)               0.04        (0.72)        0.16           0.25         (0.07)++
  -----------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                      0.54        (0.25)        0.78           0.79          0.39
  -----------------------------------------------------------------------------------------------------------------
  Distributions:                                                    (0.46)       (0.62)         (0.53)        (0.44)
  Net Investment Income                                (0.50)
  Net Realized Gain                                    (0.10)       (0.35)       (0.07)            --            --
  In Excess of Net Realized Gain                          --           --           --             --         (0.13)
  -----------------------------------------------------------------------------------------------------------------
  Total Distributions                                  (0.60)       (0.81)       (0.69)         (0.53)        (0.57)
  -----------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                     $  9.81      $  9.87      $ 10.93        $ 10.84       $  0.58
  =================================================================================================================
  Total Return                                         (5.75)%      (2.44)%       7.35%          7.73%         3.77%+
  =================================================================================================================
  Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)              $12,803      $18,474      $36,481        $57,527       $23,118
  Ratio of Expenses to Average Net Assets               1.52%        1.22%        0.96%          0.94%         1.13%
  Ratio of Net Investment Income to Average Net
   Assets                                               4.89%        4.63%        5.51%          5.67%         5.39%
  Portfolio Turnover Rate                                 49%          87%         119%           124%           83%

  + Total return would have been different had certain fees not been waived and expenses assumed by the adviser during the period indicated.
  ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the fund.

McKee U.S. Government Portfolio

  Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of a fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after
          ------------------
  paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange
           ------------------
  Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

                                                                          UAM(R)

                                   UAM Funds

                     Funds for the Informed

Investor (SM)

NWQ Special Equity Portfolio
Institutional Class Shares Prospectus                        March 1, 2001


                                                                          UAM(R)


    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

Table Of Contents

Fund Summary....................................................        1

 What Is The Fund's Objective?..................................        1
 What Are The Fund's Principal Investment Strategies?...........        1
 What Are The Fund's Principal Risks?...........................        1
 How Has The Fund Performed?....................................        2
 What Are The Fund's Fees And Expenses?.........................        3

Investing With The Uam Funds....................................        4

 Buying Shares..................................................        4
 Redeeming Shares...............................................        5
 Exchanging Shares..............................................        7
 Transaction Policies...........................................        7
 Account Policies...............................................        9

Additional Information About The Fund...........................       11

 Other Investment Practices And Strategies......................       11
 Investment Management..........................................       12
 Shareholder Servicing Arrangements.............................       13

Financial Highlights............................................       14

Fund Summary


WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

   The fund seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies, which in the adviser's opinion are undervalued at the time of purchase and offer the potential for above-average appreciation. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

   The fund normally seeks to achieve its goal by investing at least 65% of its total assets in equity securities of companies with large, mid and small capitalizations that it selects on an opportunistic basis.

   The adviser seeks to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. These catalysts can be new management, industry consolidation or company restructuring or a turn in the company's fundamentals. Strong bottom up fundamental research, which focuses on both quantitative and qualitative valuation measures, drives the stock selection process. The adviser's research team applies a broad range of quantitative screens such as price to cash flow, low price to sales, low price to earnings, low price to book value and quality of earnings. On a qualitative basis, the adviser focuses on management strength, competitive position, industry fundamentals and corporate strategy. As a result of its broader definition of value, the adviser's valuation framework will include companies valued by traditional statistical measures as well as relative value, discount to asset break up value and special situations.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

   As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.



   As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

   Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------
   The following information illustrates some of the risks of investing in this class of the fund. The bar chart shows how performance of this class of the fund has varied from year to year. The average annual return table compares the average annual returns of this class of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

[GRAPH]

   1998        7.41%
   1999       20.86%
   2000       11.61%

   During the periods shown in the chart for the fund, the highest return for a quarter was 16.05% (quarter ending 6/30/99) and the lowest return for a quarter was -17.83 (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                                                     Since
                                        1 Year        3 Years       11/4/97*
   -----------------------------------------------------------------------------
   NWQ Special Equity Portfolio         11.61%         12.72%        12.13%
   -----------------------------------------------------------------------------
   S&P 500 Index #                      -9.11%         12.26%        12.53


     *    Beginning of operations. Index comparisons began on 11/30/97.

     # An unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. The S&P 500 Index is widely regarded as the standard for measuring large - cap U.S. stock market performance.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
   The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

   The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

   The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

                                                Special Equity Portfolio
   -----------------------------------------------------------------------------
   Management Fee                                        0.85%
   -----------------------------------------------------------------------------
   Other Expenses*                                       0.84%
   -----------------------------------------------------------------------------
   Total Annual Fund Operating Expenses                  1.69%


   * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

   This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Year             3 Years             5 Years             10 Years
   -------------------------------------------------------------------------
      $172                $533                $918               $1,998

Investing with the UAM Funds

BUYING SHARES
--------------------------------------------------------------------------------

By Mail

   You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

   Regular Mail Address

   UAM Funds
   PO Box 219081
   Kansas City, MO 64121

   Express Mail Address

   UAM Funds
   210 West 10/th/ Street
   Kansas City, MO 64105

Online

   You can add money to your existing account on the internet at www.uam.com.
                                                                 -----------
   For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

   To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

   Wiring Instructions

   United Missouri Bank
   ABA #101000695
   UAM Funds
   DDA Acct. #9870964163
   Ref: fund name/account number/
   account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

   You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

   You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
   IRAs). You can buy additional shares for as little as $100.

Fund Codes

   The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

      Trading Symbol                  CUSIP                  Fund Code
   =============================================================================
          NWQJX                      902555333                  916


   Rights Reserved by the UAM Funds

   At any time and without notice, the UAM Funds may:

   .  Stop offering shares;

   .  Reject any purchase order; or

   . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transaction and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

   Send a letter to the UAM Funds specifying:

   .  The fund name;

   .  The account number;

   .  The dollar amount or number of shares you wish to redeem;

   .  The account name(s); and

   .  The address.

   All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

   Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

   Regular Mail Address

   UAM Funds
   PO Box 219081
   Kansas City, MO 64121

By Telephone

   You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online



   You can redeem shares on the Internet at www.uam.com.  For login information,
                                            -----------
   including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

   If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

   Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

   Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

   If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

   At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

   .  Trading on the New York Stock Exchange is restricted; or

   . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

   At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For
                                                            -----------
   login information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

   The UAM Funds may:

   . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

   .  Reject any request for an exchange; or

   . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

   You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of the assets attributable to a class of shares, subtracting the liabilities attributable to a class of shares and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value the investments of that class. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

  . To retirement accounts and certain other accounts; or . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund unless you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

Additional Information about the Fund


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

Foreign Securities

  The fund may invest in securities of companies located outside the United States, American Depositary Receipts, European Depositary Receipts, and other similar global instruments. The fund must limit its investments in foreign securities to 35% of its total assets. The fund will select foreign securities according to the same standards they apply to domestic securities.

  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Derivatives

  The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing

  At times, the adviser may decide to invest up to 100% of the fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of the fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the fund from achieving its stated objectives.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

  NWQ Investment Management Company, Inc., a Massachusetts corporation located at 2049 Century Park East, 4/th/ Floor, Los Angeles, California 90067, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to institutions and high net worth individuals since 1982. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a financial services group based in the United Kingdom. For its services, the fund pays the adviser a fee of 0.85% of its average net assets.

  The adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.25% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.34% of its average net assets in advisory fees to the adviser.

Portfolio Managers

  Jon D. Bosse, CFA, is the Portfolio Manager of the fund. Mr. Bosse is Director of Equity Research and has been a Managing Director of the adviser since 1996. From 1986 to 1996, Mr. Bosse was a Portfolio Manager and Director of Equity Research at ARCO Investment Management Company.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  The funds may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

  UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the funds.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.


  Additional Classes
  ------------------------------------------------------------------------------

  The fund also offers Institutional Service Class shares, which pay marketing or shareholder servicing fees. Since Institutional Service Class shares have higher expenses, their performance will be lower than the Institutional Class.

Financial Highlights

  The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.

Years Ended October 31,                          2000         1999          1998#
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $ 11.84      $ 10.01       $  10.00
Income from Investment Operations:               0.07         0.03           0.02
  Net Investment Income
  Net Realized and Unrealized Gain (Loss)        1.55         1.88          (0.01)+
   Total From Investment Operations              1.62         1.91           0.01
Distributions:
  Net Investment Income                         (0.07)       (0.03)             -
  Net Realized Gain                             (0.11)       (0.05)             -
   Total Distributions                          (0.18)       (0.08)             -
Net Asset Value, End of Period                $ 13.28      $ 11.84       $  10.01
Total Return +                                  13.80%       19.33%          0.10%@
             -
Ratios and Supplemental Data                  $29,547      $16,406       $ 14,167
  Net Assets, End of Period (Thousands)
  Ratio of Expenses to Average Net Assets        1.15%        1.22           1.16%*
  Ratio of Net Investment Income to              0.60%        0.26%          0.42%*
    Average Net Assets
  Portfolio Turnover Rate                          49%          26%            23%

# For the period from November 4, 1997 (commencement of operations) to October
  31, 1998.
* Annualized
@ Not annualized
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the fund.
+ Total return would have been lower had certain fees not been waived and
- certain expenses not been assumed by the adviser during the periods indicated.

NWQ Special Equity Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after
          ------------------
  paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange
           ------------------
  Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

                                                                          UAM(R)

                                                                       UAM Funds
                                                          Funds for the Informed

Investor(SM)

NWQ Special Equity Portfolio
Institutional Service Class Shares Prospectus
March 1, 2001

                                                                          UAM(R)

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Table Of Contents

Fund Summary...............................................  1

 What Is The Fund's Objective?.............................  1
 What Are The Fund's Principal Investment Strategies?......  1
 What Are The Fund's Principal Risks?......................  1
 How Has The Fund Performed?...............................  2
 What Are The Fund's Fees And Expenses?....................  3

Investing With The UAM Funds...............................  5

 Buying Shares.............................................  5
 Redeeming Shares..........................................  6
 Exchanging Shares.........................................  8
 Transaction Policies......................................  8
 Account Policies.......................................... 10

Additional Information About The Fund...................... 12

 Other Investment Practices And Strategies................. 12
 Investment Management..................................... 13
 Shareholder Servicing Arrangements........................ 14
 Additional Classes........................................ 15

Financial Highlights....................................... 16

Fund Summary

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

   The fund seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies, which in the adviser's opinion are undervalued at the time of purchase and offer the potential for above-average appreciation. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

   The fund normally seeks to achieve its goal by investing at least 65% of its total assets in equity securities of companies with large, mid and small capitalizations that it selects on an opportunistic basis.

   The adviser seeks to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. These catalysts can be new management, industry consolidation or company restructuring or a turn in the company's fundamentals. Strong bottom up fundamental research, which focuses on both quantitative and qualitative valuation measures, drives the stock selection process. The adviser's research team applies a broad range of quantitative screens such as price to cash flow, low price to sales, low price to earnings, low price to book value and quality of earnings. On a qualitative basis, the adviser focuses on management strength, competitive position, industry fundamentals and corporate strategy. As a result of its broader definition of value, the adviser's valuation framework will include companies valued by traditional statistical measures as well as relative value, discount to asset break up value and special situations.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

   As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.


   As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

   Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

   The following information illustrates some of the risks of investing in this class of the fund. The bar chart shows how performance of this class of the fund has varied from year to year. The average annual return table compares the average annual returns of this class of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

                                    [GRAPH]

   1998         7.02%
   1999        20.32%
   2000        11.22%


   During the periods shown in the chart for the fund, the highest return for a quarter was 15.94% (quarter ending 6/30/99) and the lowest return for a quarter was -17.80 (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000
                                                                      Since
                                           1 Year       3 Years      11/7/97*
============================================================================
NWQ Special Equity Portfolio               11.22%        12.08%        12.08%
----------------------------------------------------------------------------
S&P 500 Index#                             -9.11%        13.78%        12.53

   * Beginning of operations. Index comparisons began on 10/31/97.

   # An unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. The S&P 500 Index is widely regarded as the standard for measuring large - cap U.S. stock market performance.



WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

   The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

   The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

   The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

                                                              NWQ Special Equity
                                                                   Portfolio
================================================================================
Management Fee                                                        0.85%
--------------------------------------------------------------------------------
Service (12b-1) Fee                                                   0.40%
--------------------------------------------------------------------------------
Other Expenses*                                                       0.67%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  1.92%

   * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.65% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

   This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year             3 Years             5 Years             10 Years
   --------------------------------------------------------------------------
     $195               $603                $1,037              $2,243

Investing with the UAM Funds

BUYING SHARES
--------------------------------------------------------------------------------

By Mail

   You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

   Regular Mail Address

   UAM Funds
   PO Box 219081
   Kansas City, MO 64121

   Express Mail Address

   UAM Funds
   210 West 10/th/ Street
   Kansas City, MO  64105

Online


   You can add money to your existing account on the internet at www.uam.com.
                                                                 -----------
   For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

   To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

   Wiring Instructions

   United Missouri Bank
   ABA # 101000695
   UAM Funds
   DDA Acct. # 9870964163
   Ref: fund name/account number/
   account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

   You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

   You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
   IRAs). You can buy additional shares for as little as $100.

Fund Codes

   The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

                                   CUSIP                Fund Code
   --------------------------------------------------------------------
                                 902555317                 917

Rights Reserved by the UAM Funds

   At any time and without notice, the UAM Funds may:

   .  Stop offering shares;

   .  Reject any purchase order; or

   . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

   Send a letter to the UAM Funds specifying:

   .  The fund name;

   .  The account number;

   .  The dollar amount or number of shares you wish to redeem;

   .  The account name(s); and

   .  The address.

   All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

   Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

   Regular Mail Address

   UAM Funds
   PO Box 219081
   Kansas City, MO  64121

By Telephone

   You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

   You can redeem shares on the Internet at www.uam.com.  For login information,
                                            -----------
   including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

   If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

   Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

   Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

   If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

   At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

   .  Trading on the New York Stock Exchange is restricted; or

   . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

   At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For
                                                            -----------
   login information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

   The UAM Funds may:

   . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

   .  Reject any request for an exchange; or

   . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of the assets attributable to a class of shares, subtracting the liabilities attributable to a class of shares and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value the investments of that class. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.


Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

  .  To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund unless you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

Additional Information about the Fund

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

Foreign Securities

  The fund may invest in securities of companies located outside the United States, American Depositary Receipts, European Depositary Receipts, and other similar global instruments. The fund must limit its investments in foreign securities to 35% of its total assets. The fund will select foreign securities according to the same standards they apply to domestic securities.

  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Derivatives

  The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing

  At times, the adviser may decide to invest up to 100% of the fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of the fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the fund from achieving its stated objectives.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

  NWQ Investment Management Company, Inc., a Massachusetts corporation located at 2049 Century Park East, 4/th/ Floor, Los Angeles, California 90067, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to institutions and high net worth individuals since 1982. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a financial services group based in the United Kingdom. For its services, the fund pays the adviser a fee of 0.85% of its average net assets.

  The adviser has voluntarily agreed to limit the total expenses of this class of fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.65% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.34% of its average net assets in advisory fees to the adviser.

Portfolio Managers

  Jon D. Bosse, CFA, is the Portfolio Manager of the fund. Mr. Bosse is Director of Equity Research and has been a Managing Director of the adviser since 1996. From 1986 to 1996, Mr. Bosse was a Portfolio Manager and Director of Equity Research at ARCO Investment Management Company.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

Distribution and Shareholder Services Plans

  The fund has adopted a Distribution Plan and a Shareholder Services Plan under Rule 12b-1 of the Investment Company Act of 1940 that permit the funds to pay broker-dealers, financial institutions and other third parties for the sale and distribution of its shares and for marketing and shareholder services.
  The 12b-1 plans allow the funds to pay up to 1.00% of its average daily net assets annually for these services. However, the funds are currently authorized to pay only 0.25% per year. Because this class of shares pays these fees out of its assets on an ongoing basis, over time, your shares may cost more than if you had paid another type of sales charge.

Shareholder Servicing

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  The funds may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

  UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the funds.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

ADDITIONAL CLASSES
--------------------------------------------------------------------------------

  The fund also offers Institutional Class shares, which do not pay marketing or shareholder servicing fees. Since Institutional Class shares have lower expenses, they are likely to perform better than the Institutional Service Class.

Financial Highlights

  The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.

  Years Ended October 31,                       2000        1999        1998#
  ===========================================================================
  Net Asset Value, Beginning of Period        $11.77     $  9.96    $    9.90
  Income from Investment Operations:
   Net Investment Income                        0.02       (0.02)       (0.01)
   Net Realized and Unrealized Gain (Loss)      1.54        1.88         0.07+
    Total From Investment Operations            1.56        1.86         0.06
  Distributions:
   Net Investment Income                       (0.02)         --            -
   Net Realized Gain                           (0.11)      (0.05)           -
    Total Distributions                        (0.13)      (0.05)           -
  Net Asset Value, End of Period              $13.20     $ 11.77    $    9.96
  Total Return +                               13.33%      18.79%        0.61%@
               -
  Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)      $4,735     $ 6,215    $   5,001
   Ratio of Expenses to Average Net Assets      1.55%       1.62         1.56%*
   Ratio of Net Investment Income to
   Average Net Assets                           0.13%      (0.14)%      (0.16)%*
  Portfolio Turnover Rate                         49%         26%          23%

  # For the period from November 7, 1997 (commencement of operations) to October 31, 1998.
  *  Annualized
  @  Not annualized
  + The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the fund.
  +  Total return would have been lower had the adviser not waived and assumed
  -  certain expenses during the periods indicated.

NWQ Special Equity Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after
          ------------------
  paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange
           ------------------
  Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

                                                                          UAM(R)

                                   UAM Funds
                                   Funds for the Informed Investor(sm)


The Rice, Hall James Portfolios
Institutional Class Shares Prospectus                              March 1, 2001


                                       Rice, Hall James Small Cap
                                       Portfolio
                                       Rice, Hall James Small/Mid Cap
                                       Portfolio




                                                                             UAM

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

Table of Contents

Rice, Hall James Small Cap Portfolio..........................................   1

   What Are The Fund's Objectives?............................................   1
   What Are The Fund's Principal Investment Strategies?.......................   1
   What Are The Fund's Principal Risks?.......................................   2
   How Has The Fund Performed?................................................   2
   What Are The Fund's Fees And Expenses?.....................................   3

Rice, Hall James Small/Mid Cap Portfolio......................................   5

   What Are The Fund's Objectives?............................................   5
   What Are The Fund's Principal Investment Strategies?.......................   5
   What Are The Fund's Principal Risks?.......................................   6
   How Has The Fund Performed?................................................   6
   What Are The Fund's Fees And Expenses?.....................................   7

Investing With The UAM Funds..................................................   9

   Buying Shares..............................................................   9
   Redeeming Shares...........................................................  10
   Exchanging Shares..........................................................  12
   Transaction Policies.......................................................  12
   Account Policies...........................................................  14

Additional Information About The Funds........................................  16

   Other Investment Practices And Strategies..................................  16
   Investment Management......................................................  17
   Shareholder Servicing Arrangements.........................................  18

Financial Highlights..........................................................  19

   Rice, Hall James Small Cap Portfolio.......................................  19
   Rice, Hall James Small/Mid Cap Portfolio...................................  20

Rice, Hall James Small Cap Portfolio

WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

     The Small Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies. The fund may not change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Small Cap Portfolio normally seeks to achieve its objective by investing at least 65% of its total assets in equity securities of companies with market capitalizations of $40 million to $500 million at the time of initial purchase. In selecting securities for the fund, the adviser emphasizes smaller, emerging companies possessing the potential to become market leaders in their industries.

     The adviser uses a company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the adviser will only invest the assets of the fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate.

     The adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the fund typically invests in a company only when the adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12- to 24-month period.

     Moreover, the adviser will focus on securities of companies with:

     .   Strong management.

     .   Leading products or services.

     .   Distribution to a large marketplace or growing niche market.

     .   Anticipated above-average revenue and earnings growth rates.

     .   Potential for improvement in profit margins.

     .   Strong cash flow and/or improving financial position.

     The fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

     .  The stock reaches the target price set by the adviser.

     .  The stock falls below the downside price limit set by the adviser.

     .  The fundamentals of the stock have deteriorated.

     .  A more attractively valued alternative is available for purchase.

     The adviser expects that cash reserves will normally represent a small portion of the fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

    1995                   52.43%
    1996                   17.23%
    1997                   20.62%
    1998                  - 6.33%
    1999                   25.73%
    2000                   11.24%

     During the periods shown in the chart for the fund, the highest return for a quarter was 22.74% (quarter ending 12/31/98) and the lowest return for a quarter was -26.61% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                         1 Year        5 Years     Since 7/1/94*
    ============================================================================
    Small Cap Portfolio                  11.24%        13.12%         19.33%
    ----------------------------------------------------------------------------
    Russell 2000 Index#                  -3.02%        10.32%         12.80%

     * Beginning of operations. Index comparisons begin on July 31, 1994.


     # An unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment) The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

       Management Fee                                                0.75%
     --------------------------------------------------------------------------
       Other Expenses*                                               0.44%
     --------------------------------------------------------------------------
       Total Annual Fund Operating Expenses                          1.19%


       * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses

          (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.40% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition,"Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.



Example

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year            3 Years             5 Years           10 Years
     ===========================================================================
           $121              $378                $654              $1,443

Rice, Hall James Small/Mid Cap Portfolio



WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

     The Small/Mid Cap Portfolio seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization (small/mid cap) companies. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Small/Mid Cap Portfolio normally seeks to achieve its objective by investing at least 65% of its total assets in equity securities of companies with market capitalizations of $300 million to $2.5 billion at the time of initial purchase. The small/mid cap range of the market (meaning companies with market capitalizations of less than $2.5 billion but greater than $300 million) has more than three times the number of securities than the market comprised of companies with market capitalizations greater than $2.5 billion. The adviser believes that there are greater pricing inefficiencies for small/mid cap securities than larger capitalization securities because this range of the market has less analyst coverage.

     The adviser uses a company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the adviser will only invest the assets of the fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate.

     The adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the fund typically invests in a company only when the adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12- to 24-month period.

     Moreover, the adviser will focus on securities of companies with:

     .   Strong management.

     .   Leading products or services.

     .   Distribution to a large marketplace or growing niche market.

     .   Anticipated above-average revenue and earnings growth rates.

  .  Potential for improvement in profit margins.

  .  Strong cash flow and/or improving financial position.

     The fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

  .  The stock reaches the target price set by the adviser.

  .  The stock falls below the downside price limit set by the adviser.

  .  The fundamentals of the stock have deteriorated.

  .  A more attractively valued alternative is available for purchase.

     The adviser expects that cash reserves will normally represent a small portion of the fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

    [GRAPH APPEARS HERE]

     1997    25.67%
     1998    15.56%
     1999   - 2.67%
     2000    33.60%


    During the periods shown in the chart for the fund, the highest return for a quarter was 21.94% (quarter ending 12/31/98) and the lowest return for a quarter was -14.66% (quarter ending 3/31/99).

Average Annual Returns For Periods Ended December 31, 2000

                                                                     Since
                                                       1 Year       11/1/96*
    ============================================================================
    Small/Mid Cap Portfolio                          33.60%         17.45%
    ----------------------------------------------------------------------------
    Russell 2000 Index                               -3.02%         9.32%
    ----------------------------------------------------------------------------

    Russell Mid-Cap Index#                            8.25%         15.47%
    ----------------------------------------------------------------------------
    50/50 Blended Russell Index (50% Russell 2000
    Index and 50% Russell Mid-Cap Index)              2.82%         12.52%

     * Beginning of operations. Index comparisons begin on November 30, 1996.

     # An unmanaged index that measures the performance of the 800 smallest of the 1,000 largest U.S. companies based on total market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

     Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

       Management Fee                                                0.80%
     -------------------------------------------------------------------------
       Other Expenses*                                               0.87%
     -------------------------------------------------------------------------
       Total Annual Fund Operating Expenses                          1.67%

       * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.


                                                  RHJ Small/Mid Cap Portfolio
          ======================================================================
          Expense Limit                                      1.25%


Example

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year            3 Years              5 Years              10 Years
     ===========================================================================
          $170               $526                 $907                $1,976

Investing with the UAM Funds


BUYING SHARES
--------------------------------------------------------------------------------


By Mail

     You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and a fund name.

     Regular Mail Address

     UAM Funds
     PO Box 219081
     Kansas City, MO  64121

     Express Mail Address

     UAM Funds
     210 West 10/th/ Street
     Kansas City, MO  64105

Online

     You can add money to your existing account on the internet at www.uam.com.
                                                                   -----------
     For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

     To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

     Wiring Instructions

     United Missouri Bank
     ABA # 101000695
     UAM Funds
     DDA Acct. # 9870964163
     Ref: fund name/account number/
     account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

     You can open an account with either fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

     Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.


     Fund Name                       Trading Symbol     CUSIP        Fund Code
     ------------------------------- --------------- ------------- -------------
     Small Cap Portfolio                 RHJSX        902555671         638
     ------------------------------- --------------- ------------- -------------
     Small/Mid Cap Portfolio             RHJMX        902555440         639

Rights Reserved by the UAM Funds

     At any time and without notice, the UAM Funds may:

     .   Stop offering shares;

     .   Reject any purchase order; or

     . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in Excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------


By Mail

     Send a letter to the UAM Funds specifying:

     .   The fund name;

     .   The account number;

     .   The dollar amount or number of shares you wish to redeem;

     .   The account name(s); and

     .   The address.

     All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

     Regular Mail Address

     UAM Funds
     PO Box 219081
     Kansas City, MO  64121

By Telephone

     You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

     You can redeem shares on the Internet at www.uam.com. For login
                                              ------------
     information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

     .   Trading on the New York Stock Exchange is restricted; or

     . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

Exchanging Shares
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your personal identification
     -----------
     number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     .   Reject any request for an exchange; or

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------


Calculating Your Share Price

     You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

     The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

     You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Telephone Transactions

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     .    To retirement accounts and certain other accounts; or

     . When the value of your account falls because of market fluctuations and not your redemptions.

     The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

     Normally, each fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

Federal Taxes

     The following is a summary of the federal income tax consequences of investing in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

     Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

     A fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

     If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

     Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

     Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

     Backup Withholding By law, a fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

     You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

Additional Information about the Funds

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of a fund's investment practices and its risks, you should read the SAI.

Derivatives

     Each fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect a fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells. A fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

American Depositary Receipts (ADRs)

     Each fund may invest up to 15% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, such as the United States. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

Short-Term Investing

     At times, the adviser may decide to invest up to 100% of a fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of a fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a fund from achieving its stated objectives.

Portfolio Turnover

     A fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the fund. Shareholders must pay tax on such capital gains.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

     Rice, Hall, James & Associates, a California corporation located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is each fund's investment adviser. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to individual and institutional investors since 1974. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.

     For its services, the Small Cap Fund pays the adviser a fee of 0.75% of its average net assets. The adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.40% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.75% of its average net assets in advisory fees to the adviser.

     For its services, the Small/Mid Cap Fund pays the adviser a fee of 0.80% of its average net assets. The adviser has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.25% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.39% of its average net assets in advisory fees to the adviser.

Portfolio Managers

     A team of the adviser's investment professionals has primary responsibility for the day-to-day management of each fund.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from a fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with a fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     UAM Fund Distributors, Inc., each fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the funds.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to a fund.

Financial Highlights

     The financial highlights table is intended to help you understand the financial performance of each fund for the past five years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.

RICE, HALL JAMES SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

     Years Ended October 31,             2000      1999       1998       1997      1996
     ===================================================================================
     Net Asset Value, Beginning of   $ 16.06   $ 12.94   $  18.76    $ 15.73   $ 15.87
     Period
     Income from Investment
     Operations:
      Net Investment Income            (0.07)    (0.03)     (0.06)     (0.08)    (0.10)
      Net Realized and Unrealized
       Gain (Loss)                      3.98      3.15      (3.47)      4.59      2.73
      Total From Investment
       Operations                       3.91      3.12      (3.53)      4.51      2.63
     Distributions:
      Net Investment Income                -        --         --         --        --
      Net Realized Gain                (2.67)       --      (2.29)     (1.48)    (2.77)
      Total Distributions              (2.67)       --      (2.29)     (1.48)    (2.77)
     Net Asset Value, End of Period  $ 17.30   $ 16.06   $  12.94    $ 18.76   $ 15.73
     Total Return                      27.02%    24.21%    (20.86)%    31.44%    19.43%
     Ratios and Supplemental Data
      Net Assets,  End of Period
       (Thousands)                   $62,158   $48,399   $ 42,219    $51,772   $33,488
      Ratio of Expenses to Average
       Net Assets                       1.19%     1.29%      1.16%      1.21%     1.37%
      Ratio of Net Investment
       Income to Average Net Assets    (0.43)%   (0.67)%    (0.48)%    (0.53)%   (0.78)%
      Portfolio Turnover Rate            130%      132%       120%       158%      181%

RICE, HALL JAMES SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------

     Years Ended October 31,               2000         1999         1998        1997#
     =================================================================================
     Net Asset Value,
     Beginning of Period                 $12.89       $12.89       $12.64       $10.00
     Income from Investment
     Operations:
      Net Investment Income                   -        (0.05)       (0.01)        0.03
      Net Realized  and
      Unrealized Gain (Loss)               5.04         0.22         0.42         2.64
      Total From Investment
       Operations                          5.04         0.17         0.41         2.67
     Distributions:
      Net Investment Income                   -           --        (0.00)@      (0.03)
      Net Realized Gain                       -        (0.17)       (0.16)          --
      Total Distributions                     -        (0.17)       (0.16)       (0.03)
     Net Asset Value, End of
     Period                              $17.93       $12.89       $12.89       $12.64
     Total Return+                        39.10%        1.31%        3.33%       26.76%
     Ratios and Supplemental
     Data
      Net Assets, End  of
       Period (Thousands)               $21,207      $20,231      $21,780      $12,957
      Ratio of Expenses to
       Average Net Assets                  1.26%        1.25%        1.25%        1.25%
      Ratio of Net
       Investment Income to
       Average Net Assets                  0.02%       (0.47)%      (0.12)%       0.24%
      Portfolio Turnover
       Rate                                 119%          78%          83%          56%

   # For the period from November 1, 1996 (commencement of operations) to October 31, 1997.
   + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.
   @  Value is less than $0.01 per share.

The Rice, Hall James Portfolios

     Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of a fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

     You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of
                                   ------------------
     this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
                                   ------------------
     Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-5683.



                                                           UAM(R)

                                             UAM Funds
                                             Funds for the Informed Investor(SM)




The Sirach Portfolios

Institutional Class Shares Prospectus                          March 1, 2001


--------------------------------------------------------------------------------
                                        Sirach Growth Portfolio
                                        Sirach Equity Portfolio
                                        Sirach Special Equity Portfolio
                                        Sirach Bond Portfolio
                                        Sirach Strategic Balanced Portfolio





                                                            UAM(R)

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.



--------------------------------------------------------------------------------

Table Of Contents

Sirach Growth Portfolio........................................        1

     What Are The Fund's Objectives?...........................        1
     What Are The Fund's Principal Investment Strategies?......        1
     What Are The Fund's Principal Risks?......................        1
     How Has The Fund Performed?...............................        2
     What Are The Fund's Fees and Expenses?....................        3

Sirach Equity Portfolio........................................        4

     What Are The Fund's Objectives?...........................        4
     What Are The Fund's Principal Investment Strategies?......        4
     What Are The Fund's Principal Risks?......................        4
     How Has The Fund Performed?...............................        5
     What Are The Fund's Fees And Expenses?....................        6

Sirach Special Equity Portfolio................................        7

     What Are The Fund's Objectives?...........................        7
     What Are The Fund's Principal Investment Strategies?......        7
     What Are The Fund's Principal Risks?......................        8
     How Has The Fund Performed?...............................        8
     What Are The Fund's Fees And Expenses?....................        9

Sirach Bond Portfolio..........................................       11

     What Are The Fund's Objectives?...........................       11
     What Are The Fund's Principal Investment Strategies?......       11
     What Are The Fund's Principal Risks?......................       12
     How Has The Fund Performed?...............................       12
     What Are The Fund's Fees and Expenses?....................       13

Sirach Strategic Balanced Portfolio............................       15

     What Are The Fund's Objectives?...........................       15
     What Are The Fund's Principal Investment Strategies?......       15
     What Are The Fund's Principal Risks?......................       15
     How Has The Fund Performed?...............................       16
     What Are The Fund's Fees And Expenses?....................       17

Investing with the UAM Funds...................................       19

     Buying Shares.............................................       19
     Redeeming Shares..........................................       20
     Exchanging Shares.........................................       22
     Transaction Policies......................................       22
     Account Policies..........................................       24

Additional Information About The Funds.........................       26

     Other Investment Practices And Strategies.................       26
     Investment Management.....................................       27
     Shareholder Servicing Arrangements........................       30
     Additional Classes........................................       31

Financial Highlights...........................................       32

     Sirach Growth Portfolio...................................       32
     Sirach Equity Portfolio...................................       33
     Sirach Special Equity Portfolio...........................       34
     Sirach Bond Portfolio.....................................       35
     Sirach Strategic Balanced Portfolio.......................       36

Sirach Growth Portfolio


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The Growth Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing primarily in common stocks of companies that offer long-term growth potential. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The Growth Portfolio normally seeks to achieve its objective by investing primarily in common stocks of companies of all sizes. While the fund invests mainly in common stocks, it may also invest in other types of equity securities.

  The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

  The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The adviser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

  Normally, the Fund expects that cash reserves will represent less than 20% of its assets.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------
  The following information illustrates some of the risks of investing in this class of the fund. The bar chart shows how performance of this class of the fund has varied from year to year. The average annual return table compares the average annual returns of this class of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

                             [GRAPH APPEARS HERE]


  During the periods shown in the chart for the fund, the highest return for a quarter was 25.58% (quarter ending 12/31/98) and the lowest return for a quarter was -13.83% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                                    5 Years      Since 12/1/93*
                                   1 Year
===============================================================================
Sirach Growth Portfolio                -11.45%           17.59%           15.36%
-------------------------------------------------------------------------------

S&P 500 Index#                        -9.11%           18.33%           18.25%


  * Beginning of operations. Index comparisons begin on December 31, 1993.

  # An unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks. The S&P 500 Index is widely regarded as the standard for measuring large cap U.S. stock market performance.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

  Management Fees                                                     0.65%
Other Expenses*                                                       0.44%
================================================================================
Total Annual Fund Operating Expenses                                  1.09%

   * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in a fund because "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Year             3 Years             5 Years             10 Years
================================================================================
      $111                       $347                $601              $1,329

Sirach Equity Portfolio


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The Equity Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing, under normal circumstances, at least 90% of its total assets in common stocks of companies that offer long-term growth potential. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The Equity Portfolio invests at least 90% of its assets in equity securities (primarily in common stocks) of companies of all sizes.

  The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

  The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The adviser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in this class of the fund. The bar chart shows how performance of this class of the fund has varied from year to year. The average annual return table compares the average annual returns of this class of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

1997           29.97%
1998           29.93%
1999           23.28%
2000          -18.98%


 During the periods shown in the chart for the fund, the highest return for a quarter was 25.01% (quarter ending 12/31/98) and the lowest return for a quarter was -16.76% (quarter ending 12/31/00).

Average Annual Returns For Periods Ended December 31, 2000

                                          1 Year                 Since
                                                                        7/1/96*
------------------------------------------------------------------------------
Sirach Equity Portfolio                          -18.98%                 15.51%
------------------------------------------------------------------------------
S&P 500 Index                                     -9.11%                 17.98%
------------------------------------------------------------------------------

Russell 1000 Growth Index#                       -22.42%                 17.32%


  * Beginning of operations. Index comparisons begin on June 30, 1996.

  # The fund will begin to compare its performance against the Russell 1000
    Growth Index rather
    than the S&P 500 Index, because the Russell 1000 Growth Index is a more appropriate benchmark for the fund.

     The Russell 1000 Growth Index is an unmanaged index which measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)
  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
  The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

  Management Fees                                                     0.65%
  Other Expenses*                                                     0.40%
================================================================================
  Total Annual Fund Operating Expenses                                1.05%

   * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in a fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.90% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition,"Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Year             3 Years             5 Years             10 Years
=============================================================================
      $107                       $334                $579              $1,283

Sirach Special Equity Portfolio


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The Special Equity Portfolio seeks to provide maximum long-term growth of capital, consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics. The fund may change its objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The Special Equity Portfolio seeks to achieve its objective by investing its assets primarily in common stocks of companies that have market capitalizations within the market capitalization range of the Russell 2500 Index at the time of purchase. As of December 31, 2000, the Russell 2500 Index had a weighted average market capitalization of $1.9 billion and consisted of companies with market capitalizations that ranged $57.5 million to $6.7 billion. While the fund invests mainly in common stocks, it may also invest in other types of equity securities.

  The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

  The adviser identifies a review price for each security (approximately 20% to 25% below its purchase price) at the time it purchases the security. The adviser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

  Normally, the Fund expects that cash reserves will represent less than 20% of its assets.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

  Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in this class of the fund. The bar chart shows how performance of this class of the fund has varied from year to year. The average annual return table compares the average annual returns of this class of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

1991           53.56%
1992           10.02%
1993           18.89%
1994           -6.75
1995           36.21%
1996           12.09%
1997           11.27%
1998            5.64%
1999           79.58%
2000           -5.42%


 During the periods shown in the chart for the fund, the highest return for a quarter was 43.96% (quarter ending 12/31/99) and the lowest return for a quarter was -26.88% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                           1 Year       5 Years       10 Years
-------------------------------------------------------------------------------
Sirach Special Equity Portfolio               -5.42%        17.48%        19.03%
-------------------------------------------------------------------------------
Russell 2000 Growth Index*                   -22.43%         7.15%        12.80%
-------------------------------------------------------------------------------
Russell 2500 Growth Index                    -16.09%        12.18%        15.72%

  * Beginning with this period, the fund's performance will be compared to the Russell 2000 Growth Index rather than the Russell 2500 Growth Index because the Russell 2000 Growth Index is a more appropriate benchmark for this fund.


  The Russell 2500 Growth Index is an unmanaged index that measures the performance of the smallest 2,500 companies within the largest 3,000 U.S. companies (based on total market capitalization) with higher price - to -book ratios and higher forecasted growth values.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

  Management Fees                                                     0.70%
  Other Expenses*                                                     0.18%
================================================================================
  Total Annual Fund Operating Expenses                                0.88%

   * "Other Expenses" include amounts related to any expense arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year             3 Years             5 Years             10 Years
===============================================================================
       $90               $281                $488                $1,084

Sirach Bond Portfolio

WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The Bond Portfolio seeks to achieve above-average total return, consistent with reasonable risk to principal, by investing primarily in dollar-denominated, investment-grade fixed-income securities. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The Bond Portfolio normally seeks to achieve its objective by investing at least 75% of its total assets in a diversified mix of dollar-denominated, investment-grade debt securities. The adviser will typically keep at least 95% of the fund investment in a diversified mix of dollar-denominated investment-grade debt securities.

  With respect to the bond portion of the fund's assets the adviser will adjust the maturity/duration, maturity structure, sector weightings and individual issues of the fund based on its assessment of current economic conditions and trends and relative valuations. The adviser's fixed income management process includes four primary elements:

  . Average Maturity: The adviser's goal is to vary the average life of the fund to take advantage of predicted changes in interest rates. The Bond Portfolio will be longer duration when interest rates are predicted to fall and shorter duration with rising interest rates.

  . Maturity Structure: The adviser will vary the mix of short, intermediate and long securities to reach the target average duration. Interest rates change by different amounts at different maturities and the goal is to take advantage of the most beneficial changes.

  . Sector Allocation: The adviser will change the mix between government, corporate, and mortgage securities based on the attractiveness of each sector's yields and the outlook for changes in those yields.

  . Issue Selection: The adviser will select the best issues available to meet the duration, maturity structure and sector allocation targets. Securities will be selected based on the attractiveness of yields and analysis of each security's fundamental creditworthiness and structure.

  The adviser adjusts each of these elements to benefit the fund as the environment for fixed income assets changes. In addition, analysis of economic factors and their impact on future interest rates, comparison of yields available among the various sectors and the analysis of individual securities are all key parts of the process.

  The adviser constantly monitors the investments of the fund. On a weekly basis the adviser reevaluates the investments of the fund to determine if the securities still meet the expectations of the adviser. Those bonds not meeting expectations are sold. The adviser sells securities of the fund when it can replace them with securities that will add more value to the fund.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

  The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The duration of the fund is normally kept within plus or minus 20% of the Lehman Brothers Aggregate Bond Index.

  Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities may repay the principal earlier or after the stated maturity date, known as callable bonds. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate the weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents. The average maturity of the fund is generally kept within plus or minus 1.5 years of the Lehman Brothers Aggregate Bond Index.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.
  The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in this class of the fund. The bar chart shows how performance of this class of the fund has varied from year to year. The average annual return table compares the average annual returns of this class of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

1998        7.83%
1999       -0.78%
2000       11.28%


 During the periods shown in the chart for the fund, the highest return for a quarter was 4.54% (quarter ending 12/31/00) and the lowest return for a quarter was -0.80% (quarter ending 6/30/99).

Average Annual Returns For Periods Ended December 31, 2000

                                                   1 Year       Since 11/3/97*
==============================================================================
Sirach Bond Portfolio                           11.28%            6.31%
------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#           11.63%            6.53%

  * Beginning of operations.  Index comparisons begin on October 31, 1997.

  # An unmanaged fixed income market value - weighted index that combined the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

  Management Fees                                                     0.35%
  Other Expenses*                                                     0.49%
 =============================================================================
  Total Annual Fund Operating Expenses                                0.84%

  * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.50% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year             3 Years             5 Years             10 Years
==============================================================================
       $86                       $268                $466              $1,037

Sirach Strategic Balanced Portfolio


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The Strategic Balanced Portfolio seeks to provide long-term capital growth, consistent with reasonable risk to principal, by investing in a diversified fund of common stocks and fixed income securities. The fund may change its objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The Strategic Balanced Portfolio invests in a combination of stocks, bonds and short-term cash equivalents. Normally, the fund will invest approximately 35% to 70% of its assets in equity securities, and 25% to 50% of its assets in debt securities. While the adviser can vary the composition of the fund within those ranges, it will typically invest approximately 55% to 60% of the fund's assets in equity securities and 40% to 45% in debt securities. The fund will invest at least 25% of its total assets in senior debt securities, including preferred stock.

  The fund invests in equity and debt securities using the same techniques and strategies as the Growth and Bond Portfolios, respectively. With respect to the Equity portion of the Fund's assets, the adviser invests in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings acceleration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing particular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustainability. The adviser believes that companies that have ranked highly according to its analysis are likely to provide superior rates of return over an extended period relative to the stock market in general.

  The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The adviser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

  With respect to the bond portion of the fund's assets the adviser will adjust the maturity/duration, maturity structure, sector weightings and individual issues of the fund based on its assessment of current economic conditions and trends and relative valuations. The adviser's fixed income management process includes four primary elements:

  . Average Maturity: The adviser's goal is to vary the average life of the fund to take advantage of predicted changes in interest rates. The Bond Portfolio will be longer duration when interest rates are predicted to fall and shorter duration with rising interest rates.

  . Maturity Structure: The adviser will vary the mix of short, intermediate and long securities to reach the target average duration. Interest rates change by different amounts at different maturities and the goal is to take advantage of the most beneficial changes.

  . Sector Allocation: The adviser will change the mix between government, corporate, and mortgage securities based on the attractiveness of each sector's yields and the outlook for changes in those yields.

  . Issue Selection: The adviser will select the best issues available to meet the duration, maturity structure and sector allocation targets. Securities will be selected based on the attractiveness of yields and analysis of each security's fundamental creditworthiness and structure.

  The adviser adjusts each of these elements to benefit the fund as the environment for fixed income assets changes. In addition, analysis of economic factors and their impact on future interest rates, comparison of yields available among the various sectors and the analysis of individual securities are all key parts of the process.

  The adviser constantly monitors the investments of the fund. On a weekly basis the adviser reevaluates the investments of the fund to determine if the securities still meet the expectations of the adviser. Those bonds not meeting expectations are sold. The adviser sells securities of the fund when it can replace them with securities that will add more value to the fund.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

Risks Associated with Investing in Equities

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a growth oriented approach, the fund takes on the risks that are associated with a growth oriented mutual fund. Growth funds may not perform as well as certain other types of mutual funds using different approaches during periods when growth investing is out of favor.

Risks Associated with Investing in Bonds


  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

  The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the fund's assets to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The duration of the fixed income portion of the fund's assets is normally kept within plus or minus 20% of the Lehman Brothers Aggregate Bond Index.

  Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities may repay the principal earlier or after the stated maturity date known as callable bonds. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents. The average maturity of the fixed income portion of the fund's assets is generally kept within plus or minus 1.5 years of the Lehman Brothers Aggregate Bond Index.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in this fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

1994      -6.92%
1995      25.98%
1996      13.20%
1997      21.86%
1998      19.35%
1999      13.48%
2000      -2.89%


 During the periods shown in the chart for the fund, the highest return for a quarter was 14.73% (quarter ending 12/31/98) and the lowest return for a quarter was -6.53% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                              1 Year       5 Years        Since
                                                                        12/1/93*
======================================================================================
 Strategic Balanced Portfolio                    -2.89%       12.65%         11.48%
--------------------------------------------------------------------------------------
 S&P 500 Index                                   -9.11%       18.33%         18.25%
--------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index                 11.63%        6.46%          6.68%
--------------------------------------------------------------------------------------
 Balanced Benchmark#                             -0.99%       13.78%         13.75%

  * Beginning of operations.  Index comparisons begin on December 31, 1993

  # Balanced Benchmark is comprised of 60% S&P 500 Index and 40% Lehman Brothers
    Aggregate Index.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

  Management Fees                                                     0.65%
  Other Expenses*                                                     0.35%
==============================================================================
  Total Annual Fund Operating Expenses                                1.00%

   * "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example
  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Year             3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
      $102                $318               $552                $1,225

Investing with the UAM Funds

Buying Shares
--------------------------------------------------------------------------------

By Mail

  You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and a fund name.

  Regular Mail Address
  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address
  UAM Funds
  210 West 10/th/ Street
  Kansas City, MO 64105


Online

  You can add money to your existing account on the internet at www.uam.com.
                                                                -----------
  For login information, including your personal identification number (PIN), please call 1-877-826-5465.


By Wire

  To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions
  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with a fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
  IRAs).  You can buy additional shares for as little as $100.

Fund Codes

  Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.


  Fund Name                          Trading Symbol     CUSIP       Fund Code
  ------------------------------------------------------------------------------
  Sirach Growth Portfolio                SGRWX         902555655       926
  ------------------------------------------------------------------------------
  Sirach Equity Portfolio                SIEQX         902555457       924
  ------------------------------------------------------------------------------
  Sirach Special Equity Portfolio        SSEPX         902555598       928
  ------------------------------------------------------------------------------
  Sirach Strategic Balanced
   Portfolio                             SSBAX         902555622       930
  ------------------------------------------------------------------------------
  Sirach Bond Portfolio                  SBNDX         902555291       922
  ------------------------------------------------------------------------------


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .  Stop offering shares;

  .  Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UMA Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the time between transactions and the percentage of the investor's account involved in each transaction.


REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

  Send a letter to the UAM Funds specifying:

  .  The fund name;

  .  The account number;

  .  The dollar amount or number of shares you wish to redeem;

  .  The account name(s); and

  .  The address.

  All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

  Regular Mail Address
  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online


  You can redeem shares on the Internet at www.uam.com.  For login information,
                                           -----------
  including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.


By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  The UAM Funds may require that a bank or member firm of a national securities exchange guarantee signatures. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

  .  Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For
                                                           -----------
  login information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares,
                               -----------
  please read the prospectus of the UAM Fund for which you want to exchange.
  You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

  .  Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.


  The UAM Funds calculate their NAVs by adding the total value of the assets attributable to a class of shares, subtracting the liabilities attributable to a class of shares and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value the investments of that class. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.


Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

  .  To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, each fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of investing in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.


  Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income.
  Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  A fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

  If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, a fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

Additional Information about the Funds

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

  In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of a fund's investment practices and its risks, you should read the SAI.

Derivatives


  The Bond and Strategic Balanced Portfolios may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.



American Depositary Receipts (ADRs)

  The Growth, Equity, Special Equity and Balanced Portfolios may invest in ADRs. The Growth and Strategic Balanced Portfolios may only invest up to 20% of their assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, such as the United States. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

Short-Term Investing

  At times, the adviser may decide to invest up to 100% of a fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of a fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a fund from achieving its stated objectives.


Portfolio Turnover

  The funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the fund. Shareholders must pay tax on such capital gains.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
Investment Adviser


  Sirach Capital Management, Inc., located at 520 Pike Tower, Seattle, Washington 98101, is each fund's investment adviser. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom. For its services, each fund pays the adviser a fee, as set forth in the table below.

  In addition, the adviser has voluntarily agreed to limit the total expenses of the Equity and Bond Portfolios (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.90% and 0.50% of average net assets, respectively. To maintain these expense limits, the adviser may waive a portion of its management fee and/or reimburse certain expenses of a fund. The adviser intends to continue its expense limitations until further notice, but may discontinue them at any time. The table lists the amount each fund paid the adviser during the most recent fiscal year, as a percentage of its average net assets.

                                          Special      Strategic
               Growth       Equity         Equity       Balanced        Bond
             Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
  ------------------------------------------------------------------------------

Management Fee      0.65%         0.65%         0.70%         0.65%         0.35%
--------------------------------------------------------------------------------------
Expense Limit        N/A          0.90%          N/A           N/A          0.50%
--------------------------------------------------------------------------------------
Advisory Fees
Paid During
Most Recent
Fiscal Year         0.65%         0.47%          0.70%        0.65%         0.00%

Portfolio Managers

  A team of the adviser's investment professionals has primary responsibility for the day-to-day management of each fund. For more information on the composition of the team managing a fund, please see the SAI.


Adviser's Historical Performance

  The adviser manages separate accounts that have the same investment objectives as the Bond Portfolio. The adviser manages these accounts using techniques and strategies substantially similar, though not always identical, to those used to manage the fund. A composite of the performance of these separate accounts is listed below. The performance data for the managed accounts reflects deductions for all fees and expenses. All fees and expenses of the separate accounts were less than the operating expenses of the fund. If the performance of the managed accounts was adjusted to reflect the fees and expenses of the fund, the composite's performance would have been lower. The performance data also reflects the reinvestment of dividends, income and capital appreciation.

  The adviser has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). AIMR has not been involved with the preparation or review of this report. The adviser calculated its performance based on a time weighted and asset weighted total rate of return. Time weighting is a method of calculating the performance of each account in the composite that is designed to remove the effect of any cash additions to, or withdrawals from the account. Asset weighting means that the larger accounts will have a proportionately greater rate of impact on the composite's rate of return than small accounts. The SEC standardized average annual total return used by investment companies is neither time weighted nor asset weighted and is determined for specified periods by computing the annualized percentage change in the value of the initial amount that is invested in a share class of the fund at the maximum offering price. Had the adviser calculated its performance using the SEC's method for investment companies, the results may have differed.

  The separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the fund.

                                                                                                                      Total at
                                             Sirach Capital                                                             Asets
                     Sirach Capital            Management                                                               End of
                    Management Core            Core Fixed          Lehman                                              Period
                      Fixed Income               Income            Brothers                                           (thousands)
                       Composite+              Composite+         Aggregate       Number of      Composite
                         (Net)                  (Gross)          Bond Index       Portfolios     Dispersion
------------------------------------------------------------------------------------------------------------------------------------
Calendar Years
Ended
------------------------------------------------------------------------------------------------------------------------------------
 1990                       6.83%                 7.15%            8.96%               6            0.54%             $  287,930
------------------------------------------------------------------------------------------------------------------------------------
 1991                      18.79%                19.13%           16.00%               6            0.80%             $  245,128
------------------------------------------------------------------------------------------------------------------------------------
 1992                       8.17%                 8.48%            7.40%               7            0.31%             $  314,624
------------------------------------------------------------------------------------------------------------------------------------
 1993                      11.65%                11.97%            9.75%               7            0.36%             $  396,497
------------------------------------------------------------------------------------------------------------------------------------
 1994                      -1.91%                -1.61%           -2.92%               7            0.31%             $  378,828
------------------------------------------------------------------------------------------------------------------------------------
 1995                      18.69%                19.03%           18.47%               7            0.41%             $  398,577
------------------------------------------------------------------------------------------------------------------------------------
 1996                       4.87%                 5.18%            3.63%              17            0.39%             $  866,730
------------------------------------------------------------------------------------------------------------------------------------
 1997                       9.88%                10.21%            9.65%              23            0.27%             $1,427,354
------------------------------------------------------------------------------------------------------------------------------------
 1998                       8.03%                 8.34%            8.69%              24            0.31%             $1,373,928
------------------------------------------------------------------------------------------------------------------------------------
 1999                      -0.02%                 0.28%            0.82%              27            0.38%             $1,495,812
------------------------------------------------------------------------------------------------------------------------------------
 2000                      10.53%                10.86%           11.63%              34            0.47%             $1,821,353
------------------------------------------------------------------------------------------------------------------------------------
Average Annual Returns (Net of Fees) For Periods Ended 12/31/00
 1-year                             10.53%                                 11.63%
------------------------------------------------------------------------------------------------------------------------------------
 5-years                             6.59%                                  6.46%
------------------------------------------------------------------------------------------------------------------------------------
 10-years                            8.68%                                  7.96%
------------------------------------------------------------------------------------------------------------------------------------

+ An AIMR Level II Verification Report covering the periods January 1, 1993 through December 31, 1999 is available upon request.

    FIRM: Sirach Capital Management Inc. is a wholly owned, independently managed subsidiary of United Asset Management, Inc. In March 1996, Sirach Capital Management, Inc. and Olympic Capital Management, Inc. merged. Prior to the merger, performance returns were achieved by the fixed income team of Olympic Capital Management, Inc. Subsequent to the merger the Olympic Capital Management, Inc. Team became the Sirach Fixed Income Team and continued with the same philosophy and process employed at Olympic.

    BASIS OF PRESENTATION: For the periods from January 1, 1990 through December 31, 2000, Sirach has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management Research (AIMR-PPSTM ). AIMR has not been involved with the preparation or review of this report. The performance presented herein represents past performance and is no guarantee of future results. A complete listing and description of all composites is available upon request. Unless otherwise stated, performance results do not reflect the deduction of investment advisory fees and any other expenses that may be incurred in the management of the account. The results also reflect reinvestment of interest received and other earnings. Gross performance results will be reduced by the investment advisory fees. Sirach's investment advisory fees are described in Part II of Form ADV. For example, an account of $10,000,000 with a compounded annual total return of 7% over five years would grow to $14,025,517, before fees, and is reduced to $13,829,997, and fees of 0.30%. All performance results are expressed in U.S. dollars. The Core Fixed Income Composite creation date was December of 1982. The composite was not AIMR compliant prior to January 1, 1990.

    COMPOSITE CRITERIA: The Core Fixed Income Composite includes all discretionary, non-taxable, fee-paying unleveraged accounts invested in fixed income securities. Accounts within the composite will have a duration that is plus or minus 20 percent of the duration of the respective benchmark index. Only portfolios greater than $3 million are included in the Composite. Prior to 1999, accounts meeting the above criteria had to be under management for at least one full quarter to be included in the Core Fixed Income Composite. Beginning in 1999, accounts only need to be under management for at least one month to be included in the Composite.

    CALCULATION METHOD: The Core Fixed Income Composite results, prior to 1999, were calculated based on a method which approximates the time weighted rates of return net of commissions and transaction costs. Prior to 1999, Sirach consistently valued all portfolios each quarter on a trade date basis. The quarterly returns were calculated by weighing each account's quarterly return by its beginning market value as a percent of the total Composite's beginning value. Beginning in 1999, the Composite is valued monthly based on the aggregate method. Under this method, all accounts in a Composite are combined to calculate a monthly rate of return, with cash additions and withdrawals accounted for on a daily- weighted average basis. Quarterly Composite returns are calculated by linking the monthly Composite returns through compounded multiplication. Current performance may not be indicative of future performance, and other methods may produce different results. The standard deviation of annual account returns is calculated on an asset-weighted basis as the measurement of variance from the mean Composite return. Only accounts that have been managed for the full year are included in the calculation.

    COMPARISON WITH MARKET INDEX: The Lehman Brothers Aggregate Bond Index is the benchmark for the Core Fixed Income Composite. The benchmark performance reflects the reinvestment of interest received and other earnings.

    FEE SCHEDULE: The standard advisory fee in effect at December 31, 2000 was as follows: 0.30% on the first $25 million, 0.25% between $25 million and $50 million, 0.20% over $50 million. Fees may be negotiated in lieu of the standard fee schedule.

    Valuations are computed and returns are stated in U.S. dollars.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from a fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

  UAM Fund Distributors, Inc., each fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to a fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to a fund.

ADDITIONAL CLASSES
--------------------------------------------------------------------------------

  Sirach Growth Portfolio and Sirach Bond Portfolio both offer Institutional Service Class shares, which pay marketing or shareholder servicing fees. Since Institutional Service Class shares have higher expenses, their performance will be lower than the Institutional Class.

Financial Highlights

  The financial highlights table is intended to help you understand the financial performance of each fund for the past five years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.

SIRACH GROWTH PORTFOLIO
-----------------------------------------------------------------------------------
Years Ended October 31,        2000        1999        1998        1997        1996
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period        $ 14.63     $ 13.76     $ 15.44    $  14.01    $  11.35
Income from Investment
 Operations:
Net Investment Income         (0.06)      (0.06)       0.02        0.12        0.12
Net Realized and
 Unrealized Gain (Loss)        2.00        3.37        1.47        3.55        2.65
Total From Investment
 Operations                    1.94        3.31        1.49        3.67        2.77
Distributions:
Net Investment Income            --          --       (0.04)      (0.13)      (0.11)
Net Realized Gain             (5.51)      (2.44)      (3.13)      (2.11)         --
Total Distributions           (5.51)      (2.44)      (3.17)      (2.24)      (0.11)
Net Asset Value, End of
 Period                     $ 11.06     $ 14.63     $ 13.76    $  15.44    $  14.01
Total Return                  14.69%      26.90%      11.45%      30.86%      24.52%
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands)         $67,376     $62,231     $84,423    $132,530    $128,982
Ratio of Expenses to
 Average Net Assets            1.09%       1.01%       0.91%       0.90%       0.87%
Ratio of Net Investment
 Income to Average Net
 Assets                       (0.44)%     (0.35)%      0.17%       0.84%       0.97%
Portfolio Turnover Rate          71%         90%        103%        138%        151%

SIRACH EQUITY PORTFOLIO
-------------------------------------------------------------------------------------
Years Ended October 31,         2000        1999        1998        1997        1996#
-------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period         $ 19.36     $ 15.59     $ 13.98     $ 10.97      $ 10.00
Income from Investment
 Operations:
Net Investment Income          (0.07)      (0.04)      (0.01)       0.03         0.01
Net Realized and
 Unrealized Gain (Loss)         1.65        4.08        2.01        3.06         0.97
Total From Investment
 Operations                     1.58        4.04        2.00        3.09         0.98
Distributions:
Net Investment Income             --          --       (0.01)      (0.02)       (0.01)
Net Realized Gain              (3.52)      (0.27)      (0.38)      (0.06)          --
Total Distributions            (3.52)      (0.27)      (0.39)      (0.08)       (0.01)
Net Asset Value, End of
 Period                      $ 17.42     $ 19.36     $ 15.59     $ 13.98      $ 10.97
Total Return+                   7.62%      26.17%      14.63%      28.34%        9.80%@
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands)          $73,491     $43,125     $37,939     $26,169      $ 6,410
Ratio of Expenses to
 Average Net Assets             0.90%       0.90%       0.90%       0.90%        1.03%*
Ratio of Net Investment
 Income to Average Net
 Assets                        (0.43)%     (0.21)%     (0.08)%      0.30%        0.39%*
Portfolio Turnover Rate           73%        121%         75%         89%          34%

  * Annualized.
  @ Not annualized.
  # For the period from July 1, 1996 (commencement of operation) to October 31,
    1996.
  + Total return would have been different had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

SIRACH SPECIAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------
Years Ended October 31,        2000        1999        1998        1997        1996
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period       $  13.36    $  10.09    $  14.95    $  17.98    $  18.80
Income from Investment
 Operations:
Net Investment Income         (0.07)      (0.07)      (0.10)      (0.09)      (0.06)
Net Realized and
 Unrealized Gain (Loss)        4.40        5.85       (1.90)       0.98        3.51
Total From Investment
 Operations                    4.33        5.78       (2.00)       0.89        3.45
Distributions:
Net Investment Income            --          --          --          --       (0.03)
Net Realized Gain             (4.50)      (2.51)      (2.86)      (3.92)      (4.24)
Total Distributions           (4.50)      (2.51)      (2.86)      (3.92)      (4.27)
Net Asset Value, End of
 Period                    $  13.19    $  13.36    $  10.09    $  14.95    $  17.98
Total Return                  36.47%      71.28%     (14.99)%      8.11%      23.62%
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands)        $215,910    $184,377    $154,373    $368,430    $441,326
Ratio of Expenses to
 Average Net Assets            0.88%       0.94%       0.92%       0.89%       0.87%
Ratio of Net Investment
 Income to Average Net
 Assets                       (0.49)%     (0.57)%     (0.61)%     (0.53)%     (0.29)%
Portfolio Turnover Rate         143%        205%        126%        114%        129%

SIRACH BOND PORTFOLIO
--------------------------------------------------------------------------
Years Ended October 31,                2000           1999         1998++
-------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                          $  9.70        $ 10.35        $ 10.00
Income from Investment
 Operations:
Net Investment Income                  0.62           0.60           0.59
Net Realized and Unrealized
 Gain (Loss)                          (0.01)         (0.54)          0.28
Total From Investment
 Operations                            0.61           0.06           0.87
Distributions:
Net Investment Income                 (0.63)         (0.60)         (0.52)
Net Realized Gain                        --          (0.11)            --
Total Distributions                   (0.63)         (0.71)         (0.52)
Net Asset Value, End of Period      $  9.68        $  9.70        $ 10.35
Total Return+                          6.57%          0.58%          8.84%@
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)                        $84,661        $64,847        $63,409
Ratio of Expenses to Average
 Net Assets                            0.50%          0.50%          0.51%*
Ratio of Net Investment
 Income to Average Net Assets          6.45%          5.90%          5.95%*
Portfolio Turnover Rate                 150%           170%           168%

    *   Annualized.
    @   Not annualized.
    ++ For the period from November 3, 1997 (commencement of operation) to October 31, 1998.
    + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

SIRACH STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------------
Years Ended October 31,         2000        1999        1998        1997        1996
Net Asset Value,
 Beginning of Period         $ 12.32     $ 11.56     $ 12.44     $ 11.99     $ 10.75
Income from Investment
 Operations:
Net Investment Income           0.24        0.25        0.28        0.37        0.36
Net Realized and
 Unrealized Gain (Loss)         1.05        1.49        0.88        1.81        1.24
Total From Investment
 Operations                     1.29        1.74        1.16        2.18        1.60
Distributions:
Net Investment Income          (0.25)      (0.25)      (0.29)      (0.37)      (0.36)
Net Realized Gain              (1.77)      (0.73)      (1.75)      (1.36)         --
Total Distributions            (2.02)      (0.98)      (2.04)      (1.73)      (0.36)
Net Asset Value, End of
 Period                      $ 11.59     $ 12.32     $ 11.56     $ 12.44     $ 11.99
Total Return                   11.07%      15.74%      10.63%      20.78%      15.13%
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands)          $71,989     $71,014     $84,522     $86,204     $83,430
Ratio of Expenses to
 Average Net Assets             1.00%       1.01%       1.01%       0.97%       0.93%
Ratio of Net Investment
 Income to Average Net
 Assets                         1.99%       2.00%       2.39%       3.06%       3.04%
Portfolio Turnover Rate           68%         83%         87%        128%        172%

The Sirach Portfolios

  Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of a fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after
          ------------------
  paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange
           ------------------
  Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

                                                                          UAM(R)

                                            UAM Funds
                                            Funds for the Informed Investor(SM)



The Sterling Partners' Portfolios
Institutional Class Shares Prospectus                             March 1, 2001


                             Sterling Partners' Small Cap Value Portfolio
                             Sterling Partners' Balanced Portfolio





                                                            UAM(R)

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

Table of Contents
Sterling Partners' Small Cap Value Portfolio.....................    1

  What Are The Fund's Objectives?................................    1
  What Are The Fund's Principal Investment Strategies?...........    1
  What Are The Fund's Principal Risks?...........................    2
  How Has The Fund Performed?....................................    2
  What Are The Fund's Fees And Expenses?.........................    3

Sterling Partners' Balanced Portfolio............................    5

  What Are The Fund's Objectives?................................    5
  What Are The Fund's Principal Investment Strategies?...........    5
  What Are The Fund's Principal Risks?...........................    6
  How Has The Fund Performed?....................................    7
  What Are The Fund's Fees And Expenses?.........................    8

Investing With The Uam Funds.....................................    9

  Buying Shares..................................................    9
  Redeeming Shares...............................................   10
  Exchanging Shares..............................................   12
  Transaction Policies...........................................   12
  Account Policies...............................................   14

Additional Information About The Funds...........................   16

  Other Investment Practices And Strategies......................   16
  Investment Management..........................................   17
  Shareholder Servicing Arrangements.............................   18

Financial Highlights.............................................   19


  Small Cap Value Portfolio......................................   19
  Balanced Portfolio.............................................   20

Sterling Partners' Small Cap Value
Portfolio


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The Small Cap Value Portfolio seeks to provide maximum long-term total return, consistent with reasonable risk to principal by investing primarily in equity securities of smaller companies, in terms of market capitalization. The fund may change its investment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The Small Cap Value Portfolio invests, under normal circumstances, at least 65% of its assets in companies with small market capitalizations at the time of initial purchase. The fund considers a company to have a small market capitalization when its market capitalization is less than $1.4 billion.
  The adviser intends to fully invest the fund and normally expects that cash reserves will represent a relatively small percentage of the fund's assets (generally 10% or less). While the fund invests mainly in common stocks, it may also invest in other types of equity securities.

  The adviser's stock selection process focuses on identifying securities that are priced below the estimated value of the underlying business. The adviser approaches each investment as a businessman would approach a private transaction, which means that it examines all factors relevant to the worth of an ongoing business using traditional fundamental securities analysis. Such factors include balance sheet quality, sustainable earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to produce a high quality fund.

  The adviser's sell discipline is as important as its buy discipline. For every stock it buys, the adviser defines the reasons for owning it based on the fundamental factors noted above. The adviser reviews any stock that underperforms its sector and sells those that fail to demonstrate fundamental progress in keeping with the original reasons for buying it.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect a value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

     Since the adviser selects securities for the fund using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of equity mutual funds using different approaches during periods when value investing is out of favor.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

[GRAPH]

  1998      -2.86%
  1999       6.50%
  2000      22.12%

  During the periods shown in the chart for the fund, the highest return for a quarter was 26.91% (quarter ending 6/30/99) and the lowest return for a quarter was -18.34% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                                   1 Year         Since 1/2/97*
  ==============================================================================
  Sterling Partners' Small Cap Value Portfolio     22.12%            15.07%
  ------------------------------------------------------------------------------
  Russell 2000 Index#                              -3.02%             8.47%

  *  Beginning of operations. Index comparisons begin on December 31, 1996.

  # An unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund does have annual operating expenses and as a shareholder you pay them indirectly.

  Management Fees                                                  1.00%
  Other Expenses*                                                  0.45%
 ===============================================================================
  Total Annual Fund Operating Expenses                             1.45%*

* "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Year             3 Years             5 Years             10 Years
  ---------------------------------------------------------------------------
      $148                $459                $792               $1,735

Sterling Partners' Balanced Portfolio


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

  The Balanced Portfolio seeks to provide maximum long-term return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed-income securities. The fund may change its investment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  Typically, the Balanced Portfolio seeks its objective by investing approximately 60% of its assets in common stocks and 40% of its assets in debt securities and cash. While the fund may invest in companies of any size, it expects to invest the majority of its equity assets in companies with market capitalizations over $500 million. The adviser selects equity securities for the fund using the same approach that it uses for the Equity and Small Cap Value Portfolios, which is designed to identify equities priced at a discount from the estimated value of their underlying businesses. The debt portion of the fund will primarily consist of investment-grade debt securities. The fund will invest at least 25% of its total assets in senior debt securities, including debt securities and preferred stock.

  The adviser believes debt securities present the best source of income for the fund. The adviser also views debt securities as opportunities for capital appreciation, sources of liquidity and a means to reduce overall fund volatility. The management of the debt segment of the fund consists of three important steps that emphasize quality and capital appreciation. First, the adviser uses proprietary analytical tools to manage the interest rate risk of the fund. After arriving at an appropriate average maturity for the fund, the adviser uses a "top down" approach to select the most attractively valued sectors for the debt securities. Finally, the adviser analyzes the spectrum of investments available at differing maturities available along the yield curve and the risk associated with each segment of the yield curve to identify the optimum structure and point from which the average duration and maturity of the portfolio is constructed. For example, if the adviser's analysis shows that the yield curve could possibly steepen, measures will be taken to concentrate the bulk of the portfolio's securities with maturities not longer than that of the Lehman Government/Corporate Bond Index benchmark. The adviser's debt strategy emphasizes quality and capital preservation.

  The adviser's stock selection process focuses on identifying securities that are priced below the estimated value of the underlying business. The adviser approaches each investment as a businessman would approach a private transaction, which means that it examines all factors relevant to the worth of an ongoing business using traditional fundamental securities analysis. Such factors include balance sheet quality, sustainable earnings power, industry stability, capital intensity, reinvestment opportunities, and management talent. This "businessman's approach" is designed to produce a high quality fund.

  The adviser's sell discipline is as important as its buy discipline. For every stock it buys, the adviser defines the reasons for owning it based on the fundamental factors noted above. The adviser reviews any stock that underperforms its sector and sells those that fail to demonstrate fundamental progress in keeping with the original reasons for buying it.

  Another important aspect of the adviser's approach is an emphasis on diversification across a wide range of industries. The adviser divides the S&P 500 into industry groupings, and uses the groupings as a comparison yardstick for the fund. The adviser seeks a healthy representation within each sector because it believes this may allow it to control volatility within an acceptable range.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and a fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing a fund to reinvest the money at a lower interest rate.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

  As with all equity funds, the risks that could affect a value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares average annual returns the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

[GRAPH]

  1992         8.70%
  1993         9.95%
  1994        -1.94%
  1995        20.67%
  1996        18.27%
  1997        18.34%
  1998         7.73%
  1999        -0.97%
  2000         8.55%

                                            Return            Quarter Ended
  ==============================================================================
  Highest Quarter                            9.59%               12/31/96
  ------------------------------------------------------------------------------
  Lowest Quarter                            -8.73%                9/30/98

  During the periods shown in the chart for the fund, the highest return for a quarter was 9.59% (quarter ending 12/31/96) and the lowest return for a quarter was -8.73% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000

                                                                       Since
                                            1 Year      5 Years       03/15/91*
  ==============================================================================
  Sterling Partners' Balanced Portfolio      8.55%       10.27%         9.76%
  ------------------------------------------------------------------------------
  S&P 500 Index#                            -9.11%       18.33%        16.30%
  ------------------------------------------------------------------------------
  Lehman Brothers Government/Corporate
  Bond Index+                               11.84%        6.23%         7.92%
  ------------------------------------------------------------------------------
  Balanced Index (60% S&P 500 Index and
  40% Lehman Brothers
  Government/Corporate Bond Index)          -9.92%       13.68%        13.10%

  *  Beginning of operations. Index comparisons begin on March 31, 1991.

     # An unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance.

     + An unmanaged fixed income market value-weighted index that combines government and corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     The fund does have annual operating expenses and as a shareholder you pay them indirectly. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

      Management Fees                                            0.75%
      Other Expenses*                                            0.55%
     ===========================================================================
      Total Annual Fund Operating Expenses                       1.30%

* "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.11% of its average daily net assets. The adviser may change or cancel its expense limitation at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year              3 Years             5 Years             10 Years
     ---------------------------------------------------------------------------
           $131                $409                $708                $1,556

Investing with the UAM Funds


BUYING SHARES
--------------------------------------------------------------------------------

By Mail

     You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and a fund name.

     Regular Mail Address

     UAM Funds
     PO Box 219081
     Kansas City, MO  64121

     Express Mail Address

     UAM Funds
     210 West 10/th/ Street
     Kansas City, MO  64105

Online

     You can add money to your existing account on the internet at www.uam.com. For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

     To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

     Wiring Instructions

     United Missouri Bank
     ABA # 101000695
     UAM Funds
     DDA Acct. # 9870964163
     Ref: fund name/account number/
     account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

     You can open an account with either fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

     Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.


                                         Trading        CUSIP          Portfolio
                                         Symbol         Number          Number
     ---------------------------------------------------------------------------
     Small Cap Value Portfolio            SPSCX        902555432          934
     ---------------------------------------------------------------------------
     Balanced Portfolio                   SPBPX        902555564          932


Rights Reserved by the UAM Funds

     At any time and without notice, the UAM Funds may:

     .    Stop offering shares;

     .    Reject any purchase order; or


     . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

     Send a letter to the UAM Funds specifying:

     .    The fund name;

     .    The account number;

     .    The dollar amount or number of shares you wish to redeem;

     .    The account name(s); and

     .    The address.

     All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

     Regular Mail Address

     UAM Funds
     PO Box 219081
     Kansas City, MO  64121

By Telephone

     You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

     You can redeem shares on the Internet at www.uam.com. For login
                                              -----------
     information, including your personal identification number (PIN), please call 1-877-826-5465. or visit www.uam.com

By Systematic Withdrawal Plan (Via ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

     At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

     .    Trading on the New York Stock Exchange is restricted; or

     . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your personal identification
     -----------
     number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     .    Reject any request for an exchange; or

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

     You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

     The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

     You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Telephone Transactions

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     .    To retirement accounts and certain other accounts; or

     . When the value of your account falls because of market fluctuations and not your redemptions.

          The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

     Normally, each fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

Federal Taxes

     The following is a summary of the federal income tax consequences of investing in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

     Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-tem capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

     A fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

     If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

     Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

     Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

     Backup Withholding By law, a fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

     You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

Additional Information about the Funds

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of a fund's investment practices and its risks, you should read the SAI.

American Depositary Receipts (ADRs)

     Each fund may each invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign established market in the United States or elsewhere. Although they are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

Derivatives

     A fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect a fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells. A fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing

     At times, the adviser may decide to invest up to 100% of a fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of a fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a fund from achieving its stated objectives.


Portfolio Turnover


     A fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the fund. Shareholders must pay tax on such capital gains.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser


     Sterling Capital Management LLC ("Sterling" or the "adviser"), a Delaware limited liability company located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, North Carolina 28202, is the investment adviser to each of the funds. Sterling manages and supervises the investment of each fund's assets on a discretionary basis. Sterling was an affiliate of United Asset Management Corporation, a wholly-owned subsidiary of Old Mutual plc. On January 19, 2001, key employees of Sterling purchased the advisory business of Sterling from UAM ("New Sterling"). On February 23, 2001 the portfolio's shareholders approved new investment advisory agreements between New Sterling and the Funds.

     Set forth in the table below are the management fees the portfolios paid to Old Sterling during their most recent fiscal year, expressed as a percentage of average net assets. These fees will also be paid to New Sterling for the upcoming fiscal year. In addition, New Sterling has voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of one or both of the portfolios to the amounts listed in the table below. To maintain these expense limits, New Sterling may waive a portion of its management fee and/or reimburse certain expenses of the portfolios. New Sterling intends to continue its expense limitation until further notice, but may discontinue it at any time.

                                        Small Cap Value
                                           Portfolio        Balanced Portfolio
     ===========================================================================
      Management Fee Paid                    0.80%                0.56%
     ---------------------------------------------------------------------------
      Expense Limit                          1.25%                1.11%

Portfolio Managers

  Teams of investment professionals of the adviser are primarily responsible for the day-to-day management of the funds. For more information on the composition of that team, including biographies of some of their members, please see the SAI.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from a fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of a fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with a fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

  UAM Fund Distributors, Inc., the funds' principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealers transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the funds.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to a fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to a fund.

Financial Highlights

     The financial highlights table is intended to help you understand the financial performance of each fund for the past five years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.

SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

     Years Ended October 31,                                                 2000          1999         1998              1997#
     =============================================================================================================================
     Net Asset Value Beginning of Period                                  $ 12.88       $ 11.93     $  13.72          $  10.00
     -----------------------------------------------------------------------------------------------------------------------------
     Income from Investment Operations:
      Net Investment Income                                                  0.06          0.03            -              0.01
      Net Realized and Unrealized Gain (Loss)                                2.16          1.04        (1.35)             3.72
     ------------------------------------------------------------------------------------------------------------------------------
      Total From Investment Operations                                       2.22          1.07        (1.35)             3.73
     ------------------------------------------------------------------------------------------------------------------------------
     Distributions:
      Net Investment Income                                                 (0.07)        (0.02)           -             (0.01)
      Net Realized Gain                                                     (0.38)        (0.10)       (0.44)               --
     ------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                                   (0.45)        (0.12)       (0.44)            (0.01)
     ------------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                                       $ 14.65       $ 12.88     $  11.93          $  13.72
     ------------------------------------------------------------------------------------------------------------------------------
     Total Return+                                                          17.77%         9.02%      (10.08)%           37.34%@
     ==============================================================================================================================
     Ratios and Supplemental Data
      Net Assets, End of Period (Thousands)                               $60,918       $44,103     $ 35,231          $ 19,888
      Ratio of Expenses to Average Net Assets                                1.26%         1.25%        1.25%             1.25%*
      Ratio of Net Investment Income to Average Net
       Assets                                                                0.42%         0.22%        0.01%             0.06%*
      Portfolio Turnover Rate                                                  98%           50%          70%               50%


     *  Annualized
     @  Not Annualized
     # For the period from January 2, 1997 (commencement of operations) to October 31, 1997.
     + Total Return would have been lower had certain fees not been waived and assumed by the Advisor during the periods indicated.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

     Years Ended October 31,                                      2000          1999         1998        1997           1996
     ========================================================================================================================
     Net Asset Value, Beginning of Period                      $ 12.13       $ 12.81      $ 13.91     $ 12.55        $ 11.86
     ------------------------------------------------------------------------------------------------------------------------
     Income from Investment Operations:                           0.33
        Net Investment Income                                                   0.34         0.33        0.32           0.34
        Net Realized and Unrealized Gain                          0.21          0.28         0.52        2.32           1.38
     ------------------------------------------------------------------------------------------------------------------------
        Total From Investment Operations                          0.54          0.62         0.85        2.64           1.72
     ------------------------------------------------------------------------------------------------------------------------
     Distributions:                                              (0.35)
        Net Investment Income                                                  (0.32)       (0.34)      (0.31)         (0.36)
        Net Realized Gain                                        (1.08)        (0.98)       (1.61)      (0.97)         (0.67)
     ------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                      (1.43)        (1.30)       (1.95)      (1.28)         (1.03)
     ------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                            $ 11.24       $ 12.13      $ 12.81     $ 13.91        $ 12.55
     ------------------------------------------------------------------------------------------------------------------------
     Total Return+                                                5.28%         5.12%        6.58%      22.58%         15.52%
     ========================================================================================================================
     Ratios and Supplemental Data
       Net Assets, End of Period (Thousands)                   $49,503       $61,905      $78,544     $78,283        $58,691
       Ratio of Expenses to Average Net Assets                    1.12%         1.11%        1.11%       1.07%          1.03%
       Ratio of Net Investment Income to Average Net Assets       2.88%         2.55%        2.46%       2.47%          2.77%
       Portfolio Turnover Rate                                     121%++         82%          82%        133%++          84%

 + Total Return would have been lower had certain fees not been waived and assumed by the Advisor during the periods indicated.
++ The turnover rate was higher than normally anticipated due to increased shareholder activity within the Portfolio.

The Sterling Partners' Portfolios

  Investors who want more information about a fund should read the fund's annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of a fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds' and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying
     -------------------
  a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's
  ------------------
  Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

                                                                         UAM(R)

                                            UAM Funds
                                            Funds for the Informed Investor(SM)




Sterling Partners' Equity Portfolio
Institutional Class Shares Prospectus                             March 1, 2001

                         On January 29, 2001, Sterling
                     Partners' Equity Portfolio was closed
                           to all further investment










                                                                    UAM (R)


    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

Table Of Contents

Fund Summary........................................................................   1

 What Is The Fund's Objective?......................................................   1
 What Are The Fund's Principal Investment Strategies?...............................   1
 What Are The Fund's Principal Risks?...............................................   2
 How Has The Fund Performed?........................................................   2
 What Are The Fund's Fees And Expenses?.............................................   3

Investing With The Uam Funds........................................................   5

 Buying Shares......................................................................   5
 Redeeming Shares...................................................................   6
 Exchanging Shares..................................................................   8
 Transaction Policies...............................................................   8
 Account Policies...................................................................  10

Additional Information About The Fund...............................................  12

 Other Investment Practices And Strategies..........................................  12
 Investment Management..............................................................  13
 Shareholder Servicing Arrangements.................................................  14

Financial Highlights................................................................  15

Fund Summary

As permitted by the Equity Portfolio's prospectus, the adviser has taken a very defensive posture with the fund's assets. The adviser believes it is increasingly clear that economics are deteriorating rather quickly. Specifically, corporate earnings are declining at a rapid pace, making equity valuations highly susceptible to significant contractions. Although the adviser believes that the Federal Reserve will eventually act to stimulate the U.S. economy, it believes that the interim outlook in the stock market is negative. Therefore, the adviser has liquidated the fund's to U.S. Treasury notes to prevent further erosion of the fund's return. The adviser remains cautious about reinvesting the fund in equity securities because of the potential for further loss of shareholder assets.

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

  The Equity Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks. The fund may change its investment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The fund normally seeks to achieve its objective by investing primarily in common stocks of companies with market capitalizations over $1 billion at the time of purchase. While the fund invests mainly in common stocks, it may also invest in other types of equity securities. The adviser diversifies the fund's holdings across a wide range of industries.

  The adviser's stock selection process focuses on identifying securities of companies that lead in their respective markets, that possess substantial financial strength characteristics, and that are priced below the estimated value of the underlying business. From a quantitative standpoint, the investment process relies on a multi-factor risk model that analyzes market capitalization, price-to-book ratio, interest rate sensitivity, price/earnings ratio, yield and volatility as measured by beta. From a qualitative standpoint, stocks are analyzed for financial strength and flexibility by examining debt to capital levels, interest coverage ratio, rating agency assessments, and ability to adequately service debt in difficult periods.

  The adviser's sell discipline is as important as its buy discipline. A stock is sold when the adviser's research indicates financial strength deterioration, fundamental disruption to the business model places market leadership position at stake, or when the multi-risk factor model suggests weakness. Stocks are also sold to make room for more compelling stocks within the fund.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns

                                    [GRAPH]

1992 - 11.78%
1993 - 10.98%
1994 - -2.39%
1995 - 27.55%
1996 - 30.34%
1997 - 24.92%
1998 -  6.89%
1999 -  1.35%
2000 -  0.83%

  During the periods shown in the chart for the fund, the highest return for a quarter was 14.93% (quarter ending 12/31/98) and the lowest return for a quarter was -16.55% (quarter ending 9/30/98).

Average Annual Returns For Periods Ended December 31, 2000
                                                                        Since
                                            1 Year       5 Years       5/15/91*
  ==============================================================================
  Sterling Partners' Equity Portfolio         0.83%        12.20%        11.94%
  ------------------------------------------------------------------------------
  S&P 500 Index#                             -9.11%        18.33%        16.07%


  *  Beginning of operations. Index comparisons begin on May 31, 1991.

  # An unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.


  Management Fees                                                        0.75%
  Other Expenses*                                                        0.68%
  ===========================================================================
  Total Annual Fund Operating Expenses                                   1.43%


   * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because "Other Expenses" include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years              5 Years             10 Years
  =============================================================================
       $146                $452                 $782                $1,713

Investing with the UAM Funds

Buying Shares
--------------------------------------------------------------------------------
By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO  64121

  Express Mail Address

  UAM Funds
  210 West 10/th/ Street
  Kansas City, MO  64105

Online

  You can add money to your existing account on the internet at www.uam.com.
                                                                -----------
  For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
  IRAs).  You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

           Trading Symbol                CUSIP                    Fund Code
  ==============================================================================
              STEQX                    902555549                     933


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .  Stop offering shares;

  .  Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

  Send a letter to the UAM Funds specifying:

  .  The fund name;

  .  The account number;

  .  The dollar amount or number of shares you wish to redeem;

  .  The account name(s); and

  .  The address.

  All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You can redeem shares on the Internet at www.uam.com.  For login information,
                                           -----------
  including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

  .  Trading on the New York Stock Exchange is restricted; or
  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For
                                                           -----------
  login information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange.
  You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;
  . Reject any request for an exchange; or . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price
  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value the investments of the fund. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

  . To retirement accounts and certain other accounts; or . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

Additional Information about the Fund

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------


  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.



Derivatives


  The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

American Depositary Receipts (ADRs)

  The fund may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, such as the United States. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

  Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

Short-Term Investing


  At times, the adviser may decide to invest up to 100% of the fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of the fund that may result from adverse market, economic, political or other developments. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent the fund from achieving its stated objectives.



INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser


  Sterling Capital Management LLC ("Sterling" or the "adviser") a Delaware limited liability company located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, North Carolina 28202, is the investment adviser to the fund. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. Sterling was an affiliate of United Asset Management Corporation, a wholly-owned subsidiary of Old Mutual plc. On January 19, 2001, key employees of Sterling purchased the advisory business of Sterling from UAM ("New Sterling"). Since shareholders have not approved a new Investment Advisory Agreement between New Sterling and the fund, the adviser is not receiving a fee for its services.

  Prior to January 1, 2001, the adviser voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.99% of its average net assets. To maintain this expense limit, the adviser may have waived a portion of its management fee and/or reimburse certain expenses of the fund. The adviser discontinued the expense limitation as of January 1, 2001. During its most recent fiscal year, the fund paid 0.32% of its average net assets in advisory fees to the adviser.

Portfolio Managers

  A team of investment professionals of the adviser are primarily responsible for the day-to-day management of the fund. For more information on the composition of that team, including biographies of some of its members, please see the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


  Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  The fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

  UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

Financial Highlights

  The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.


  Years Ended October 31,                                    2000           1999        1998         1997        1996
  =====================================================================================================================
  Net Asset Value, Beginning of Period                     $ 16.42        $ 16.80     $ 18.70      $ 15.72     $ 13.69
  ---------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:                                         0.22        0.21         0.15        0.15
    Net Investment Income                                     0.21
    Net Realized and Unrealized Gain                          0.50           1.30        0.60         4.55        3.01
  ---------------------------------------------------------------------------------------------------------------------
    Total From Investment Operations                          0.71           1.52        0.81         4.70        3.16
  ---------------------------------------------------------------------------------------------------------------------
  Distributions:                                                            (0.19)      (0.19)       (0.16)      (0.16)
    Net Investment Income                                    [0.25)
    Net Realized Gain                                        (1.94)         (1.71)      (2.52)       (1.56)      (0.97)
  ---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (2.19)         (1.90)      (2.71)       (1.72)      (1.13)
  ---------------------------------------------------------------------------------------------------------------------
    Net Asset Value, End of Period                         $ 14.94        $ 16.42     $ 16.80      $ 18.70     $ 15.72
  =====================================================================================================================
    Total Return+                                             5.51%          9.94%       4.34%       32.46%      24.76%
  =====================================================================================================================
  Ratios and Supplemental Data
    Net Assets, End of Period  (Thousands)                 $13,586        $41,858     $51,149      $49,886     $32,943

    Ratio of Expenses to Average Net Assets                   1.00%          0.99%       0.99%        0.99%       0.99%

    Ratio of Net Investment Income to Average Net
     Assets                                                   1.35%          1.24%       1.13%        0.86%       1.01%

  Portfolio Turnover Rate                                       67%            66%         51%          57%         78%


  +    Total Return would have been lower had certain fees not been waived and assumed by the Advisor during the periods indicated.

Sterling Partners' Equity Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                            Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after
          ------------------
  paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange
           ------------------
  Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.

                                                                       [LOGO](R)

                                   UAM FUNDS
                                   Funds for the Informed

     Investor(SM)




     The TS&W Portfolios
     Institutional Class Shares Prospectus         March 1, 2001

                               TS&W Equity Portfolio
                               TS&W Fixed Income Portfolio
                               TS&W International Equity Portfolio
                               TS&W Balanced Portfolio


                                                            UAM(R)

          The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

             Table Of Contents

             TS&W Equity Portfolio......................................      1

               What Are The Fund's Investment Objectives?................     1
               What Are The Fund's Principal Investment Strategies?......     1
               What Are The Fund's Principal Risks?......................     2
               How Has The Fund Performed?...............................     2
               What Are The Fund's Fees And Expenses?....................     3

              Ts&w Fixed Income Portfolio................................     5

               What Are The Fund's Investment Objectives?................     5
               What Are The Fund's Principal Investment Strategies?......     5
               What Are The Fund's Principal Risks?......................     5
               How Has The Fund Performed?...............................     6
               What Are The Fund's Fees And Expenses?....................     7

              Ts&w International Equity Portfolio........................     9

               What Are The Fund's Investment Objectives?................     9
               What Are The Fund's Principal Investment Strategies?......     9
               What Are The Fund's Principal Risks?......................     9
               How Has The Fund Performed?...............................    11
               What Are The Fund's Fees And Expenses?....................    12

              Ts&w Balanced Portfolio....................................    13

               What Are The Fund's Investment Objectives?................    13
               What Are The Fund's Principal Investment Strategies?......    13
               What Are The Fund's Principal Risks?......................    13
               How Has The Fund Performed?...............................    15
               What Are The Fund's Fees And Expenses?....................    15

              Investing With The Uam Funds...............................    17

               Buying Shares.............................................    17
               Redeeming Shares..........................................    18
               Exchanging Shares.........................................    20
               Transaction Policies......................................    21
               Account Policies..........................................    22

              Additional Information About The Funds.....................    25

               Other Investment Practices And Strategies.................    25
               Investment Management.....................................    26
               Shareholder Servicing Arrangements........................    27

              Financial Highlights.......................................    28

               Equity Portfolio..........................................    28
               Fixed Income Portfolio....................................    29
               International Equity Portfolio............................    29

TS&W Equity Portfolio

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?
--------------------------------------------------------------------------------

  The Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The fund may change its objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The Equity Portfolio normally seeks to achieve its goal by investing at least 65% of its assets in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets, and a market capitalization that exceeds $3 billion at time of purchase. Although the fund will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or capitalization. The fund will emphasize common stocks, but may also invest in other types of equity securities.

  The adviser pursues a relative value-oriented philosophy and attempts to be risk averse believing that preserving capital in weak market environments should lead to above-average returns over the long run. Typically, the adviser prefers to invest in companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have a ratio of price-to-earnings, price-to-yield, price-to-sales, or price-to-book value that is below the long-term average for that company.

  The adviser's stock selection process combines an economic top-down approach with valuation and fundamental analysis. The adviser looks for areas of the economy that it expects to have above-average earnings growth and stability over the next one to five years by analyzing the economy and historical corporate earnings trends. Through valuation analysis, the adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the adviser uses tools and measures such as a dividend discount model, relative value screens, price/earnings ratios, price to book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and other companies in the market.

  The adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or reduced risk returns from cash equivalents appear to be more attractive.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because execution of the strategy was not successful. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year for the period shown in the chart. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

  Calendar Year Returns

  [GRAPH]

  1993   12.81%
  1994   -0.60%
  1995   26.33%
  1996   21.33%
  1997   25.98%
  1998    7.24%
  1999   11.18%
  2000    2.56%

  During the periods shown in the chart for the fund, the highest return for a quarter was 14.43% (quarter ending 6/30/97) and the lowest return for a quarter was -10.00% (quarter ending 9/30/98).

  Average Annual Returns For Periods Ended December 31, 2000

                                                                       Since
                                                                     7/17/92
                                            1 Year       5 Years        *
  ===========================================================================
  Equity Portfolio                            2.53%        13.32%      12.28%
  ---------------------------------------------------------------------------
  S&P 500 Index #                            -9.11%        18.33%      16.83%

  *  Beginning of operations. Index comparisons begin on 7/31/92.

  # An unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. The S&P 500 Index is widely regarded as the standard for measuring large- cap U.S. stock market performance.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from the fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

    Management Fee                                           0.75%
  --------------------------------------------------------------------
    Other Expenses*                                          0.31%
  --------------------------------------------------------------------
    Total Annual Fund Operating Expenses                     1.06%

    * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in this fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year     3 Years      5 Years    10 Years
  ============================================================================
  Equity Portfolio                   $108        $337         $585      $1,294

TS&W Fixed Income Portfolio

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?
--------------------------------------------------------------------------------

  The Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The Fixed Income Portfolio normally seeks to achieve its goal by investing at least 65% of its assets in a diversified mix of investment-grade debt securities. Although the fund currently intends to limit its investments to investment-grade securities, it may invest up to 20% of its total assets in debt securities rated below investment-grade (junk bonds), preferred stocks and convertible securities, which have debt characteristics.

  The adviser expects to actively manage the fund to meet its investment objectives. The adviser attempts to be risk averse, believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The adviser will structure the fund based largely on its assessment of:

  .   Current economic conditions and trends;

  .   The Federal Reserve Board's management of monetary policy;

  .   Fiscal policy;

  .   Inflation expectations;

  .   Government and private credit demands; and

  .   Global conditions.

  Once the adviser has carefully analyzed these factors it will formulate an outlook for the direction of interest rates and will adjust the maturity and/or duration of the fund accordingly. The adviser expects the weighted maturity of the fund to range from six to twelve years and its duration to range from four to six years.

  In addition, the adviser tries to emphasize relative values and interest rate spreads within selected maturity ranges, credit qualities and coupons; and the liquidity and marketability of individual issues and diversification within the fund.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

  The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

  Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, may repay the principal earlier or after the stated maturity date, known, as callable bonds. Debt securities are most likely to be called when interest, rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.
  The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates how some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

  Calendar Year Returns

  [GRAPH]

 1993    9.58%
 1994   -4.23%
 1995   17.13%
 1996    2.29%
 1997    9.24%
 1998    8.93%
 1999   -2.75%
 2000   10.58%

  During the periods shown in the chart for the fund, the highest return for a quarter was 5.91% (quarter ending 6/30/99) and the lowest return for a quarter was -3.29% (quarter ending 3/31/94).

  Average Annual Returns For Periods Ended December 31, 2000

                                                                         Since
                                                  1 Year      5 Years   7/17/92*
  ==============================================================================
  Fixed Income Portfolio                           10.58%       5.53%      6.06%
  ------------------------------------------------------------------------------
  Lehman Brothers Government/Corporate Index #     11.84%       6.23%      7.01%

  *  Beginning of operations. Index comparisons begin on 7/31/92.

  # An unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below

    Management Fee                                           0.45%
  ----------------------------------------------------------------------------
    Other Expenses*                                          0.36%
  ----------------------------------------------------------------------------
    Total Annual Fund Operating Expenses                     0.81%

    * "Other Expenses" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in this fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 Year    3 Years     5 Years    10 Years
  ==============================================================================
  Fixed Income Portfolio                 $83       $259        $450      $1,002

TS&W International Equity Portfolio

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?
--------------------------------------------------------------------------------

  The International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers on a worldwide basis. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The International Equity Portfolio normally seeks to achieve its goal by investing at least 65% of its assets in equity securities of foreign companies representing at least three countries other than the United States and currently intends to invest in at least 12 countries other than the United States. The adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The fund expects capital growth to be the predominant component of its total return.

  Generally, the fund will invest in equity securities of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or capitalization. The fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. The fund seeks to invest in companies the adviser believes will benefit from global trends, promising business or product developments. The adviser also looks for specific country opportunities resulting from changing economic, social and political trends. In selecting securities, the adviser stresses economic analysis, fundamental security analysis and valuation analysis. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks.

  The adviser sells securities when the security no longer meets the adviser's economic, valuation and fundamental criteria; or it finds more attractive alternatives.

  The fund also may invest in investment-grade debt securities when the adviser believes the potential for total return from debt securities will equal or exceed that available from investments in equity securities.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because execution of the strategy was not successful. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

  Since the adviser selects securities for the fund using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.
  The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

International Equity Portfolio

  Calendar Year Returns

   1993    32.71%
   1994    -0.78%
   1995     7.21%
   1996    10.66%
   1997     2.45%
   1998     8.26%
   1999    59.06%
   2000   -15.17%

  During the periods shown in the chart for the fund, the highest return for a quarter was 27.73% (quarter ending 12/31/99) and the lowest return for a quarter was -18.05% (quarter ending 9/30/98).

  Average Annual Returns For Periods Ended December 31, 2000

                                                                         Since
                                                     1 Year    5 Year  12/18/92*
================================================================================
  International Equity Portfolio                     -15.17%   10.62%    11.14%
--------------------------------------------------------------------------------
  Morgan Stanley Capital International EAFE Index #  -14.17%    7.14%    10.62%

  * Beginning of operations. Index comparisons begin on 12/31/92.

  # An index that shows arithmetic, market value--weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the section on "Transaction Policies."

  Shareholder Transaction Fees
  ------------------------------------------------------------------------------
   Redemption Fee (as a percentage of amount redeemed)                  1.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from the assets of the fund. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

  Annual Fund Operating Expenses
  ------------------------------------------------------------------------------
   Management Fee                                                   1.00%
  ------------------------------------------------------------------------------
   Other Expenses*                                                  0.36%
  ------------------------------------------------------------------------------
   Total Annual Fund Operating Expenses                             1.36%

   * "Other Expense" presented in the table above include amounts related to any expense offset arrangement the fund may have that woud reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

Example

  This example can help you to compare the cost of investing in this fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year     3 Years     5 Years     10 Years
================================================================================
International Equity Portfolio      $138         $431        $745       $1,635

TS&W Balanced Portfolio

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?
--------------------------------------------------------------------------------

  The Balanced Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of established companies and investment grade debt securities.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  The adviser manages the Balanced Portfolio to take advantage of its equity and debt strategies. The fund typically seeks to achieve its objective by investing 55% of its assets in common stocks, 35% in debt securities and 10% in cash equivalents. The total return of the fund will consist of both income and capital growth, although, the relative proportions of these components will vary according to its underlying investments.

  The Balanced Portfolio is designed to provide a single vehicle with which to participate in the adviser's equity and debt strategies combined with the adviser's asset allocation decisions. The fund may invest in a combination of equity and debt securities and other short-term cash equivalents. The fund normally seeks to achieve its goal by investing 25% to 40% of its assets in debt securities and 40% to 70% of its assets in equity securities. While the adviser may vary the composition of the fund within those ranges, it will typically invest approximately 55% of the assets of the fund in equity securities, 35% in debt securities and 10% in cash equivalents. The fund may hold cash equivalent investments when deemed appropriate by the adviser. The fund will invest at least 25% of its assets in senior debt securities, including preferred stock.

  The adviser will select equity and debt securities using approaches identical to those set forth above for the Equity and Fixed Income Portfolios, respectively. In addition to, or as an alternative to investing in shares of foreign-based companies, the fund may invest up to 15% of its total assets in the International Equity Portfolio.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.
  The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

  Since the adviser selects securities for the fund using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

  The Balanced Portfolio has not presented a bar chart or performance table because it is not operational.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from the assets of the fund. Therefore, shareholders indirectly pay the fund's annual operating expenses, as described below.

  Annual Fund Operating Expenses(S)
------------------------------------------------------------------------------
   Management Fee                                                 0.65%
------------------------------------------------------------------------------
   Other Expenses*                                                0.67%
------------------------------------------------------------------------------
                                                                  1.32%
  Total Annual Fund Operating Expenses

  * "Other Expense" presented in the table above include amounts related to any expense offset arrangement the fund may have that would reduce its custodian fee based on the amount of cash the fund maintains with its custodian.

  (S) Since the Balanced Portfolio is not operational, it has estimated its expenses for its fiscal year ended October 31, 2001. For purposes of estimating expenses, the fund assumed its average daily net assets would be $25 million.



Example

  This example can help you to compare the cost of investing in this fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a
  5%
  return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year       3 Years       5 Years      10 Years
================================================================================
Balanced Portfolio            $133         $415            --            --

Investing with the UAM Funds


BUYING SHARES
--------------------------------------------------------------------------------

By Mail

  You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your account number and a fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account number and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

Online

  You can add money to your existing account on the internet at www.uam.com.
                                                                -----------
  For login information, including your personal identification number (PIN), please call 1-877-826-5465.

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the UAM Funds. To cancel or change a plan, write to the UAM Funds. Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with a fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
  IRAs). You can buy additional shares for as little as $100.

Fund Codes

  Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

Fund Name                                    Trading        CUSIP          Fund
                                             Symbol                        Code
================================================================================
  Equity Portfolio                            TSWEX        902555499        936
--------------------------------------------------------------------------------
  Fixed Income Portfolio                      TSWFX        902555481        937
--------------------------------------------------------------------------------
  International Equity Portfolio              TSWIX        902555473        938


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .  Stop offering shares;

  .  Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
--------------------------------------------------------------------------------

By Mail

  Send a letter to the UAM Funds specifying:

  .  The fund name;

  .  The account number;

  .  The dollar amount or number of shares you wish to redeem;

  .  The account name(s); and

  .  The address.

  All registered share owner(s) in the exact name(s) and any special capacity in which they are registered must sign the letter.

  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

  Regular Mail Address

  UAM Funds

  PO Box 219081
  Kansas City, MO 64121

Redemption Fee

  The International Equity Portfolio will deduct a 1.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety (90) days. In determining how long shares of the fund have been held, the UAM Funds assume that shares held by the investor the longest period of time will be sold first.

  The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements.

By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To participate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You can redeem shares on the Internet at www.uam.com.  For login information,
                                           -----------
  including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national securities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the UAM Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

  .  Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For
                                                           -----------
  login information, including your personal identification number (PIN), please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may obtain any UAM Fund prospectus by calling 1-877-826-5465. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). If shares of the fund have been held for at least 90 days, the fund will not deduct a redemption fee on exchanged shares.

Rights Reserved by the UAM Funds

     The UAM Funds may:

     . Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     .  Reject any request for an exchange; or

     . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Calculating Your Share Price

     You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to its NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

     The UAM Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.

Buying or Selling Shares through a Financial Intermediary

     You may buy or sell shares of the UAM Funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time they price their shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

     Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Telephone Transactions

     The UAM Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The UAM Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Small Accounts

     The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

     .  To retirement accounts and certain other accounts; or

     . When the value of your account falls because of market fluctuations and not your redemptions.

     The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

     Normally, the Equity and Balanced Portfolios distribute their net investment income quarterly, and the International Equity Portfolio distributes its net investment income annually. The Fixed Income Portfolio declares its net investment income daily and distributes it monthly. Each fund distributes its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

Federal Taxes

     The following is a summary of the federal income tax consequences of investing in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

     Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

     A fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and financing limitations.

     If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

     Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

     Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

     Backup Withholding By law, a fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

     You may also have to pay state and local taxes on distributions and redemptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

Additional Information about the Funds

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

American Depositary Receipts (ADRs)

     The Equity and Balanced Portfolios may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, such as the United States. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Changes in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

Derivatives

     The funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect their investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect the funds' ability to achieve their objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing

     At times, the adviser may decide to invest up to 100% of a fund's assets in a variety of high-quality, short-term debt securities, such as U.S. government securities. The adviser may invest in these types of securities for temporary defensive purposes, to earn a return on uninvested assets or to meet redemptions. The adviser may temporarily adopt a defensive position to reduce changes in the value of the shares of a fund that may result from adverse market, economic, political or other developments.

     When the adviser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies. Likewise, these strategies may prevent a fund from achieving its stated objectives.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Investment Adviser

     Thompson, Siegel & Walmsley, Inc., a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the investment adviser to each of the funds. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.

     Set forth in the table below are the management fees each fund paid to the adviser for its services during the most recent fiscal year, expressed as a percentage of average net assets. Pursuant to its investment advisory agreement, the Balanced Portfolio has agreed to pay the adviser a fee equal to 0.65% of its average daily net assets.

                                                Int'l Equity           Fixed Income
                         Equity Portfolio         Portfolio             Portfolio
     ====================================================================================================
     Management Fee      0.75%                      1.00%                 0.45%

Portfolio Managers

     Balanced, Equity and Fixed Income Portfolios

     Investment committees are primarily responsible for the day-to-day management of the Balanced, Equity and Fixed Income Portfolios. For more information concerning the composition of those committees, including biographies of some of their members, please see the SAI

     International Equity Portfolio

     G.D. Rothenberg is primarily responsible for the day-to-day management of the International Equity Portfolio and has been since its inception in December of 1992. Supporting Mr. Rothenberg with financial investment research are Robert Jurgens and Cindy New. The biographical information of Messrs. Rothenberg and Jurgens and Ms. New is set forth in the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     UAM Fund Distributors, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

Financial Highlights

     The financial highlights table is intended to help you understand the financial performance of the funds for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the funds assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.

EQUITY PORTFOLIO
-------------------------------------------------------------------------------

     Years Ended October 31,                                          2000           1999        1998         1997         1996
     ===============================================================================================================================
     Net Asset Value, Beginning of Period                             $ 15.42        $ 14.85     $ 16.52      $ 14.48      $ 12.47
     -------------------------------------------------------------------------------------------------------------------------------
     Income from Investment Operations:
             Net Investment Income                                       0.14           0.23        0.26         0.27         0.26
             Net Realized and Unrealized Gain                            0.07           1.78        1.14         3.25         2.34
     -------------------------------------------------------------------------------------------------------------------------------
             Total From Investment Operations                            0.21           2.01        1.40         3.52         2.60
     -------------------------------------------------------------------------------------------------------------------------------
     Distributions:
             Net Investment Income                                      (0.13)         (0.24)      (0.24)       (0.27)       (0.26)
             Net Realized Gain                                          (1.51)         (1.20)      (2.83)       (1.21)       (0.33)
     -------------------------------------------------------------------------------------------------------------------------------
             Total Distributions                                        (1.64)         (1.44)      (3.07)       (1.48)       (0.59)
     -------------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                                   $ 13.99        $ 15.42     $ 14.85      $ 16.52      $ 14.48
     ===============================================================================================================================
     Total Return                                                        1.83%         14.64%       9.23%       26.31%       21.45%
     ===============================================================================================================================
     Ratios and Supplemental Data
             Net Assets, End of Period (Thousands)                    $70,196        $93,234     $95,336      $95,582      $81,554
             Ratio of Expenses to Average Net Assets                     1.06%          1.05%       0.99%        0.99%        1.01%
             Ratio of Net Investment Income to Average Net Assets        0.99%          1.40%       1.67%        1.72%        1.93%
             Portfolio Turnover Rate                                       42%            42%         63%          42%          40%


FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

    Years Ended October 31,                                    2000          1999         1998         1997          1996
    ========================================================================================================================
    Net Asset Value, Beginning of Period                       $ 10.07      $  10.96      $ 10.54      $ 10.30       $ 10.42
    ------------------------------------------------------------------------------------------------------------------------
    Income from Investment Operations:
            Net Investment Income                                 0.59          0.57         0.59         0.59          0.56
            Net Realized and Unrealized Gain (Loss)               0.02#        (0.75)        0.42         0.24         (0.12)
    ------------------------------------------------------------------------------------------------------------------------
            Total From Investment Operations                      0.61         (0.18)        1.01         0.83          0.44
    ------------------------------------------------------------------------------------------------------------------------
    Distributions:
            Net Investment Income                                (0.59)        (0.58)       (0.59)       (0.59)        (0.56)
            Net Realized Gain                                       --         (0.13)          --           --            --
    ------------------------------------------------------------------------------------------------------------------------
            Total Distributions                                  (0.59)        (0.71)       (0.59)       (0.59)        (0.56)
    ========================================================================================================================
    Net Asset Value, End of Period                             $ 10.09      $  10.07      $ 10.96      $ 10.54       $ 10.30
    ------------------------------------------------------------------------------------------------------------------------
    Total Return                                                  6.27%        (1.71)%       9.81%        8.40%         4.40%
    ========================================================================================================================
    Ratios and Supplemental Data
            Net Assets, End of Period (Thousands)              $52,774      $ 66,180      $73,784      $67,987       $61,692
            Ratio of Expenses to Average Net Assets               0.81%         0.78%        0.71%        0.72%         0.77%
            Ratio of Net Investment Income (Loss) to
             Average Net Assets                                   5.93%         5.49%        5.48%        5.79%         5.50%
            Portfolio Turnover Rate                                 38%           52%          48%          36%           59%


          # The amount shown for the year ended October 31, 2000 for a share outstanding throughout the period does not accord with aggregate net gains on investments for that period because of the sales and repurchases of the fund shares in relation to fluctuating market value of the investments of the fund.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     Years Ended October 31,                                         2000        1999        1998         1997            1996
     =============================================================================================================================
     Net Asset Value, Beginning of Period                            $20.17      $ 15.10     $ 15.14      $  14.22        $  13.22
     -----------------------------------------------------------------------------------------------------------------------------
          Income from Investment Operations:
          Net Investment Income                                        0.02         0.08        0.06          0.07            0.10
          Net Realized and Unrealized Gain (Loss)                      1.50         5.01        0.32          1.05            1.04
     -----------------------------------------------------------------------------------------------------------------------------
          Total From Investment Operations                             1.52         5.09        0.38          1.12            1.14
     -----------------------------------------------------------------------------------------------------------------------------
     Redemption Fee                                                    0.05           --          --            --              --
     -----------------------------------------------------------------------------------------------------------------------------
     Distributions:
          Net Investment Income                                       (0.08)       (0.02)      (0.08)        (0.11)          (0.14)
          Net Realized Gain                                           (1.86)          --       (0.18)        (0.09)             --
          In Excess of Net Realized Gain                                 --           --       (0.16)           --              --
     -----------------------------------------------------------------------------------------------------------------------------
          Total Distributions                                         (1.94)       (0.02)      (0.42)        (0.20)          (0.14)
     =============================================================================================================================
     Net Asset Value, End of Period                                $  19.80     $  20.17    $  15.10      $  15.14        $  14.22
     -----------------------------------------------------------------------------------------------------------------------------
     Total Return                                                      7.16%       33.77%        2.76%         7.94%           8.71%
     =============================================================================================================================
     Ratios and Supplemental Data
          Net Assets, End of Period (Thousands)                    $115,479     $114,213    $116,969      $115,500        $103,339
          Ratio of Expenses to Average Net Assets                      1.36%        1.37%       1.32%         1.30%           1.35%
          Ratio of Net Investment Income to Average
             Net Assets                                                0.08%        0.39%       0.42%         0.47%           0.84%
          Portfolio Turnover Rate                                        26%          21%         28%           45%             25%

The TS&W Portfolios

  Investors who want more information about a fund should read the funds' annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of a fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional information, shareholder reports and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:

                                   UAM Funds
                                 PO Box 219081
                            Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after
          ------------------
  paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange
           ------------------
  Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-5683.


                                                                        UAM (R)


                                                                            (R)

                                     PART B
                                UAM FUNDS, INC.



The following Statements of Additional Information are included in this Post-Effective Amendment No. 56:


     .  Acadian Emerging Markets Portfolio.
     .  The C&B Portfolios.
     .  The DSI Portfolios
     .  FMA Small Company Portfolio.
     .  ICM Small Company Portfolio.
     .  Independence Small Cap Value Portfolio
     .  The McKee Portfolios.
     .  NWQ Special Equity Portfolio.
     . Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio.
     .  The Sirach Portfolios.
     .  The Sterling Partners' Portfolios
     .  Sterling Partners' Equity Portfolio
     .  The TS&W Portfolios.

                                UAM Funds, Inc.
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)



                       Acadian Emerging Markets Portfolio
                           Institutional Class Shares


                      Statement of Additional Information
                                 March 1, 2001

This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated March 1 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

The audited financial statements of the Fund and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments.......................................   1
 Borrowing.................................................................   1
 Debt Securities...........................................................   1
 Derivatives...............................................................   7
 Equity Securities.........................................................  15
 Foreign Securities........................................................  18
 Investment Companies......................................................  21
 Repurchase Agreements.....................................................  22
 Restricted Securities.....................................................  22
 Securities Lending........................................................  22
 Short Sales...............................................................  23
 When Issued Transactions..................................................  24
Investment Policies of the Fund............................................  24
 Fundamental Policies......................................................  24
 Non-Fundamental Policies..................................................  25
Management of the Company..................................................  26
 Board Members.............................................................  26
 Officers..................................................................  27
Principal Shareholders.....................................................  28
Investment Advisory and Other Services.....................................  29
 Investment Adviser........................................................  29
 Distributor...............................................................  30
 Shareholder Servicing Arrangements........................................  30
 Administrative Services...................................................  30
 Custodian.................................................................  32
 Independent Accountants...................................................  32
 Code of Ethics............................................................  32
Brokerage Allocation and Other Practices...................................  32
 Selection of Brokers......................................................  32
 Simultaneous Transactions.................................................  33
 Brokerage Commissions.....................................................  33
Capital Stock and Other Securities.........................................  33
Purchase, Redemption and Pricing of Shares.................................  36
 Net Asset Value Per Share.................................................  36
 Purchase of Shares........................................................  36
 Redemption of Shares......................................................  37
 Exchange Privilege........................................................  39
 Transfer Of Shares........................................................  39
Performance Calculations...................................................  39
 Total Return..............................................................  39
 Yield.....................................................................  40
 Comparisons...............................................................  40
Financial Statements.......................................................  41
Glossary...................................................................  41
Bond Ratings...............................................................  42
 Moody's Investors Service, Inc............................................  42
 Standard & Poor's Ratings Services........................................  44
 Fitch Ratings.............................................................  46
Comparative Benchmarks.....................................................  47

Description of Permitted Investments

     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund"

BORROWING
--------------------------------------------------------------------------------

     The Fund may not borrow money, except if permitted by its fundamental investment policies:

     . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

     . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

     . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

     . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Borrowing is a form of leverage, which may magnify a Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .  By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .  By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Banker's Acceptance

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years --the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .   Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .   Closing it out in the secondary market at its current price.


  Selling (Writing) Put and Call Options

  When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Fund is permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  At the time of selling a put option, the Funds may cover the put option by:

  .   Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .   Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

  Combined Positions

  A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .   Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

  Correlation of Prices

  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .   have to purchase or sell the instrument underlying the contract;

  .   not be able to hedge its investments; and

  .   not be able to realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.:

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .   actual and anticipated changes in interest rates;

  .   fiscal and monetary policies; and

  .   national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

  A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

  Initial Public Offerings ("IPO")

  A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

  A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States
  companies.   The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign markets may offer less protection to investors than U.S. markets:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Fund also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Fund expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its respective total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the Fund's investment policies and restrictions; and

  . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

  A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). A Fund normally uses repurchase agreements to earn income on assets that are not invested.

  When a Fund enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before s Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  A Fund may purchase restricted securities that are not registered for sale to the general public. A Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;


  . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When a Fund lend a securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contract to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Fund

  The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

  . not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed),
     (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

     The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  . purchase shares of other investment companies to the extent permitted by applicable law. The 1940 Act currently permits the fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.

Management of the Company

  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.


  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                   Aggregate
                                                                               Compensation from        Total Compensation From
  Name, Address, Date of     Principal Occupations During the                    Company as of            Funds Complex As of
  Birth                      Past 5 years                                           10/31/00                   10/31/00
  ===========================================================================================================================
  John T. Bennett, Jr.       Mr. Bennett is President of Squam Investment       $31,540                    $45,700
  RR2 Box 700                Management Company, Inc. and Great Island
  Center Harbor, NH 03226    Investment Company, Inc. (investment management).
  1/26/29                    From 1988 to 1993, Mr. Bennett was President
                             of Bennett Management Company. Mr. Bennett serves
                             on the Board of each Company in the UAM Funds
                             Complex.
  ---------------------------------------------------------------------------------------------------------------------------
  Nancy J. Dunn              Ms. Dunn has been Financial Officer of World       $31,540                    $45,700
  1250 24th St., NW          Wildlife Fund (nonprofit), since January 1999.
  Washington, DC  20037      From  1991 to 1999, Ms. Dunn was Vice President
  8/14/51                    for Finance and Administration and Treasurer of
                             Radcliffe College (Education).  Ms. Dunn serves
                             on the Board of each Company in the UAM Funds
                             Complex.
    ------------------------------------------------------------------------------------------------------------------------------

                                                                                         Aggregate            TotaL Compensation
                                                                                      Compensation from         From UAM Funds
    Name, Address, Date Of         Principal Occupations During The                     Company as of           Complex as of
    Birth                          Past 5 Years                                           10/31/00                10/31/00
    -------------------------------------------------------------------------------------------------------------------------------
    William A. Humenuk             Mr. Humenuk has been Senior Vice President                 $31,540                   $45,700
    10401 N. Meridian St           Administration,General Counsel and Secretary
    Suite 400                      of Lone Star Industries Inc.(cement and
    Indianapolis, IN 46290         ready-mix concrete) since March 2000.  From
    4/21/42                        June 1998 to March 2000 he was Executive Vice
                                   President and Chief Administrative Officer of
                                   Philip Services Corp. (ferrous scrap processing,
                                   brokerage and industrial outsourcing services).  Mr.
                                   Humenuk was a Partner in the Philadelphia office
                                   of the law firm Dechert Price & Rhoads from July
                                   1976 to June 1998.  He was also formerly a Director
                                   of Hofler Corp. (manufacturer of gear grinding
                                   machines).  Mr. Humenuk serves on the Board of each
                                   Company in the UAM Funds Complex.
-----------------------------------------------------------------------------------------------------------------------------------
    Philip D. English              Mr. English is President and Chief Executive Officer       $31,540                   $45,700
    16 West Madison Street         of Broventure Company, Inc., a  company engaged
    Baltimore, MD 21201            in the investment Management business.  He is
    8/5/48                         also Chairman of the Board of Chektec Corporation
                                   (Drugs) and Cyber Scientific, Inc. (computer mouse
                                   company).  Mr. English serves on the Board of each
                                   Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
    James F. Orr III*              President, Chief Executive Officer and Director of         $0                         $0
    One International Place        UAM since May 2000; Chairman and Chief Executive
    Boston, MA  02110              Officer of UNUM Corporation (Insurance) from 1988 to
    3/5/43                         1999; Trustee of Bates College and the Committee for
                                   Economic Development; Chairman-elect of the Board
                                   of Trustees of the Rockefeller Foundation; Member of
                                   The Business Roundtable, the Harvard Center for Society,
                                   and the Health Advisory Council at the Harvard School of
                                   Public Health; Director of the Nashua Corporation and
                                   the National Alliance of Business.
----------------------------------------------------------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------

   The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                          Aggregate                  Aggregate
                                                                                        Compensation From        Compensation From
    Name, Address, Date Of       Position      Principal Occupations During The          the Fund as of         The Fund Complex As
    Birth                        With Fund     Past 5 Years                             October 31, 2000        of October 31, 2000
    ------------------------------------------------------------------------------------------------------------------------------
    James F. Orr III*            Board Member  President, Chief Executive Officer and         $0                         $0
    One International Place      President     Director of UAM since May 2000; Chairman
    Boston, MA  02110                          and Chief Executive Officer of UNUM
    3/5/43                                     Corporation (Insurance) from 1988 to
                                               1999; Trustee of Bates College and the
                                               Committee for Economic Development;
                                               Chairman-elect of the Board of Trustees
                                               of the Rockefeller Foundation; Member of
                                               The Business Roundtable, the Harvard Center
                                               for Society, and the Health Advisory Council
                                               at the Harvard School of Public Health; Director
                                               of the Nashua Corporation and the National
                                               Alliance of Business.

    --------------------------------------------------------------------------------------------------------------------------------

                                                                                              Aggregate              Aggregate
                                                                                          Compensation From      Compensation From
    Name, Address, Date Of      Position    Principal Occupations During The               the Fund as of       The Fund Complex As
    Birth                       With Fund   Past 5 Years                                  October 31, 2000      of October 31, 2000
    -------------------------------------------------------------------------------------------------------------------------------
    Linda T. Gibson             Secretary   General Counsel and Managing Director of              $0                         $0
    211 Congress Street                     UAM Investment Services, Inc. (financial
    Boston, MA  02110                       services); Senior Vice President and
    7/31/65                                 General Counsel of UAMFSI (financial
                                            services) and UAMFDI (broker-dealer) since
                                            April 2000; Senior Vice President and
                                            Secretary of Signature Financial Group,
                                            Inc. (financial services) and affiliated
                                            broker-dealers from 1991 to 2000; Director
                                            and Secretary of Signature Financial Group
                                            Europe, Ltd. (financial services) from 1995
                                            to 2000; Secretary of the Citigroup Family of
                                            Mutual Funds (mutual funds) from 1996 to 2000;
                                            Secretary of the 59 Wall Street Family of Mutual
                                            Funds (mutual funds) from 1996 to 2000.
    -------------------------------------------------------------------------------------------------------------------------------
    Gary L. French              Treasurer   President of UAMFSI and UAMFDI; Treasurer             $0                         $0
    211 Congress Street                     of the Fidelity Group of Mutual Funds from
    Boston, MA 02110                        1991 to 1995; held various other offices
                                            with Fidelity Investments from November 1990
                                            March 1995.
    -------------------------------------------------------------------------------------------------------------------------------
    Theresa DelVecchio          Assistant   Secretary of UAMFSI (financial services)              $0                         $0
    211 Congress Street         Secretary   since February 1998; Secretary and
    Boston, MA  02110                       Compliance  Officer of UAMFDI (broker-dealer)
    12/23/63                                since February 2000; Assistant Vice President
                                            of Scudder Kemper Investments (financial
                                            services) from May 1992 to February 1998.
-----------------------------------------------------------------------------------------------------------------------------------
    Robert J. DellaCroce        Assistant   Director, Mutual Fund Operations - SEI                $0                         $0
    SEI Investments             Treasurer   Investments; Senior Manager at Arthur
    One Freedom Valley Rd.                  Andersen prior to 1994.
    Oaks, PA  19456
    12/17/63

    Principal Shareholders

      As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

                                  Name and Address of Shareholder                                Percentage of Shares Owned
    ==============================================================================================================================
    Stanford Management Company                                                                             40.65%
    2770 Sandhill Road
    Menlo Park, CA 94025-7070
    ------------------------------------------------------------------------------------------------------------------------------
    Charles Schwab & Co Inc.                                                                                26.60%
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122
    -----------------------------------------------------------------------------------------------------------------------
    University of Guelph                                                                                    14.85%
    FBO Dale Lockie
    Pension Investments
    University Centre LVL 5
    Guelph, Ontario
    Canada, NIG 2WI

      Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.

    Investment Advisory and Other Services

    INVESTMENT ADVISER
    ----------------------------------------------------------------------------

      Acadian Asset Management, Inc., a Massachusetts corporation located at Ten Post Office Square, Boston, Massachusetts 02109, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, a subsidiary of United Asset Management Corporation, has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1986. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group.

      UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Funds of the UAM Funds Complex.

    Investment Advisory Agreement

      This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

      Service Performed by Adviser



      The adviser:

    .  Manages the investment and reinvestment of the Fund's assets;

    . Continuously reviews, supervises and administers the investment program of the Fund; and

    . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

    Limitation of Liability

      In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

      Continuing an Investment Advisory Agreement

      An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

    . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

    . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Fund.
                                             29

    Terminating an Investment Advisory Agreement

    The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

    . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

    .  It gives the adviser 60 days' written notice.

    The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

    An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

    Advisory Fees

    For its services, the Fund pays its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in management fees to the adviser:


                                            Investment Advisory Fees Paid
===========================================================================

    Acadian Emerging Markets Portfolio
         2000                                             $  458,326
---------------------------------------------------------------------------
         1999                                             $1,274,940
---------------------------------------------------------------------------
         1998                                             $  812,228

    DISTRIBUTOR
 ------------------------------------------------------------------------------

    UAMFDI serves as the distributor for the Fund. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

    SHAREHOLDER SERVICING ARRANGEMENTS
  ------------------------------------------------------------------------------

    UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Fund. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Fund.

  ADMINISTRATIVE SERVICES
  ------------------------------------------------------------------------------

  Administrator

    Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

    UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

    .  Taxes, interest, brokerage fees and commissions.

    . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

    .  SEC fees and state Blue-Sky fees.

    .  EDGAR filing fees.

    .  Processing services and related fees.

    .  Advisory and administration fees.

    . Charges and expenses of pricing and data services, independent public accountants and custodians.

    .  Insurance premiums including fidelity bond premiums.

    .  Outside legal expenses.

    .  Costs of maintenance of corporate existence.

    . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

    . Printing and production costs of shareholders' reports and corporate meetings.

    .  Cost and expenses of Company stationery and forms.

    .  Costs of special telephone and data lines and devices.

    .  Trade association dues and expenses.

    .  Any extraordinary expenses and other customary Company or Fund expenses.

    The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.


    Administration and Transfer Agency Fees

    Each Fund pays a four-part fee to UAMFSI as follows:

    1. An annual fee to UAMFSI for administrative services calculated as follows:

    .  $19,500 for the first operational class; plus

    .  $3,750 for each additional class; plus

    . A fee calculated from the aggregate net assets of the Fund at the following rates:


                                                               Annual Rate
------------------------------------------------------------------------------

    Acadian Emerging Markets Portfolio                            0.063%

    2. An annual fee to UAMFSI for sub-administration and other services, which UI pays to SEI, calculated as follows:

    .     Not more than $35,000 for the first operational class; plus

    .     $5,000 for each additional operational class; plus

    . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

    3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

        .  $10,500 for the first operational class; and

        .   $10,500 for each additional class.

    4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

        .   $7,500 for the first operational class;

        .  and $2,500 for each additional class.

    For the last three fiscal years the Fund paid the following in administration and sub-administration fees:

                                             Administrator's Fee  Sub-Administrator's Fee  Total Administrative Fee
-------------------------------------------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio
  2000                                                   $49,549                 $ 48,792                  $128,477
-------------------------------------------------------------------------------------------------------------------
  1999                                                   $89,112                 $102,354                  $191,466
-------------------------------------------------------------------------------------------------------------------
  1998                                                   $31,634                 $ 82,333                  $113,967

CUSTODIAN
--------------------------------------------------------------------------------
  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------
  The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account, including securities that may be purchased or held by the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------


  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

  During the fiscal year ended October 31, 2000, the adviser had no directed brokerage transactions. As of October 31, 2000, the Fund did not hold any securities of its regular brokers or dealers, as that term is defined in the 1940 Act.

  When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
  The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.


BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund execute transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last two fiscal years, the Fund paid the following in brokerage commissions:


                                                      Brokerage Commissions
---------------------------------------------------------------------------
Acadian Emerging Markets Portfolio
  2000                                                      $277,479
---------------------------------------------------------------------------
  1999                                                      $574,983
---------------------------------------------------------------------------
  1998                                                      $298,983

  Brokerage commissions have varied because of changing asset levels.

Capital Stock and Other Securities

The Company

  The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Fund is non-diversified which means that with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

  The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Fund) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

  If the Company is liquidated, the shareholders of the Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes representing interests in the same assets of a fund are identical, except as discussed below:

  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .  Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .  Net income;

  .  Dividends; and

  .  NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

  Each Fund send account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  As of October 31, 2000, the Fund had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of the Fund is equal to its NAV of its Fund. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund shares.

In-Kind Purchases

  At its discretion, the Company may permit shareholders to purchase shares of Fund the with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

  The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the Fund;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund investments.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  The Company requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

  The Company may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

  The Fund measure its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  The Fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P    =  a hypothetical initial payment of $1,000

     T    =  average annual total return

     n    =  number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Set forth in the table below are the Fund's average annual returns for the one-year period and the five-year period ended October 31, 2000 and the shorter of the ten-year period ended October 30, 2000 or the period from a Fund's inception date through October 31, 2000.

                                                                  Shorter of
                                                                  10 Years or
                                        One Year   Five Years    Since Inception   Inception Date
  ===============================================================================================
  Acadian Emerging Markets Portfolio     -5.20%      -2.52%          -0.10%           6/17/93

YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

  .  that the indices and averages are generally unmanaged.

  . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the Fund's October 31, 2000 Annual
  Report:

  .  Financial statements for the fiscal year ended October 31, 2000.

  .  Financial highlights for the respective periods presented.

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Fund.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the Fund.

  Board Member refers to a single member of the Company's Board.

  Board refers to the Company's Board of Directors as a group.

  Company refers to UAM Funds, Inc.

  Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c            This is the lowest-rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  plus (+) or  Moody's applies numerical modifiers 1, 2, and 3 in each rating
  minus (-)    classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

  Aaa          Bonds which are rated "Aaa" are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con. (...)   (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
               (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    .  Leading market positions in well-established industries.

                    .  High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Not Prime    Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

    Issue credit ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    2.  Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



    AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


    CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

    CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Short-Term Issue Credit Ratings

    A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.





FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

     Investment Grade

     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable.
                 "C" ratings signal imminent default.

     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                       Entities rated in this category have defaulted on some or
                 all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings


     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D           Default.  Denotes actual or imminent payment default.



     Notes

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

     Fitch uses the same ratings for municipal securities as described above for Institutional Short-Term Credit Ratings.




Comparative Benchmarks



     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.


     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.


     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     ------------------------


     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

     Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.


     Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and Yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.



     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GUNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ----------------------------

     Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 2000(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


     Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     -------------------------------


     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     ---------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     ---------------------------------

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                UAM Funds, Inc.
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)



                       Acadian Emerging Markets Portfolio
                           Institutional Class Shares


                      Statement of Additional Information
                                 March 1, 2001

This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated March 1 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

The audited financial statements of the Fund and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments.......................................   1
 Borrowing.................................................................   1
 Debt Securities...........................................................   1
 Derivatives...............................................................   7
 Equity Securities.........................................................  15
 Foreign Securities........................................................  18
 Investment Companies......................................................  21
 Repurchase Agreements.....................................................  22
 Restricted Securities.....................................................  22
 Securities Lending........................................................  22
 Short Sales...............................................................  23
 When Issued Transactions..................................................  24
Investment Policies of the Fund............................................  24
 Fundamental Policies......................................................  24
 Non-Fundamental Policies..................................................  25
Management of the Company..................................................  26
 Board Members.............................................................  26
 Officers..................................................................  27
Principal Shareholders.....................................................  28
Investment Advisory and Other Services.....................................  29
 Investment Adviser........................................................  29
 Distributor...............................................................  30
 Shareholder Servicing Arrangements........................................  30
 Administrative Services...................................................  30
 Custodian.................................................................  32
 Independent Accountants...................................................  32
 Code of Ethics............................................................  32
Brokerage Allocation and Other Practices...................................  32
 Selection of Brokers......................................................  32
 Simultaneous Transactions.................................................  33
 Brokerage Commissions.....................................................  33
Capital Stock and Other Securities.........................................  33
Purchase, Redemption and Pricing of Shares.................................  36
 Net Asset Value Per Share.................................................  36
 Purchase of Shares........................................................  36
 Redemption of Shares......................................................  37
 Exchange Privilege........................................................  39
 Transfer Of Shares........................................................  39
Performance Calculations...................................................  39
 Total Return..............................................................  39
 Yield.....................................................................  40
 Comparisons...............................................................  40
Financial Statements.......................................................  41
Glossary...................................................................  41
Bond Ratings...............................................................  42
 Moody's Investors Service, Inc............................................  42
 Standard & Poor's Ratings Services........................................  44
 Fitch Ratings.............................................................  46
Comparative Benchmarks.....................................................  47

Description of Permitted Investments

     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund"

BORROWING
--------------------------------------------------------------------------------

     The Fund may not borrow money, except if permitted by its fundamental investment policies:

     . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

     . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

     . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

     . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Borrowing is a form of leverage, which may magnify a Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .  By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .  By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Banker's Acceptance

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years --the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the
  premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  At the time of selling a put option, the Funds may cover the put option by:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

  Combined Positions

  A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

  Correlation of Prices

  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Funds may not be able to close out its position. In an illiquid market, a Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able to realize profits or limit its losses.



  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

  A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

   . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

  Initial Public Offerings ("IPO")

  A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

  A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States
  companies.   The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.


  Foreign markets may offer less protection to investors than U.S. markets:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes


  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July

  2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.


  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Funds also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Funds expect the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------


  A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of its respective total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the Funds' investment policies and restrictions; and

  . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

  A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.


  When a Fund enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).


  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------


  A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;


  . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.


  These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box


  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Funds

  A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.

  With respect to the C&B Balanced, C&B Equity, and C&B Mid Cap Equity Portfolios , each of the Funds will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act. A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.


  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.


  . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

  With respect to the C&B Equity Portfolio for Taxable Investors, the Fund will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the of the U.S. government or any if its agencies or instrumentalities).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest for the purpose of exercising control over management of any company.

  . Invest in commodities except that each portfolio may invest in futures contracts and options to the extent that not more than 5% of a portfolio's assets are required as deposit to secure obligations under futures contracts.

  . Invest in stock or bond futures and/or options on futures unless not more than 20% of the portfolio's assets are invested in stock or bond futures and options.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government, and its agencies when a portfolio adopts a temporary defensive position.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

  . Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are in compliance with the 1940 Act, and the rules and regulations or interpretations of the SEC.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  .  Purchase additional securities when borrowings exceed 5% of total assets.

  .  Purchase on margin or sell short, except as specified above.

  . Purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

  . Purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

  . Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  With respect to the C&B Balanced Portfolio, C&B Equity, and C&B Mid Cap Equity Portfolios only, the following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

  . not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.


  . purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

     Each of the Funds intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including
     (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.


Management of the Company


  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.


  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------


  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                   Aggregate Compensation    Total Compensation From
Name, Address, Date                                                                  from Company as of      UAM Funds Complex as of
of Birth              Principal Occupations During the Past 5 years                      10/31/00                     10/31/00
====================================================================================================================================
John T. Bennett, Jr.  Mr. Bennett is President of Squam Investment Management             $31,540                    $45,700
RR2 Box 700           Company, Inc. and Great Island Investment Company, Inc.
Center Harbor,        (investment management). From 1988 to 1993, Mr. Bennett
NH 03226              was President of Bennett Management Company.  Mr. Bennett
1/26/29               serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn         Ms. Dunn has been Financial Officer of World Wildlife Fund          $31,540                    $45,700
1250 24th St., NW     (nonprofit), since January 1999.  From 1991 to 1999, Ms. Dunn was
Washington, DC        Vice President for Finance and Administration and Treasurer of
20037                 Radcliffe College (Education).  Ms. Dunn serves on the Board of
8/14/51               each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk    Mr. Humenuk has been Senior Vice President Administration,          $31,540                    $45,700
10401 N. Meridian St  General Counsel and Secretary of Lone Star Industries Inc.
Suite 400             (cement and ready-mix concrete) since March 2000.  From June 1998
Indianapolis, IN      to March 2000 he was Executive Vice President and Chief
46290                 Administrative Officer of Philip Services Corp. (ferrous scrap
4/21/42               processing, brokerage and industrial outsourcing services).  Mr.
                      Humenuk was a Partner in the Philadelphia office of the law firm
                      Dechert Price & Rhoads from July 1976 to June 1998.  He was also formerly a Director of Hofler Corp. (manufacturer of gear
                      grinding machines).  Mr. Humenuk serves on the Board of each
                      Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English     Mr. English is President and Chief Executive Officer of             $31,540                    $45,700
16 West Madison       Broventure Company, Inc., a company engaged in the investment
Street Baltimore,     management business.  He is also Chairman of the Board of Chektec
MD 21201              Corporation (Drugs) and Cyber Scientific, Inc. (computer mouse
8/5/48                company).  Mr. English serves on the Board of each Company in the
                      UAM Funds Complex.



                                                                                   Aggregate Compensation    Total Compensation From
Name, Address, Date                                                                  from Company as of      UAM Funds Complex as of
of Birth              Principal Occupations During the Past 5 years                      10/31/00                   10/31/00

------------------------------------------------------------------------------------------------------------------------------------
James F. Orr III*     President, Chief Executive Officer and Director of UAM since May        $ 0                        $ 0
One International     2000; Chairman and Chief Executive Officer of UNUM Corporation
Place Boston, MA      (Insurance) from 1988 to 1999; Trustee of Bates College and the
02110                 Committee for Economic Development; Chairman-elect of the Board
3/5/43                of Trustees of the Rockefeller Foundation; Member of The Business
                      Roundtable, the Harvard Center for Society, and the Health
                      Advisory Council at the Harvard School of Public Health; Director
                      of the Nashua Corporation and the National Alliance of Business.
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                            Aggregate              Aggregate
                      Position                                                          Compensation From      Compensation From
Name, Address, Date   with                                                             the Fund as of      the Fund Complex as of
of Birth              Fund         Principal Occupations During the Past 5 years        October 31, 2000        October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
James F. Orr III*     Board        President, Chief Executive Officer and Director of         $0                         $0
One International     Member       UAM since May 2000; Chairman and Chief Executive
Place Boston, MA      President    Officer of UNUM Corporation (Insurance) from 1988 to
02110                              1999; Trustee of Bates College and the Committee for
3/5/43                             Economic Development; Chairman-elect of the Board of
                                   Trustees of the Rockefeller Foundation; Member of The
                                   Business Roundtable, the Harvard Center for Society,
                                   and the Health Advisory Council at the Harvard School
                                   of Public Health; Director of the Nashua Corporation
                                   and the National Alliance of Business.
------------------------------------------------------------------------------------------------------------------------------------
Linda T. Gibson       Secretary    General Counsel and Managing Director of UAM               $0                         $0
211 Congress Street                Investment Services, Inc. (financial services);
Boston, MA  02110                  Senior Vice President and General Counsel of UAMFSI
7/31/65                           (financial services) and UAMFDI (broker-dealer) since
                                   April 2000; Senior Vice President and Secretary of
                                   Signature Financial Group, Inc. (financial services)
                                   and affiliated broker-dealers from 1991 to 2000;
                                   Director and Secretary of Signature Financial Group
                                   Europe, Ltd. (financial services) from 1995 to 2000;
                                   Secretary of the Citigroup Family of Mutual Funds
                                   (mutual funds) from 1996 to 2000; Secretary of the 59
                                   Wall Street Family of Mutual Funds (mutual funds)
                                   from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Gary L. French        Treasurer    President of UAMFSI and UAMFDI; Treasurer of the           $0                         $0
211 Congress Street                Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                   held various other offices with Fidelity Investments
7/4/51                             from November 1990 to March 1995.
------------------------------------------------------------------------------------------------------------------------------------
Theresa DelVecchio    Assistant    Secretary of UAMFSI (financial services) since             $0                         $0
211 Congress Street   Secretary    February 1998; Secretary and Compliance Officer of
Boston, MA  02110                  UAMFDI (broker-dealer) since February 2000; Assistant
12/23/63                           Vice President of Scudder Kemper Investments
                                   (financial services) from May 1992 to February 1998.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Aggregate              Aggregate
                      Position                                                          Compensation From      Compensation From
Name, Address, Date   with                                                             the Fund as of      the Fund Complex as of
of Birth              Fund        Principal Occupations During the Past 5 years        October 31, 2000        October 31, 2000
====================================================================================================================================
Robert J. DellaCroce  Assistant    Director, Mutual Fund Operations - SEI Investments;        $0                         $0
SEI Investments       Treasurer    Senior Manager at Arthur Andersen prior to 1994.
One Freedom Valley Rd.
Oaks, PA  19456
12/17/63


Principal Shareholders

  As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

Name and Address of Shareholder                  Percentage of Shares Owned               Fund                     Class
==================================================================================================================================
Carole Bonner                                             32.04%                 C&B Balanced Portfolio         Institutional
1550 North 123/rd/ Street                                                                                       Class Shares
Wauwatsoa, WI 53226-31312
------------------------------------------------------------------------------------------------------------------------------------
Joanna H. Schoff                                          14.54%                 C&B Balanced Portfolio         Institutional
226 North Street                                                                                                Class Shares
Rye, NY  10580-1520
------------------------------------------------------------------------------------------------------------------------------------
CAM Trust Co. CUST
IRA A/C Linda Carpino                                     10.78%                 C&B Balanced Portfolio         Institutional
496 Hollyknoll Drive                                                                                            Class Shares
Churchville, PA  18966-1453
------------------------------------------------------------------------------------------------------------------------------------
Helen A. Mohn                                             8.75%                  C&B Balanced Portfolio         Institutional
100 Vermillion Drive                                                                                            Class Shares
Levittown, PA  19054-1324
------------------------------------------------------------------------------------------------------------------------------------
First Union National Bank                                 34.01%                 C&B Equity Portfolio           Institutional
FBO Cadmus Comm Corp                                                                                            Class Shares
1525 West WT Harris Blvd
Charlotte,  NC  28262-8522
------------------------------------------------------------------------------------------------------------------------------------
Central New York Community Foundation Inc.                18.93%                 C&B Equity Portfolio           Institutional
500 S. Salina St.  Ste 428                                                                                      Class Shares
Syracuse,  NY  13202-3314
------------------------------------------------------------------------------------------------------------------------------------
Ironworkers Local 397 Pension Fund                        17.61%                 C&B Equity Portfolio           Institutional
c/o Administrative Services Inc.                                                                                Class Shares
Attn:  Fund Accounting
PO Box 83900
Miami,  FL   332839000
------------------------------------------------------------------------------------------------------------------------------------
A. Cirillo,  D. Faicco, R. Samuels  &                     7.43%                  C&B Equity Portfolio           Institutional
Joseph Guerrera & David Smith TR                                                                                Class Shares
Fulton Fish Market PFA 7 DEC TR
PART Fulton Fish Market Pension 1/1/82
140 Beekman Street
New York,  NY  10038-02010
------------------------------------------------------------------------------------------------------------------------------------
S. Sanford Schlitt TOD                                    37.90%                 C&B Equity Portfolio for       Institutional
Subject to DST TOD Rules                                                           Taxable Investors            Class Shares
Patricia Schlitt PB
491 Meadow Lark Drive
Sarasota, FL  34236-1901
------------------------------------------------------------------------------------------------------------------------------------
Ann Hauptman & Cynthia Jacobs TR  FBO Gunther A.          14.20%                 C&B Equity Portfolio for     Institutional
Hauptman                                                                         Taxable Investors            Class Shares
TR 4 Briga Ln
White Plains,  NY  10605-4647
------------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                12.03%                 C&B Equity Portfolio for       Institutional
Reinvest Account                                                                   Taxable Investors            Class Shares
Attn:  Mutual Funds
101 Montgomery Street
San Francisco,  CA  94104-4122


Name and Address of Shareholder                  Percentage of Shares Owned               Fund                     Class
===================================================================================================================================
Primevest Financial Services FBO                          7.46%                  C&B Equity Portfolio for       Institutional
Glenn L Amos                                                                       Taxable Investors            Class Shares
400 First Street So suite 300
P.O. Box 283
ST. Cloud MN  56302-0283
-----------------------------------------------------------------------------------------------------------------------------------
Anne Y Stratton                                           5.97%                  C&B Equity Portfolio for       Institutional
9608 N. Juniper Circle                                                             Taxable Investors            Class Shares
Mequon, WI  53092-6216
-----------------------------------------------------------------------------------------------------------------------------------
Robert B. Arthur                                          5.42%                  C&B Equity Portfolio for       Institutional
101 Cheswold Lane, Apt. 4B                                                         Taxable Investors            Class Shares
Haverford, PA  19041-1867
-----------------------------------------------------------------------------------------------------------------------------------
Vanguard Fiduciary Trust Co.  FBO UAM Corp                76.09%                 C&B Mid Cap Equity             Institutional
Profit Sharing 401K  Plan,                                                            Portfolio                 Class Shares
Vanguard Fiduciary Trust Group Sp. Services
PO Box 2600  VM 421
Valley Forge,  PA  19482-2600
-----------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc.                                  8.10%                  C&B Mid Cap Equity             Institutional
Reinvest Account                                                                      Portfolio                 Class Shares
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
UAM Trust CO CUST                                         5.56%                  C&B Mid Cap Equity             Institutional
FBO John J. Medveckis R/O IRA                                                        Portfolio                  Class Shares
C/O Cooke & Bieler Inc.
1700 Market Street, Suite 3222
Philadelphia,  PA  19103-3912


  Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.


Investment Advisory and Other Services


INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Cooke & Bieler, Inc., a Pennsylvania corporation located at 1700 Market Street, Philadelphia, PA 19103, is the investment adviser to each of the Funds. The adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The adviser, a subsidiary of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.

Investment Advisory Agreement

  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .  Manages the investment and reinvestment of the Funds' assets;

  . Continuously reviews, supervises and administers the investment program of the Funds; and

  . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Funds.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Funds' shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, the Funds paid its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Funds paid the following in management fees to the adviser:

                                           Investment Advisory Fees       Investment Advisory Fees        Total Investment Advisory
                                                   Paid                           Waived                            Fees
===================================================================================================================================
Balanced Portfolio                              $ 39,201                         $ 39,201                            $0
      2000


     1999                                       $105,758                         $102,289                        $  3,469
------------------------------------------------------------------------------------------------------------------------------------
     1998                                       $ 70,255                         $ 67,927                        $  2,328
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio                                $303,795                         $ 35,665                        $268,130
     2000
------------------------------------------------------------------------------------------------------------------------------------
     1999                                       $677,029                            $0                           $677,029
------------------------------------------------------------------------------------------------------------------------------------
     1998                                       $966,726                            $0                           $966,726
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Equity Portfolio                        $  8,072                         $  8,072                            $0
     2000
------------------------------------------------------------------------------------------------------------------------------------
     1999                                          $0                            $  8,217                            $0
------------------------------------------------------------------------------------------------------------------------------------
     1998                                          $0                            $  3,589                            $0
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio For Taxable Investors          $ 16,158                         $ 16,158                            $0
     2000
------------------------------------------------------------------------------------------------------------------------------------
     1999                                          $0                            $ 23,723                            $0
------------------------------------------------------------------------------------------------------------------------------------
     1998                                          $0                            $ 16,532                            $0


DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for each Fund. The Funds offer their shares continuously. While UAMFDI will use its best efforts to sell shares of the Funds, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Funds.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Funds.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Company stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Company or Fund expenses.

  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.

Administration and Transfer Agency Fees

  Each Fund pays a four-part fee to UAMFSI as follows:

1.   An annual fee to UAMFSI for administrative services calculated as follows:

     .  $19,500 for the first operational class; plus

     .  $3,750 for each additional class; plus

     . A fee calculated from the aggregate net assets of each Fund at the following rates:

                                                                                                         Annual Rate
==========================================================================================================================
Balanced Portfolio                                                                                          0.063%
--------------------------------------------------------------------------------------------------------------------------
Equity Portfolio                                                                                            0.043%
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Equity Portfolio                                                                                    0.043%
--------------------------------------------------------------------------------------------------------------------------
Equity Portfolio for Taxable Investors                                                                      0.043%

2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

     .  Not more than $35,000 for the first operational class; plus

     .  $5,000 for each additional operational class; plus

     . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

     .  $10,500 for the first operational class; and

     .  $10,500 for each additional class.

4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

     .   $7,500 for the first operational class; and

     .   $2,500 for each additional class.

  For the last three fiscal years the Funds paid the following in administration and sub-administration fees:


                                                Administrator's Fee    Sub-Administrator's Fee    Total Administrative Fee
====================================================================================================================================
Balanced Portfolio
  2000                                                $22,194                 $ 37,471                  $ 83,589
------------------------------------------------------------------------------------------------------------------------------------
  1999                                                $18,964                 $ 58,849                  $ 77,813
------------------------------------------------------------------------------------------------------------------------------------
  1998                                                $16,107                 $ 79,810                  $ 95,917
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
  2000                                                $39,132                 $ 50,070                  $118,159
------------------------------------------------------------------------------------------------------------------------------------
  1999                                                $54,969                 $ 94,088                  $149,057
------------------------------------------------------------------------------------------------------------------------------------
  1998                                                $31,273                 $145,022                  $176,295
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Equity Portfolio
  2000                                                $18,831                 $ 35,409                  $ 77,235
------------------------------------------------------------------------------------------------------------------------------------
  1999                                                $ 8,500                 $ 40,291                  $ 48,791
------------------------------------------------------------------------------------------------------------------------------------
  1998                                                $ 1,690                 $ 23,821                  $ 25,511
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio For Taxable Investors
  2000                                                $17,737                 $ 36,086                  $ 77,340
------------------------------------------------------------------------------------------------------------------------------------
  1999                                                $ 6,592                 $ 57,574                  $ 64,166
------------------------------------------------------------------------------------------------------------------------------------
  1998                                                $ 3,684                 $ 61,533                  $ 65,217

CUSTODIAN
--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Funds' assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

  The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account including securities that may be purchased or held by the Fund.


Brokerage Allocation and Other Practices


SELECTION OF BROKERS
--------------------------------------------------------------------------------

  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

  During the fiscal year ended October 31, 2000, the adviser directed $1,613,652, $7,400, $13,599 and $98,160 of the Equity Portfolio's, Equity
  Portfolio for Taxable Investor's, Mid Cap Equity Portfolio's and Balanced Portfolio's brokerage transactions in exchange for certain research services. Commissions paid on those transactions were $79,932, $370, $679 and $4,908 for the Equity Portfolio's, Equity Portfolio for Taxable Investor's, Mid Cap Equity Portfolio's and Balanced Portfolio's brokerage. As of October 31, 2000, the Funds did not hold any securities of its regular brokers or dealers, as that term is defined in the 1940 Act.

  When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Funds may place trades with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the Funds paid the following in brokerage commissions:

                                             Brokerage Commissions
  =======================================================================
  Balanced Portfolio
         2000                                       $12,708
  -----------------------------------------------------------------------
         1999                                       $13,851
  -----------------------------------------------------------------------
         1998                                       $14,854

  Equity Portfolio
        2000                                           $117,429
  ----------------------------------------------------------------------
        1999                                           $201,243
  ----------------------------------------------------------------------
        1998                                           $144,662
  ----------------------------------------------------------------------
  Mid Cap Equity Portfolio
        2000                                           $  5,916
  ----------------------------------------------------------------------
        1999                                           $  4,754
  ----------------------------------------------------------------------
        1998                                           $  2,184
  ----------------------------------------------------------------------
  Equity Portfolio For Taxable Investors
        2000                                           $  2,474
  ----------------------------------------------------------------------
        1999                                           $  2,287
  ----------------------------------------------------------------------
        1998                                           $  5,124

  Brokerage commission levels have varied due to changing asset levels and redemption volumes.

Capital Stock and Other Securities

The Company

  The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Fund is non-diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

  The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's governing board.

  If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes represent interests in the same assets of a Fund and are identical except as discussed below:

  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .  Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .  Net income;

  .  Dividends; and

  .  NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the Funds at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.

  Each Fund send account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

  A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. A Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  As of October 31, 2000, the Funds had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of a Fund is equal to its NAV. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How a Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases

  At its discretion, the Company may permit shareholders to purchase shares of Funds the with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of a Fund at the NAV of the Fund determined as of the same time.

  The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the Funds;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  The Company requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.

  The Funds will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

  The Company may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the Funds to another person by making a written request to the Funds. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

  The Funds measure their performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  Each Fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P    =  a hypothetical initial payment of $1,000

     T    =  average annual total return

     n    =  number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Set forth in the table below are the Funds' average annual returns for the one-year period and the five-year period ended October 31, 2000 and the shorter of the ten-year period ended October 31, 2000 or the period from a Fund's inception date through October 31, 2000.

                                                                  Shorter of 10 Years   30- Day
                                          One Year   Five Years    or Since Inception    Yield    Inception Date
  ==================================================================================================================
  Balanced Portfolio                        8.56%      10.91%            11.91%          2.89%       12/29/89
  ------------------------------------------------------------------------------------------------------------------
  Equity Portfolio                         10.89%      15.16%           -15.21           1.14%        5/15/90
  ------------------------------------------------------------------------------------------------------------------
  Mid Cap Equity Portfolio                 33.78%                        11.14%          0.76%        2/18/98
  ------------------------------------------------------------------------------------------------------------------
  Equity Portfolio for Taxable
  Investors                                20.32%                        13.42%          0.89%        2/12/97

YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or Funds may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

  .  that the indices and averages are generally unmanaged; and

  . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the Funds' October 31, 2000 Annual
  Report:

  .  Financial statements for the fiscal year ended October 31, 2000.

  .  Financial highlights for the respective periods presented.

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Reports are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means an investment adviser of the Funds.

  Board Member refers to a single member of the Company's Board.

  Board refers to the Company's Board of Directors as a group.

  Company refers to UAM Funds, Inc.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

  Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

  Governing Board, see Board.

  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+) or  Moody's applies numerical modifiers 1, 2, and 3 in each
     minus (-)    rating classifications "aa" through "bb" The modifier 1
                  indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...)   (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.
                  These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                 .  Leading market positions in well-established industries.

                 .  High rates of return on funds employed.

                 . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                 . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                 . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime  Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.


  BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated 'C' is Currently Highly Vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



    FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

  Investment Grade

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                 Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D         Default. Denotes actual or imminent payment default.

  Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  Fitch uses the same ratings for municipal securities as described above for Institutional Short-Term Credit Ratings.

Comparative Benchmarks



  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.


  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.


  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.


  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------


  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                UAM Funds, Inc.
                                 PO Box 219081
                            Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)


                              The DSI Portfolios

                      DSI Limited Maturity Bond Portfolio
                          DSI Money Market Portfolio

                          Institutional Class Shares



                      Statement of Additional Information
                                 March 1, 2001


  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated March 1, 2001, as supplemented from time to time. You may obtain the Funds' prospectus by contacting the UAM Funds at the address listed above.

  The audited financial statements of the Funds and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments.........................  1
 Borrowing...................................................  1
 Debt Securities.............................................  1
 Derivatives.................................................  7
 Foreign Securities.......................................... 15
 Investment Companies........................................ 21
 Repurchase Agreements....................................... 21
 Restricted Securities....................................... 21
 Securities Lending.......................................... 22
 Short Sales................................................. 22
 When Issued Transactions.................................... 23
Investment Policies of the Funds............................. 23
 Fundamental Policies........................................ 24
 Non-Fundamental Policies.................................... 24
Management of the Company.................................... 25
 Board Members............................................... 25
 Officers.................................................... 26
Principal Shareholders....................................... 27
Investment Advisory and Other Services....................... 28
 Investment Adviser.......................................... 28
 Distributor................................................. 30
 Shareholder Servicing Arrangements.......................... 30
 Administrative Services..................................... 31
 Custodian................................................... 32
 Independent Accountants..................................... 32
 Code of Ethics.............................................. 32
Brokerage Allocation and Other Practices..................... 33
 Selection of Brokers........................................ 33
 Simultaneous Transactions................................... 33
 Brokerage Commissions....................................... 33
Capital Stock and Other Securities........................... 34
Purchase, Redemption and Pricing of Shares................... 36
 Net Asset Value Per Share................................... 36
 Purchase of Shares.......................................... 37
 Redemption of Shares........................................ 37
 Exchange Privilege.......................................... 39
 Transfer Of Shares.......................................... 39
Performance Calculations..................................... 39
 Total Return................................................ 40
 Yield....................................................... 40
 Comparisons................................................. 41
Financial Statements......................................... 41
Glossary..................................................... 42
Bond Ratings................................................. 42
 Moody's Investors Service, Inc.............................. 42
 Standard & Poor's Ratings Services.......................... 45
 Fitch Ratings............................................... 47
Comparative Benchmarks....................................... 48

Description of Permitted Investments

  As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to their principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless they expect such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds".

BORROWING
--------------------------------------------------------------------------------

  Each Fund may not borrow money, except if permitted by its fundamental investment policies:

  . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed);

  . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

  . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

  . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

  Borrowing is a form of leverage, which may magnify a Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Funds will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.
  The Funds will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing.

  FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Funds will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The DSI Limited Maturity Bond Portfolio may invest in securities of any rating. The DSI Money Market Portfolio invests in securities rated in one of the two highest short-term rating categories.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the
  premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

 . A call option on the same security or index with the same or lesser exercise price;

 . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

 . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

 . In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Funds may cover the put option by:

 .  Entering into a short position in the underlying security;

 . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

 . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

 .  Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

Combined Positions

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

 . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

 . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

 .  Do not require an initial margin deposit.

 . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Funds' accrued obligations under the agreement.

Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

  Correlation of Prices

  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able to realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;
  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

  A synthetic convertible security is a combination investment in which a Fund purchases both (I) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Foreign Securities

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States
  companies.   The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as

  .  opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.


  Foreign markets may offer less protection to investors than U.S. markets:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes


  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.


  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Funds also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Funds expect the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .    How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------


  A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of its respective total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

  .    For cash management purposes;

  .    Consistent with the Funds' investment policies and restrictions; and

  . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM DSI Money Market Portfolio.

  A Fund will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.


  When a Fund enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------


  A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the
       U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .    It must be able to terminate the loan at any time;


  . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

  .    It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .    Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .    Take advantage of an anticipated decline in prices.

  .    Protect a profit in a security it already owns.


  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Funds

  The Funds will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------


  The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. A Fund will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.


  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.


  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.


  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and
       (3) that a Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.


  . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. A Fund may:

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .    invest in the securities of foreign issuers.

  . notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.


  . invest in illiquid and restricted securities to the extent permitted by applicable law. The Funds intend to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  . purchase shares of other investment companies to the extent permitted by applicable law. The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  .    write covered call options and may buy and sell put and call options.

  .    enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .    sell securities short and engage in short sales "against the box."

  .    enter into swap transactions.

Management of the Company


  The Board manages the business of the Company. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .    A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .    $1,500 for each private meeting of the Board;

  .    $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.


  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                   Aggregate      Total Compensation
                                                                                               Compensation from    From UAM Funds
  Name, Address, Date of                                                                         Company as of      Complex as of
  Birth                    Principal Occupations During the Past 5 years                           10/31/00            10/31/00
====================================================================================================================================
  John T. Bennett, Jr.     Mr. Bennett is President of Squam Investment Management Company,          $31,540           $45,700
  RR2 Box 700              Inc. and Great Island Investment Company, Inc. (investment
  Center Harbor, NH 03226  management). From 1988 to 1993, Mr. Bennett was President of
  1/26/29                  Bennett Management Company.  Mr. Bennett serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  Nancy J. Dunn            Ms. Dunn has been Financial Officer of World Wildlife Fund                $31,540           $45,700
  1250 24th St., NW        (nonprofit), since January 1999.  From 1991 to 1999, Ms. Dunn was
  Washington, DC 20037     Vice President for Finance and Administration and Treasurer of
  8/14/51                  Radcliffe College (Education).  Ms. Dunn serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  William A. Humenuk       Mr. Humenuk has been Senior Vice President Administration,                $31,540           $45,700
  10401 N. Meridian St     General Counsel and Secretary of Lone Star Industries Inc.
  Suite 400                (cement and ready-mix concrete) since March 2000.  From June 1998
  Indianapolis, IN 46290   to March 2000 he was Executive Vice President and Chief
  4/21/42                  Administrative Officer of Philip Services Corp. (ferrous scrap processing, brokerage and industrial outsourcing services).  Mr.
                           Humenuk was a Partner in the Philadelphia office of the law firm
                           Dechert Price & Rhoads from July 1976 to June 1998.  He was also formerly a Director of Hofler Corp. (manufacturer of gear
                           grinding machines).  Mr. Humenuk serves on the Board of each
                           Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  Philip D. English        Mr. English is President and Chief Executive Officer of                   $31,540           $45,700
  16 West Madison Street   Broventure Company, Inc., a company engaged in the investment
  Baltimore, MD 21201      management business.  He is also Chairman of the Board of Chektec
  8/5/48                   Corporation (Drugs) and Cyber Scientific, Inc. (computer mouse company).  Mr. English serves on the Board of each Company in the
                           UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  James F. Orr III*        President, Chief Executive Officer and Director of UAM since May          $     0           $     0
  One International Place  2000; Chairman and Chief Executive Officer of UNUM Corporation
  Boston, MA  02110        (Insurance) from 1988 to 1999; Trustee of Bates College and the
  3/5/43                   Committee for Economic Development; Chairman-elect of the Board of Trustees of the Rockefeller Foundation; Member of The Business
                           Roundtable, the Harvard Center for Society, and the Health
                           Advisory Council at the Harvard School of Public Health; Director
                           of the Nashua Corporation and the National Alliance of Business.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                                     Aggregate        Aggregate
                                                                                                   Compensation      Compensation
                                                                                                   From the Fund     From the Fund
  Name, Address, Date of    Position                                                                  as of          Complex as of
  Birth                     with Fund      Principal Occupations During the Past 5 years          October 31, 2000  October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
  James F. Orr III*         Board Member   President, Chief Executive Officer and Director of            $0                $
  One International Place   President      UAM since May 2000; Chairman and Chief Executive
  Boston, MA  02110                        Officer of UNUM Corporation (Insurance) from 1988 to
  3/5/43                                   1999; Trustee of Bates College and the Committee for
                                           Economic Development; Chairman-elect of the Board of
                                           Trustees of the Rockefeller Foundation; Member of The
                                           Business Roundtable, the Harvard Center for Society,
                                           and the Health Advisory Council at the Harvard School
                                           of Public Health; Director of the Nashua Corporation
                                           and the National Alliance of Business.
------------------------------------------------------------------------------------------------------------------------------------
  Linda T. Gibson           Secretary      General Counsel and Managing Director of UAM                  $0                $0
  211 Congress Street                      Investment Services, Inc. (financial services);
  Boston, MA  02110                        Senior Vice President and General Counsel of UAMFSI
  7/31/65                                  (financial services) and UAMFDI (broker-dealer) since
                                           April 2000; Senior Vice President and Secretary of
                                           Signature Financial Group, Inc. (financial services)
                                           and affiliated broker-dealers from 1991 to 2000;
                                           Director and Secretary of Signature Financial Group
                                           Europe, Ltd. (financial services) from 1995 to 2000;
                                           Secretary of the Citigroup Family of Mutual Funds
                                           (mutual funds) from 1996 to 2000; Secretary of the 59
                                           Wall Street Family of Mutual Funds (mutual funds)
                                           from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
  Gary L. French            Treasurer      President of UAMFSI and UAMFDI; Treasurer of the              $0                $0
  211 Congress Street                      Fidelity Group of Mutual Funds from 1991 to 1995;
  Boston, MA 02110                         held various other offices with Fidelity Investments
  7/4/51                                   from November 1990 to March 1995.
------------------------------------------------------------------------------------------------------------------------------------
  Theresa DelVecchio        Assistant      Secretary of UAMFSI (financial services) since                $0                $0
  211 Congress Street       Secretary      February 1998; Secretary and Compliance Officer of
  Boston, MA  02110                        UAMFDI (broker-dealer) since February 2000; Assistant
  12/23/63                                 Vice President of Scudder Kemper Investments
                                           (financial services) from May 1992 to February 1998.
------------------------------------------------------------------------------------------------------------------------------------
  Robert J. DellaCroce      Assistant      Director, Mutual Fund Operations - SEI Investments;           $0                $0
  SEI Investments           Treasurer      Senior Manager at Arthur Andersen prior to 1994.
  One Freedom Valley Rd.
  Oaks, PA  19456
  12/17/63

Principal Shareholders

  As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

  Name and Address of Shareholder                       Percentage of Shares Owned           Fund                Class
===========================================================================================================================
  Jupiter & CO                                                      64.64%                DSI Limited        Institutional
  c/o Investors Bank & Trust CO                                                          Maturity Bond       Class Shares
  PO Box 9130                                                                              Portfolio
  Boston, MA 02117-9130
---------------------------------------------------------------------------------------------------------------------------
  Hometown Trust LLP                                                11.56%%               DSI Limited        Institutional
  364 Railroad Street                                                                    Maturity Bond       Class Shares
  PO Box 219                                                                               Portfolio
  St. Johnsbury, VT 058198-0219

  Name and Address of Shareholder                       Percentage of Shares Owned           Fund                Class
===========================================================================================================================
  UAM Trust Co. Cust                                                 7.29%                DSI Limited        Institutional
  IRA A/C Marshall Matorin                                                               Maturity Bond       Class Shares
  20 Buff Cir                                                                              Portfolio
  Newtown, MA 02459-2914
---------------------------------------------------------------------------------------------------------------------------
  Fleet National Bank                                                5.98%                DSI Limited        Institutional
  FBO ST Martin's Parish                                                                 Maturity Bond       Class Shares
  PO Box 92800                                                                             Portfolio
  Rochester, NY 14692-8900
---------------------------------------------------------------------------------------------------------------------------
  Saturn & CO                                                       53.48%                  DSI Money        Institutional
  c/o Investors Bank and Trust                                                           Market Portfolio    Class Shares
  PO Box 9130 FPG90
  Boston, MA 02117-9130
---------------------------------------------------------------------------------------------------------------------------
  UMBSC & Co                                                        11.32%                  DSI Money        Institutional
  FBO Interstate Brands Conservative Growth                                              Market Portfolio    Class Shares
  PO Box 419175
  Kansas City, MO 64141-6175
---------------------------------------------------------------------------------------------------------------------------
  South Alaska Defined Contribution Pension Plan                     6.33%                  DSI Money        Institutional
  Attn: Royce R. Rock                                                                    Market Portfolio    Class Shares
  PO Box 241266
  Anchorage, AK 99524-1266
---------------------------------------------------------------------------------------------------------------------------
  C.N.A. Trust Corporation TR                                        5.14%                  DSI Money        Institutional
  FBO Cardiovascular & Chest                                                             Market Portfolio    Class Shares
  Surgical Associates MPP
  PO Box 5024
  Costa Mesa, CA 92628-5024

  Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------
  Dewey Square Investors Corporation, located at One Financial Center, Boston, Massachusetts 02111, is the investment adviser to the portfolios. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1984.

  The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.


  On November 20, 2000, the Board was informed that Dewey Square Investors Corporation has entered into an agreement with Dwight, also a subsidiary of UAM, whereby DSI will be merged into Dwight (the "Dwight Transaction"). As part of the Dwight Transaction, the three most senior fixed income professionals from DSI will join the Dwight fixed income management team. As a result, the Board approved a change in adviser for the DSI Limited Maturity Bond Portfolio and

  DSI Money Market Portfolio from DSI to Dwight. Dwight is located at 100 Bank Street, Suite 800, Burlington, VT 05401. The Directors have called a shareholders' meeting to seek shareholder approval of a new investment advisory agreement with Dwight. The change in adviser is not expected to result in any change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the portfolios.

  Dwight was founded in 1984 by John K. Dwight and joined UAM in 1994. Dwight specializes in the management of stable value portfolios for defined contribution plans. Dwight has over $14 billion in assets under management and 41 employees.

Fund Management

  Teams of the adviser's investment professionals are primarily responsible for the day-to-day management of the Funds. Listed below are the members of each of those teams and a brief description of their business experience.

  Name & Title                 Experience
====================================================================================================================================
  Frederick C. Meltzer, PHD    Mr. Meltzer joined the adviser in 1995. Prior to that he was Managing Director of Fixed Income at
  Senior Portfolio Manager,    World Asset Management.  Previously, he held positions as Senior Manager of Fixed Income at PanAgora
  Fixed-Income                 Asset Management and Senior Fixed Income Portfolio Manager at The Boston Company. He has also held positions as Director of Research for the Farm Credit Banks Funding Corporation, Fixed Income
                               Strategist at Chase Investors, and a staff economist at the Federal Reserve Bank of New York. He has
                               24 years of investment experience. Mr. Meltzer holds a MA in Economics from John Hopkins University and a Ph.D. in Economics from the University of Virginia.
------------------------------------------------------------------------------------------------------------------------------------
  David J. Thompson, CFA       Mr. Thompson joined the Adviser in 1997.  He was promoted to Senior Portfolio Manager in May 1998.
  Senior Portfolio Manager,    Prior to joining Dewey Square, Mr. Thompson was a member of Lord Abbett & Company's High Grade Fixed
  Fixed-Income                 Income Department. In his role as a Fixed Income Manager, Mr. Thompson was responsible for managing
                               $800 million of assets for a variety of institutional clients, including a 2a-7 money market mutual fund. Earlier in his career, David spent three years at Brown Brothers Harriman & Company as an
                               Assistant Portfolio Manager in the Global Fixed Income Department. Mr. Thompson has eight years of investment experience. He earned a BS degree in finance and economics from Manhattan College. Mr.
                               Thompson earned his CFA in 1995.

Investment Advisory Agreement

  This section summarizes some of the important provisions of the Investment Advisory Agreements. The Company has filed each agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  Each adviser:

  .    Manages the investment and reinvestment of the Funds' assets;

  . Continuously reviews, supervises and administers the investment program of the Funds; and

  . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:


  . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Funds.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Funds' shareholders vote to do so or a majority of Board Members vote to do so; and

  .    It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees


For its services, each Fund pays its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Funds paid the following in management fees to the adviser.

                                                                          Investment Advisory Fees
                                           Investment Advisory Fees Paid            Waived           Total Investment Advisory Fees
  ----------------------------------------------------------------------------------------------------------------------------------
  Limited Maturity Bond Portfolio
                2000                                   $ 77,195                     $      0                       $ 77,195
  ----------------------------------------------------------------------------------------------------------------------------------
                1999                                   $132,944                     $      0                       $132,944
  ----------------------------------------------------------------------------------------------------------------------------------
                1998                                   $155,198                     $      0                       $155,198
  ----------------------------------------------------------------------------------------------------------------------------------
  Money Market Portfolio
                2000                                   $187,739                     $229,809                       $417,548
  ----------------------------------------------------------------------------------------------------------------------------------
                1999                                   $466,029                     $256,316                       $209,713
  ----------------------------------------------------------------------------------------------------------------------------------
                1998                                   $273,545                     $336,812                       $610.357

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for each Fund. Each Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Funds, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Funds.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

  .    Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .    SEC fees and state Blue-Sky fees.

  .    EDGAR filing fees.

  .    Processing services and related fees.

  .    Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .    Insurance premiums including fidelity bond premiums.

  .    Outside legal expenses.

  .    Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Funds.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .    Cost and expenses of Company stationery and forms.

  .    Costs of special telephone and data lines and devices.

  .    Trade association dues and expenses.

  .    Any extraordinary expenses and other customary Company or Fund expenses.

  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.

Administration and Transfer Agency Fees


  Each Fund pays a four-part fee to UAMFSI as follows:

     1. An annual fee to UAMFSI for administrative services calculated as follows:

          .    $19,500 for the first operational class; plus

          .    $3,750 for each additional class; plus

          . A fee calculated from the aggregate net assets of each Fund at the following rates:


                                                                 Annual Rate
               =================================================================
               Limited Maturity Bond Portfolio                      0.043%
               -----------------------------------------------------------------
               Money Market Portfolio                               0.023%

     2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

          .    Not more than $35,000 for the first operational class; plus

          .    $5,000 for each additional operational class; plus

          . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

     3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

          .    $10,500 for the first operational class; and

          .    $10,500 for each additional class.

     4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

          .    $7,500 for the first operational class; and


          .    $2,500 for each additional class.

For the last three fiscal years the Funds paid the following in administration and sub-administration fees:

                                                   Administrator's Fee     Sub-Administrator's Fee  Total Administrative Fee
     =========================================================================================================================
     Limited Maturity Bond Portfolio
          2000                                           $ 26,825                  $ 41,071                  $ 91,853
     -------------------------------------------------------------------------------------------------------------------------
          1999                                           $ 31,888                  $ 63,875                  $ 95,763
     -------------------------------------------------------------------------------------------------------------------------
          1998                                           $103,048                  $ 86,420                  $189,468
     -------------------------------------------------------------------------------------------------------------------------
     Money Market Portfolio
          2000                                           $ 43,441                  $ 66,594                  $143,829
     -------------------------------------------------------------------------------------------------------------------------
          1999                                           $ 38,984                  $ 98,098                  $137,082
     -------------------------------------------------------------------------------------------------------------------------
          1998                                           $175,739                  $140,251                  $315,990

CUSTODIAN
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.


CODE OF ETHICS
--------------------------------------------------------------------------------

     The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account, including securities that may be purchased or held by the Funds.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

     During the fiscal year ended October 31, 2000, the adviser had no directed brokerage transactions. As of October 31, 2000, the Funds did not hold any securities of its regular brokers or dealers, as that term is defined in the 1940 Act.

     When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Funds may place trades with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

     The adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------


Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the funds paid the following in brokerage commissions:

                                                  Brokerage Commissions
     ===========================================================================
     Limited Maturity Bond Portfolio
          2000                                            $1,008
     -----------------------------------------------------------------
          1999                                            $    0
     -----------------------------------------------------------------
          1998                                            $1,929
     -----------------------------------------------------------------
     Money Market Portfolio
          2000                                            $    0
     -----------------------------------------------------------------
          1999                                            $    0
     -----------------------------------------------------------------
          1998                                            $    0


Capital Stock and Other Securities

The Company


     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company which consists of diversified and non-diversified funds. The Funds, as discussed in this SAI, are diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

     The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Funds Complex, also offer Advisor Shares. The three classes represent interests in the same assets of a Fund and are identical, except as discussed below:

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .    Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .    Net income;

     .    Dividends; and


     .    NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .    Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the Funds at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.


     Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

     A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     As of October 31, 2000, the Funds had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a Fund is equal to the NAV. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How a Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities


     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.


     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases


     At its discretion, the Company may permit shareholders to purchase shares of Funds the with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How A Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Funds at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the Funds;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.


     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .    On all stock certificates tendered for redemption.


     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.

     The Funds will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    when the NYSE and custodian bank are closed;

     .    when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the Funds to another person by making a written request to the Funds. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

     The Funds measure their performance by calculating yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     Each Fund calculates these figures according to the following formula:


          P (1 + T)/n/ = ERV

          Where:

          P    =   a hypothetical initial payment of $1,000

          T    =   average annual total return

          n    =   number of years

          ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Funds' average annual returns for the one-year period, five-year period and ten-year period ended October 31, 2000 and the shorter of the ten-year period ended October 31, 2000.


                                        One Year     Five Years     10 Years
     =========================================================================
     Limited Maturity Bond Portfolio     5.41%         4.74%         6.02%
     ---------------------------------------------------------------------------
     Money Market Portfolio              5.95%         5.32%         4.77%


YIELD
--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

          Yield = 2[((a-b)/(cd)+1)/6/-1]

          Where:

          a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

          d = the maximum offering price per share on the last day of the period.

     The current 30-day yield for the DSI Limited Maturity Bond Portfolio for the period ended October 31, 2000 was 5.99%.

     The current yield of the DSI Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Fund by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     The current and effective yield calculations for the DSI Money Market Portfolio for the 7-day base period ended October 31, 2000 are 6.12% and 6.29%, respectively.

COMPARISONS
--------------------------------------------------------------------------------

     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Funds may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .    that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

     The following documents are included in the Funds'  October 31, 2000 Annual
     Report:

     .    Financial statements for the fiscal year ended October 31, 2000.

     .    Financial highlights for the respective periods presented.

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Reports are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Funds.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

     Company refers to UAM Funds, Inc.

     Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

     NAV is the net asset value per share of a Fund.



     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Funds' sub-administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Funds' distributor.

     UAMFSI is UAM Fund Services, Inc., the Funds' administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Funds' sub-shareholder-servicing agent.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or         Moody's applies numerical modifiers 1, 2, and 3 in each
minus (-)           rating classifications "aa" through "bb".  The modifier 1
                    indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Debt Ratings - Taxable Debt & Deposits Globally

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con. (...)        (This rating applies only to U.S. Tax-Exempt Municipals)
                    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                        . Leading market positions in well-established industries.

                        .  High rates of return on funds employed.

                        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated "B" s less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated "B" is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings


  Investment Grade

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


  Speculative Grade

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D                 Default.  Denotes actual or imminent payment default.

  Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  Fitch uses the same ratings for municipal securities as described above for Institutional Short-Term Credit Ratings.

Comparative Benchmarks

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are: 1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                UAM Funds, Inc.
                                 PO Box 219081
                            Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)


                          FMA Small Company Portfolio

                          Institutional Class Shares


                      Statement of Additional Information
                                 March 1, 2001


  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated March 1, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

  The audited financial statements of the Funds and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments........................................  1
 Borrowing..................................................................  1
 Debt Securities............................................................  1
 Derivatives................................................................  7
 Equity Securities.......................................................... 15
 Foreign Securities......................................................... 18
 Investment Companies....................................................... 21
 Repurchase Agreements...................................................... 22
 Restricted Securities...................................................... 22
 Securities Lending......................................................... 22
 Short Sales................................................................ 23
 When Issued Transactions................................................... 24
Investment Policies of the Fund............................................. 24
 Fundamental Policies....................................................... 24
 Non-Fundamental Policies................................................... 25
Management of the Company................................................... 26
 Board Members.............................................................. 26
 Officers................................................................... 27
Principal Shareholders...................................................... 28
Investment Advisory and Other Services...................................... 29
 Investment Adviser......................................................... 29
 Distributor................................................................ 31
 Shareholder Servicing Arrangements......................................... 31
 Administrative Services.................................................... 31
 Custodian.................................................................. 33
 Independent Accountants.................................................... 33
 Code of Ethics............................................................. 33
Brokerage Allocation and Other Practices.................................... 33
 Selection of Brokers....................................................... 33
 Simultaneous Transactions.................................................. 34
 Brokerage Commissions...................................................... 34
Capital Stock and Other Securities.......................................... 34
Purchase, Redemption and Pricing of Shares.................................. 36
 Net Asset Value Per Share.................................................. 36
 Purchase of Shares......................................................... 37
 Redemption of Shares....................................................... 38
 Exchange Privilege......................................................... 39
 Transfer Of Shares......................................................... 40
Performance Calculations.................................................... 40
 Total Return............................................................... 40
 Yield...................................................................... 41
 Comparisons................................................................ 41
Financial Statements........................................................ 41
Glossary.................................................................... 42
Bond Ratings................................................................ 43
 Moody's Investors Service, Inc............................................. 43
 Standard & Poor's Ratings Services......................................... 45
 Fitch Ratings.............................................................. 47
Comparative Benchmarks...................................................... 48

Description of Permitted Investments

  As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."

BORROWING
--------------------------------------------------------------------------------
  The Fund may not borrow money, except if permitted by its fundamental investment policies:

  . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed);

  . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

  . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

  . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

  Borrowing is a form of leverage, which may magnify a Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------
  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing.

  FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Fund will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of
  a debt security.   Future interest payments and principal payments are
  discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------
  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.


  Selling (Writing) Put and Call Options

  When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the
  premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

 . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

 . In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by:

 .  Entering into a short position in the underlying security;

 . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

 . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

 .  Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

 . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

 . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

 .  Do not require an initial margin deposit.

 . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of
  securities without actually purchasing those stocks.   Equity index swaps
  involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

  Correlation of Prices

  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able to realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.


  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

  A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

  Initial Public Offerings ("IPO")

  A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

  A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States
  companies.   The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign markets may offer less protection to investors than U.S. markets:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

 . restrictions on transferring securities within the United States or to U.S.
  persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Fund also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Fund expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invest. A Fund may invest up to 10% of it's respective total assets in the securities of other investment companies, but may not invest more than 5% of it's total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the Fund's investment policies and restrictions; and

  . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

  A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

  When a Fund enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Fund

  The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. this restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

  . not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed),
     (2)the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

          Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . purchase shares of other investment companies to the extent permitted by applicable law The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

     The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.

Management of the Company

  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.

  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                             Aggregate           Total Compensation
                                                                                             Compensation from   From UAM Funds
Name, Address, Date of                                                                       Company as of       Complex as of
Birth                            Principal Occupations During the Past 5 years               10/31/00            10/31/00
====================================================================================================================================
John T. Bennett, Jr.             Mr. Bennett is President of Squam Investment Management           $31,540              $45,700
RR2 Box 700                      Company, INC.  and Great Island Investment Company, Inc.
Center Harbor, NH 03226          (investment management). From 1988 to 1993, Mr. Bennett
1/26/29                          was President of Bennett Management Company.  Mr. Bennett
                                 serves on the Board of each Company in the UAM Funds
                                 Complex.
------------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                    Ms. Dunn has been Financial Officer of World Wildlife Fund        $31,540              $45,700
1250 24th St., NW                (nonprofit), since January 1999.  From 1991 to 1999, Ms. Dunn
Washington, DC  20037            was Vice President for Finance and Administration and
8/14/51                          Treasurer of Radcliffe College (Education).  Ms. Dunn serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk               Mr. Humenuk has been Senior Vice President Administration,        $31,540              $45,700
10401 N. Meridian St             General Counsel and Secretary of Lone Star Industries Inc.
Suite 400                        (cement and ready-mix concrete) since March 2000.  From June
Indianapolis, IN 46290           1998 to March 2000 he was Executive Vice President and Chief
4/21/42                          Administrative Officer of Philip Services Corp. (ferrous scrap processing, brokerage and industrial outsourcing services).  Mr.
                                 Humenuk was a Partner in the Philadelphia office of the law firm Dechert Price & Rhoads from July 1976 to June 1998.  He was also formerly a Director of Hofler Corp. (manufacturer of gear grinding machines).  Mr. Humenuk serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English                Mr. English is President and Chief Executive Officer of           $31,540              $45,700
16 West Madison Street           Broventure Company, Inc., a company engaged in the
Baltimore, MD 21201              investment management business.  He is also Chairman of the
8/5/48                           Board of Chektec Corporation (Drugs) and Cyber Scientific, Inc.
                                 (computer mouse company).  Mr. English serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
James F. Orr III*                President, Chief Executive Officer and Director of UAM since      $     0              $     0
One International Place          May 2000; Chairman and Chief Executive Officer of UNUM
Boston, MA  02110                Corporation (Insurance) from 1988 to 1999; Trustee of Bates
3/5/43                           College and the Committee for Economic Development;
                                 Chairman-elect of the Board of Trustees of the Rockefeller
                                 Foundation; Member of The Business Roundtable, the Harvard
                                 Center for Society, and the Health Advisory Council at the
                                 Harvard School of Public Health; Director of the Nashua
                                 Corporation and the National Alliance of Business.
-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                                                      Aggregate
                                                                                                Aggregate        Total Compensation
                           Position                                                         Compensation from     Compensation From
Name, Address, Date of     with                                                              the Fund as of      the Fund Complex as
Birth                      Fund          Principal Occupations During the Past 5 years      October 31, 2000     of October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
James F. Orr III*          Board         President, Chief Executive Officer and Director of        $0                    $0
One International Place    Member        UAM since May 2000; Chairman and Chief
Boston, MA 02110           President     Executive Officer of UNUM Corporation
3/5/43                                   (Insurance) from 1988 to 1999; Trustee of Bates
                                         College and the Committee for Economic
                                         Development; Chairman-elect of the Board of
                                         Trustees of the Rockefeller Foundation; Member of
                                         The Business Roundtable, the Harvard Center for
                                         Society, and the Health Advisory Council at the
                                         Harvard School of Public Health; Director of the
                                         Nashua Corporation and the National Alliance of
                                         Business.
 -----------------------------------------------------------------------------------------------------------------------------------
Linda T. Gibson            Secretary     General Counsel and Managing Director of UAM              $0                    $0
211 Congress Street                      Investment Services, Inc. (financial services);
Boston, MA 02110                         Senior Vice President and General Counsel of UAMFSI
7/31/65                                  (financial services) and UAMFDI (broker-dealer) since
                                         April 2000; Senior Vice President and Secretary of
                                         Signature Financial Group, Inc. (financial services)
                                         and affiliated broker-dealers from 1991 to 2000;
                                         Director and Secretary of Signature Financial Group
                                         Europe, Ltd. (financial services) from 1995 to 2000;
                                         Secretary of the Citigroup Family of Mutual Funds
                                         (mutual funds) from 1996 to 2000; Secretary of the 59
                                         Wall Street Family of Mutual Funds (mutual funds)
                                         from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Gary L. French             Treasurer     President of UAMFSI and UAMFDI; Treasurer of the          $0                    $0
211 Congress Street                      Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                         held various other offices with Fidelity Investments
7/4/51                                   from November 1990 to March 1995.
------------------------------------------------------------------------------------------------------------------------------------
Theresa DelVecchio         Assistant     Secretary of UAMFSI (financial services) since            $0                    $0
211 Congress Street        Secretary     February 1998; Secretary and Compliance Officer of
Boston, MA 02110                         UAMFDI (broker-dealer) since February 2000; Assistant
12/23/63                                 Vice President of Scudder Kemper Investments
                                         (financial services) from May 1992 to February 1998.
------------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce       Assistant     Director, Mutual Fund Operations - SEI Investments;       $0                    $0
SEI Investments            Treasurer     Senior Manager at Arthur Andersen prior to 1994.
One Freedom Valley Rd.
Oaks, PA 19456
12/17/63

Principal Shareholders

  As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

Name and Address of Shareholder                    Percentage of Shares Owned
================================================================================
Fidelity Invest Inst Operations Co Inc.                     33.35%
For Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                  17.93%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

   Name and Address of Shareholder                Percentage of Shares Owned
  ============================================================================
   Dingle & Co.                                            5.35%
   C/O Comerica Bank
   Attn:  Mutual Funds
   P.O. Box 75000
   Detroit, MI 48275-0001

  Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of December 15, 2000, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Fiduciary Management Associates Inc., an Illinois corporation located at 55 Monroe Street, Suite 2550, Chicago, Illinois 60603, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, an subsidiary of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Funds of the UAM Funds Complex.

Fund Management

  A team of investment professionals is primarily responsible for the day-to-day management of the Fund. Listed below are the investment professionals of the adviser that comprise the team and a description of their business experience during the past five years.


  Name & Title                Experience
  ==============================================================================
  Kathryn A. Vorisek          Ms. Vorisek joined the adviser in 1996 with a
  Executive Vice President,   broad background in the investment field. Previous
  Chief Investment Officer,   responsibilities include serving as Vice President
  & Small Cap Team Leader     in the fixed income and equity departments at Duff
                              & Phelps Corporation from 1989 to 1996 and as
                              Research Analyst at Citicorp in Chicago. Prior to that, she served as an institutional equity salesperson at Lehman Brothers. After receiving her B.S. degree in Finance from Marquette
                              University, Ms. Vorisek earned her Masters in
                              Management degree from Northwestern University in Finance and International Business. She is a member of the Association for Investment
                              Management and Research as well as the Investment
                              Analysts Society of Chicago.

  Name & Title                Experience
  ==============================================================================
  Michael P. Gasparac         Mr. Gasparac joined the adviser in 1999 with over
  Assistant Vice President    seven years of investment experience. Prior to
  & Equity Analyst            joining the adviser, Mr. Gasparac was an equity
                              analyst at Compass Asset Management. Prior to that, he was an equity analyst at Zurich Kemper
                              Investments from 1992 until 1996. He has a B.S.
                              from Northern Illinois University and a M.B.A. in Finance from DePaul University. He is a member of the Association for Investment Management and Research as well as the Investment Analyst Society of Chicago.

Investment Advisory Agreement

  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .  Manages the investment and reinvestment of the Fund's assets;

  . Continuously reviews, supervises and administers the investment program of the Fund; and

  . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Fund.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, the Fund paid its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in management fees to the adviser:

                                                                 Investment Advisory Fees
                              Investment Advisory Fees Paid              Waived                   Total Investment Advisory Fees
====================================================================================================================================
FMA Small Company Fund
    2000                              $  668,672                        $206,379                                 $  875,051
------------------------------------------------------------------------------------------------------------------------------------
    1999                              $1,029,996                        $310,560                                 $1,340,556
------------------------------------------------------------------------------------------------------------------------------------
    1998                              $  854,789                        $110,445                                 $  965,234

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for the Fund. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Funds.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

     .  Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .  Insurance premiums including fidelity bond premiums.

     .  Outside legal expenses.

     .  Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .  Cost and expenses of Company stationery and forms.

     .  Costs of special telephone and data lines and devices.

     .  Trade association dues and expenses.

     .  Any extraordinary expenses and other customary Company or Fund expenses.

     The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.

Administration and Transfer Agency Fees

     The Fund pays a four-part fee to UAMFSI as follows:

     1. An annual fee to UAMFSI for administrative services calculated as follows:

        . $19,500 for the first operational class; plus

        . $3,750 for each additional class; plus

        . A fee calculated from the aggregate net assets of a Fund at the following rates:

                                                                 Annual Rate
          ======================================================================
          FMA Small Company Portfolio                              0.043%

     2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

        . Not more than $35,000 for the first operational class; plus

        . $5,000 for each additional operational class; plus

        . 0.03% of their pro rata share of the combined assets of the UAM Funds
          Complex.

     3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

        . $10,500 for the first operational class; and

        . $10,500 for each additional class.

     4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

        . $7,500 for the first operational class; and

        . $2,500 for each additional class.

  For the last three fiscal years the Fund paid the following in administration and sub-administration fees:

                                  Administrator's Fee   Sub-Administrator's Fee  Total Administrative Fee
  =======================================================================================================
  FMA Small Company Portfolio
      2000                               $71,868               $ 73,432                  $240,901
  -------------------------------------------------------------------------------------------------------
      1999                               $87,089               $128,860                  $215,949
  -------------------------------------------------------------------------------------------------------
      1998                               $62,840               $144,755                  $207,595

CUSTODIAN
--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

  The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account, including securities purchased and held by the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

  During the fiscal year ended October 31, 2000, the adviser had no directed brokerage. As of October 31, 2000, the Fund does not hold any securities of its regular brokers or dealers, as that term is defined in the 1940 Act.

  When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund execute transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the Fund paid the following in brokerage commissions:


                                                  Brokerage Commissions
  ==============================================================================
  FMA Small Company Portfolio
      2000                                             $  415,441
  ------------------------------------------------------------------------------
      1999                                             $1,161,191
  ------------------------------------------------------------------------------
      1998                                             $  355,571


  Brokerage commissions have varied due to changing asset levels.

Capital Stock and Other Securities

The Company

  The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Fund is diversified which means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

  The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

  If the Company is liquidated, the shareholders of the Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes representing interests in the same assets of a fund are identical, except as discussed below:

  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .  Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .  Net income;

  .  Dividends; and

  .  NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

  The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

  A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  As of October 31, 2000, the Fund had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of a class of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting the liabilities from the total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  Each Fund normally calculates its NAV as of the close of trading on the NYSE

  Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values Its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund shares.

In-Kind Purchases

  At its discretion, the Company may permit shareholders to purchase shares of Fund the with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

  The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the Fund;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund investments.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  The Company requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

  The Company may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

  The Fund measure its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculate their current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each class of the Fund.

TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.

  The Fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P      =   a hypothetical initial payment of $1,000

     T      =   average annual total return

     n      =   number of years

     ERV    =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Set forth in the table below are the Fund's average annual returns for the one-year period and the five-year period ended October 31, 2000 and the shorter of the ten-year period ended October 30, 2000 or the period from a Fund's inception date through October 31, 2000.

                                                               Shorter of 10 Years or
                                     One Year      Five Years     Since Inception       Inception Date
=========================================================================================================
FMA Small Company Portfolio          24.27%         14.40%              13.93%                7/31/91

YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

  .  that the indices and averages are generally unmanaged;

  . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the Fund's October 31, 2000 Annual
  Report:

  .  Financial statements for the fiscal year ended October 31, 2000.

  .  Financial highlights for the respective periods presented.

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Fund.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the Fund.

  Board Member refers to a single member of the Company's Board.

  Board refers to the Company's Board of Directors as a group.

  Company refers to UAM Funds, Inc.

  Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings


     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+) or    Moody's applies numerical modifiers 1, 2, and 3 in each
     minus (-)      rating classifications "aa" through "bb" The modifier 1
                    indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...)   (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.
                  These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.
     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    .  Leading market positions in well-established industries.

                    .  High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime  Issuers rated Not Prime do not fall within any of the Prime rating categories.


Standard & Poor's Ratings Services
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C A subordinated debt or preferred stock obligation rated 'C' is Currently Highly Vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings


     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings


     Investment Grade

     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

                         Entities rated "DDD" have the highest prospect for
                resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D          Default.  Denotes actual or imminent payment default.


     Notes

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     Fitch uses the same ratings for municipal securities as described above for Institutional Short-Term Credit Ratings.

Comparative Benchmarks

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                UAM Funds, Inc.
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)












                          ICM Small Company Portfolio

                          Institutional Class Shares




                      Statement of Additional Information
                                 March 1, 2001









     This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated March 1, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

     The audited financial statements of the Funds and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments........................................   1
   Borrowing................................................................   1
   Debt Securities..........................................................   1
   Derivatives..............................................................   7
   Equity Securities........................................................  15
   Foreign Securities.......................................................  18
   Investment Companies.....................................................  21
   Repurchase Agreements....................................................  22
   Restricted Securities....................................................  22
   Securities Lending.......................................................  22
   Short Sales..............................................................  23
   When Issued Transactions.................................................  24
Investment Policies of the Fund.............................................  24
   Fundamental Policies.....................................................  24
   Non-Fundamental Policies.................................................  25
Management of the Company...................................................  26
   Board Members............................................................  26
   Officers.................................................................  27
Principal Shareholders......................................................  28
Investment Advisory and Other Services......................................  29
   Investment Adviser.......................................................  29
   Distributor..............................................................  32
   Shareholder Servicing Arrangements.......................................  32
   Administrative Services..................................................  32
   Custodian................................................................  34
   Independent Accountants..................................................  34
   Code of Ethics...........................................................  34
Brokerage Allocation and Other Practices....................................  34
   Selection of Brokers.....................................................  34
   Simultaneous Transactions................................................  35
   Brokerage Commissions....................................................  35
Capital Stock and Other Securities..........................................  36
Purchase, Redemption and Pricing of Shares..................................  38
   Net Asset Value Per Share................................................  38
   Purchase of Shares.......................................................  38
   Redemption of Shares.....................................................  39
   Exchange Privilege.......................................................  41
   Transfer Of Shares.......................................................  41
Performance Calculations....................................................  41
   Total Return.............................................................  41
   Yield....................................................................  42
   Comparisons..............................................................  42
Financial Statements........................................................  43
Glossary....................................................................  43
Bond Ratings................................................................  44
   Moody's Investors Service, Inc...........................................  44
   Standard & Poor's Ratings Services.......................................  46
   Fitch Ratings............................................................  48
Comparative Benchmarks......................................................  49

Description of Permitted Investments

     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds".


BORROWING
--------------------------------------------------------------------------------

     The Fund may not borrow money, except if permitted by its fundamental investment policies:

     . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed);

     . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

     . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

     . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Borrowing is a form of leverage, which may magnify the Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Funds will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Funds will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.


DEBT SECURITIES
--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities


     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .    By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.


     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.


     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing.

     FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.


     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase. T ime Deposits


     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.


     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.


     Banker's Acceptance

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand


     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.


     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).


     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.


DERIVATIVES
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

   Purchasing Put and Call Options

   When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

   Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

   The purchaser of an option may terminate its position by:

   .  Allowing it to expire and losing its entire premium;

   . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

   .  Closing it out in the secondary market at its current price.

   Selling (Writing) Put and Call Options

   When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

   A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

   The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

   The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

   . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

   . A call option on the same security or index with the same or lesser exercise price;

   . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

   . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

   . In the case of an index, the portfolio securities that corresponds to the index.

   At the time of selling a put option, the Fund may cover the put option by:

   .  Entering into a short position in the underlying security;

   . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

   . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

   .  Maintaining the entire exercise price in liquid securities.

   Options on Securities Indices

   Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

   Options on Futures

   An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

   The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

   A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

   A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

   The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

   Combined Positions

   A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   Forward Foreign Currency Exchange Contracts

   A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

   . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

   . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

   .  Do not require an initial margin deposit.

   . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

   Foreign Currency Hedging Strategies

   A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

   A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

   A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

   It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

   Swaps, Caps, Collars and Floors

   Swap Agreements

   A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

   Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

   Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

   A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

   Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

   Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

   Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

   Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

   Caps, Collars and Floors

   Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

   While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

   When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

   Correlation of Prices

   A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

   Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

   . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

   . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

   . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

   Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

   While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

   Lack of Liquidity

   Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

   . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

   .  have to purchase or sell the instrument underlying the contract;

   .  not be able to hedge its investments; and

   .  not be able to realize profits or limit its losses.

   Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

   . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

   . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

   . the facilities of the exchange may not be adequate to handle current trading volume;

   . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

   . investors may lose interest in a particular derivative or category of derivatives.


   Management Risk

   If the adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

   Margin

   Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

   If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

   Volatility and Leverage

   The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

   .  actual and anticipated changes in interest rates;

   .  fiscal and monetary policies; and

   .  national and international political events.

   Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

   Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

   If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------


Types of Equity Securities

   Common Stocks

   Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and pay dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

   Preferred Stocks

   Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

   Convertible Securities

   Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

   Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

   A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

   While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

   Rights and Warrants

   A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

   An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

   General Risks of Investing in Stocks

   While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

   Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

   . Factors affecting an entire industry, such as increases in production costs; and

   . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

   Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

   Small and Medium-Sized Companies

   Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

   Technology Companies

   Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

   Initial Public Offerings ("IPO")

   A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

   A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------


Types of Foreign Securities

   Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

   . They can invest directly in foreign securities denominated in a foreign currency;

   . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

   .  They can invest in investment funds.


   American Depositary Receipts (ADRs)

   American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

   Emerging Markets

   An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

   Investment Funds

   Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .   have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to investors than U.S. markets:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into United States dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .   Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     .   Offer less protection of property rights than more developed countries;
         and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

     The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

     On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Funds also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Fund expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

     . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     .   How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its respective total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

     .   For cash management purposes;

     .   Consistent with the Funds' investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the as sets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before s Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .   It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     .   It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .   Experience delays in recovering its securities.


SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     .   Take advantage of an anticipated decline in prices.

     .   Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     A Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Fund

     The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

 .    Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

 .    Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

 .    Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

 .    Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

 .    Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

 .    Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

 .    Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

 .    Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

     . not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

                  Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .   invest in the securities of foreign issuers.

     . purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     . The 1940 Act currently permits the fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . invest in illiquid and restricted securities to the extent permitted by applicable law.

     . The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     .   write covered call options and may buy and sell put and call options.

     .   enter into repurchase agreements.

     . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

     .   sell securities short and engage in short sales "against the box."

     .   enter into swap transactions.


Management of the Company

     The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

     .   A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

     .   $1,500 for each private meeting of the Board;

     .   $1,000 for each telephonic meeting of the Board; and

     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

     The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                    Aggregate            Total
                                                                                    Compensation from    Compensation From
    Name, Address, Date of                                                          Company as of        UAM Funds Complex
    Birth                     Principal Occupations During the Past 5 years         10/31/00             as of 10/31/00
    =======================================================================================================================
    John T. Bennett, Jr.      Mr. Bennett is President of Squam Investment                $31,540             $45,700
    RR2 Box 700               Management Company, Inc. and Great Island
    Center Harbor, NH 03226   Investment Company, Inc. (investment management).
    1/26/29                   From 1988 to 1993, Mr. Bennett was President of
                              Bennett Management Company.  Mr. Bennett serves on
                              the Board of each Company in the UAM Funds Complex.
    ----------------------------------------------------------------------------------------------------------------------
    Nancy J. Dunn             Ms. Dunn has been Financial Officer of World                $31,540             $45,700
    1250 24/th/ St., NW       Wildlife Fund (nonprofit), since January 1999.
    Washington, DC 20037     From 1991 to 1999, Ms. Dunn was Vice President for
    8/14/51                   Finance and Administration and Treasurer of
                              Radcliffe College (Education).  Ms. Dunn serves on
                              the Board of each Company in the UAM Funds Complex.
    ----------------------------------------------------------------------------------------------------------------------

    William A. Humenuk        Mr. Humenuk has been Senior Vice President                  $31,540             $45,700
    10401 N. Meridian St      Administration, General Counsel and Secretary of
    Suite 400                 Lone Star Industries Inc. (cement and ready-mix
    Indianapolis, IN 46290    concrete) since March 2000.  From June 1998 to
    4/21/42                   March 2000 he was Executive Vice President and
                              Chief Administrative Officer of Philip Services
                              Corp. (ferrous scrap processing, brokerage and
                              industrial outsourcing services).  Mr. Humenuk was
                              a Partner in the Philadelphia office of the law
                              firm Dechert Price & Rhoads from July 1976 to June
                              1998.  He was also formerly a Director of Hofler
                              Corp. (manufacturer of gear grinding machines).
                              Mr. Humenuk serves on the Board of each Company in
                              the UAM Funds Complex.
    ---------------------------------------------------------------------------------------------------------------------
    Philip D. English         Mr. English is President and Chief Executive                $31,540             $45,700
    16 West Madison Street    Officer of Broventure Company, Inc., a company
    Baltimore, MD 21201       engaged in the investment management business.  He
    8/5/48                    is also Chairman of the Board of Chektec
                              Corporation (Drugs) and Cyber Scientific, Inc.
                              (computer mouse company).  Mr. English serves on
                              the Board of each Company in the UAM Funds Complex.
    ---------------------------------------------------------------------------------------------------------------------
    James F. Orr III*         President,  Chief Executive  Officer and Director of        $     0             $     0
    One International Place   UAM  since May 2000;  Chairman  and Chief  Executive
    Boston, MA  02110         Officer of UNUM  Corporation  (Insurance)  from 1988
    3/5/43                    to 1999;  Trustee of Bates College and the Committee
                              for  Economic  Development;  Chairman-elect  of  the
                              Board of  Trustees  of the  Rockefeller  Foundation;
                              Member of The Business Roundtable, the Harvard
                              Center for Society, and the Health Advisory Council
                              at the Harvard School of Public Health;  Director of
                              the Nashua  Corporation and the National Alliance of
                              Business.

--------------------------------------------------------------------------------


OFFICERS
--------------------------------------------------------------------------------

     The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.


                                                                                                               Aggregate
                                                                                         Aggregate         Compensation From
                             Position                                                Compensation From     the Fund Complex
    Name, Address, Date of    with                                                     the Fund as of      as of October 31,
    Birth                     Fund      Principal Occupations During the Past 5       October 31, 2000           2000
    ==========================================================================================================================
    James F. Orr III*        Board      President, Chief Executive Officer and              $0                   $0
    One International Place  Member     Director of UAM since May 2000; Chairman
    Boston, MA 02110         President  and Chief Executive Officer of UNUM
    3/5/43                              Corporation (Insurance) from 1988 to
                                        1999; Trustee of Bates College and the
                                        Committee for Economic Development;
                                        Chairman-elect of the Board of Trustees
                                        of the Rockefeller Foundation; Member of
                                        The Business Roundtable, the Harvard
                                        Center for Society, and the Health
                                        Advisory Council at the Harvard School
                                        of Public Health; Director of the Nashua
                                        Corporation and the National Alliance of
                                        Business.

    --------------------------------------------------------------------------------------------------------------------------
    Linda T. Gibson          Secretary  General Counsel and Managing Director of            $0                   $0
    211 Congress Street                 UAM Investment Services, Inc. (financial
    Boston, MA 02110                    services); Senior Vice President and
    7/31/65                             General Counsel of UAMFSI (financial
                                        services) and UAMFDI (broker-dealer) since
                                        April 2000; Senior Vice President and
                                        Secretary of Signature Financial Group,
                                        Inc. (financial services) and affiliated
                                        broker-dealers from 1991 to 2000; Director
                                        and Secretary of Signature Financial Group
                                        Europe, Ltd. (financial services) from 1995
                                        to 2000; Secretary of the Citigroup Family
                                        of Mutual Funds (mutual funds) from 1996 to
                                        2000; Secretary of the 59 Wall Street
                                        Family of Mutual Funds (mutual funds) from
                                        1996 to 2000.

------------------------------------------------------------------------------------------------------------------------------
    Gary L. French           Treasurer  President of UAMFSI and UAMFDI; Treasurer           $0                   $0
    211 Congress Street                 of the Fidelity Group of Mutual Funds from
    Boston, MA 02110                    1991 to 1995; held various other offices
    7/4/51                              with Fidelity Investments from November
                                        1990 to March 1995.

------------------------------------------------------------------------------------------------------------------------------
    Theresa DelVecchio       Assistant  Secretary of UAMFSI (financial  services)           $0                   $0
    211 Congress Street      Secretary  since February 1998; Secretary and
    Boston, MA 02110                    Compliance Officer of UAMFDI (broker-
    12/23/63                            dealer) since February 2000; Assistant Vice
                                        President of Scudder Kemper Investments
                                        (financial services) from May 1992 to
                                        February 1998.

------------------------------------------------------------------------------------------------------------------------------
    Robert J. DellaCroce     Assistant  Director, Mutual Fund Operations - SEI              $0                   $0
    SEI Investments          Treasurer  Investments; Senior Manager at Arthur
    One Freedom Valley Rd.              Andersen prior to 1994.
    Oaks, PA 19456
    12/17/63


Principal Shareholders

     As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

     Name and Address of Shareholder                         Percentage of Shares Owned                 Class
     ==================================================================================================================
     Washington Suburban Sanitary Commission
     14501 Sweitzer Lane
     Laurel, MD 20707-5902[B                                          10.83%                        Institutional
     ------------------------------------------------------------------------------------------------------------------
     Major League Baseball Players Benefit Plan                        9.57%                        Institutional
     c/o Investment Counselors of MD
     Attn:  Anne D. Benson
     803 Cathedral Street
     Baltimore, MD 21201-5201

  Name and Address of Shareholder                    Percentage of Shares Owned                Class
  ======================================================================================================
  Boston Safe Deposit & Trust Co.
  FBO Southwest Airline Pilots
  Retirement Savings Plan U/A 10/1/94
  Attn: Robert Stein AVP Mellon Trust
  135 Santilli Hwy
  Everett, MA 02149-1906                                       8.43%                       Institutional
  ------------------------------------------------------------------------------------------------------
  Strafe & CO
  FAO Riverside Methodist Hospital Foundation
  PO Box 160
  Westerville, OH 43086-0160                                   5.72%                       Institutional
  ------------------------------------------------------------------------------------------------------
  Marshall Ilsey Trust
  FBO Alliant Energy Master Ret
  100 N. Water Street
  Milwaukee, WI 53202-6025                                     5.25%                       Institutional
  ------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc
  Special Custody Reinvest Account
  for Exclusive Benefit of Customers
  101 Montgomery Street
  San Francisco, CA 94101-4122                                 5.13%                       Institutional

  Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Investment Counselors of Maryland, Inc., a Maryland corporation located at 803 Cathedral Street, Baltimore, Maryland 21201, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, a subsidiary of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Funds of the UAM Funds Complex.

Fund Management

  A team of investment professionals is primarily responsible for the day-to-day management of the Fund. Listed below are the investment professionals that comprise that team and a brief description of their business experience.

  Name and Title               Experience
  ==============================================================================

  Name and Title               Experience
  ==============================================================================
  William V. Heaphy            Mr. Heaphy joined the adviser in 1994 as a
  Vice President               security analyst in the equity research
                               department. Prior to joining the adviser, Mr.
                               Heaphy was an associate in the Baltimore law firm
                               of Ober, Kaler, Grimes and Shriver, and before
                               that, a staff auditor with Price Waterhouse. Mr.
                               Heaphy earned his law degree from the University
                               of Maryland School of Law and his B.S. from
                               Lehigh University. He is a Certified Public
                               Accountant and Chartered Financial Analyst.
  ------------------------------------------------------------------------------
  Robert D. McDorman, Jr.      Mr. McDorman joined in June 1985. His primary
  Principal and Chief          responsibilities are the management of ICM Small
  Investment Officer           Company Portfolio and related separate accounts
                               and equity security analysis. Before joining the
                               adviser, Mr. McDorman managed the Financial
                               Industrial Income Fund. Mr. McDorman earned his
                               B.A. degree at Trinity College and his law degree
                               at the University of Baltimore. He is a Chartered
                               Financial Analyst. Mr. McDorman has managed the
                               portfolio since its inception.
  ------------------------------------------------------------------------------
  Simeon F. Wooten, III        Mr. Wooten joined the adviser in 1998 as a
  Senior Vice President        research analyst and as a member of the
                               management team of the ICM Small Company
                               Portfolio. Prior to joining the adviser, he served as Vice President/Research at Adams
                               Express Company, which he joined in 1980. He is a graduate of the Wharton School of the University of Pennsylvania. Mr. Wooten is a Chartered
                               Financial Analyst and Certified Public
                               Accountant.


  Listed below are additional members of the adviser's team of professionals and a brief description of their business experience.

  Name and Title               Experience
  ==============================================================================
  Paul L. Borssuck             Mr. Borssuck joined the adviser in 1985 and heads
  Principal                    the firm's Individual Capital Management
                               Division. Prior to joining the adviser, Mr.
                               Borssuck served as Chairman of the Investment
                               Policy Committee at Mercantile-Safe Deposit and
                               Trust Company where he managed portfolios for
                               high net worth clients. Prior to that, he headed
                               the institutional funds management section at
                               American Security and Trust Company in
                               Washington, D.C. Mr. Borssuck earned his B.S.
                               degree and M.B.A. from Lehigh University. He is a
                               Chartered Financial Analyst.
  ------------------------------------------------------------------------------
  Robert F. Boyd               Mr. Boyd joined the advisor in 1995 as Director
  Principal                    of Research - Large and Mid Cap Equities. Prior
                               to joining the advisor. Mr. Boyd was a Managing
                               Director and Portfolio Manager at Brandywine
                               Asset Management. Prior to that, he was Senior
                               Vice President and Director of Research at
                               Mercantile-Sage Deposit & Trust Company. Robby
                               earned his B.S. degree at the University of
                               Virginia and his M.B.A. at Columbia University,
                               after which he joined Smith Barney. He is a
                               Chartered Financial Analyst.
  ------------------------------------------------------------------------------
  Stuart M. Christhilf, III    Mr. Christhilf joined ICM in 1998. In addition to
  Principal and                managing the firm's operations, he directs the
  Chief Executive Officer      marketing effort for Individual Capital
                               Management. Prior to joining ICM, Stuart was
                               President of a re-insurance agency and earlier
                               served as head of Kidder Peabody's Mid-Atlantic
                               Institutional Sales effort. He holds his BA from
                               the University of Virginia and an MBA in Finance
                               from Loyola College. He presently sits on the
                               Boards of Loyola High School and the Friends of
                               Modern Art of the Baltimore Museum of Art.
  ------------------------------------------------------------------------------
  Andrew L. Gilchrist          Mr. Gilchrist joined the adviser in 1996 as
  Principal and Treasurer      Director of Investment Technology. Prior to the
                               adviser, Mr. Gilchrist served as Director of Investment Technology at Mercantile-Safe Deposit and Trust Company for 18 years. Before that, he was with Merrill Lynch. Mr. Gilchrist graduated with honors in Economics from the University of Maryland and earned a Masters from The Johns
                               Hopkins University. He is a member of the Society of Quantitative Analysts.

  Name and Title               Experience
  ==============================================================================
  Julie L. Hale                Ms. Hale joined the adviser in 1998 with
  Senior Vice President        seventeen years of investment experience. Prior
                               to joining the adviser, she was a Senior Vice
                               President and mutual fund manager for NationsBank
                               Corporation from 1991 to 1998. She has a B.S.
                               degree from Mt. St. Mary's College and an M.B.A.
                               from Kent State University. Ms. Hale is a
                               Chartered Financial Analyst and a member of the
                               National Association of Petroleum Investment
                               Analysts (NAPIA).
  ------------------------------------------------------------------------------
  Donald J. Hoelting           Mr. Hoelting joined the adviser in June of 2000
  Executive Vice President     as a senior investment professional with
                               responsibility for both research and portfolio
                               management. Prior to joining the adviser, he was
                               the lead portfolio manager responsible for the
                               value portfolios at Minneapolis based Investment
                               Advisers, Inc. Prior to that, he was the Chief
                               Investment Officer of Jefferson National Bank's
                               Trust & Investment Group in Charlottesville, VA.
                               Don earned his B.A., degree in Business from
                               Nebraska Wesleyan University. He holds the
                               Chartered Financial Analyst designation.
  ------------------------------------------------------------------------------
  Stephen T. Scott             Mr. Scott specializes in the management of
  Principal and President      pension assets, private foundations and
                               endowments. He joined the adviser in 1973 after having served as portfolio manager at Chase
                               Manhattan Bank and Mercantile-Safe Deposit and
                               Trust Company. He is a graduate of Randolph-Macon
                               College and received an M.B.A. from Columbia
                               University Graduate School of Business.


Investment Advisory Agreement

  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .   Manages the investment and reinvestment of the Fund's assets;

  . Continuously reviews, supervises and administers the investment program of the Fund; and

  . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Fund.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

  .   It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, the Fund paid its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in management fees to the adviser:

                                                Investment Advisory Fees Paid
  ===========================================================================
  ICM Small Company Portfolio
       2000                                               $3,658,550
  ---------------------------------------------------------------------------
       1999                                               $4,391,761
  ---------------------------------------------------------------------------
       1998                                               $4,163,155

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for the Fund. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Fund. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Fund.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

 . Taxes, interest, brokerage fees and commissions.

 . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

 . SEC fees and state Blue-Sky fees.

 . EDGAR filing fees.

 . Processing services and related fees.

 . Advisory and administration fees.

 . Charges and expenses of pricing and data services, independent public accountants and custodians.

 . Insurance premiums including fidelity bond premiums.

 . Outside legal expenses.

 . Costs of maintenance of corporate existence.

 . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

 . Printing and production costs of shareholders' reports and corporate meetings.

 . Cost and expenses of Company stationery and forms.

 . Costs of special telephone and data lines and devices.

 . Trade association dues and expenses.

 . Any extraordinary expenses and other customary Company or Fund expenses.

  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.

Administration and Transfer Agency Fees

  Each Fund pays a four-part fee to UAMFSI as follows:

  1.  An annual fee to UAMFSI for administrative services calculated as follows:

      .   $19,500 for the first operational class; plus

      .   $3,750 for each additional class; plus

      . A fee calculated from the aggregate net assets of the Fund at the following rates:

                                                                     Annual Rate
          ======================================================================
          ICM Small Company Portfolio                                  0.043%

  2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

      .   Not more than $35,000 for the first operational class; plus

      .   $5,000 for each additional operational class; plus

      . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

  3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

      .   $10,500 for the first operational class; and

      .   $10,500 for each additional class.

  4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

      .   $7,500 for the first operational class;

      .   and $2,500 for each additional class.

  For the last three fiscal years the Fund paid the following in administration and sub-administration fees:

                                  Administrator's Fee         Sub-Administrator's Fee      Total Administrative Fee
  =====================================================================================================================
  ICM Small Company Portfolio
       2000                            $244,163                      $193,018                      $482,949
  ---------------------------------------------------------------------------------------------------------------------
       1999                            $251,348                      $314,423                      $565,771
  ---------------------------------------------------------------------------------------------------------------------
       1998                            $801,694                      $544,957                    $1,346,651

CUSTODIAN
--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

  The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account, including securities that may be purchased or held by the fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

  During the fiscal year ended October 31, 2000, the adviser had no directed brokerage transactions for the Fund. . As of October 31, 2000, the Fund did not hold any securities of its regular brokers or dealers, as that term is defined in the 1940 Act.

  When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund execute transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the Fund paid the following in brokerage commissions:

                                                         Brokerage Commissions
  ==============================================================================
  ICM Small Company Portfolio
       2000                                                   $  680,578
  ------------------------------------------------------------------------------
       1999                                                   $1,046,123
  ------------------------------------------------------------------------------
       1998                                                   $  547,879

  Brokerage commission levels have varied due to changing asset levels and redemption volumes. Additionally, 1999 brokerage commissions include imputed commissions at $.06 for over-the-counter trades.

Capital Stock and Other Securities

The Company

  The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Fund is non-diversified which means that with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

  The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's governing board.

  If the Company is liquidated, the shareholders of the Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain Funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes representing interests in the same assets of a fund are identical, except as discussed below:

  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditure.

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .   Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .   Net income;

  .   Dividends; and

  .   NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .   Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

  Each Fund send account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify:
  (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  As of October 31, 2000, the Fund had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of the Fund is equal to the NAV of its Fund. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .   Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How the Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund shares.

In-Kind Purchases

     At its discretion, the Company may permit shareholders to purchase shares of Fund the with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the Fund;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund investments.

By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    when the NYSE and custodian bank are closed;

     .    when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    for such other periods as the SEC may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     The Fund calculates these figures according to the following formula:

          P (1 + T)/n/ = ERV

          Where:

          P   =  a hypothetical initial payment of $1,000

          T   =  average annual total return

          n   =  number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Fund's average annual returns for the one-year period and the five-year period ended October 31, 2000 and the shorter of the ten-year period ended October 30, 2000 or the period from a Fund's inception date through October 31, 2000.


                                                                  Shorter of 10 Years    Inception Date
                                         One Year    Five Years   or Since Inception
     =====================================================================================================
     ICM Small Company Portfolio          19.71%       13.47%          20.24%              04/19/89


YIELD
--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

          Yield = 2[((a-b)/(cd)+1)/6/-1]

          Where:

          a = dividends and interest earned during the period

          b = expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

          d = the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------

     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .    that the indices and averages are generally unmanaged

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

     The following documents are included in the Fund's October 31, 2000 Annual
     Report:

     .    Financial statements for the fiscal year ended October 31, 2000.

     .    Financial highlights for the respective periods presented.

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Fund.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

     Company refers to UAM Funds, Inc.

     Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

     NAV is the net asset value per share of a Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 ACT and the 1934 ACT.

     SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM, Funds Inc. II and all of their Funds.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+)  or  Moody's applies numerical modifiers 1, 2, and 3 in each
     minus (-)     rating classifications "aa" through "bb" The modifier 1
                   indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con.(...)     (This rating applies only to U.S. Tax-Exempt Municipals)
                   Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                 .   Leading market positions in well-established industries.

                 .   High rates of return on funds employed.

                 . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                 . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                 . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.  Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

     C A subordinated debt or preferred stock obligation rated `C' is Currently Highly Vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

     A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

     Investment Grade

     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D         Default.  Denotes actual or imminent payment default.


     Notes

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

     Fitch uses the same ratings for municipal securities as described above for Institutional Short-Term Credit Ratings.

Comparative Benchmarks

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     ------------------------

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

     Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices;

     Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ----------------------------

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     -------------------------------

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     ---------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     ---------------------------------

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                UAM Funds, Inc.
                                 PO Box 219081
                            Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)




                       Independence Small Cap Portfolio

                          Institutional Class Shares





                      Statement of Additional Information
                                 March 1, 2001





This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated March 1, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

The audited financial statements of the Fund and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments.....................................    1
  Borrowing..............................................................    1
  Debt Securities........................................................    1
  Derivatives............................................................    8
  Equity Securities......................................................   15
  Foreign Securities.....................................................   18
  Investment Companies...................................................   22
  Repurchase Agreements..................................................   22
  Restricted Securities..................................................   22
  Securities Lending.....................................................   23
  Short Sales............................................................   23
  When Issued Transactions...............................................   24
Investment Policies of the Fund..........................................   25
  Fundamental Policies...................................................   25
  Non-Fundamental Policies...............................................   25
Management of the Company................................................   26
  Board Members..........................................................   27
  Officers...............................................................   27
Principal Shareholders...................................................   28
Investment Advisory and Other Services...................................   29
  Investment Adviser.....................................................   29
  Distributor............................................................   30
  Shareholder Servicing Arrangements.....................................   30
  Administrative Services................................................   30
  Custodian..............................................................   32
  Independent Accountants................................................   32
  Code of Ethics.........................................................
Brokerage Allocation and Other Practices.................................   32
  Selection of Brokers...................................................   32
  Simultaneous Transactions..............................................   33
  Brokerage Commissions..................................................   33
Capital Stock and Other Securities.......................................   34
Purchase, Redemption and Pricing of Shares...............................   36
  Net Asset Value Per Share..............................................   36
  Purchase of Shares.....................................................   36
  Redemption of Shares...................................................   37
  Exchange Privilege.....................................................   39
  Transfer Of Shares.....................................................   39
Performance Calculations.................................................   39
  Total Return...........................................................   39
  Yield..................................................................   40
  Comparisons............................................................   40
Financial Statements.....................................................   41
Glossary.................................................................   41
Bond Ratings.............................................................
  Moody's Investors Service, Inc.........................................
  Standard & Poor's Ratings Services.....................................
  Fitch Ratings..........................................................
Comparative Benchmarks...................................................

Description of Permitted Investments


  As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."

BORROWING
--------------------------------------------------------------------------------

  The Fund may not borrow money, except if permitted by its fundamental investment policies:

  . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

  . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

  . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

  . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.


     Borrowing is a form of leverage, which may magnify a Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.


DEBT SECURITIES
--------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities


  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a Fund.

Corporate Bonds

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities

Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA)

GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA)

FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC)

FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash
                                       3
flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Short-Term Investments


To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations

The Fund will only invest in a security issued by a commercial bank if the bank:

 . Has total assets of at least $1 billion, or the equivalent in other currencies;

 .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
   and

 . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits

Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.


Banker's Acceptance

A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities


Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds

Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

Zero Coupon Bonds

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration


  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk


  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, a Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."


  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options


When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

 .  Allowing it to expire and losing its entire premium;

 . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

 .  Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options


When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

 . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

 . A call option on the same security or index with the same or lesser exercise price;

 . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

 . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

 . In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by:

 .  Entering into a short position in the underlying security;

 . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

 . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

 .  Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

Combined Positions


A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

 . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

 . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

 .  Do not require an initial margin deposit.

 . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies


A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.


Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives


  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

  Correlation of Prices

  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able to realize profits or limit its losses.


  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk


  If the adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.


  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities


  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.


  A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges.

  Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks


  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies


  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.




  Initial Public Offerings ("IPO")


  A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

  A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds


  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and


  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States
  companies.   The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.


  Foreign markets may offer less protection to investors than U.S. markets:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

   . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

   . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

   . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

   . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

   Taxes


   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

   Emerging Markets

   Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

   .  Have relatively unstable governments;

   . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

   .  Offer less protection of property rights than more developed countries;
      and

   . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

   Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

   The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.


   On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Fund also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Fund expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

   . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

   . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

   .  How will existing currencies be exchanged into Euro?

   . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------


   A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

   The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

   .  For cash management purposes;

   .  Consistent with the Fund's investment policies and restrictions; and

   . A Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

   A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

   In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). A Fund normally uses repurchase agreements to earn income on assets that are not invested.




   When a Fund enters into a repurchase agreement it will:

   . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

   . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).


   If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------


   A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

   . The borrower must provide collateral at least equal to the market value of the securities loaned;

   . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the
      U. S. government;

   . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

   .  It must be able to terminate the loan at any time;


   . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

   .  It must determine that the borrower is an acceptable credit risk.


   These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

   . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

   .  Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

   Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

   Investors typically sell securities short to:

   .  Take advantage of an anticipated decline in prices.

   .  Protect a profit in a security it already owns.


   A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

   To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

   The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box


   In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

   A Fund will not short sell a security if:

   . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

   . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

   . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

   Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------


   A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

   A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

   When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

   A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Fund

The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------


   The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other assets. Accordingly, the Fund will consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

   . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940
      Act.

   . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

   . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.


   . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.


   . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

   . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and
      (3) that a Fund may purchase securities secured by real estate or interests therein.

   . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.


   . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------


   The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

   . Not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets for temporary purposes, (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchase and sales of Fund securities and
     (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.


  . invest in illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  . purchase shares of other investment companies to the extent permitted by applicable law. The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.




  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.

Management of the Company


  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.


  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------


   The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                             Aggregate           Total Compensation
                                                                                             Compensation from   From UAM Funds
   Name, Address, Date of                                                                    Company as of       Complex as of
   Birth                     Principal Occupations During the Past 5 years                   October 31, 2000    October 31, 2000
   ================================================================================================================================
   John T. Bennett, Jr.      Mr. Bennett is President of Squam Investment Management               $31,540            $45,700
   RR2 Box 700               Company, Inc. and Great Island Investment Company, Inc.
   Center Harbor, NH 03226   (investment management). From 1988 to 1993, Mr. Bennett
   1/26/29                   was President of Bennett Management Company.  Mr. Bennett
                             serves on the Board of each Company in the UAM Funds
                             Complex.
   --------------------------------------------------------------------------------------------------------------------------------
   Nancy J. Dunn             Ms. Dunn has been Financial Officer of World Wildlife                 $31,540            $45,700
   1250 24th St., NW         Fund (nonprofit), since January 1999.  From 1991 to 1999,
   Washington, DC 20037      Ms. Dunn  was Vice President for Finance and Administration
   8/14/51                   and Treasurer of Radcliffe College (Education).  Ms. Dunn
                             serves on the Board of each Company in the UAM Funds Complex.
   --------------------------------------------------------------------------------------------------------------------------------
   William A. Humenuk        Mr. Humenuk has been Senior Vice President Administration,            $31,540            $45,700
   10401 N. Meridian St      General Counsel and Secretary of Lone Star Industries Inc.
   Suite 400                 (cement and ready-mix concrete) since March 2000.  From June
   Indianapolis, IN 46290    1998 to March 2000 he was Executive Vice President and Chief
   4/21/42                   Administrative Officer of Philip Services Corp. (ferrous
                             scrap processing, brokerage and industrial outsourcing
                             services).  Mr. Humenuk was a Partner in the Philadelphia
                             office of the law firm Dechert Price & Rhoads from July 1976 to June 1998.  He was also formerly a Director of Hofler
                             Corp. (manufacturer of gear grinding machines).  Mr. Humenuk serves on the Board of each Company in the UAM Funds Complex.
   --------------------------------------------------------------------------------------------------------------------------------
   Philip D. English         Mr. English is President and Chief Executive Officer of               $31,540            $45,700
   16 West Madison Street    Broventure Company, Inc., a company engaged in the investment
   Baltimore, MD 21201       management business.  He is also Chairman of the Board of
   8/5/48                    Chektec Corporation (Drugs) and Cyber Scientific, Inc.
                             (computer mouse company).  Mr. English serves on the Board of each Company in the UAM Funds Complex.
   --------------------------------------------------------------------------------------------------------------------------------
   James F. Orr III*         President, Chief Executive Officer and Director of UAM since          $     0            $     0
   One International Place   May 2000; Chairman and Chief Executive Officer of UNUM
   Boston, MA 02110          Corporation (Insurance) from 1988 to 1999; Trustee of Bates
   3/5/43                    College and the 3/5/43 Committee for Economic Development;
                             Chairman-elect of the Board of Trustees of the Rockefeller
                             Foundation; Member of The Business Roundtable, the Harvard
                             Center for Society, and the Health Advisory Council at the
                             Harvard School of Public Health; Director of the Nashua
                             Corporation and the National Alliance of Business.

   ---------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

   The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                               Aggregate           Aggregate
                           Position                                                        Compensation From   Compensation From
  Name, Address, Date of   with                                                              the Fund as of    the Fund Complex as
  Birth                    Fund         Principal Occupations During the Past 5 years       October 31, 2000   of October 31, 2000
  --------------------------------------------------------------------------------------------------------------------------------
  James F. Orr III*        Board Member President, Chief Executive Officer and Director            $0                   $0
  One International Place  President    of UAM since May 2000; Chairman and Chief
  Boston, MA 02110                      Executive Officer of UNUM Corporation
  3/5/43                                (Insurance) from 1988 to 1999; Trustee of Bates
                                        College and the Committee for Economic
                                        Development; Chairman-elect of the Board of
                                        Trustees of the Rockefeller Foundation; Member
                                        of The Business Roundtable, the Harvard Center
                                        for Society, and the Health Advisory Council at
                                        the Harvard School of Public Health; Director of
                                        the Nashua Corporation and the National Alliance
                                        of Business.
  --------------------------------------------------------------------------------------------------------------------------------
  Linda T. Gibson          Secretary    General Counsel and Managing Director of UAM               $0                   $0
  211 Congress Street                   Investment Services, Inc. (financial services);
  Boston, MA 02110                      Senior Vice President and General Counsel of
  7/31/65                               UAMFSI (financial services) and UAMFDI
                                        (broker-dealer) since April 2000; Senior Vice
                                        President and Secretary of Signature Financial
                                        Group, Inc. (financial services) and affiliated
                                        broker-dealers from 1991 to 2000; Director and
                                        Secretary of Signature Financial Group Europe,
                                        Ltd. (financial services) from 1995 to 2000;
                                        Secretary of the Citigroup Family of Mutual
                                        Funds (mutual funds) from 1996 to 2000;
                                        Secretary of the 59 Wall Street Family of
                                        Mutual Funds (mutual funds) from 1996 to 2000.
  --------------------------------------------------------------------------------------------------------------------------------
  Gary L. French           Treasurer    President of UAMFSI and UAMFDI; Treasurer of the           $0                   $0
  211 Congress Street                   Fidelity Group of Mutual Funds from 1991 to 1995;
  Boston, MA 02110                      held various other offices with Fidelity Investments
  7/4/51                                from November 1990 to March 1995.
  --------------------------------------------------------------------------------------------------------------------------------
  Theresa DelVecchio       Assistant    Secretary of UAMFSI (financial services) since             $0                   $0
  211 Congress Street      Secretary    February 1998; Secretary and Compliance Officer of
  Boston, MA 02110                      UAMFDI (broker-dealer) since February 2000; Assistant
  12/23/63                              Vice President of Scudder Kemper Investments
                                        (financial services) from May 1992 to February 1998.
  --------------------------------------------------------------------------------------------------------------------------------
  Robert J. DellaCroce     Assistant    Director, Mutual Fund Operations - SEI Investments;        $0                   $0
  SEI Investments          Treasurer    Senior Manager at Arthur Andersen prior to 1994.
  One Freedom Valley Rd.
  Oaks, PA 19456
  12/17/63

Principal Shareholders

  As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:

  Name and Address of Shareholder                         Percentage of Shares Owned                            Class
  ================================================================================================================================
  Jupiter & CO                                                   67.43%                                 Institutional Class Shares
  c/o Investors Bank & Trust CO
  PO Box 9130
  Boston, MA 02117-9130
  --------------------------------------------------------------------------------------------------------------------------------
  Fleet National Bank CUST                                        8.11%                                 Institutional Class Shares
  FBO Diocesan Investment Trust
  Episcopal Diocese of RI
  PO Box 92800
  Rochester, NY 14692-8900

  Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------




  Independence Investment Associates, Inc., located at 53 State Street, Boston, Massachusetts 02109, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, is a wholly-owned subsidiary of John Hancock Financial Services, Inc. Independence manages approximately $28 billion of assets, primarily for institutions, and has provided investment management services to the Fund since February 2, 2001, and to various other corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1982.





  At a shareholder meeting held on January 31, 2001, the investment advisory agreement with Independence Investment Associates , Inc. was approved in connection with Independence's acquisition of the small cap advisory business of Dewey Square Investors Corporation ("Dewey Square"). Prior to February 2, 2001 the Fund was advised by Dewey Square, located at One Financial Center, Boston, Massachusetts 02111. Dewey Square was a subsidiary of United Asset Management Corporation, a wholly-owned subsidiary of Old Mutual plc.

Investment Advisory Agreement


  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .  Manages the investment and reinvestment of the Fund's assets;

  . Continuously reviews, supervises and administers the investment program of the Fund; and

  . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability


  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:


  . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Fund.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

For its services, the Fund paid its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in management fees to Dewey Square, its former adviser:

                                   Investment Advisory Fees         Investment Advisory Fees        Total Investment Advisory
                                           Paid                            Waived                             Fees
  ===========================================================================================================================
  Small Cap Value Portfolio
    2000                                 $153,322                         $22,549                         $175,871
  ---------------------------------------------------------------------------------------------------------------------------
    1999                                 $107,446                         $14,326                         $121,772
  ---------------------------------------------------------------------------------------------------------------------------
    1998                                    N/A                              N/A                             N/A

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for the Fund. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Fund. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to The Fund.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund

  Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Company stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Company or Fund expenses.

  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.


Administration and Transfer Agency Fees

  The Fund pays a four-part fee to UAMFSI as follows:

  1. An annual fee to UAMFSI for administrative services calculated as follows:

      .  $19,500 for the first operational class; plus

      .  $3,750 for each additional class; plus

      . A fee calculated from the aggregate net assets of the Fund at the annual rate of 0.043%.

  2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

      .  Not more than $35,000 for the first operational class; plus

      .  $5,000 for each additional operational class; plus

      . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

  3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:



     .    $10,500 for the first operational class; and

     .    $10,500 for each additional class.

  4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

     .    $7,500 for the first operational class; and

     .    $2,500 for each additional class.

For the last three fiscal years the Fund paid the following in administration and sub-administration fees:

                                   Administrator's Fee       Sub-Administrator's Fee      Total Administrative Fee
======================================================================================================================
  Small Cap Portfolio
     2000                               $ 28,963                      $ 41,322                   $ 98,247
----------------------------------------------------------------------------------------------------------------------
     1999                               $ 14,658                      $ 53,712                   $ 68,370
----------------------------------------------------------------------------------------------------------------------
     1998                                  N/A                           N/A                        N/A

CUSTODIAN
--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

  The Company, its distributor and its investment advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account, including securities that may be purchased or held by the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------


  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

  During the fiscal year ended October 31, 2000, the adviser had no directed brokerage transactions. As of October 31, 2000, the Fund did not hold any securities of its regular brokers or dealers, as that term is defined in the 1940 Act.

  When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities


  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the Fund paid the following in brokerage commissions:

                                            Brokerage Commissions
================================================================================
  Small Cap Portfolio
     2000                                          $  29,663
--------------------------------------------------------------------------------
     1999                                          $ 136,808
--------------------------------------------------------------------------------
     1998                                             N/A

Capital Stock and Other Securities

The Company


  The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Fund, as discussed in this SAI, is diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

  The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

  If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Funds Complex, also offer Adviser Shares. The three classes represent interests in the same assets of a Fund and are identical, except as discussed below:

  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Adviser Shares also charge a sales load on purchases.

  .  Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .  Net income;

  .  Dividends; and

  .  NAV to the extent the Fund has undistributed net income.




Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

  The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.


FEDERAL TAXES

  A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  As of October 31, 2000, the Fund had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV


  The purchase and redemption price of the shares of the Fund is equal to the NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How the Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities


  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.

In-Kind Purchases


  At its discretion, the Company may permit shareholders to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

  The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the Fund;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.


  The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  The Company requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.


  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

  The Company may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;


  . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

  The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  The Fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P            =   a hypothetical initial payment of $1,000

     T            =   average annual total return

     n            =   number of years

     ERV          =   ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Set forth in the table below are the Fund's average annual returns for the one-year period or the period from the Fund's inception date through October 31, 2000.

                                                                     Shorter of 10
                                                         Five       Years or Since
                                             One Year   Years          Inception          Inception Date
=====================================================================================================================
  Small Cap Portfolio                        55.08%     N/A             22.52%               12/16/98




 Effective February 2, 2001, Independence Investment Associates, Inc. became the Fund's investment adviser. Prior to February 2, 2001, Dewey Square Investors Corporation served as investment adviser to the Fund.


YIELD
--------------------------------------------------------------------------------



  Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)


     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a fund;

  .  that the indices and averages are generally unmanaged;

  . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the Fund's  October 31, 2000 Annual
  Report:

  .  Financial statements for the fiscal year ended October 31, 2000.

  .  Financial highlights for the respective periods presented.


  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Fund.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the Fund.


  Board Member refers to a single member of the Company's Board.

  Board refers to the Company's Board of Directors as a group.

  Company refers to UAM Funds, Inc.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

  Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

  Governing Board, see Board.

  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.


  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.


Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.





  baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.


  c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  plus (+) or       Moody's applies numerical modifiers 1, 2, and 3 in each
  minus (-)         rating classifications "aa" through "bb." The modifier 1
                    indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

   Aaa         Bonds which are rated "Aaa" are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Con. (...)  (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
               (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

   Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally


  Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    . Leading market positions in well-established industries.

                    .    High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.





FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings


  Investment Grade

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


  Speculative Grade

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                     Entities rated in this category have defaulted on some or
               all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings


  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D            Default.  Denotes actual or imminent payment default.


  Notes


  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

Comparative Benchmarks

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.


  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------


  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.


  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.


  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------


  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.


  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                UAM Funds, Inc.
                                 PO Box 219081
                            Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)




                             The McKee Portfolios

                        McKee Domestic Equity Portfolio
                     McKee International Equity Portfolio
                       McKee Small Cap Equity Portfolio
                        McKee U.S. Government Portfolio

                          Institutional Class Shares



                      Statement of Additional Information
                                 March 1, 2001

This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated March 1, 2001, as supplemented from time to time. You may obtain the Funds' prospectus by contacting the UAM Funds at the address listed above.

The audited financial statements of the Funds and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments.......................................  1
 Borrowing.................................................................  1
 Debt Securities...........................................................  1
 Derivatives...............................................................  7
 Equity Securities......................................................... 15
 Foreign Securities........................................................ 18
 Investment Companies...................................................... 21
 Repurchase Agreements..................................................... 22
 Restricted Securities..................................................... 22
 Securities Lending........................................................ 22
 Short Sales............................................................... 23
 When Issued Transactions.................................................. 24
Investment Policies of the Funds........................................... 24
 Fundamental Policies...................................................... 24
 Non-Fundamental Policies.................................................. 25
Management of the Company.................................................. 26
 Board Members............................................................. 26
 Officers.................................................................. 27
Principal Shareholders..................................................... 28
Investment Advisory and Other Services..................................... 31
 Investment Adviser........................................................ 31
 Distributor............................................................... 32
 Shareholder Servicing Arrangements........................................ 32
 Administrative Services................................................... 33
 Custodian................................................................. 35
 Independent Accountants................................................... 35
 Code of Ethics............................................................ 35
Brokerage Allocation and Other Practices................................... 35
 Selection of Brokers...................................................... 35
 Simultaneous Transactions................................................. 35
 Brokerage Commissions..................................................... 36
Capital Stock and Other Securities......................................... 36
Purchase, Redemption and Pricing of Shares................................. 39
 Net Asset Value Per Share................................................. 39
 Purchase of Shares........................................................ 39
 Redemption of Shares...................................................... 40
 Exchange Privilege........................................................ 42
 Transfer Of Shares........................................................ 42
Performance Calculations................................................... 42
 Total Return.............................................................. 42
 Yield..................................................................... 43
 Comparisons............................................................... 43
Financial Statements....................................................... 44
Glossary................................................................... 44
Bond Ratings............................................................... 45
 Moody's Investors Service, Inc............................................ 45
 Standard & Poor's Ratings Services........................................ 47
 Fitch Ratings............................................................. 49
Comparative Benchmarks..................................................... 50

Description of Permitted Investments

  As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds."

BORROWING
--------------------------------------------------------------------------------

  Each Fund may not borrow money, except if permitted by its fundamental investment policies:

  . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

  . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

  . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

  . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

  Borrowing is a form of leverage, which may magnify the Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Funds will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Funds will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing.

  FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Funds will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio securities that corresponds to the index.

  At the time of selling a put option, the Funds may cover the put option by:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

  Combined Positions

  A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

  Correlation of Prices

  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able to realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

  A synthetic convertible security is a combination investment in which a Fund purchases both (I) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

  Initial Public Offerings ("IPO")

  A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

  A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign markets may offer less protection to investors than U.S. markets:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Funds also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Funds expect the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of its respective total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the Funds' investment policies and restrictions; and

  . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

  A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

  When a Fund enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and a Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund's contract to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Funds

  The Funds will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Funds will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

  . not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

       Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . purchase shares of other investment companies to the extent permitted by applicable law. Each of the Funds may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits the fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

     Each of the Funds intend to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including
     (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.

Management of the Company

  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.

  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                              Aggregate           Total Compensation
                                                                                              Compensation        From UAM Funds
  Name, Address, Date of                                                                      from Company as of  Complex as of
  Birth                       Principal Occupations During the Past 5 years                   10/31/00            10/31/00
====================================================================================================================================
  John T. Bennett, Jr.        Mr. Bennett is President of Squam Investment Management Company,   $ 31,540            $ 45,700
  RR2 Box 700                 Inc. and Great Island Investment Company, Inc. (investment
  Center Harbor, NH 03226     management). From 1988 to 1993, Mr. Bennett was President of
  1/26/29                     Bennett Management Company.  Mr. Bennett serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  Nancy J. Dunn               Ms. Dunn has been Financial Officer of World Wildlife Fund         $ 31,540            $ 45,700
  1250 24/th/ St., NW         (nonprofit), since January 1999.  From 1991 to 1999, Ms. Dunn was
  Washington, DC  20037       Vice President for Finance and Administration and Treasurer of
  8/14/51                     Radcliffe College (Education).  Ms. Dunn serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  William A. Humenuk          Mr. Humenuk has been Senior Vice President Administration,         $ 31,540            $ 45,700
  10401 N. Meridian St        General Counsel and Secretary of Lone Star Industries Inc.
  Suite 400                   (cement and ready-mix concrete) since March 2000.  From June 1998
  Indianapolis, IN 46290      to March 2000 he was Executive Vice President and Chief
  4/21/42                     Administrative Officer of Philip Services Corp. (ferrous scrap processing, brokerage and industrial outsourcing services).  Mr.
                              Humenuk was a Partner in the Philadelphia office of the law firm
                              Dechert Price & Rhoads from July 1976 to June 1998.  He was also formerly a Director of Hofler Corp. (manufacturer of gear
                              grinding machines).  Mr. Humenuk serves on the Board of each
                              Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  Philip D. English           Mr. English is President and Chief Executive Officer of            $ 31,540            $ 45,700
  16 West Madison Street      Broventure Company, Inc., a company engaged in the investment
  Baltimore, MD 21201         management business.  He is also Chairman of the Board of Chektec
  8/5/48                      Corporation (Drugs) and Cyber Scientific, Inc. (computer mouse company).  Mr. English serves on the Board of each Company in the
                              UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  James F. Orr III*           President, Chief Executive Officer and Director of UAM since May   $      0            $      0
  One International Place     2000; Chairman and Chief Executive Officer of UNUM Corporation
  Boston, MA  02110           (Insurance) from 1988 to 1999; Trustee of Bates College and the
  3/5/43                      Committee for Economic Development; Chairman-elect of the Board of Trustees of the Rockefeller Foundation; Member of The Business
                              Roundtable, the Harvard Center for Society, and the Health
                              Advisory Council at the Harvard School of Public Health; Director
                              of the Nashua Corporation and the National Alliance of Business.

------------------------------------------------------------------------------------------------------------------------------------


OFFICERS
--------------------------------------------------------------------------------

  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                                  Aggregate          Aggregate
                            Position                                                          Compensation From    Compensation From
  Name, Address, Date of      with                                                            the Fund as of     the Fund Complex as
  Birth                       Fund          Principal Occupations During the Past 5 years     October 31, 2000   of October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
  James F. Orr III*           Board         President, Chief Executive Officer and Director of       $0                         $0
  One International Place     Member        UAM since May 2000; Chairman and Chief Executive
  Boston, MA  02110           President     Officer of UNUM Corporation (Insurance) from 1988 to
  3/5/43                                    1999; Trustee of Bates College and the Committee for
                                            Economic Development; Chairman-elect of the Board of
                                            Trustees of the Rockefeller Foundation; Member of The
                                            Business Roundtable, the Harvard Center for Society,
                                            and the Health Advisory Council at the Harvard School
                                            of Public Health; Director of the Nashua Corporation
                                            and the National Alliance of Business.

------------------------------------------------------------------------------------------------------------------------------------
  Linda T. Gibson             Secretary     General Counsel and Managing Director of UAM             $0                         $0
  211 Congress Street                       Investment Services, Inc. (financial services);
  Boston, MA  02110                         Senior Vice President and General Counsel of UAMFSI
  7/31/65                                   (financial services) and UAMFDI (broker-dealer) since
                                            April 2000; Senior Vice President and Secretary of
                                            Signature Financial Group, Inc. (financial services)
                                            and affiliated broker-dealers from 1991 to 2000;
                                            Director and Secretary of Signature Financial Group
                                            Europe, Ltd. (financial services) from 1995 to 2000;
                                            Secretary of the Citigroup Family of Mutual Funds
                                            (mutual funds) from 1996 to 2000; Secretary of the 59
                                            Wall Street Family of Mutual Funds (mutual funds)
                                            from 1996 to 2000.

------------------------------------------------------------------------------------------------------------------------------------
  Gary L. French              Treasurer     President of UAMFSI and UAMFDI; Treasurer of the         $0                         $0
  211 Congress Street                       Fidelity Group of Mutual Funds from 1991 to 1995;
  Boston, MA 02110                          held various other offices with Fidelity Investments
  7/4/51                                    from November 1990 to March 1995.


------------------------------------------------------------------------------------------------------------------------------------
  Theresa DelVecchio          Assistant     Secretary of UAMFSI (financial services) since           $0                         $0
  211 Congress Street         Secretary     February 1998; Secretary and Compliance Officer of
  Boston, MA  02110                         UAMFDI (broker-dealer) since February 2000; Assistant
  12/23/63                                  Vice President of Scudder Kemper Investments
                                            (financial services) from May 1992 to February 1998.

------------------------------------------------------------------------------------------------------------------------------------
  Robert J. DellaCroce        Assistant     Director, Mutual Fund Operations - SEI Investments;      $0                         $0
  SEI Investments             Treasurer     Senior Manager at Arthur Andersen prior to 1994.
  One Freedom Valley Rd.
  Oaks, PA  19456
  12/17/63

Principal Shareholders

  As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

                                                                Percentage of
  Name and Address of Shareholder                               Shares Owned            Fund                  Class
====================================================================================================================================
  Wilmington Trust Co                                             18.45%           McKee Domestic            Institutional
  FBO Iron Workers Local 549 Security Plan                                         Equity Portfolio          Class Shares
  c/o Mutual Funds
  PO Box 8971
  Wilmington, DE  19899-8971
------------------------------------------------------------------------------------------------------------------------------------
  Saxon & CO                                                      15.01%           McKee Domestic            Institutional
  Borough of Canonsburg                                                            Equity Portfolio          Class Shares
  68 E. Pike Street
  Canonsburg, PA  15317-1312

                                                                Percentage of
  Name and Address of Shareholder                               Shares Owned            Fund                  Class
====================================================================================================================================
  Carey & CO                                                      13.01%           McKee Domestic            Institutional
  PO Box 1558                                                                      Equity Portfolio          Class Shares
  Columbus, OH  43260-0002
------------------------------------------------------------------------------------------------------------------------------------
  City of St. Marys Police Pension Fund                           12.18%           McKee Domestic            Institutional
  808 S. Michael Road                                                              Equity Portfolio          Class Shares
  P.O. Box 1994
  Saint Marys, PA  15857-5994
------------------------------------------------------------------------------------------------------------------------------------
  Economy Bourough Employees Fund                                  8.09%           McKee Domestic            Institutional
  C/O Controllers Office                                                           Equity Portfolio          Class Shares
  2856 Conway Wallrose Road
  Baden, PA  15005-2306
------------------------------------------------------------------------------------------------------------------------------------
  Saxon & CO                                                       7.90%           McKee Domestic            Institutional
  Canonsburg Non-Uniform                                                           Equity Portfolio          Class Shares
  Borough of Cannonsburg
  68 E. Pike Street
  Canonsburg, PA  15317-1312
------------------------------------------------------------------------------------------------------------------------------------
  William Park & Joseph A Ramrath TR                               5.43%           McKee Domestic            Institutional
  UAM Profit Sharing & 401K Plan                                                   Equity Portfolio          Class Shares
  CS McKee U/A 01/01/89
  Attn:  Susan Darragh
  One Gateway Center
  Pittsburgh, PA  15222-1435
------------------------------------------------------------------------------------------------------------------------------------
  MAC & CO                                                        14.63%           McKee International       Institutional
  Mutual Funds Operations                                                          Equity Portfolio          Class Shares
  PO Box 3198
  Pittsburgh, PA  15230-3198
------------------------------------------------------------------------------------------------------------------------------------
  Saxon & CO                                                      12.00%           McKee International       Institutional
  FBO Westmoreland County Employees                                                Equity Portfolio          Class Shares
  Retirement Fund
  PO Box 7780
  Philadelphia, PA  19182-00011312
------------------------------------------------------------------------------------------------------------------------------------
  Fulvest & CO                                                    10.39%           McKee International       Institutional
  FBO Lancaster County Era                                                         Equity Portfolio          Class Shares
  PO Box 3215
  Lancaster, PA  17604-3215
------------------------------------------------------------------------------------------------------------------------------------
  AllFirst Trust CO NA                                            10.01%           McKee International       Institutional
  FBO County of Dauphin Retirement Plan                                            Equity Portfolio          Class Shares
  Security Processing 109-911
  PO Box 1596
  Baltimore, MD  21203-1596
------------------------------------------------------------------------------------------------------------------------------------
  Saxon & Co.                                                      6.18%           McKee International       Institutional
  FBO Butler City Retirement                                                       Equity Portfolio          Class Shares
  P.O. Box 7780-1888
  Philadelphia, PA  19182-0001
------------------------------------------------------------------------------------------------------------------------------------
  Mac & Co.                                                        6.04%           McKee International       Institutional
  P.O. Box 3198                                                                    Equity Portfolio          Class Shares
  Pittsburgh, PA  15230-3198
------------------------------------------------------------------------------------------------------------------------------------
  Saxon & Co.                                                      5.88%           McKee International       Institutional
  FBO Cumberland County                                                            Equity Portfolio          Class Shares
  City Employee Retirment Cust
  P.O. Box 7780-1888
  Philadelphia, PA  19182-0001
------------------------------------------------------------------------------------------------------------------------------------
  ALTRU Company                                                    5.77%           McKee International       Institutional
  PO Box 2450                                                                      Equity Portfolio          Class Shares
  Altoona, PA  16603-2450
------------------------------------------------------------------------------------------------------------------------------------
  First Union National Bank                                        5.30%           McKee International       Institutional
  FBO Lackawanna City Employee                                                     Equity Portfolio          Class Shares
  Retirment Fund
  1525 W Wt Harris Blvd.
  Charlotte NC  28262-8522

                                                                Percentage of
  Name and Address of Shareholder                               Shares Owned            Fund                  Class
====================================================================================================================================
  MAC & CO                                                        27.37%           McKee Small Cap           Institutional
  Mutual Funds Operations                                                          Equity Portfolio          Class Shares
  PO Box 3198
  Pittsburgh, PA  15230-3198
------------------------------------------------------------------------------------------------------------------------------------
  MAC & CO                                                        20.62%           McKee Small Cap           Institutional
  PO Box 3198                                                                      Equity Portfolio          Class Shares
  Pittsburgh, PA  15230-3198
------------------------------------------------------------------------------------------------------------------------------------
  First Union National Bank                                       12.67%           McKee Small Cap           Institutional
  FBO Lackawanna City Employees Retirement Fund                                    Equity Portfolio          Class Shares
  1525 West WT Harris Blvd CMG NC 1151
  Charlotte, NC  28262-8522
------------------------------------------------------------------------------------------------------------------------------------
  Carey & Co.                                                      7.41%           McKee Small Cap           Institutional
  P.O. Box 1558                                                                    Equity Portfolio          Class Shares
  Columbus, OH  43260-0002
------------------------------------------------------------------------------------------------------------------------------------
  National City Bank Cust                                          5.74%           McKee Small Cap           Institutional
  UAM Armstrong County Ret Plan                                                    Equity Portfolio          Class Shares
  Attn:  Mutual Funds
  P.O. Box 94984
  Cleveland, OH  44101-4984
------------------------------------------------------------------------------------------------------------------------------------
  One Valley Bank NA                                               5.36%           McKee Small Cap           Institutional
  Cust city of Morgantown Pension                                                  Equity Portfolio          Class Shares
  Attn:  Trust Dept.
  P.O. Box 1793
  Charlestown, WV  25326-1793
------------------------------------------------------------------------------------------------------------------------------------
  Wesbanco Bank Wheeling                                           5.35%           McKee Small Cap           Institutional
  Agnt City of Wheeling Municipal                                                  Equity Portfolio          Class Shares
  Employees Retirement & Benefit Fund
  U/A 1/10/89
  1 Bank Plaza Fl 5
  Wheeling WV  26003-3565
------------------------------------------------------------------------------------------------------------------------------------
  City of St. Marys Police Pension Fund                           20.07%           McKee U.S.                Institutional
  808 S Michael Rd                                                                 Government Portfolio      Class Shares
  P.O. Box 1994
  Saint Marys PA  15857-5994
------------------------------------------------------------------------------------------------------------------------------------
  Saxon & Co.                                                     18.98%           McKee U.S.                Institutional
  Account #1                                                                       Government Portfolio      Class Shares
  Borough of Canonsburg
  68 E Pike St
  Canonsburg, PA  15317-1312
------------------------------------------------------------------------------------------------------------------------------------
  Economy Borough Employees Fund                                  12.94%           Mckee U.S.                Institutional
  c/o Controllers Office                                                           Government Portfolio      Class Shares
  2856 Conway Wallrose Rd.
  Baden, PA  15005-2306
------------------------------------------------------------------------------------------------------------------------------------
  Saxon & Co.                                                      9.65%           McKee U.S.                Institutional
  Account #2                                                                       Government Portfolio      Class Shares
  Borough of Canonsburg
  68 E Pike St
  Canonsburg, PA  15317-1312
------------------------------------------------------------------------------------------------------------------------------------
  Hospitality Industry Benefit Fund                                8.83%           McKee U.S.                Institutional
  P.O. Box 230                                                                     Government Portfolio      Class Shares
  Niles, OH  44446-0230
------------------------------------------------------------------------------------------------------------------------------------
  City of St. Mary's Non-Uniform                                   7.28%           McKee U.S.                Institutional
  Pension Fund                                                                     Government Portfolio      Class Shares
  808 South Michael Rd.
  P.O. Box 1994
  St. Mary's PA  15857-5994
------------------------------------------------------------------------------------------------------------------------------------
  Local 485 Entenmanns Sales                                       6.71%           McKee U.S.                Institutional
  Persons Annuity Trust Fund                                                       Government Portfolio      Class Shares
  11 Duff Rd.
  Pittsburgh, PA  15235-3263

  Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  C.S. McKee & Co., Inc., a Pennsylvania corporation located at One Gateway Center, Pittsburgh, PA 15222, is the investment adviser to each of the Funds. The adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The adviser, a subsidiary of United Asset Management Corporation, has provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1931. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Funds of the UAM Funds Complex.

Investment Advisory Agreement

  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .  Manages the investment and reinvestment of the Funds' assets;

  . Continuously reviews, supervises and administers the investment program of the Funds; and

  . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Funds.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Funds' shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, each Fund pays its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Funds paid the following in management fees to the adviser:

                                                                      Investment Advisory Fees Paid
=============================================================================================================
Domestic Equity Portfolio
       2000                                                                   $  235,002
-------------------------------------------------------------------------------------------------------------
       1999                                                                   $  302,499
-------------------------------------------------------------------------------------------------------------
       1998                                                                   $  418,475
-------------------------------------------------------------------------------------------------------------
International Equity Portfolio
       2000                                                                   $1,301,284
-------------------------------------------------------------------------------------------------------------
       1999                                                                   $1,051,174
-------------------------------------------------------------------------------------------------------------
       1998                                                                   $  857,075
-------------------------------------------------------------------------------------------------------------
Small Cap Equity Portfolio
       2000                                                                   $  484,984
-------------------------------------------------------------------------------------------------------------
       1999                                                                   $  824,282
-------------------------------------------------------------------------------------------------------------
       1998                                                                   $  675,734
-------------------------------------------------------------------------------------------------------------
U.S. Government Portfolio
       2000                                                                   $   64,174
-------------------------------------------------------------------------------------------------------------
       1999                                                                   $  104,458
-------------------------------------------------------------------------------------------------------------
       1998                                                                   $  188,898

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for each Fund. The Funds offer their shares continuously. While UAMFDI will use its best efforts to sell shares of the Funds, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Funds.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Funds.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Company stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Company or Fund expenses.

  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.

Administration and Transfer Agency Fees

  Each Fund pays a four-part fee to UAMFSI as follows:

  1. An annual fee to UAMFSI for administrative services calculated as follows:

     .  $19,500 for the first operational class; plus

     .  $3,750 for each additional class; plus

     . A fee calculated from the aggregate net assets of each Fund at the following rates:

                                                                                                               Annual Rate
        ============================================================================================================================
        Domestic Equity Portfolio                                                                                0.043%
        ----------------------------------------------------------------------------------------------------------------------------
        International Equity Portfolio                                                                           0.063%
        ----------------------------------------------------------------------------------------------------------------------------
        Small Cap Equity Portfolio                                                                               0.043%
        ----------------------------------------------------------------------------------------------------------------------------
        U.S. Government Portfolio                                                                                0.043%

  2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

     .  Not more than $35,000 for the first operational class; plus

     .  $5,000 for each additional operational class; plus

     . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

  3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

     .  $10,500 for the first operational class; and

     .  $10,500 for each additional class.

  4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

     .  $7,500 for the first operational class; and

     .  $2,500 for each additional class.

  For the last three fiscal years the Funds paid the following in administration and sub-administration fees:

                                      Administrator's Fee     Sub-Administrator's Fee   Total Administrative Fee
  --------------------------------------------------------------------------------------------------------------
  Domestic Equity Portfolio
         2000                               $  35,015                $  46,304                 $ 107,381
  ------------------------------------------------------------------------------------------------------------
         1999                               $  27,987                $  70,883                 $  98,870
  ------------------------------------------------------------------------------------------------------------
         1998                               $ 112,236                $  83,629                 $ 195,865
  ------------------------------------------------------------------------------------------------------------
  International Equity Portfolio
         2000                               $ 135,711                $  89,996                 $ 256,555
  ------------------------------------------------------------------------------------------------------------
         1999                               $ 104,039                $ 109,597                 $ 213,636
  ------------------------------------------------------------------------------------------------------------
         1998                               $ 198,575                $ 120,940                 $ 319,515
  ------------------------------------------------------------------------------------------------------------
  Small Cap Equity Portfolio
         2000                               $  40,375                $  49,568                 $ 115,076
  ------------------------------------------------------------------------------------------------------------
         1999                               $  43,277                $  71,221                 $ 114,498
  ------------------------------------------------------------------------------------------------------------
         1998                               $  93,068                $  63,571                 $ 156,639
  ------------------------------------------------------------------------------------------------------------
  U.S. Government Portfolio
         2000                               $  25,598                $  40,277                 $  91,396
  ------------------------------------------------------------------------------------------------------------
         1999                               $  18,087                $  61,618                 $  79,705
  ------------------------------------------------------------------------------------------------------------
         1998                               $ 102,948                $  83,328                   186,276

CUSTODIAN
--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Funds' assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

  The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account, including securities that may be purchased or held by the Fund..

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

  During the fiscal year ended October 31, 2000, the adviser had no directed brokerage transactions for the Funds. As of October 31, 2000, the Domestic Equity Portfolio held $283,500 of securities in Merrill Lynch, one of its regular brokers or dealers, as that term is defined in the 1940 Act.

  When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Funds may place trades with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of the Funds shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the Funds paid the following in brokerage commissions:

                                                      Brokerage Commissions
  ======================================================================================
  Domestic Equity Portfolio
         2000                                              $  53,900
  --------------------------------------------------------------------------------------
         1999                                              $ 110,547
  --------------------------------------------------------------------------------------
         1998                                              $ 174,853
  --------------------------------------------------------------------------------------
  International Equity Portfolio
         2000                                              $ 640,436
  --------------------------------------------------------------------------------------
         1999                                              $ 339,129
  --------------------------------------------------------------------------------------
         1998                                              $ 211,763
  --------------------------------------------------------------------------------------
  Small Cap Equity Portfolio
         2000                                              $ 207,033
  --------------------------------------------------------------------------------------
         1999                                              $ 212,727
  --------------------------------------------------------------------------------------
         1998                                              $ 188,977
  --------------------------------------------------------------------------------------
  U.S. Government Portfolio
         2000                                              $1,876.18
  --------------------------------------------------------------------------------------
         1999                                              $       0
  --------------------------------------------------------------------------------------
         1998                                              $  12,459

  Brokerage commissions have varied because of changing asset and redemption levels, and a reduction in portfolio turnover.

Capital Stock and Other Securities

The Company

  The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street,

  Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and don-diversified funds. The McKee Small Cap Equity Portfolio is diversified which means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities). The McKee Domestic Equity and International Equity Portfolios are non-diversified.

Description Of Shares And Voting Rights

  The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

  If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Adviser Shares. The three classes represent interests in the same assets of a Fund and are identical except as discussed below:

  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .  Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .  Net income;

  .  Dividends; and

  .  NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the Funds at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.

  Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

  A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  As of October 31, 2000, the Funds had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of a Fund is equal to its NAV of its Fund. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by a Fund, plus cash and other assets plus income accrued but not yet received.

  Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How a Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases

  At its discretion, the Company may permit shareholders to purchase shares of the Funds with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of a Fund at the NAV of the Fund determined as of the same time.

  The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the Funds;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Funds to make payment wholly or partly in cash, the Funds may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  The Company requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

  The Funds will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

  The Company may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the Funds to another person by making a written request to the Company. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

  The Funds measure their performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  A Fund calculates the average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  Each Fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P    =    a hypothetical initial payment of $1,000

     T    =    average annual total return

     n    =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Set forth in the table below are the Funds' average annual returns for the one-year period ended October 31, 2000 and the period from a Fund's inception date through October 31, 2000.

                                                                   Shorter of 10 Years      30-Day
                                          One Year   Five Years    or Since Inception        Yield   Inception Date
  =================================================================================================================
  Domestic Equity Portfolio                -1.24%      12.65%              13.87%                            3/2/95
  -----------------------------------------------------------------------------------------------------------------
  International Equity Portfolio           -1.69%      11.05%               8.73%                           5/26/94
  -----------------------------------------------------------------------------------------------------------------
  Small Cap Equity Portfolio               -5.08%        N/A               -6.80%            0.22%         11/04/97
  -----------------------------------------------------------------------------------------------------------------
  U.S. Government Portfolio                 5.75%       4.37%               5.59%            5.33%           3/2/95

YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Funds may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

  .  that the indices and averages are generally unmanaged;

  . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the Funds' October 31, 2000 Annual
  Report:

  .  Financial statements for the fiscal year ended October 31, 2000.

  .  Financial highlights for the respective periods presented.

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Reports are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the Funds.

  Board Member refers to a single member of the Company's Board.

  Board refers to the Company's Board of Directors as a group.

  Company refers to UAM Funds, Inc.

  Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Funds' sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Funds' distributor.

  UAMFSI is UAM Fund Services, Inc., the Funds' administrator.

  UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Funds' sub-shareholder-servicing agent.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c            This is the lowest-rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  plus (+) or  Moody's applies numerical modifiers 1, 2, and 3 in each rating
  minus (-)    classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Debt Ratings - Taxable Debt & Deposits Globally

  Aaa          Bonds which are rated "Aaa" are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con. (...)   (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
               (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    . Leading market positions in well-established industries.

                    .    High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


  AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated 'C' is CURENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings


  Investment Grade

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D            Default.  Denotes actual or imminent payment default.

  Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  Fitch uses the same ratings for municipal securities as described above for Institutional Short-Term Credit Ratings.

Comparative Benchmarks

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                UAM Funds, Inc.
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)





                         NWQ Special Equity Portfolio

                          Institutional Class Shares
                      Institutional Service Class Shares



                      Statement of Additional Information
                                 March 1, 2001

  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated March 1, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

  The audited financial statements of the Funds and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments...........................................     1
 Borrowing.....................................................................     1
 Debt Securities...............................................................     1
 Derivatives...................................................................     7
 Equity Securities.............................................................    15
 Foreign Securities............................................................    18
 Investment Companies..........................................................    21
 Repurchase Agreements.........................................................    22
 Restricted Securities.........................................................    22
 Securities Lending............................................................    22
 Short Sales...................................................................    23
 When Issued Transactions......................................................    24
Investment Policies of the Fund................................................    24
 Fundamental Policies..........................................................    24
 Non-Fundamental Policies......................................................    25
Management of the Company......................................................    26
 Board Members.................................................................    26
 Officers......................................................................    27
Principal Shareholders.........................................................    28
Investment Advisory and Other Services.........................................    29
 Investment Adviser............................................................    29
 Distributor...................................................................    30
 Service And Distribution Plans................................................    30
 Administrative Services.......................................................    33
 Custodian.....................................................................    34
 Independent Accountants.......................................................    34
 Code of Ethics................................................................    34
Brokerage Allocation and Other Practices.......................................    35
 Selection of Brokers..........................................................    35
 Simultaneous Transactions.....................................................    35
 Brokerage Commissions.........................................................    35
Capital Stock and Other Securities.............................................    36
Purchase, Redemption and Pricing of Shares.....................................    38
 Net Asset Value Per Share.....................................................    38
 Purchase of Shares............................................................    39
 Redemption of Shares..........................................................    39
 Exchange Privilege............................................................    41
 Transfer Of Shares............................................................    41
Performance Calculations.......................................................    41
 Total Return..................................................................    41
 Yield.........................................................................    42
 Comparisons...................................................................    42
Financial Statements...........................................................    43
Glossary.......................................................................    43
Bond Ratings...................................................................    44
 Moody's Investors Service, Inc................................................    44
 Standard & Poor's Ratings Services............................................    46
 Fitch Ratings.................................................................    48
Comparative Benchmarks.........................................................    49

Description of Permitted Investments

  As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."

BORROWING
--------------------------------------------------------------------------------

  The Fund may not borrow money, except if permitted by its fundamental investment policies:

  . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

  . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

  . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

  . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

  Borrowing is a form of leverage, which may magnify the Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturites of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Funds will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options


  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options


  When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the
  premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:


  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio securities that corresponds to the index.

  At the time of selling a put option, the Funds may cover the put option by:

  .    Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .    Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


  A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

  Combined Positions

  A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .    Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies


  A "settlement hedge" or "transaction hedge" is designed to protect A Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.


  Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.


  Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

   Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


   Caps, Collars and Floors

   Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

   While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.


   When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

   Correlation of Prices

   A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

   Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

   . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

   . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

   . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

   Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able to realize profits or limit its losses.



  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk


  If the adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.


  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks


  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities


  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.


  A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.


  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


  Initial Public Offerings ("IPO")

  A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

  A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds


  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States
  companies.   The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign markets may offer less protection to investors than U.S. markets:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

 . restrictions on transferring securities within the United States or to U.S.
  persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Funds also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Funds expect the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of their respective total assets in the securities of other investment companies, but may not invest more than 5% of their total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the Funds' investment policies and restrictions; and

  . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

  A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

  When a Fund enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before s Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contract to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Fund

  The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation related to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940
     Act.

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

  . not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed),
     (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

          Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits the fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

     The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.

Management of the Company

  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.

  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Fund Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                               Aggregate          Total Compensation
                                                                                               Compensation from  From UAM Funds
  Name, Address, Date of                                                                       Company as of      Complex as of
  Birth                       Principal Occupations During the Past 5 years                    10/31/00           10/31/00
====================================================================================================================================
  John T. Bennett, Jr.        Mr. Bennett is President of Squam Investment Management Company,      $31,540            $45,700
  RR2 Box 700                 Inc. and Great Island Investment Company, Inc. (investment
  Center Harbor, NH 03226     management). From 1988 to 1993, Mr. Bennett was President of
  1/26/29                     Bennett Management Company.  Mr. Bennett serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Aggregate         Total Compensation
                                                                                                Compensation from From UAM Funds
  Name, Address, Date of                                                                        Company as of     Complex as of
  Birth                       Principal Occupations During the Past 5 years                     10/31/00          10/31/00
------------------------------------------------------------------------------------------------------------------------------------
  Nancy J. Dunn               Ms. Dunn has been Financial Officer of World Wildlife Fund            $31,540            $45,700
  1250 24th St., NW           (nonprofit), since January 1999.  From 1991 to 1999, Ms. Dunn was
  Washington, DC  20037       Vice President for Finance and Administration and Treasurer of
  8/14/51                     Radcliffe College (Education).  Ms. Dunn serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  William A. Humenuk          Mr. Humenuk has been Senior Vice President Administration,            $31,540            $45,700
  10401 N. Meridian St        General Counsel and Secretary of Lone Star Industries Inc.
  Suite 400                   (cement and ready-mix concrete) since March 2000.  From June 1998
  Indianapolis, IN 46290      to March 2000 he was Executive Vice President and Chief
  4/21/42                     Administrative Officer of Philip Services Corp. (ferrous scrap processing, brokerage and industrial outsourcing services).  Mr.
                              Humenuk was a Partner in the Philadelphia office of the law firm
                              Dechert Price & Rhoads from July 1976 to June 1998.  He was also formerly a Director of Hofler Corp. (manufacturer of gear
                              grinding machines).  Mr. Humenuk serves on the Board of each
                              Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  Philip D. English           Mr. English is President and Chief Executive Officer of               $31,540            $45,700
  16 West Madison Street      Broventure Company, Inc., a company engaged in the investment
  Baltimore, MD 21201         management business.  He is also Chairman of the Board of Chektec
  8/5/48                      Corporation (Drugs) and Cyber Scientific, Inc. (computer mouse company).  Mr. English serves on the Board of each Company in the
                              UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
  James F. Orr III*           President, Chief Executive Officer and Director of UAM since May      $     0            $     0
  One International Place     2000; Chairman and Chief Executive Officer of UNUM Corporation
  Boston, MA  02110           (Insurance) from 1988 to 1999; Trustee of Bates College and the
  3/5/43                      Committee for Economic Development; Chairman-elect of the Board of Trustees of the Rockefeller Foundation; Member of The Business
                              Roundtable, the Harvard Center for Society, and the Health
                              Advisory Council at the Harvard School of Public Health; Director
                              of the Nashua Corporation and the National Alliance of Business.

------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                                   Aggregate          Aggregate
                                                                                                  Compensation       Compensation
                                                                                                  From the Fund      From the Fund
  Name, Address, Date of    Position                                                                  as of          Complex as of
  Birth                     with Fund      Principal Occupations During the Past 5 years         October 31, 2000   October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
  James F. Orr III*         Board Member   President, Chief Executive Officer and Director of            $0                 $0
  One International Place   President      UAM since May 2000; Chairman and Chief Executive
  Boston, MA  02110                        Officer of UNUM Corporation (Insurance) from 1988 to
  3/5/43                                   1999; Trustee of Bates College and the Committee for
                                           Economic Development; Chairman-elect of the Board of
                                           Trustees of the Rockefeller Foundation; Member of The
                                           Business Roundtable, the Harvard Center for Society,
                                           and the Health Advisory Council at the Harvard School
                                           of Public Health; Director of the Nashua Corporation
                                           and the National Alliance of Business.

  ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Aggregate          Aggregate
                                                                                                  Compensation       Compensation
                                                                                                  From the Fund      From the Fund
  Name, Address, Date of    Position                                                                  as of          Complex as of
  Birth                     with Fund      Principal Occupations During the Past 5 years         October 31, 2000   October 31, 2000
  ----------------------------------------------------------------------------------------------------------------------------------
  Linda T. Gibson           Secretary      General Counsel and Managing Director of UAM                  $0                 $0
  211 Congress Street                      Investment Services, Inc. (financial services);
  Boston, MA  02110                        Senior Vice President and General Counsel of UAMFSI
  7/31/65                                  (financial services) and UAMFDI (broker-dealer) since
                                           April 2000; Senior Vice President and Secretary of
                                           Signature Financial Group, Inc. (financial services)
                                           and affiliated broker-dealers from 1991 to 2000;
                                           Director and Secretary of Signature Financial Group
                                           Europe, Ltd. (financial services) from 1995 to 2000;
                                           Secretary of the Citigroup Family of Mutual Funds
                                           (mutual funds) from 1996 to 2000; Secretary of the 59
                                           Wall Street Family of Mutual Funds (mutual funds)
                                           from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
  Gary L. French            Treasurer      President of UAMFSI and UAMFDI; Treasurer of the              $0                 $0
  211 Congress Street                      Fidelity Group of Mutual Funds from 1991 to 1995;
  Boston, MA 02110                         held various other offices with Fidelity Investments
  7/4/51                                   from November 1990 to March 1995.
------------------------------------------------------------------------------------------------------------------------------------
  Theresa DelVecchio        Assistant      Secretary of UAMFSI (financial services) since                $0                 $0
  211 Congress Street       Secretary      February 1998; Secretary and Compliance Officer of
  Boston, MA  02110                        UAMFDI (broker-dealer) since February 2000; Assistant
  12/23/63                                 Vice President of Scudder Kemper Investments
                                           (financial services) from May 1992 to February 1998.
------------------------------------------------------------------------------------------------------------------------------------
  Robert J. DellaCroce      Assistant      Director, Mutual Fund Operations - SEI Investments;           $0                 $0
  SEI Investments           Treasurer      Senior Manager at Arthur Andersen prior to 1994.
  One Freedom Valley Rd.
  Oaks, PA  19456
  12/17/63

Principal Shareholders

  As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

  Name and Address of Shareholder                                  Percentage of Shares Owned        Portfolio             Class
====================================================================================================================================
  Engineers Joint Pension Fund                                                 73.26%               NWQ Special        Institutional
  PO Box 100                                                                                     Equity Portfolio      Class Shares
  Syracuse, NY 13205-0100
------------------------------------------------------------------------------------------------------------------------------------
  Charles Schwab & CO INC                                                      15.06%            NWQ Special Equity    Institutional
  Reinvest Account                                                                                   Portfolio         Class Shares
  Attn:  Mutual Funds
  101 Montgomery St
  San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
  Linn Family Partnership                                                      83.96%            NWQ Special Equity    Institutional
  95 Broad cove Drive                                                                                Portfolio         Service Class
  Montgomery, TX 77356-8311                                                                                               Shares
------------------------------------------------------------------------------------------------------------------------------------
  CIBC World Markets Corp.                                                      6.82%            NWQ Special Equity    Institutional
  P.O. Box 3484                                                                                      Portfolio         Service Class
  Church Street Station                                                                                                   Shares
  New York, NY 10008-3484

  Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  NWQ Investment Management Company, Inc., a Massachusetts corporation located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, is the investment adviser for the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, a subsidiary of United Asset Management Corporation, has provided investment management services to institutional accounts and high net worth individuals since 1982. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Funds of the UAM Funds Complex.

Investment Advisory Agreement

  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .  Manages the investment and reinvestment of the Fund's assets;

  . Continuously reviews, supervises and administers the investment program of the Fund; and

  . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.


  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.


  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Fund.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, the Fund paid its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in management fees to the adviser:

                                         Investment Advisory Fees       Investment Advisory Fees         Total Investment Advisory
                                                Paid                            Waived                               Fees
====================================================================================================================================
  NWQ Special Equity Portfolio
             2000                                $99,225                        $147,386                           $246,611
------------------------------------------------------------------------------------------------------------------------------------
             1999                                $80,890                        $104,737                           $185,627
------------------------------------------------------------------------------------------------------------------------------------
             1998                                $     0                        $ 72,915                           $ 72,915

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for the Fund. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SERVICE AND DISTRIBUTION PLANS
--------------------------------------------------------------------------------

  The Company has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for the Fund's Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

Shareholder Servicing Plan

  The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with UAMFDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to a Fund's Institutional Service Class Shares to UAMFDI, to the Service Agent directly or through UAMFDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Institutional Service Class Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

  .  Acting as the sole shareholder of record and nominee for beneficial owners.

  . Maintaining account records for such beneficial owners of the Fund's shares.

  .  Opening and closing accounts.

  . Answering questions and handling correspondence from shareholders about their accounts.

  .  Processing shareholder orders to purchase, redeem and exchange shares.

  . Handling the transmission of funds representing the purchase price or redemption proceeds.

  . Issuing confirmations for transactions in the Fund's shares by shareholders.

  . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

  . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

  .  Providing account maintenance and accounting support for all transactions.

  . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.


Rule 12b-1 Distribution Plan

  The Distribution Plan permits the Fund to pay UAMFDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

  .  Advertising the availability of services and products.

  . Designing materials to send to customers and developing methods of making such materials accessible to customers.

  .  Providing information about the product needs of customers.

  . Providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund.

  . Receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information.

  .  Displaying and making available sales literature and prospectuses.

  . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

  In addition, the Institutional Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class. For the fiscal year ended October 31, 2000, the Fund paid distribution expenses totaling $22,097 as compensation to broker-dealers.


Fees Paid under the Service and Distribution Plans

  The Plans permit Institutional Service Class shares to pay distribution and service fees at the maximum annual rate of 1.00% of the class' average daily net assets for the year. The Company's Board has limited the amount the Institutional Service Class may pay under the Plans to 0.40% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time.

  The Fund will not reimburse the Distributor or others for distribution expenses incurred in excess of the amount permitted by the Plans.

  Subject to seeking best price and execution, the Fund may buy or sell portfolio securities through firms that receive payments under the Plans. UAMFDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.

Approving, Amending and Terminating the Plans

  Shareholders of the Fund have approved the Plans. The Plans also were approved by the Company's Board of the Fund, including a majority of the members of the Board who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.

  Continuing the Plans

  The Plans continue in effect from year to year so long as they are approved annually by a majority of the Fund's board members and its Plan Members. To continue the Plans, the Board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Company's Board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

  Amending the Plans

  A majority of the Company's Board and a majority of its Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.

  Terminating the Plans

  A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.

  Miscellaneous

  So long as the Plans are in effect, the Independent Board Members will select and nominate the Plan Members.

  The Fund and UAMFDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges. with these rules.

  Pursuant to the Plans, the Board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.

Additional Non-12b-1 Shareholder Servicing Arrangements

  In addition to payments by the Fund under the Plans, UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company, a Fund or any class of shares of a Fund. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to a Fund.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Company stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Company or Fund expenses.

  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.

Administration and Transfer Agency Fees

    Each Fund pays a four-part fee to UAMFSI as follows:

   1. An annual fee to UAMFSI for administrative services calculated as follows:

       .  $19,500 for the first operational class; plus

       .  $3,750 for each additional class; plus

       . A fee calculated from the aggregate net assets of the Fund at the following rates:

                                                               Annual Rate
       =========================================================================
       NWQ Special Equity Portfolio                               0.043%

   2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

       .  Not more than $35,000 for the first operational class; plus

       .  $5,000 for each additional operational class; plus

       . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

   3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

       .  $10,500 for the first operational class; and

       .  $10,500 for each additional class.

   4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

       .  $7,500 for the first operational class; and

       .  $2,500 for each additional class.

   For the last three fiscal years the Fund paid the following in administration and sub-administration fees:

                                   Administrator's Fee  Sub-Administrator's Fee  Total Administrative Fee
   ======================================================================================================
   NWQ Special Equity Portfolio
     2000                              $35,738                  $48,654                  $130,854
   ------------------------------------------------------------------------------------------------------
     1999                              $16,236                  $58,223                  $ 74,459
   ------------------------------------------------------------------------------------------------------
     1998                              $ 6,063                  $56,235                  $ 62,298

CUSTODIAN
--------------------------------------------------------------------------------

   The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

   The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account including securities purchased or held by the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement.
  In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

  During the fiscal year ended October 31, 2000, the adviser, through an internal allocation procedure, directed $32,978,016 of the Fund's brokerage transactions in exchange for certain research, execution and other services. Commissions paid on those transactions were $59,744. As of October 31, 2000, the Fund does not hold any securities of its regular brokers or dealers, as that term is defined in the 1940 Act.

  When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund execute transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the Fund paid the following in brokerage commissions:

                                           Brokerage Commissions
  ====================================================================
  NWQ Special Equity Portfolio
     2000                                         $63,970
  --------------------------------------------------------------------
     1999                                         $21,636
  --------------------------------------------------------------------
     1998                                         $37,253

  Brokerage commissions have varied due to changing asset levels.


Capital Stock and Other Securities


The Company

  The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified Funds. The Fund is diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

  The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

  If the Company is liquidated, the shareholders of the Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain Funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes represent interests in the same assets of a Fund and are identical except as discussed below:

  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .  Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .  Net income;


  .  Dividends; and

  .  NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

  Each Fund send account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

  A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Funds intend to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  As of October 31, 2000, the Fund had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of a class of Fund is equal to its NAV attributable to such class. The Fund calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund shares.

In-Kind Purchases

  At its discretion, the Company may permit shareholders to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

  The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the Fund;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund investments.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

  If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  The Company requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

  The Company may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations


  The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculate their current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each class of the Fund.

TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  The Fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV
     Where:

     P    =  a hypothetical initial payment of $1,000

     T    =  average annual total return

     n    =  number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


  Set forth in the table below are the Fund's average annual returns for the one-year period and the five-year period ended October 31, 2000 and the shorter of the ten-year period ended October 30, 2000 or the period from a Fund's inception date through October 31, 2000.

                                                              Shorter of 10 Years or
                                     One Year    Five Years      Since Inception        Inception Date
  ====================================================================================================
  Institutional Class                   13.80%                       10.77%                 11/4/97
  ----------------------------------------------------------------------------------------------------
  Institutional Service Class           13.33%                       10.70%                 11/7/97

YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------


  A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

  .  that the indices and averages are generally unmanaged;

  . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the Fund's October 31, 2000 Annual
  Report:

  .  Financial statements for the fiscal year ended October 31, 2000.

  .  Financial highlights for the respective periods presented.

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Fund.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the Fund.

  Board Member refers to a single member of the Company's Board.


  Board refers to the Company's Board of Directors as a group.

  Company refers to UAM Funds, Inc.

  Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.


Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.


  a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  plus (+) or       Moody's applies numerical modifiers 1, 2, and 3 in each
  minus (-)         rating classifications "aa" through "bb" The modifier 1
                    indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

  Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con. (...)        (This rating applies only to U.S. Tax-Exempt Municipals)
                    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally



  Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                        . Leading market positions in well-established industries.

                        .  High rates of return on funds employed.

                        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated 'BB','B','CCC','CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


  CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.




    FITCH RATINGS
--------------------------------------------------------------------------------




International Long-Term Credit Ratings


  Investment Grade

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.


                         Entities rated "DDD" have the highest prospect for
                    resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings


  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D                 Default.  Denotes actual or imminent payment default.

  Notes


  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.


  Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

Comparative Benchmarks


  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.


  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are: 1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------


  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                UAM Funds, Inc.
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)





                       The Rice, Hall, James Portfolios
                     Rice, Hall, James Small Cap Portfolio
                   Rice, Hall, James Small/Mid Cap Portfolio

                          Institutional Class Shares


                      Statement of Additional Information
                                 March 1, 2001


This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated March 1, 2001, as supplemented from time to time. You may obtain the Funds' prospectus by contacting the UAM Funds at the address listed above.

The audited financial statements of the Funds and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments.......................................  1
   Borrowing...............................................................  1
   Debt Securities.........................................................  1
   Derivatives.............................................................  8
   Equity Securities....................................................... 15
   Foreign Securities...................................................... 18
   Investment Companies.................................................... 22
   Repurchase Agreements................................................... 22
   Restricted Securities................................................... 22
   Securities Lending...................................................... 23
   Short Sales............................................................. 23
   When Issued Transactions................................................ 24
Investment Policies of the Funds........................................... 25
   Fundamental Policies.................................................... 25
   Non-Fundamental Policies................................................ 25
Management of the Company.................................................. 26
   Board Members........................................................... 27
   Officers................................................................ 28
Principal Shareholders..................................................... 28
Investment Advisory and Other Services..................................... 29
   Investment Adviser...................................................... 29
   Distributor............................................................. 31
   Shareholder Servicing Arrangements...................................... 31
   Administrative Services................................................. 32
   Custodian............................................................... 33
   Independent Accountants................................................. 33
   Code of Ethics.......................................................... 34
Brokerage Allocation and Other Practices................................... 34
   Selection of Brokers.................................................... 34
   Simultaneous Transactions............................................... 34
   Brokerage Commissions................................................... 35
Capital Stock and Other Securities......................................... 35
Purchase, Redemption and Pricing of Shares................................. 37
   Net Asset Value Per Share............................................... 37
   Purchase of Shares...................................................... 38
   Redemption of Shares.................................................... 39
   Exchange Privilege...................................................... 40
   Transfer Of Shares...................................................... 41
Performance Calculations................................................... 41
   Total Return............................................................ 41
   Yield................................................................... 41
   Comparisons............................................................. 42
Financial Statements....................................................... 42
Glossary................................................................... 43
Bond Ratings............................................................... 43
   Moody's Investors Service, Inc.......................................... 43
   Standard & Poor's Ratings Services...................................... 46
   Fitch Ratings........................................................... 48
Comparative Benchmarks..................................................... 49

Description of Permitted Investments

  As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds."

BORROWING
--------------------------------------------------------------------------------
  Fund may not borrow money, except if permitted by its fundamental investment policies:

  . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

  . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

  . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

  . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

  Borrowing is a form of leverage, which may magnify a Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Funds will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Funds will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------
  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Funds will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .    Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
       and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.


     Selling (Writing) Put and Call Options

     When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio securities that corresponds to the index.

     At the time of selling a put option, the Funds may cover the put option by:

     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.


     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.


     Combined Positions

     A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.


     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


     Swaps, Caps, Collars and Floors


     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.


     Correlation of Prices

     A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.


     Lack of Liquidity

     Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Funds may not be able to close out its position. In an illiquid market, a Fund may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .    have to purchase or sell the instrument underlying the contract;

     .    not be able to hedge its investments; and

     .    not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.


     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.


     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .    actual and anticipated changes in interest rates;

     .    fiscal and monetary policies; and

     .    national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities


     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.



     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges.

     Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


     Initial Public Offerings ("IPO")

     A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.


     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .    have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to investors than U.S. markets:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into United States dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .   Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     .   Offer less protection of property rights than more developed countries;
         and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

     The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

     On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Funds also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Funds expect the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

     . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     .    How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of their respective total assets in the securities of other investment companies, but may not invest more than 5% of their total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

     .    For cash management purposes;

     .    Consistent with the Funds' investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before s Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.


SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     .   Take advantage of an anticipated decline in prices.

     .   Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     A Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Funds

     A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

     . not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) a

         Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .   invest in the securities of foreign issuers.

     . purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

         The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . invest in illiquid and restricted securities to the extent permitted by applicable law.

         Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     .   write covered call options and may buy and sell put and call options.

     .   enter into repurchase agreements.

     . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

     .   sell securities short and engage in short sales "against the box."

     .   enter into swap transactions.


Management of the Company

     The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

     .   A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

     .   $1,500 for each private meeting of the Board;

     .   $1,000 for each telephonic meeting of the Board; and

     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

     The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                    Aggregate            Total
                                                                                    Compensation from    Compensation From
    Name, Address, Date of                                                          Company as of        UAM Funds Complex
    Birth                     Principal Occupations During the Past 5 years         10/31/00             as of 10/31/00
    ========================================================================================================================
    John T. Bennett, Jr.      Mr. Bennett is President of Squam Investment                $31,540             $45,700
    RR2 Box 700               Management Company, Inc. and Great Island
    Center Harbor, NH 03226   Investment Company, Inc. (investment management).
    1/26/29                   From 1988 to 1993, Mr. Bennett was President of
                              Bennett Management Company.  Mr. Bennett serves on
                              the Board of each Company in the UAM Funds Complex.
    ------------------------------------------------------------------------------------------------------------------------
    Nancy J. Dunn             Ms. Dunn has been Financial Officer of World                $31,540             $45,700
    1250 24th St., NW         Wildlife Fund (nonprofit), since January 1999.
    Washington, DC 20037      From 1991 to 1999, Ms. Dunn was Vice President for
    8/14/51                   Finance and Administration and Treasurer of
                              Radcliffe College (Education).  Ms. Dunn serves on
                              the Board of each Company in the UAM Funds Complex.
    ------------------------------------------------------------------------------------------------------------------------
    William A. Humenuk        Mr. Humenuk has been Senior Vice President                  $31,540             $45,700
    10401 N. Meridian St      Administration, General Counsel and Secretary of
    Suite 400                 Lone Star Industries Inc. (cement and ready-mix
    Indianapolis, IN 46290    concrete) since March 2000.  From June 1998 to
    4/21/42                   March 2000 he was Executive Vice President and
                              Chief Administrative Officer of Philip Services
                              Corp. (ferrous scrap processing, brokerage and
                              industrial outsourcing services).  Mr. Humenuk was
                              a Partner in the Philadelphia office of the law
                              firm Dechert Price & Rhoads from July 1976 to June
                              1998.  He was also formerly a Director of Hofler
                              Corp. (manufacturer of gear grinding machines).
                              Mr. Humenuk serves on the Board of each Company in
                              the UAM Funds Complex.
    ------------------------------------------------------------------------------------------------------------------------
    Philip D. English         Mr. English is President and Chief Executive                $31,540             $45,700
    16 West Madison Street    Officer of Broventure Company, Inc., a company
    Baltimore, MD 21201       engaged in the investment management business.  He
    8/5/48                    is also Chairman of the Board of Chektec
                              Corporation (Drugs) and Cyber Scientific, Inc.
                              (computer mouse company).  Mr. English serves on
                              the Board of each Company in the UAM Funds Complex.
    ------------------------------------------------------------------------------------------------------------------------
    James F. Orr III*         President, Chief Executive Officer and Director of          $     0             $     0
    One International Place   UAM since May 2000; Chairman and Chief Executive
    Boston, MA 02110          Officer of UNUM Corporation (Insurance) from 1988
    3/5/43                    to 1999; Trustee of Bates College and the Committee
                              for Economic Development; Chairman-elect of the
                              Board of Trustees of the Rockefeller Foundation;
                              Member of The Business Roundtable, the Harvard
                              Center for Society, and the Health Advisory
                              Council at the Harvard School of Public Health;
                              Director of the Nashua Corporation and the
                              National Alliance of Business.

    ------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

     The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                                                  Aggregate
                                                                                               Aggregate       Compensation From
                             Position                                                      Compensation From   the Fund Complex as
    Name, Address, Date of     with                                                          the Fund as of    of October 31, 2000
    Birth                     Fund      Principal Occupations During the Past 5 years       October 31, 2000
    -------------------------------------------------------------------------------------------------------------------------------
    James F. Orr III*        Board      President, Chief Executive Officer and                     $0                   $0
    One International Place  Member     Director of UAM since May 2000; Chairman
    Boston, MA 02110         President  and Chief Executive Officer of UNUM
    3/5/43                              Corporation (Insurance) from 1988 to
                                        1999; Trustee of Bates College and the
                                        Committee for Economic Development;
                                        Chairman-elect of the Board of Trustees
                                        of the Rockefeller Foundation; Member of
                                        The Business Roundtable, the Harvard
                                        Center for Society, and the Health
                                        Advisory Council at the Harvard School
                                        of Public Health; Director of the Nashua
                                        Corporation and the National Alliance of
                                        Business.

    -------------------------------------------------------------------------------------------------------------------------------
    Linda T. Gibson          Secretary  General Counsel and Managing Director of                   $0                   $0
    211 Congress Street                 UAM Investment Services, Inc. (financial
    Boston, MA 02110                    services); Senior Vice President and
    7/31/65                             General Counsel of UAMFSI (financial
                                        services) and UAMFDI (broker-dealer)
                                        since April 2000; Senior Vice President
                                        and Secretary of Signature Financial
                                        Group, Inc. (financial services) and
                                        affiliated broker-dealers from 1991 to
                                        2000; Director and Secretary of Signature
                                        Financial Group Europe, Ltd. (financial
                                        services) from 1995 to 2000; Secretary of
                                        the Citigroup Family of Mutual Funds
                                        (mutual funds) from 1996 to 2000;
                                        Secretary of the 59 Wall Street Family of
                                        Mutual Funds (mutual funds) from 1996 to
                                        2000.
    -------------------------------------------------------------------------------------------------------------------------------
    Gary L. French           Treasurer  President of UAMFSI and UAMFDI; Treasurer                  $0                   $0
    211 Congress Street                 of the Fidelity Group of Mutual Funds
    Boston, MA 02110                    from 1991 to 1995; held various other
    7/4/51                              offices with Fidelity Investments from
                                        November 1990 to March 1995.
    -------------------------------------------------------------------------------------------------------------------------------
    Theresa DelVecchio       Assistant  Secretary of UAMFSI (financial services)                   $0                   $0
    211 Congress Street      Secretary  since February 1998; Secretary and
    Boston, MA 02110                    Compliance Officer of UAMFDI
    12/23/63                            (broker-dealer) since  February 2000;
                                        Assistant Vice President of Scudder
                                        Kemper Investments (financial services)
                                        from May 1992 to February 1998.
    -------------------------------------------------------------------------------------------------------------------------------
    Robert J. DellaCroce     Assistant  Director, Mutual Fund Operations - SEI                     $0                   $0
    SEI Investments          Treasurer  Investments; Senior Manager at Arthur
    One Freedom Valley Rd.              Andersen prior to 1994.
    Oaks, PA 19456
    12/17/63

Principal Shareholders

     As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

     Name and Address of Shareholder                 Percentage of Shares Owned           Fund                 Class
     ==============================================================================================================================
     Charles Schwab & Co Inc                                   37.01%                Rice Hall James       Institutional
     Reinvest Account                                                              Small Cap Portfolio     Class Shares
     Attn:  Mutual Funds

     101 Montgomery Street
     San Francisco, CA 94104-4122
     -----------------------------------------------------------------------------------------------------------------------
     National Investor Services Corp.                         17.63 %                Rice Hall James       Institutional
     FBO Customers                                                                 Small Cap Portfolio     Class Shares
     55 Water St. FL 32
     New York NY 10041-3299
     -----------------------------------------------------------------------------------------------------------------------
     FTC & Co.                                                 5.97%                 Rice Hall James       Institutional
     Attn:  Datalynx House A/C                                                     Small Cap Portfolio     Class Shares
     P.O. Box 173736
     Denver, CO 80217-3736
     -----------------------------------------------------------------------------------------------------------------------
     Fidelity Invest Inst Operations Co                        5.19%                 Rice Hall James       Institutional
     Inc for Certain Employee                                                      Small Cap Portfolio     Class Shares
     Benefits Plan
     100 Magellan Way KWIC
     Covington, KY 41015-1999
     -----------------------------------------------------------------------------------------------------------------------
     Charles Schwab & Co. Inc.                                11.00%                 Rice Hall James       Institutional
     FBO Reinvest Account                                                             Small/Mid Cap        Class Shares
     Attn:  Mutual Funds                                                                Portfolio
     101 Montgomery Street
     San Francisco, CA 94104-4122
     -----------------------------------------------------------------------------------------------------------------------
     Johnson Machinery Co.                                     9.84%                 Rice Hall James       Institutional
     Attn: Kevin Kelly                                                                Small/Mid Cap        Class Shares
     PO Box 351                                                                         Portfolio
     Riverside, CA 92502-0351
     -----------------------------------------------------------------------------------------------------------------------
     City National Bank                                        7.88%                 Rice Hall James       Institutional
     FBO Johnson Machinery PSP                                                        Small/Mid Cap        Class Shares
     A/C # 67347006
     PO Box 60520
     Los Angeles, CA 90060-0520
     -----------------------------------------------------------------------------------------------------------------------
     California Lutheran University                            7.84%                 Rice Hall James       Institutional
     60 W. Olsen Road # 1200                                                          Small/Mid Cap        Class Shares
     Thousand Oaks, CA 91360-2787
     -----------------------------------------------------------------------------------------------------------------------
     First Union National Bank Cust                            6.93%                 Rice Hall James       Institutional
     FBO Portfolio Strategies                                                         Small/Mid Cap        Class Shares
     1525 W White Blvd #CNG3C4
     Charlotte, NC 28262-2266


     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Rice, Hall, James & Associates, a California corporation located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is the investment adviser to each Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, a subsidiary of United Asset Management Corporation, has provided investment management services to individual and institutional investors since 1974. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group.

     UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Funds of the UAM Funds Complex.

Fund Management

     Teams of investment professionals are primarily responsible for the day-to-day management of the Funds. Listed below are the investment professionals that comprise those teams and a brief description of their business experience.

     Name and Title                                                    Experience
     =============================================================================================================================
     Thomas W. McDowell, Jr.  Mr. McDowell has over twenty years' investment experience. Mr. McDowell joined the adviser in 1984.
     President and Chief      Prior to that time, he was Investment Officer, Security Analyst and Portfolio Manager at California
     Executive Officer        First Bank. He earned his B.A. degree from the University of California, Los Angeles and his M.B.A.
                              from San Diego State University.
     -----------------------------------------------------------------------------------------------------------------------------
     David P. Tessmer         Mr. Tessmer has thirty-one years' investment experience. Prior to joining the adviser in 1986,
     Partner                  Mr. Tessmer was Vice President and Senior Portfolio Manager at The Pacific Century Group, San Diego.
                              He earned his B.S. degree in Investment Management at Northwestern University and his M.B.A. in
                              Finance at Columbia Graduate School of Business.
     -----------------------------------------------------------------------------------------------------------------------------
     Timothy A. Todaro        Mr. Todaro has twenty years' investment experience. Mr. Todaro joined the adviser in 1983. Prior to
     Partner                  that time, he was Senior Investment Analyst at Comerica Bank, Detroit, Michigan. Mr. Todaro earned his B.A. in Economics at the University of California, San Diego and his M.B.A. degree in
                              Finance/International Business at the University of Wisconsin, Madison. He is a Chartered Financial
                              Analyst.
     -----------------------------------------------------------------------------------------------------------------------------
     Gary S. Rice             Mr. Rice has eighteen years' investment experience. Mr. Rice was an Account Administrator with the
     Partner                  Trust Division at Federated Investors, Inc., Pittsburgh, Pennsylvania prior to joining the adviser in 1983. He earned his B.A. degree in Economics/Business Administration at Vanderbilt University.
     -----------------------------------------------------------------------------------------------------------------------------
     Douglas Sheres           Mr. Sheres has over six years' investment experience. Prior to joining the adviser in March of 1998,
     Partner                  he was an Institutional Sales professional with Merrill Lynch in San Diego from May 1996 until
                              February 1998. Previously he was a Research Analyst with Pacific Asset Management from January 1994 until May 1996. He began his career in January 1993 as a Demographics Consultant with I Cubed
                              Information Strategies after graduating from the University of California San Diego with a B.A. in
                              Psychology.
     -----------------------------------------------------------------------------------------------------------------------------
     Cara M. Agan             Ms. Agan has three-year investment experience. Prior to joining the advisor in 2001, Ms. Agan was
     Security Analyst         an analyst in the Equity Research Department at George K. Baum & Company. Ms. Agan earned her B. S.
                              from Truman State University and a M. A. in Finance from the University of Exeter.

Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser

     The adviser:

     .   Manages the investment and reinvestment of the Funds' assets;

     . Continuously reviews, supervises and administers the investment program of the Funds; and

     . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory
     Agreement.

     Continuing an Investment Advisory Agreement

     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Funds.

     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Funds' shareholders vote to do so or a majority of Board Members vote to do so; and

     .  It gives the adviser 60 days' written notice.

     The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the Funds paid the adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Funds paid the following in management fees to the adviser:

                                Investment Advisory Fees        Investment Advisory Fees     Total Investment Advisory
                                        Paid                           Waived                          Fees
     =====================================================================================================================
     Small Cap Portfolio
          2000                        $440,450                        $     0                        $440,450
     ---------------------------------------------------------------------------------------------------------------------
          1999                        $344,628                        $     0                        $344,628
     ---------------------------------------------------------------------------------------------------------------------
          1998                        $367,727                        $     0                        $367,727
     ---------------------------------------------------------------------------------------------------------------------
     Small/Mid Cap Portfolio
          2000                        $ 79,760                        $81,800                         161,560
     ---------------------------------------------------------------------------------------------------------------------
          1999                        $105,299                        $71,187                        $176,486
     ---------------------------------------------------------------------------------------------------------------------
          1998                         $43,801                        $57,343                        $101,144


DISTRIBUTOR
--------------------------------------------------------------------------------

     UAMFDI serves as the distributor for each Fund. The Funds offer their shares continuously. While UAMFDI will use its best efforts to sell shares of the Funds, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Funds.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

     Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

     .    Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .    SEC fees and state Blue-Sky fees.

     .    EDGAR filing fees.

     .    Processing services and related fees.

     .    Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .    Insurance premiums including fidelity bond premiums.

     .    Outside legal expenses.

     .    Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Funds.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .    Cost and expenses of Company stationery and forms.

     .    Costs of special telephone and data lines and devices.

     .    Trade association dues and expenses.

     . Any extraordinary expenses and other customary Company or Fund expenses.

     The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.

Administration and Transfer Agency Fees

     Each Fund pays a four-part fee to UAMFSI as follows:

1.   An annual fee to UAMFSI for administrative services calculated as follows:

     .    $19,500 for the first operational class; plus

     .    $3,750 for each additional class; plus

     . A fee calculated from the aggregate net assets of each Fund at the following rates:

                                                                      Annual Rate
          ======================================================================================
          Small Cap Portfolio                                            0.043%
          --------------------------------------------------------------------------------------
          Small/Mid Cap Portfolio                                        0.043%


2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

     .    Not more than $35,000 for the first operational class; plus

     .    $5,000 for each additional operational class; plus

     . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

     .    $10,500 for the first operational class; and

     .    $10,500 for each additional class.

4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

     .    $7,500 for the first operational class; and

     .    $2,500 for each additional class.

For the last three fiscal years the Funds paid the following in administration and sub-administration fees:

                                       Administrator's Fee          Sub-Administrator's Fee        Total Administrative Fee
     ==============================================================================================================================
     Small Cap Portfolio
           2000                              $44,751                        $52,296                       $ 135,671
     ------------------------------------------------------------------------------------------------------------------------------
           1999                              $27,603                        $70,286                       $  97,899
     ------------------------------------------------------------------------------------------------------------------------------
           1998                              $22,712                        $80,210                       $ 102,922
     ------------------------------------------------------------------------------------------------------------------------------
     Small/Mid Cap Portfolio
           2000                              $28,196                        $42,288                       $ 105,245
     ------------------------------------------------------------------------------------------------------------------------------
           1999                              $17,445                        $60,849                       $  78,294
     ------------------------------------------------------------------------------------------------------------------------------
           1998                              $10,762                        $70,275                       $  81,037


CUSTODIAN
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

     The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account including securities that may be purchased or held by the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

     During the fiscal year ended October 31, 2000, the adviser had no directed brokerage transactions for the Funds. As of October 31, 2000, the Funds did not hold any securities of regular brokers or dealers, as that term is defined in the 1940 Act.

     When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

     The adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the Funds paid the following in brokerage commissions:

                                                                    Brokerage Commissions
     =========================================================================================
     Small Cap Portfolio
          2000                                                            $134,575
     -----------------------------------------------------------------------------------------
          1999                                                            $582,604
     -----------------------------------------------------------------------------------------
          1998                                                            $123,079
     -----------------------------------------------------------------------------------------
     Small/Mid Cap Portfolio
          2000                                                            $ 90,692
     -----------------------------------------------------------------------------------------
          1999                                                            $103,300
     -----------------------------------------------------------------------------------------
          1998                                                            $ 63,203

     Brokerage commissions have varied due to asset levels and redemption volumes.

Capital Stock and Other Securities


The Company

     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. Each Fund discussed in this SAI is diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

     The Company's Articles of Incorporation, as amended, permit its Board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes represent interests in the same assets of a Fund and are identical except as discussed below:

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .   Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .   Net income;

     .   Dividends; and

     .   NAV to the extent the Fund has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .   Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the Funds at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.

     Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

     A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, a Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     As of October 31, 2000, the Funds had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a Fund is equal to its NAV. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How a Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases

     At its discretion, the Company may permit shareholders to purchase shares of Funds the with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Funds at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the Funds;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under `Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    when the NYSE and custodian bank are closed;

     .    when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    for such other periods as the SEC may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the Funds to another person by making a written request to the Funds. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


Performance Calculations

     The Funds measure their performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
-------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates the average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     Each Fund calculates these figures according to the following formula:

          P (1 + T)/n/ = ERV

          Where:

          P      =   a hypothetical initial payment of $1,000

          T      =   average annual total return

          n      =   number of years

          ERV    =   ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Funds' average annual returns for the one-year period and the five-year period ended October 31, 2000 and the shorter of the ten-year period ended October 31, 2000 or the period from a Fund's inception date through October 31, 2000.

                                                                                       Shorter of 10
                                                                                      Years or Since
                                                   One Year          Five Years          Inception      Inception Date
     ====================================================================================================================
     Small Cap Portfolio                            27.02%             14.41%            19.62%             7/1/94
     --------------------------------------------------------------------------------------------------------------------
     Small/Mid Cap Portfolio                        39.10%                               16.56%            11/1/96

YIELD
--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

         d = the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------

     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Funds may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .   that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     . that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

     The following documents are included in the Funds' October 31, 2000 Annual
     Report:

     .   Financial statements for the fiscal year ended October 31, 2000.

     .   Financial highlights for the respective periods presented.

     .   The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Reports are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Funds.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

     Company refers to UAM Funds, Inc.

     Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

     NAV is the net asset value per share of a Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Funds' sub-administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Funds' distributor.

     UAMFSI is UAM Fund Services, Inc., the Funds' administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, Inc. the Funds' sub-shareholder-servicing agent.


Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

   aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+) or     Moody's applies numerical modifiers 1, 2, and 3 in each
     minus (-)       rating classifications "aa" through "bb" The modifier 1
                     indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Debt Ratings - Taxable Debt & Deposits Globally

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con.(...)       (This rating applies only to U.S. Tax-Exempt Municipals)
                     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                     . Leading market positions in well-established industries.

                     .        High rates of return on funds employed.

                     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.  Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated `BB', `B', `CCC' , `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

     C A subordinated debt or preferred stock obligation rated `C' is Currently Highly Vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

     A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

     Investment Grade

     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                                   Entities rated in this category have
                     defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D               Default.  Denotes actual or imminent payment default.


     Notes

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

Comparative Benchmarks

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index) published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     -----------------------

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

     Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ---------------------------

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     ------------------------------

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.


     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.


     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     --------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     --------------------------------

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                UAM Funds, Inc.

                                 PO Box 219081
                            Kansas City, MO  64121
                     (Toll free) 1-877-UAM-LINK (826-5465)






                             The Sirach Portfolios

                            Sirach Growth Portfolio
                            Sirach Equity Portfolio
                        Sirach Special Equity Portfolio
                      Sirach Strategic Balanced Portfolio
                             Sirach Bond Portfolio

                          Institutional Class Shares


                      Statement of Additional Information
                                 March 1, 2001



This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated March 1, 2001, as supplemented from time to time. You may obtain the Funds' prospectus by contacting the UAM Funds at the address listed above.

The audited financial statements of the Funds and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments......................................   1
 Borrowing................................................................   1
 Debt Securities..........................................................   1
 Derivatives..............................................................   7
 Equity Securities........................................................  14
 Foreign Securities.......................................................  17
 Investment Companies.....................................................  20
 Repurchase Agreements....................................................  21
 Restricted Securities....................................................  21
 Securities Lending.......................................................  21
 Short Sales..............................................................  22
 When Issued Transactions.................................................  23
Investment Policies of the Funds..........................................  23
 Fundamental Policies.....................................................  23
 Non-Fundamental Policies.................................................  24
Management of the Company.................................................  25
 Board Members............................................................  25
 Officers.................................................................  26
Principal Shareholders....................................................  27
Investment Advisory and Other Services....................................  29
 Investment Adviser.......................................................  29
 Distributor..............................................................  32
 Shareholder Servicing Arrangements.......................................  32
 Administrative Services..................................................  32
 Custodian................................................................  34
 Independent Accountants..................................................  34
 Code of Ethics...........................................................  34
Brokerage Allocation and Other Practices..................................  35
 Selection of Brokers.....................................................  35
 Simultaneous Transactions................................................  35
 Brokerage Commissions....................................................  35
Capital Stock and Other Securities........................................  36
Purchase, Redemption and Pricing of Shares................................  38
 Net Asset Value Per Share................................................  38
 Purchase of Shares.......................................................  39
 Redemption of Shares.....................................................  39
 Exchange Privilege.......................................................  41
 Transfer Of Shares.......................................................  41
Performance Calculations..................................................  41
 Total Return.............................................................  41
 Yield....................................................................  42
 Comparisons..............................................................  42
Financial Statements......................................................  43
Glossary..................................................................  43
Bond Ratings..............................................................  44
 Moody's Investors Service, Inc...........................................  44
 Standard & Poor's Ratings Services.......................................  46
 Fitch Ratings............................................................  48
Comparative Benchmarks....................................................  49

Description of Permitted Investments

  As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds"

BORROWING
--------------------------------------------------------------------------------

  Each Fund may not borrow money, except if permitted by its fundamental investment policies:

  . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed);

  . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

  . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

  . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

  Borrowing is a form of leverage, which may magnify the Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Funds will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.
  The Funds will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.

  Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Funds will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"),. and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the
  premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio securities that corresponds to the index.

  At the time of selling a put option, the Funds may cover the put option by:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

  Combined Positions

  A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect A Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

  Correlation of Prices

  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Funds may not be able to close out its position. In an illiquid market, a Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able to realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

  A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

  Initial Public Offerings ("IPO")

  A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

  A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States
  companies.   The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign markets may offer less protection to investors than U.S. markets:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issurers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Funds also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Funds expect the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of their respective total assets in the securities of other investment companies, but may not invest more than 5% of their total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

     .    For cash management purposes;

     .    Consistent with the Funds' investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before s Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Funds

  A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means a Fund may change them without shareholder approval. Each of the Funds may:

  . not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

  . The 1940 Act currently permits the fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

  . Each of the Funds intend to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including
     (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.

Management of the Company

  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.

  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                              Aggregate          Total Compensation
                                                                                              Compensation from  From UAM Funds
Name, Address, Date of                                                                        Company as of      Complex as of
Birth                       Principal Occupations During the Past 5 years                     10/31/00           10/31/00
===================================================================================================================================
John T. Bennett, Jr.        Mr. Bennett is President of Squam Investment Management Company,      $31,540             $45,700
RR2 Box 700                 Inc. and Great Island Investment Company, Inc. (investment
Center Harbor, NH 03226     management). From 1988 to 1993, Mr. Bennett was President of
1/26/29                     Bennett Management Company.  Mr. Bennett serves on the Board of each Company in the UAM Funds Complex.
-----------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn               Ms. Dunn has been Financial Officer of World Wildlife Fund            $31,540             $45,700
1250 24th St., NW           (nonprofit), since January 1999.  From 1991 to 1999, Ms. Dunn was
Washington, DC  20037       Vice President for Finance and Administration and Treasurer of
8/14/51                     Radcliffe College (Education).  Ms. Dunn serves on the Board of each Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Aggregate          Total Compensation
                                                                                               Compensation from  From UAM Funds
Name, Address, Date of                                                                         Company as of      Complex as of
Birth                        Principal Occupations During the Past 5 years                     10/31/00           10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk           Mr. Humenuk has been Senior Vice President Administration,             $31,540           $45,700
10401 N. Meridian St         General Counsel and Secretary of Lone Star Industries Inc.
Suite 400                    (cement and ready-mix concrete) since March 2000.  From June 1998
Indianapolis, IN 46290       to March 2000 he was Executive Vice President and Chief
4/21/42                      Administrative Officer of Philip Services Corp. (ferrous scrap processing, brokerage and industrial outsourcing services).  Mr.
                             Humenuk was a Partner in the Philadelphia office of the law firm
                             Dechert Price & Rhoads from July 1976 to June 1998.  He was also formerly a Director of Hofler Corp. (manufacturer of gear
                             grinding machines).  Mr. Humenuk serves on the Board of each
                             Company in the UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English            Mr. English is President and Chief Executive Officer of                $31,540           $45,700
16 West Madison Street       Broventure Company, Inc., a company engaged in the investment
Baltimore, MD 21201          management business.  He is also Chairman of the Board of Chektec
8/5/48                       Corporation (Drugs) and Cyber Scientific, Inc. (computer mouse company).  Mr. English serves on the Board of each Company in the
                             UAM Funds Complex.
------------------------------------------------------------------------------------------------------------------------------------
James F. Orr III*            President, Chief Executive Officer and Director of UAM since May       $     0           $     0
One International Place      2000; Chairman and Chief Executive Officer of UNUM Corporation
Boston, MA  02110            (Insurance) from 1988 to 1999; Trustee of Bates College and the
3/5/43                       Committee for Economic Development; Chairman-elect of the Board of Trustees of the Rockefeller Foundation; Member of The Business
                             Roundtable, the Harvard Center for Society, and the Health
                             Advisory Council at the Harvard School of Public Health; Director
                             of the Nashua Corporation and the National Alliance of Business.
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                                     Aggregate        Aggregate
                                                                                                   Compensation      Compensation
                                                                                                   From the Fund     From the Fund
                              Position                                                             as of October     Complex as of
Name, Address, Date of Birth  with Fund      Principal Occupations During the Past 5 years           31, 2000       October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
James F. Orr III*             Board Member   President, Chief Executive Officer and Director of          $0                $0
One International Place       President      UAM since May 2000; Chairman and Chief Executive
Boston, MA  02110                            Officer of UNUM Corporation (Insurance) from 1988 to
3/5/43                                       1999; Trustee of Bates College and the Committee for
                                             Economic Development; Chairman-elect of the Board of
                                             Trustees of the Rockefeller Foundation; Member of The
                                             Business Roundtable, the Harvard Center for Society,
                                             and the Health Advisory Council at the Harvard School
                                             of Public Health; Director of the Nashua Corporation
                                             and the National Alliance of Business.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Aggregate        Aggregate
                                                                                                   Compensation     Compensation
                                                                                                   From the Fund    From the Fund
                              Position                                                             as of October    Complex as of
Name, Address, Date of Birth  with Fund   Principal Occupations During the Past 5 years              31, 2000      October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
Linda T. Gibson               Secretary   General Counsel and Managing Director of UAM                  $0                $0
211 Congress Street                       Investment Services, Inc. (financial services);
Boston, MA  02110                         Senior Vice President and General Counsel of UAMFSI
7/31/65                                   (financial services) and UAMFDI (broker-dealer) since
                                          April 2000; Senior Vice President and Secretary of
                                          Signature Financial Group, Inc. (financial services)
                                          and affiliated broker-dealers from 1991 to 2000;
                                          Director and Secretary of Signature Financial Group
                                          Europe, Ltd. (financial services) from 1995 to 2000;
                                          Secretary of the Citigroup Family of Mutual Funds
                                          (mutual funds) from 1996 to 2000; Secretary of the 59
                                          Wall Street Family of Mutual Funds (mutual funds)
                                          from 1996 to 2000.
 -----------------------------------------------------------------------------------------------------------------------------------
Gary L. French                Treasurer   President of UAMFSI and UAMFDI; Treasurer of the              $0                $0
211 Congress Street                       Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                          held various other offices with Fidelity Investments
7/4/51                                    from November 1990 to March 1995.
------------------------------------------------------------------------------------------------------------------------------------
Theresa DelVecchio            Assistant   Secretary of UAMFSI (financial services) since                $0                $0
211 Congress Street           Secretary   February 1998; Secretary and Compliance Officer of
Boston, MA  02110                         UAMFDI (broker-dealer) since February 2000; Assistant
12/23/63                                  Vice President of Scudder Kemper Investments
                                          (financial services) from May 1992 to February 1998.
------------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce          Assistant   Director, Mutual Fund Operations - SEI Investments;           $0                $0
SEI Investments               Treasurer   Senior Manager at Arthur Andersen prior to 1994.
One Freedom Valley Rd.
Oaks, PA  19456
12/17/63

Principal Shareholders

  As of February, 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

Name and Address of Shareholder                                   Percentage of Shares Owned                  Fund
===================================================================================================================================
UMBSC & CO.                                                             21.55%                            Sirach Bond Portfolio
FBO Interstate Brands
Conservative Growth
PO Box 419260
Kansas City,  MO 64141-6260
-----------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & CO INC.                                                 9.29%                            Sirach Bond Portfolio
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4122
-----------------------------------------------------------------------------------------------------------------------------------
Wendel & Co.                                                             8.19%                            Sirach Bond Portfolio
FBO AAA
PO Box 1006
New York,  NY 10286
-----------------------------------------------------------------------------------------------------------------------------------
UMBSC & CO                                                               7.67%                            Sirach Bond Portfolio
FBO IBC Savings Invest-Cons-GR
PO Box 64141-6692
Kansas City, MO  64141-6692
------------------------------------------------------------------------------------------------------------------------------------
Gregory Thorton & John Flinn TR                                          6.85%                            Sirach Bond Portfolio
U/A Boston Newspaper Retirement FD
C/O Alicare Inc.
56 Roland Street
Boston, MA   02129-1235



Name and Address of Shareholder                                   Percentage of Shares Owned                  Fund
===================================================================================================================================
UMBSC & Co.                                                            6.04%                        Sirach Bond Portfolio
FBO Interstate Brands
Moderate Growth
P.O. Box 419260
Kansas City, MO  64141-6260
-----------------------------------------------------------------------------------------------------------------------------------
UMBSC & Co.                                                           14.83%                        Sirach Equity Portfolio
FBO Interstate Brands
Aggressive Growth
PO Box 419175
Kansas City,  MO 64141-6175
-----------------------------------------------------------------------------------------------------------------------------------
Lutsey Family Foundation, Inc.                                         8.57%                        Sirach Equity Portfolio
PO Box 22074
Green Bay,  WI 54305-2074
-----------------------------------------------------------------------------------------------------------------------------------
UMBSC & Co.                                                            6.90%                        Sirach Equity Portfolio
FBO Interstate Brands
Conservative Growth
PO Box 419175
Kansas City,  MO 64141-6175
-----------------------------------------------------------------------------------------------------------------------------------
Key Trust Company - PRISM                                              6.84%                        Sirach Equity Portfolio
Lane Powell, LLP PSP
4900 Tiedeman Road
Brooklyn,  OH  44144-2338
-----------------------------------------------------------------------------------------------------------------------------------
UMBSC & Co.                                                            6.83%                        Sirach Equity Portfolio
FBO Interstate Brands
Moderate Growth
P.O. Box 419175
Kansas City,  MO 64141-6175
-----------------------------------------------------------------------------------------------------------------------------------
SO Alaska Defined                                                     29.97%                        Sirach Growth Portfolio
Contribution Pension Plan
Attn:  Carol Patton
PO Box 241266
Anchorage,  AK 99524-1266
-----------------------------------------------------------------------------------------------------------------------------------
NFSC  FEBO                                                            25.43%                        Sirach Growth Portfolio
First Interstate Bank Financial Svcs. D
Cash Account
PO Box 30918
Billings,  MT  59116-0918
-----------------------------------------------------------------------------------------------------------------------------------
Wilmington Trust Co. TR                                               11.41%                        Sirach Growth Portfolio
FBO IBT 401K
Profit Sharing Plan
c/o Mutual Funds UAM
P.O. Box 8971
Wilmington,  DE 19899-8971
-----------------------------------------------------------------------------------------------------------------------------------
Wilmington Trust Co. TR                                                7.55%                        Sirach Growth Portfolio
FBO Cherokee Nation 401K Plan
c/o Mutual Funds UAM
PO Box 8971
Wilmington,  DE 19899-8971
-----------------------------------------------------------------------------------------------------------------------------------
Bank of New York CUST                                                 17.17%                        Sirach Special Equity Portfolio
Two Union Square
Automotive Machinists
601 Union Street, Suite 520
Seattle,  WA 98101-2328
-----------------------------------------------------------------------------------------------------------------------------------
Northern Trust Company CUST                                            6.58%                        Sirach Special Equity Portfolio
FBO Navajo Nation 367
PO Box 92956
Chicago,  IL  60675-2956
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Minnesota NA CUST                                          6.07%                        Sirach Special Equity Portfolio
FBO Hanford Oper. & Engineering
PO Box 1533
Minneapolis, MN 55480-1533


Name and Address of Shareholder                                   Percentage of Shares Owned                  Fund
===================================================================================================================================
Dingle & CO                                                             5.26%                  Sirach Special Equity Portfolio
c/o Comerica Bank Mutual Funds
Operating Engineers 324 Pen FD 246
PO Box 75000
Detroit,  MI  48275-0001
------------------------------------------------------------------------------------------------------------------------------------
South Bay Hotel Employee & Restaurant EE Pension Plan                  15.09%                  Sirach Strategic Balanced
c/o United Admin Services                                                                          Portfolio
PO Box 5057
San Jose,  CA  95150-5057
------------------------------------------------------------------------------------------------------------------------------------
Alaska Bricklayers Retirement Plan                                     13.46%                  Sirach Strategic Balanced
407 Denali Street                                                                                  Portfolio
Anchorage,  AK 99501-2615
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank Minnesota, NA                                         10.76%                  Sirach Strategic Balanced
FBO Agrium US Retirement Plan                                                                      Portfolio
Attn: Carol Patton
PO Box 1533
Minneapolis, MN 55480-1533
------------------------------------------------------------------------------------------------------------------------------------
SO Alaska Defined                                                       8.60%                  Sirach Strategic Balanced
Contribution Pension Plan                                                                          Portfolio
Attn: Carol Patton
P.O. Box 241266
Anchorage,  AK 99524-1266
------------------------------------------------------------------------------------------------------------------------------------
NANA Regional Corporation Inc.                                          6.01%                  Sirach Strategic Balanced
Employees Pension Plan                                                                             Portfolio
Attn: J Shelby Stanstny
1344 K Street
Anchorage,  AK  99501-1066
------------------------------------------------------------------------------------------------------------------------------------
Wendell & Co.                                                           5.33%                  Sirach Strategic Balanced
FBO San Diego Butchers                                                                             Portfolio
Wall Street Station
PO Box 1066
New York, NY  10268-1066

  Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Sirach Capital Management, Inc., located at Pike Tower, Seattle, Washington 98101, is the investment adviser to each of the Funds. The adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The adviser, a subsidiary of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group.

  UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Funds of the UAM Funds Complex.

Portfolio Management

  Teams of investment professionals are primarily responsible for the day-to-day management of the Funds. Listed below are the investment professionals that comprise those teams and a brief description of their business experience.

  Growth and Equity Portfolios

  The Adviser's Equity Management Team manages the Growth and Equity Portfolios. Listed below are the members of that team and a brief description of their business experience.

Name & Title                  Experience
====================================================================================================================================
Harvey G. Bateman             Mr. Bateman joined the adviser in 1988 as a Principal/Portfolio Manager, where he has
Principal/Portfolio Manager   managed equity accounts since 1989.
-----------------------------------------------------------------------------------------------------------------------------------
Sharon Rowley, CFA            Ms. Rowley joined the adviser in 1998 as a Principal/Portfolio Manager.  Before that she
Principal/Portfolio Manager   was a Principal at Seafirst Investment Counselors where she managed equity, bond and balanced accounts for high net worth individuals and institutional clients.
-----------------------------------------------------------------------------------------------------------------------------------
Karin L. Gibony               Ms. Gibony joined the adviser in 1990.  She has managed equity and balanced funds for
Principal/Portfolio Manager   Sirach Capital Management since 1991.
-----------------------------------------------------------------------------------------------------------------------------------
James P. Kieburtz             Mr. Kieburtz joined the adviser in 1994. Before that, he was a Systems Engineer
Principal/Portfolio Manager   specializing in financial account applications at the accounting firm of Hagen, Kurth &
                              Perman.

  Special Equity Portfolio

  The Adviser's Small Cap Equity Management Team manages the Special Equity Portfolio. Listed below are the members of that team and a brief description of their business experience.

Name & Title                  Experience
========================================================================================================================
Harvey G. Bateman             You may find Mr. Bateman's biography under Equity Management Team above.
Principal/Portfolio Manager
------------------------------------------------------------------------------------------------------------------------
James P. Kieburtz             You may find Mr. Kieburtz's biography under Equity Management Team above.
Principal/Portfolio Manager

  Bond Portfolio

  The Adviser's Fixed Income Management Team manages the Bond Portfolio. Listed below are the members of that team and a brief description of their business experience.

Name & Title                  Experience
========================================================================================================================
Craig F. Hintze               Mr. Hintze joined the adviser in 1996 as a Principal/Portfolio Manager when Olympic
Principal/Portfolio Manager   Capital Management merged with Sirach Capital Management. Before the merger, he was a
                              Principal of Olympic Capital Management where he had managed fixed-income portfolios for institutional clients since 1982.
------------------------------------------------------------------------------------------------------------------------
 John F. Dagres               Mr. Dagres joined the adviser in 1996 as a Principal/Portfolio Manager when Olympic
Principal/Portfolio Manager   Capital Management merged with Sirach Capital Management.  Before the merger, he was a
                              Principal of Olympic Capital Management where he had managed fixed income portfolios for institutional clients since 1982.
------------------------------------------------------------------------------------------------------------------------
Stephen J. Romano             Mr. Romano joined the adviser in 1991 as a Principal/Portfolio Manager.  Before that, he
Principal/Portfolio Manager   was a Senior Investment Officer at Seattle-First National Bank where he managed equity and fixed income portfolios for private banking clients
------------------------------------------------------------------------------------------------------------------------

Name & Title                  Experience
========================================================================================================================
Larry J. Katz                 Mr. Katz joined the adviser in 1996 as a Prinicpal/Portfolio Manager.  Before that, he
Principal/Portfolio Manager   was a Senior Analyst at Frank Russell Company from 1994 until 1996, an independent consultant during 1993 and a Senior Portfolio Manager at Puget Sound Savings Bank from
                              1984 through 1992.
------------------------------------------------------------------------------------------------------------------------

  Strategic Balanced Portfolio

  The Adviser's Equity Management Team manages the equity portion of the Strategic Balanced Portfolio and the Adviser's Fixed Income Management Team manages the debt portion of the Fund. You can find the composition of the teams and the biographies of their members under the appropriate heading above.

Investment Advisory Agreement

  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .  Manages the investment and reinvestment of the Funds' assets;

  . Continuously reviews, supervises and administers the investment program of the Funds; and

  . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Funds.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Funds' shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, the Funds pay its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Funds paid the following in management fees to the adviser:

                                    Investment Advisory Fees  Investment Advisory Fees   Total Investment Advisory
                                             Paid                     Waived                        Fees
  -----------------------------------------------------------------------------------------------------------------
  Growth Portfolio
       2000                                $  495,228                $      0                      $  495,228
  -----------------------------------------------------------------------------------------------------------------
       1999                                $  571,110                $      0                      $  571,110
  -----------------------------------------------------------------------------------------------------------------
       1998                                $  942,825                $      0                      $  942,815
  -----------------------------------------------------------------------------------------------------------------
  Equity Portfolio
       2000                                $  309,944                $115,601                      $  425,545
  -----------------------------------------------------------------------------------------------------------------
       1999                                $  294,707                $155,576                      $  139,131
  -----------------------------------------------------------------------------------------------------------------
       1998                                $  129,597                $105,815                      $   23,782
  -----------------------------------------------------------------------------------------------------------------
  Special Equity Portfolio
       2000                                $1,650,624                $      0                      $1,650,624
  -----------------------------------------------------------------------------------------------------------------
       1999                                $1,177,517                $      0                      $1,177,517
  -----------------------------------------------------------------------------------------------------------------
       1998                                $1,849,841                $      0                      $1,849,841
  -----------------------------------------------------------------------------------------------------------------
  Strategic Balanced Portfolio
       2000                                $  485,110                $      0                      $  485,110
  -----------------------------------------------------------------------------------------------------------------
       1999                                $  508,834                $      0                      $  508,834
  -----------------------------------------------------------------------------------------------------------------
       1998                                $  560,700                $      0                      $  560,700
  -----------------------------------------------------------------------------------------------------------------
  Bond Portfolio
       2000                                $   12,533                $250,480                      $  263,013
  -----------------------------------------------------------------------------------------------------------------
       1999                                $        0                $243,816                      $        0
  -----------------------------------------------------------------------------------------------------------------
       1998                                $        0                $182,632                      $        0


DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for each Fund. The Funds offer their shares continuously. While UAMFDI will use its best efforts to sell shares of the Funds, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------
  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Funds.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company.

  UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Funds.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Company stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Company or Fund expenses.

  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.

Administration and Transfer Agency Fees

  Each Fund pays a four-part fee to UAMFSI as follows:

  1. An annual fee to UAMFSI for administrative services calculated as follows:
     .  $19,500 for the first operational class; plus

     .  $3,750 for each additional class; plus

     . A fee calculated from the aggregate net assets of each Fund at the following rates:

                                                                    Annual Rate
        ------------------------------------------------------------------------
        Growth Portfolio                                               0.043%
        ------------------------------------------------------------------------
        Equity Portfolio                                               0.043%
        ------------------------------------------------------------------------
        Special Equity Portfolio                                       0.043%
        ------------------------------------------------------------------------
        Strategic Balanced Portfolio                                   0.063%
        ------------------------------------------------------------------------
        Bond Portfolio                                                 0.043%

  2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

     .  Not more than $35,000 for the first operational class; plus

     .  $5,000 for each additional operational class; plus

     . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

  3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

     .  $10,500 for the first operational class; and

     .  $10,500 for each additional class.

  4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

     . $7,500 for the first operational class; and $2,500 for each additional class.

  For the last three fiscal years the Funds paid the following in administration and sub-administration fees:

                                 Administrator's Fee  Sub-Administrator's Fee  Total Administrative Fee
-------------------------------------------------------------------------------------------------------
Growth Portfolio
     2000                             $ 55,724                 $ 63,026                  $170,947
-------------------------------------------------------------------------------------------------------
     1999                             $ 47,716                 $ 94,417                  $142,133
-------------------------------------------------------------------------------------------------------
     1998                             $199,766                 $137,236                  $337,002
-------------------------------------------------------------------------------------------------------
Equity Portfolio
     2000                             $ 47,682                 $ 55,105                  $132,149
-------------------------------------------------------------------------------------------------------
     1999                             $ 27,368                 $ 69,855                  $ 97,223
-------------------------------------------------------------------------------------------------------
     1998                             $ 93,669                 $ 76,332                  $170,001
-------------------------------------------------------------------------------------------------------
Special Equity Portfolio
     2000                             $120,898                 $106,503                  $265,476
-------------------------------------------------------------------------------------------------------
     1999                             $ 81,073                 $123,173                  $204,246
-------------------------------------------------------------------------------------------------------
     1998                             $358,557                 $245,389                  $603,946
-------------------------------------------------------------------------------------------------------
Strategic Balanced Portfolio
     2000                             $ 65,314                 $ 58,651                  $154,412
-------------------------------------------------------------------------------------------------------
     1999                             $ 58,484                 $ 84,804                  $143,288
-------------------------------------------------------------------------------------------------------
     1998                             $162,819                 $107,247                  $270,066
-------------------------------------------------------------------------------------------------------
Bond Portfolio
     2000                             $ 54,339                 $ 61,332                  $165,195
-------------------------------------------------------------------------------------------------------
     1999                             $ 39,507                 $ 74,467                  $113,974
-------------------------------------------------------------------------------------------------------
     1998                             $ 86,660                 $ 63,143                  $149,803


CUSTODIAN
--------------------------------------------------------------------------------
  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

  The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account, including securities that may be purchased or held by the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

  During the fiscal year ended October 31, 2000, the adviser had no directed brokerage transactions for the Funds. As of October 31, 2000, the Sirach Growth Portfolio held $361,406 worth of securities of Morgan Stanley Dean Witter & Co., one of its regular brokers or dealers, as that term is defined in the 1940 Act.

  When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the Funds paid the following in brokerage commissions:


                                        Brokerage Commissions
  -------------------------------------------------------------
  Growth Portfolio
       2000                                    $   86,591
  -------------------------------------------------------------
       1999                                    $  251,774
  -------------------------------------------------------------
       1998                                    $  386,341
  -------------------------------------------------------------
  Equity Portfolio
       2000                                    $   56,463
  -------------------------------------------------------------
       1999                                    $  124,840
  -------------------------------------------------------------
       1998                                    $   68,643
  -------------------------------------------------------------
  Special Equity Portfolio
       2000                                    $  319,576
  -------------------------------------------------------------
       1999                                    $1,338,694
  -------------------------------------------------------------
       1998                                    $  503,483
  -------------------------------------------------------------
  Strategic Balanced Portfolio
       2000                                    $   50,040
  -------------------------------------------------------------
       1999                                    $  121,366
  -------------------------------------------------------------
       1998                                    $  128,495
  -------------------------------------------------------------
  Bond Portfolio
       2000                                    $        0
  -------------------------------------------------------------
       1999                                    $        0
  -------------------------------------------------------------
       1998


  Brokerage commissions have varied due to changing asset levels and a reduction in portfolio turnover.

Capital Stock and Other Securities

The Company


  The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. Each Fund discussed in this SAI is diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

  The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

  If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes represent interests in the same assets of a Fund and are identical except as discussed below:

  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures;

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .  Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .  Net income;

  .  Dividends; and

  .  NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the Funds at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.

  Each Fund send account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

  A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. A Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  As of October 31, 2000 the Funds had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Calculating NAV

  The purchase and redemption price of the shares of the Fund is equal to its NAV of its Fund. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How a Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases

  At its discretion, the Company may permit shareholders to purchase shares of Funds the with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Funds at the NAV of the Fund determined as of the same time.

  The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the Funds;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value per Share" A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  The Company requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.

  The Funds will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

  The Company may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
  The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------
  Shareholders may transfer shares of the Funds to another person by making a written request to the Funds. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

  The Funds measure their performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------
  Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  Each Fund calculates these figures according to the following formula:

     P(1 + T)/n/ = ERV

     Where:
     P   =   a hypothetical initial payment of $1,000
     T   =   average annual total return
     n   =   number of years
     ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Set forth in the table below are the Funds' average annual returns for the one-year period ended October 31, 2000, the five-year period ended October 31, 2000 (if applicable) and the shorter of the ten-year period ended October 30, 2000 or the period from a Fund's inception date through October 31, 2000.

                                                                     Shorter of 10 Years
                                            One Year   Five Years    or Since Inception      30-Day Yields   Inception Date
  ----------------------------------------------------------------------------------------------------------------------------
  Growth Portfolio                           14.69%       21.46%             17.61%                              12/1/93
  ----------------------------------------------------------------------------------------------------------------------------
  Equity Portfolio                            7.62%                          19.85%                               7/1/96
  ----------------------------------------------------------------------------------------------------------------------------
  Special Equity Portfolio                   36.47%       21.57%             18.32%                              10/2/89
  ----------------------------------------------------------------------------------------------------------------------------
  Strategic Balanced Portfolio               11.07%       14.61%             12.48%               2.26%          12/1/93
  ----------------------------------------------------------------------------------------------------------------------------
  Bond Portfolio                              6.57%                           5.28%               6.63%          11/3/97


YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)6-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

  .  that the indices and averages are generally unmanaged;

  . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the Funds'  October 31, 2000 Annual
  Report:

  .  Financial statements for the fiscal year ended October 31, 2000.

  .  Financial highlights for the respective periods presented.

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Reports are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the Funds.

  Board Member refers to a single member of the Funds' Board.

  Board refers to the Funds' Board of Directors as a group.

  Company refers to UAM Funds, Inc.

  Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Funds' sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their Funds.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Funds' distributor.

  UAMSSC is UAM Fund Shareholder Servicing Center, Inc. the Funds' sub-shareholder-servicing agent.



Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

   aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

   a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

   baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

   b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

   caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

   ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

   c         This is the lowest-rated class of preferred or preference stock.
             Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or  Moody's applies numerical modifiers 1, 2, and 3 in each rating
minus (-)    classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category;
             the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

   Aaa         Bonds which are rated "Aaa" are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Con.(...)   (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
               (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  .  Leading market positions in well-established industries.

                  .  High rates of return on funds employed.

                  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB         An obligation rated 'BBB' exhibits adequate protection parameters.
              However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated 'C' is CURENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings


  Investment Grade

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or
              all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D           Default.  Denotes actual or imminent payment default.

  Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

Comparative Benchmarks

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The

  Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.


  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-

  Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.


  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                UAM Funds, Inc.
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)







                       The Sterling Partners' Portfolios
                     Sterling Partners' Balanced Portfolio
                  Sterling Partners' Small Cap Value Portfolio

                           Institutional Class Shares

                      Statement of Additional Information

                                 March 1, 2001






  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated March 1, 2001, as supplemented from time to time. You may obtain the Funds' prospectus by contacting the UAM Funds at the address listed above.

  The audited financial statements of the Funds and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents
Description of Permitted Investments.......................................   1
 Borrowing.................................................................   1
 Debt Securities...........................................................   1
 Derivatives...............................................................   7
 Equity Securities.........................................................  15
 Foreign Securities........................................................  18
 Investment Companies......................................................  21
 Repurchase Agreements.....................................................  22
 Restricted Securities.....................................................  22
 Securities Lending........................................................  22
 Short Sales...............................................................  23
 When Issued Transactions..................................................  24
Investment Policies of the Funds...........................................  24
 Fundamental Policies......................................................  24
 Non-Fundamental Policies..................................................  25
Management of the Company..................................................  26
 Board Members.............................................................  26
 Officers..................................................................  27
Principal Shareholders.....................................................  28
Investment Advisory and Other Services.....................................  29
 Investment Adviser........................................................  29
 Distributor...............................................................  31
 Shareholder Servicing Arrangements........................................  31
 Administrative Services...................................................  31
 Custodian.................................................................  33
 Independent Accountants...................................................  33
 Code of Ethics............................................................  33
Brokerage Allocation and Other Practices...................................  33
 Selection of Brokers......................................................  33
 Simultaneous Transactions.................................................  34
 Brokerage Commissions.....................................................  34
Capital Stock and Other Securities.........................................  35
Purchase, Redemption and Pricing of Shares.................................  37
 Net Asset Value Per Share.................................................  37
 Purchase of Shares........................................................  38
 Redemption of Shares......................................................  38
 Exchange Privilege........................................................  40
 Transfer Of Shares........................................................  40
Performance Calculations...................................................  40
 Total Return..............................................................  41
 Yield.....................................................................  41
 Comparisons...............................................................  42
Financial Statements.......................................................  42
Glossary...................................................................  42
Bond Ratings...............................................................  43
 Moody's Investors Service, Inc............................................  43
 Standard & Poor's Ratings Services........................................  45
 Fitch Ratings.............................................................  47
Comparative Benchmarks.....................................................  49

Description of Permitted Investments

  As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds."

BORROWING
--------------------------------------------------------------------------------

  Each Fund may not borrow money, except if permitted by its fundamental investment policies:

  . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed);

  . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

  . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

  . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

  Borrowing is a form of leverage, which may magnify a Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Funds will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.
  The Funds will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------
  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturites of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing.

  FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Funds will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of
  a debt security.   Future interest payments and principal payments are
  discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.


  Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the
  premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

 . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

 . In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Funds may cover the put option by:

 .  Entering into a short position in the underlying security;

 . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

 . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

 .  Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.


A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

Combined Positions

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

 . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

 . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

 .  Do not require an initial margin deposit.

 . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.


Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.


Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.


A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.


Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.


Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.


  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

  Correlation of Prices

  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

Lack of Liquidity

Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Funds may not be able to close out its position. In an illiquid market, a Fund may:

 . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

 .  have to purchase or sell the instrument underlying the contract;

 .  not be able to hedge its investments; and


 .  not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

 . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

 . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

 . the facilities of the exchange may not be adequate to handle current trading volume;

 . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

 . investors may lose interest in a particular derivative or category of derivatives.

Management Risk

If the adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

   If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

   Volatility and Leverage

   The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

   .  actual and anticipated changes in interest rates;

   .  fiscal and monetary policies; and

   .  national and international political events.

   Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.


   Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

   If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
-------------------------------------------------------------------------------

Types of Equity Securities

   Common Stocks

   Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

   Preferred Stocks

   Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

   Convertible Securities

   Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

   Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.


   A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.


   While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

   Rights and Warrants

   A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

   An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

   General Risks of Investing in Stocks

   While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

   Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

   . Factors affecting an entire industry, such as increases in production costs; and

   . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

   Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

   Small and Medium-Sized Companies

   Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

   Technology Companies

   Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

   Initial Public Offerings ("IPO")

   A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

   A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
------------------------------------------------------------------------------

Types of Foreign Securities

   Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

   . They can invest directly in foreign securities denominated in a foreign currency;

   . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

   .  They can invest in investment funds.

   American Depositary Receipts (ADRs)

   American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

   Emerging Markets

   An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

   Investment Funds

   Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

   Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

   Political and Economic Factors

   Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

   . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

   . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

   . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

   . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and


   . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision

There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk

The adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

 . are generally more volatile than, and not as developed or efficient as, those in the United States;

 .  have substantially less volume;

 . trade securities that tend to be less liquid and experience rapid and erratic price movements;

 . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

 . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

 . may have different settlement practices, which may cause delays and increase the potential for failed settlements.


Foreign markets may offer less protection to investors than U.S. markets:

 . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

 . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

 . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

 . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

 . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

 .  restrictions on transferring securities within the United States or to U.S.
   persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk

While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

 . It may be expensive to convert foreign currencies into United States dollars and vice versa;

 . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

 . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

 . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

 . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

 . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Funds also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Funds expect the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of their respective total assets in the securities of other investment companies, but may not invest more than 5% of their total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the Funds' investment policies and restrictions; and

  . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

  A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

  When a Fund enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before s Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Funds

  A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940
     Act.

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

  . not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

       Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . purchase shares of other investment companies to the extent permitted by applicable law, A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

     Each of the Funds intend to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including
     (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.

Management of the Company

  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.

  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                             Aggregate           Total Compensation
                                                                                             Compensation from   From UAM Funds
Name, Address, Date of                                                                       Company as of       Complex as of
Birth                            Principal Occupations During the Past 5 years               10/31/00            10/31/00
==================================================================================================================================
John T. Bennett, Jr.      Mr. Bennett is President of Squam Investment Management Company,          $31,540          $45,700
RR2 Box 700               Inc. and Great Island Investment Company, Inc. (investment
Center Harbor, NH 03226   management). From 1988 to 1993, Mr. Bennett was President of
1/26/29                   Bennett Management Company.  Mr. Bennett serves on the Board of each Company in the UAM Funds Complex.
----------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn             Ms. Dunn has been Financial Officer of World Wildlife Fund                $31,540          $45,700
1250 24th St., NW         (nonprofit), since January 1999.  From 1991 to 1999, Ms. Dunn was
Washington, DC  20037     Vice President for Finance and Administration and Treasurer of
8/14/51                   Radcliffe College (Education).  Ms. Dunn serves on the Board of each Company in the UAM Funds Complex.
----------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk        Mr. Humenuk has been Senior Vice President Administration,                $31,540          $45,700
10401 N. Meridian St      General Counsel and Secretary of Lone Star Industries Inc.
Suite 400                 (cement and ready-mix concrete) since March 2000.  From June 1998
Indianapolis, IN 46290    to March 2000 he was Executive Vice President and Chief
4/21/42                   Administrative Officer of Philip Services Corp. (ferrous scrap processing, brokerage and industrial outsourcing services).  Mr.
                          Humenuk was a Partner in the Philadelphia office of the law firm
                          Dechert Price & Rhoads from July 1976 to June 1998.  He was also formerly a Director of Hofler Corp. (manufacturer of gear
                          grinding machines).  Mr. Humenuk serves on the Board of each
                          Company in the UAM Funds Complex.
----------------------------------------------------------------------------------------------------------------------------------
Philip D. English         Mr. English is President and Chief Executive Officer of                   $31,540          $45,700
16 West Madison Street    Broventure Company, Inc., a company engaged in the investment
Baltimore, MD 21201       management business.  He is also Chairman of the Board of Chektec
8/5/48                    Corporation (Drugs) and Cyber Scientific, Inc. (computer mouse company).  Mr. English serves on the Board of each Company in the
                          UAM Funds Complex.
----------------------------------------------------------------------------------------------------------------------------------
James F. Orr III*         President, Chief Executive Officer and Director of UAM since May          $     0          $     0
One International Place   2000; Chairman and Chief Executive Officer of UNUM Corporation
Boston, MA  02110         (Insurance) from 1988 to 1999; Trustee of Bates College and the
3/5/43                    Committee for Economic Development; Chairman-elect of the Board of Trustees of the Rockefeller Foundation; Member of The Business
                          Roundtable, the Harvard Center for Society, and the Health
                          Advisory Council at the Harvard School of Public Health; Director
                          of the Nashua Corporation and the National Alliance of Business.
----------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                                Aggregate           Aggregate
                         Position                                                            Compensation From  Compensation From
Name, Address, Date of   with                                                                the Fund as of     the Fund Complex as
Birth                    Fund            Principal Occupations During the Past 5 years       October 31, 2000   of October 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
James F. Orr III*        Board Member  President, Chief Executive Officer and Director of            $0                  $0
One International Place  President     UAM since May 2000; Chairman and Chief Executive
Boston, MA 02110                       Officer of UNUM Corporation (Insurance) from 1988 to
3/5/43                                 1999; Trustee of Bates College and the Committee for
                                       Economic Development; Chairman-elect of the Board of
                                       Trustees of the Rockefeller Foundation; Member of The
                                       Business Roundtable, the Harvard Center for Society,
                                       and the Health Advisory Council at the Harvard School
                                       of Public Health; Director of the Nashua Corporation
                                       and the National Alliance of Business.
-----------------------------------------------------------------------------------------------------------------------------------
Linda T. Gibson          Secretary     General Counsel and Managing Director of UAM                  $0                  $0
211 Congress Street                    Investment Services, Inc. (financial services);
Boston, MA 02110                       Senior Vice President and General Counsel of UAMFSI
7/31/65                                (financial services) and UAMFDI (broker-dealer) since
                                       April 2000; Senior Vice President and Secretary of
                                       Signature Financial Group, Inc. (financial services)
                                       and affiliated broker-dealers from 1991 to 2000;
                                       Director and Secretary of Signature Financial Group
                                       Europe, Ltd. (financial services) from 1995 to 2000;
                                       Secretary of the Citigroup Family of Mutual Funds
                                       (mutual funds) from 1996 to 2000; Secretary of the 59
                                       Wall Street Family of Mutual Funds (mutual funds)
                                       from 1996 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Gary L. French           Treasurer     President of UAMFSI and UAMFDI; Treasurer of the              $0                  $0
211 Congress Street                    Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                       held various other offices with Fidelity Investments
7/4/51                                 from November 1990 to March 1995.
-----------------------------------------------------------------------------------------------------------------------------------
Theresa DelVecchio       Assistant     Secretary of UAMFSI (financial services) since                $0                  $0
211 Congress Street      Secretary     February 1998; Secretary and Compliance Officer of
Boston, MA 02110                       UAMFDI (broker-dealer) since February 2000; Assistant
12/23/63                               Vice President of Scudder Kemper Investments
                                       (financial services) from May 1992 to February 1998.
----------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce     Assistant     Director, Mutual Fund Operations - SEI Investments;           $0                  $0
SEI Investments          Treasurer     Senior Manager at Arthur Andersen prior to 1994.
One Freedom Valley Rd.
Oaks, PA 19456
12/17/63

Principal Shareholders

  As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

Name and Address of Shareholder       Percentage of Shares Owned                   Fund                           Class
-------------------------------------------------------------------------------------------------------------------------------
UMBSC & Co.                                     25.26%                   Sterling Partners' Balanced            Institutional
FBO Interstate Brands                                                             Portfolio                     Class Shares
Conservative Growth
P.O. Box 419175
Kansas City,  MO 64141-6175
-------------------------------------------------------------------------------------------------------------------------------
UMBSC & Co.                                     16.51%                   Sterling Partners' Balanced            Institutional
FBO Interstate Brands                                                             Portfolio                     Class Shares
Moderate Growth
P.O. Box 419175
Kansas City,  MO 64141-6175

Name and Address of Shareholder       Percentage of Shares Owned                   Fund                           Class
-------------------------------------------------------------------------------------------------------------------------------
Centura Bank                                    11.89%                   Sterling Partners' Balanced            Institutional
P.O. Box 1220                                                                     Portfolio                     Class Shares
Attn:  Roxanne Moore
131 N. Church Street
Rocky Mount, NC 27804-5433
-------------------------------------------------------------------------------------------------------------------------------
UMBSC & Co.                                      9.08%                   Sterling Partners' Balanced            Institutional
FBO IBC Savings Invest-CONS GR                                                    Portfolio                     Class Shares
PO Box 419692
Kansas City, MO 64141-6692
-------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                       7.64%                   Sterling Partners' Balanced            Institutional
Reinvest Account                                                                  Portfolio                     Class Shares
Attn: Mutual Funds
101 Montgomery Street
San Francisco CA 94104-4122
-------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                      24.74%                   Sterling Partners' Small Cap Value     Institutional
Reinvest Account                                                                  Portfolio                     Class Shares
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------------------
Northern Trust Company CUST                      7.26%                   Sterling Partners' Small Cap Value     Institutional
FBO Holly Cross Employee                                                          Portfolio                     Class Shares
Retirement Trust HLT Plan
P.O. Box 92956
Chicago, IL 60675-2956
-------------------------------------------------------------------------------------------------------------------------------
Horizon Benefits Inc.                            6.17%                   Sterling Partners' Small Cap Value     Institutional
5925 Carnegie Blvd. Ste 104                                                       Portfolio                     Class Shares
Charlotte, NC 28209-4656
-------------------------------------------------------------------------------------------------------------------------------
Bost & Co                                        5.76%                   Sterling Partners' Small Cap Value     Institutional
FBO Endowment For Health Inc.                                                     Portfolio                     Class Shares
Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198
-------------------------------------------------------------------------------------------------------------------------------
BT California Cust                               5.62%                   Sterling Partners' Small Cap Value     Institutional
FBO Samaritan Retirement Plan                                                        Portfolio                  Class Shares
P.O. Box 9014 Church St. Station
New York, NY 10008

  Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2000, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Sterling Capital Management LLC, a Delaware limited liability company ("New Sterling") is located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, North Carolina 28202, is the investment adviser to the Funds. The adviser manages and supervises the investment of each Fund's assets on a discretionary basis. New Sterling was founded by five key employees of Sterling Capital Management Company ("Old Sterling") to purchase the advisory business of Old Sterling from UAM which was completed on January 19, 2001.
  New Sterling is not an affiliate of United Asset Management Corporation ("UAM"). Old Sterling had provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. New Sterling continues to provide these services.

  At a shareholder meeting held on February 23, 2001, the investment advisory agreement between New Sterling and UAM Funds, Inc. was approved.

Investment Personnel

Name and Title                                                                    Experience
==================================================================================================================================
Mark W. Whalen                          Mr. Whalen co-founded Trinity Capital Advisors in 1989, which was merged into Sterling
Principal, CEO, President,              Capital in 1991. Currently, he is Chief Executive Officer and President.  Mr. Whalen
Fixed Income Portfolio                  received his BA from Brown University and MBA from Duke University.
Manager
----------------------------------------------------------------------------------------------------------------------------------
David M. Ralston                        Mr. Ralston co-founded Trinity Capital Advisors in 1989, which was merged into Sterling
Principal, CIO, Fixed Income            Capital in 1991. Currently, he is Chief Investment Officer and a Fixed Income Portfolio
Portfolio Manager                       Manager.  Mr. Ralston received his BSBA from Appalachian State University in 1977.
----------------------------------------------------------------------------------------------------------------------------------
Eduardo A. Brea, CFA                    Mr. Brea joined Sterling Capital Management in 1995 and is an Equity Portfolio Manager and
Principal, Equity Portfolio             Analyst responsible for the Basic Industry, Consumer Non-Durables, Media and Services
Manager                                 sectors.  Mr. Brea received his MBA from the University of South Florida in 1990 and BS from the University of Florida in 1988.
----------------------------------------------------------------------------------------------------------------------------------
Brian R. Walton, CFA                    Mr. Walton joined Sterling Capital Management in 1995 and is an Equity Portfolio Manager
Principal Equity Portfolio              and Analyst responsible for the Finance, Healthcare, and Energy sectors.  Mr. Walton
Manager                                 received an MBA from the University of North Carolina-Chapel Hill in 1988 and BS from
                                        Indiana University in 1984.

Investment Advisory Agreement

  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .  Manages the investment and reinvestment of the Funds' assets;

  . Continuously reviews, supervises and administers the investment program of the Funds; and

  . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Funds.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Funds' shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, the Funds paid the adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a Fund paid in any given year may be different from the rate set forth in its contract with the adviser. On Januaary 19, 2001 when New Sterlilng began to manage the Funds, the Investment Advisory Agreement between the Funds and Old Sterling was terminated. The Funds entered into a new Investment Advisory Agreement with New Sterling which is substantially similar to the investment advisory agreement with Old Sterling except that New Sterling doesn't charge any fees to the Funds for its advisory services and is merely reimbursed its costs.

                                  Investment Advisory Fees Paid  Investment Advisory Fees Waived  Total Investment Advisory Fees
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio
      2000                                    $395,547                         $ 96,912                        $492,459
--------------------------------------------------------------------------------------------------------------------------------
      1999                                    $306,848                         $104,588                        $411,436
--------------------------------------------------------------------------------------------------------------------------------
      1998                                    $169,817                         $ 73,508                        $243,325
--------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio
        2000                                  $294,530                         $ 90,953                        $385,483
--------------------------------------------------------------------------------------------------------------------------------
      1999                                    $493,540                         $ 64,548                        $558,088
--------------------------------------------------------------------------------------------------------------------------------
      1998                                    $608,044                         $      0                        $608,044

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for each Fund. The Funds offer their shares continuously. While UAMFDI will use its best efforts to sell shares of the Funds, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Funds.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund

     Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

     .    Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .    SEC fees and state Blue-Sky fees.

     .    EDGAR filing fees.

     .    Processing services and related fees.

     .    Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .    Insurance premiums including fidelity bond premiums.

     .    Outside legal expenses.

     .    Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Funds.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .    Cost and expenses of Company stationery and forms.

     .    Costs of special telephone and data lines and devices.

     .    Trade association dues and expenses.

     . Any extraordinary expenses and other customary Company or Fund expenses.

     The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.


Administration and Transfer Agency Fees

     Each Fund pays a four-part fee to UAMFSI as follows:

     1. An annual fee to UAMFSI for administrative services calculated as follows:

          .    $19,500 for the first operational class; plus

          .    $3,750 for each additional class; plus

          . A fee calculated from the aggregate net assets of each Fund at the following rates:

                                                               Annual Rate
==============================================================================
Small Cap Value Portfolio                                             0.043%
------------------------------------------------------------------------------
Balanced Portfolio                                                    0.063%

     2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

          .    Not more than $35,000 for the first operational class; plus

          .    $5,000 for each additional operational class; plus

          . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

     3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

          .    $10,500 for the first operational class; and

          .    $10,500 for each additional class.

     4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

          .    $7,500 for the first operational class; and

          .    $2,500 for each additional class.

     For the last three fiscal years the Funds paid the following in administration and sub-administration fees:


                                     Administrator's Fee  Sub-Administrator's Fee  Total Administrative Fee
===========================================================================================================
Small Cap Value Portfolio
  2000                                     $39,471                  $50,070                  $127,626
-----------------------------------------------------------------------------------------------------------
  1999                                     $25,532                  $68,387                  $ 93,919
-----------------------------------------------------------------------------------------------------------
  1998                                     $15,483                  $66,555                  $ 82,038
-----------------------------------------------------------------------------------------------------------
Balanced Portfolio
  2000                                     $50,687                  $50,944                  $132,111
-----------------------------------------------------------------------------------------------------------
  1999                                     $56,040                  $81,638                  $137,678
-----------------------------------------------------------------------------------------------------------
   1998                                    $51,575                  $82,561                  $134,136

CUSTODIAN
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.


CODE OF ETHICS
--------------------------------------------------------------------------------

     The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account, including securities that may be purchased or held by the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The adviser may select brokers based on research, statistical, execution and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, execution and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

     During the fiscal year ended October 31, 2000, the adviser had no directed brokerage transactions for the Funds.

     As of October 31, 2000, the Funds held positions in securities of two of its regular brokers or dealers, as that term is defined in the 1940 Act as shown in the table below:

                                             Name of Issuer (Broker-Dealer)            Fiscal Year 2000
                                                                                       Aggregate Holdings
-------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                    JP Morgan & Co.                      $1,070,785
-------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                               Morgan Stanley Dean Witter & Co.          $  791,078

     When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

     The adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

 BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------


Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid


     For the last three fiscal years, the Funds paid the following in brokerage commissions:


                                          Brokerage Commissions
     ----------------------------------------------------------
     Small Cap Value Portfolio
       2000                                            $179,970
     ----------------------------------------------------------
       1999                                            $134,535
     ----------------------------------------------------------
       1998                                            $163,245
     ----------------------------------------------------------
     Balanced Portfolio
       2000                                            $ 91,036
     ----------------------------------------------------------
       1999                                            $134,507
     ----------------------------------------------------------
       1998                                              89,004

     Brokerage commissions have varied due to changing asset levels.

Capital Stock and Other Securities

The Company


     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Funds discussed in this SAI are diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights


     The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences


     The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes represent interests in the same assets of a Fund and are identical except as discussed below:

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .    Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .    Net income;

     .    Dividends; and

     .    NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .    Income dividends and capital gains distributions are paid in cash.


     Unless the shareholder elects otherwise in writing, the Funds will automatically reinvest all dividends in additional shares of the Funds at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.

     Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES


     A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, a Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     As of October 31, 2000, the Funds had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV


     The purchase and redemption price of the shares of a Fund is equal to its NAV. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How a Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases


     At its discretion, the Company may permit shareholders to purchase shares of Funds the with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Funds at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the Funds;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.



     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind



     If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.

     The Funds will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    when the NYSE and custodian bank are closed;

     .    when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the Funds to another person by making a written request to the Funds. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

     The Funds measure their performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.


     A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     Each Fund calculates these figures according to the following formula:

          P (1 + T)/n/ = ERV

          Where:

          P          =   a hypothetical initial payment of $1,000

          T          =   average annual total return

          n          =   number of years

          ERV        =   ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Funds' average annual returns for the one-year period and the five-year period ended October 31, 2000 and the shorter of the ten-year period ended October 31, 2000 or the period from a Fund's inception date through October 31, 2000.

                                                                Shorter of 10 Years   30- Day
                                        One Year   Five Years    or Since Inception    Yield    Inception Date
==============================================================================================================
Small Cap Value  Portfolio              17.77%                         12.79%          0.86%        1/2/97
--------------------------------------------------------------------------------------------------------------
Balanced Portfolio                       5.28%        10.80%            9.73%          2.77%       3/15/91

YIELD
--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

          Yield = 2[((a-b)/(cd)+1)/6/-1]

          Where:

          a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive income distributions
          d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or a Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .    that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

  Financial Statements

     The following documents are included in the Funds'  October 31, 2000 Annual
     Report:

     .    Financial statements for the fiscal year ended October 31, 2000.


     .    Financial highlights for the respective periods presented.

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Reports are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

  Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Funds.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

  Company refers to UAM Funds, Inc.

  Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Funds' sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Funds' distributor.

  UAMFSI is UAM Fund Services, Inc., the Funds' distributor

  UAMSCC is UAM Fund Shareholder Servicing Center, Inc. the Funds' sub-shareholder-serving agent.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.


  a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

   caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

   ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

   c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


   plus (+) or      Moody's applies numerical modifiers 1, 2, and 3 in each
   minus (-)        rating classifications "aa" through "bb" The modifier 1
                    indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Debt Ratings - Taxable Debt & Deposits Globally


   Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con. (...)        (This rating applies only to U.S. Tax-Exempt Municipals)
                    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                      . Leading market positions in well-established industries.

                      .  High rates of return on funds employed.

                      . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                      . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                      . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime           Issuers rated Not Prime do not fall within any of the
                    Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is moRe vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


     CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C A subordinated debt or preferred stock obligation rated 'C' is Currently Highly Vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.





FITCH RATINGS
--------------------------------------------------------------------------------
International Long-Term Credit Ratings


  Investment Grade

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

    BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


    CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

    DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or
              all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

    F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

    F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

    F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

    B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

    C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

    D         Default.  Denotes actual or imminent payment default.


    Notes


    "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

    Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

Comparative Benchmarks



  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.


  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------


  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.


  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.


  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.



  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------



  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.



  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                UAM Funds, Inc.
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)



                       The Sterling Partners' Portfolios

                      Sterling Partners' Equity Portfolio

                          Institutional Class Shares



                      Statement of Additional Information
                                 March 1, 2001

This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated March 1, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

The audited financial statements of the Fund and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments............................   1
 Borrowing......................................................   1
 Debt Securities................................................   1
 Derivatives....................................................   7
 Equity Securities..............................................  15
 Foreign Securities.............................................  18
 Investment Companies...........................................  21
 Repurchase Agreements..........................................  22
 Restricted Securities..........................................  22
 Securities Lending.............................................  22
 Short Sales....................................................  23
 When Issued Transactions.......................................  24
Investment Policies of the Fund.................................  24
 Fundamental Policies...........................................  24
 Non-Fundamental Policies.......................................  25
Management of the Company.......................................  26
 Board Members..................................................  26
 Officers.......................................................  27
Principal Shareholders..........................................  28
Investment Advisory and Other Services..........................  29
 Investment Adviser.............................................  29
 Distributor....................................................  30
 Shareholder Servicing Arrangements.............................  30
 Administrative Services........................................  31
 Custodian......................................................  32
 Independent Accountants........................................  32
 Code of Ethics.................................................  32
Brokerage Allocation and Other Practices........................  33
 Selection of Brokers...........................................  33
 Simultaneous Transactions......................................  33
 Brokerage Commissions..........................................  33
Capital Stock and Other Securities..............................  34
Purchase, Redemption and Pricing of Shares......................  36
 Net Asset Value Per Share......................................  36
 Purchase of Shares.............................................  37
 Redemption of Shares...........................................  37
 Exchange Privilege.............................................  39
 Transfer Of Shares.............................................  39
Performance Calculations........................................  39
 Total Return...................................................  40
 Yield..........................................................  40
 Comparisons....................................................  41
Financial Statements............................................  41
Glossary........................................................  41
Bond Ratings....................................................  42
 Moody's Investors Service, Inc.................................  42
 Standard & Poor's Ratings Services.............................  45
 Fitch Ratings..................................................  46
Comparative Benchmarks..........................................  48

Description of Permitted Investments

  As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."

BORROWING
--------------------------------------------------------------------------------

  The Fund may not borrow money, except if permitted by its fundamental investment policies:

  . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed);

  . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

  . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

  . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

  Borrowing is a form of leverage, which may magnify the Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.
  The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing.

  FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Fund will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P") and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the
  premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

 . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

 . In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by:



 .  Entering into a short position in the underlying security;

 . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

 . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

 .  Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

 . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

 . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

 .  Do not require an initial margin deposit.

 . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

  Correlation of Prices

  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Funds may not be able to close out its position. In an illiquid market, a Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able to realize profits or limit its losses.



  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

  A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

  Initial Public Offerings ("IPO")

  A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

  A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign markets may offer less protection to investors than U.S. markets:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

  . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Fund also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Fund expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of their respective total assets in the securities of other investment companies, but may not invest more than 5% of their total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the Fund's investment policies and restrictions; and

  . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

  A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

  When a Fund enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before s Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Fund

  The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

  . not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed),
     (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

       Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

     The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.

Management of the Company

  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.

  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                                      Total
                                                                                                  Aggregate           Compensation
                                                                                                  Compensation from   From UAM Funds
  Name, Address, Date of                                                                          Company as of       Complex as of
  Birth                      Principal Occupations During the Past 5 years                        10/31/00            10/31/00
====================================================================================================================================
  John T. Bennett, Jr.       Mr. Bennett is President of Squam Investment Management Company,           $31,540          $45,700
  RR2 Box 700                Inc. and Great Island Investment Company, Inc. (investment
  Center Harbor, NH 03226    management). From 1988 to 1993, Mr. Bennett was President of
  1/26/29                    Bennett Management Company.  Mr. Bennett serves on the Board of each Company in the UAM Funds Complex.
  ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Total
                                                                                                  Aggregate           Compensation
                                                                                                  Compensation from   From UAM Funds
  Name, Address, Date of                                                                          Company as of       Complex as of
  Birth                      Principal Occupations During the Past 5 years                        10/31/00            10/31/00
  ----------------------------------------------------------------------------------------------------------------------------------
  Nancy J. Dunn              Ms. Dunn has been Financial Officer of World Wildlife Fund                 $31,540          $45,700
  1250 24th St., NW          (nonprofit), since January 1999.  From 1991 to 1999, Ms. Dunn was
  Washington, DC 20037       Vice President for Finance and Administration and Treasurer of
  8/14/51                    Radcliffe College (Education).  Ms. Dunn serves on the Board of each Company in the UAM Funds Complex.
  ----------------------------------------------------------------------------------------------------------------------------------
  William A. Humenuk         Mr. Humenuk has been Senior Vice President Administration,                 $31,540          $45,700
  10401 N. Meridian St       General Counsel and Secretary of Lone Star Industries Inc.
  Suite 400                  (cement and ready-mix concrete) since March 2000.  From June 1998
  Indianapolis, IN 46290     to March 2000 he was Executive Vice President and Chief
  4/21/42                    Administrative Officer of Philip Services Corp. (ferrous scrap processing, brokerage and industrial outsourcing services).  Mr.
                             Humenuk was a Partner in the Philadelphia office of the law firm
                             Dechert Price & Rhoads from July 1976 to June 1998.  He was also formerly a Director of Hofler Corp. (manufacturer of gear
                             grinding machines).  Mr. Humenuk serves on the Board of each
                             Company in the UAM Funds Complex.
  ----------------------------------------------------------------------------------------------------------------------------------
  Philip D. English          Mr. English is President and Chief Executive Officer of                    $31,540          $45,700
  16 West Madison Street     Broventure Company, Inc., a company engaged in the investment
  Baltimore, MD 21201        management business.  He is also Chairman of the Board of Chektec
  8/5/48                     Corporation (Drugs) and Cyber Scientific, Inc. (computer mouse company).  Mr. English serves on the Board of each Company in the
                             UAM Funds Complex.
  ----------------------------------------------------------------------------------------------------------------------------------
  James F. Orr III*          President, Chief Executive Officer and Director of UAM since May           $     0          $     0
  One International Place    2000; Chairman and Chief Executive Officer of UNUM Corporation
  Boston, MA 02110           (Insurance) from 1988 to 1999; Trustee of Bates College and the
  3/5/43                     Committee for Economic Development; Chairman-elect of the Board of Trustees of the Rockefeller Foundation; Member of The Business
                             Roundtable, the Harvard Center for Society, and the Health
                             Advisory Council at the Harvard School of Public Health; Director
                             of the Nashua Corporation and the National Alliance of Business.
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                                                      Aggregate
                                                                                                   Aggregate      Compensation From
                                                                                               Compensation From   the Fund Complex
Name, Address, Date of    Position                                                              the Fund as of          as of
Birth                     with Fund      Principal Occupations During the Past 5 years         October 31, 2000    October 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
James F. Orr III*         Board Member   President, Chief Executive Officer and Director of            $0                 $0
One International Place   President      UAM since May 2000; Chairman and Chief Executive
Boston, MA 02110                         Officer of UNUM Corporation (Insurance) from 1988 to
3/5/43                                   1999; Trustee of Bates College and the Committee for
                                         Economic Development; Chairman-elect of the Board of
                                         Trustees of the Rockefeller Foundation; Member of The
                                         Business Roundtable, the Harvard Center for Society,
                                         and the Health Advisory Council at the Harvard School
                                         of Public Health; Director of the Nashua Corporation
                                         and the National Alliance of Business.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Aggregate
                                                                                                   Aggregate      Compensation From
                                                                                               Compensation From   the Fund Complex
Name, Address, Date of      Position                                                            the Fund as of          as of
Birth                       with Fund    Principal Occupations During the Past 5 years         October 31, 2000    October 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Linda T. Gibson           Secretary      General Counsel and Managing Director of UAM                  $0                 $0
211 Congress Street                      Investment Services, Inc. (financial services);
Boston, MA 02110                         Senior Vice President and General Counsel of UAMFSI
7/31/65                                  (financial services) and UAMFDI (broker-dealer) since
                                         April 2000; Senior Vice President and Secretary of
                                         Signature Financial Group, Inc. (financial services)
                                         and affiliated broker-dealers from 1991 to 2000;
                                         Director and Secretary of Signature Financial Group
                                         Europe, Ltd. (financial services) from 1995 to 2000;
                                         Secretary of the Citigroup Family of Mutual Funds
                                         (mutual funds) from 1996 to 2000; Secretary of the 59
                                         Wall Street Family of Mutual Funds (mutual funds)
                                         from 1996 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Gary L. French            Treasurer      President of UAMFSI and UAMFDI; Treasurer of the              $0                 $0
211 Congress Street                      Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                         held various other offices with Fidelity Investments
7/4/51                                   from November 1990 to March 1995.
-----------------------------------------------------------------------------------------------------------------------------------
Theresa DelVecchio        Assistant      Secretary of UAMFSI (financial services) since                $0                 $0
211 Congress Street       Secretary      February 1998; Secretary and Compliance Officer of
Boston, MA 02110                         UAMFDI (broker-dealer) since February 2000; Assistant
12/23/63                                 Vice President of Scudder Kemper Investments
                                         (financial services) from May 1992 to February 1998.
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce      Assistant      Director, Mutual Fund Operations - SEI Investments;           $0                 $0
SEI Investments           Treasurer      Senior Manager at Arthur Andersen prior to 1994.
One Freedom Valley Rd.
Oaks, PA 19456
12/17/63

Principal Shareholders

  As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

Name and Address of Shareholder             Percentage of Shares Owned                  Fund                 Class
========================================================================================================================
Charles Schwab & Co. Inc.                              33.51%              Sterling Partners' Equity       Institutional
Reinvest Account                                                                    Portfolio              Class Shares
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------
Fidelity Investment Inst Operations Co                 30.66%              Sterling Partners' Equity       Institutional
Inc for Certain Employee                                                            Portfolio              Class Shares
Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999
------------------------------------------------------------------------------------------------------------------------
Centura Bank                                           26.23%              Sterling Partners' Equity       Institutional
P.O. Box 1220                                                                       Portfolio              Class Shares
131 N Church Street
Rocky Mount, NC 27804-5433

  Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2000, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Sterling Capital Management LLC, a Delaware limited liability company ("New Sterling") located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, North Carolina 28202, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. New Sterling was founded by five key employees of Sterling Capital Management Company ("Old Sterling") to purchase the advisory business of Old Sterling from United Asset Management Company ("UAM") which was completed on January 19, 2001. New Sterling is not an affiliate of UAM. Old Sterling had has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. New Sterling continues to provide these services.

  Investment Personnel

             Name & Title                                                                    Experience
------------------------------------------------------------------------------------------------------------------------------------
  Mark W. Whalen                          Mr. Whalen co-founded Trinity Capital Advisors in 1989, which was merged into Sterling
  Principal, CEO, President, Fixed        Capital in 1991. Currently, he is Chief Executive Officer and President.  Mr. Whalen
  Income Portfolio Manager                received his BA from Brown University and MBA from Duke University.
  ----------------------------------------------------------------------------------------------------------------------------------
  David M. Ralston                        Mr. Ralston co-founded Trinity Capital Advisors in 1989, which was merged into Sterling
  Principal, CIO, Fixed Income            Capital in 1991. Currently, he is Chief Investment Officer and a Fixed Income Portfolio
  Portfolio Manager                       Manager.  Mr. Ralston received his BSBA from Appalachian State University in 1977.
  ----------------------------------------------------------------------------------------------------------------------------------
  Eduardo A. Brea, CFA                    Mr. Brea joined Sterling Capital Management in 1995 and is an Equity Portfolio Manager and
  Principal, Equity Portfolio Manager     Analyst responsible for the Basic Industry, Consumer Non-Durables, Media and Services
                                          sectors. Mr. Brea received his MBA from the University of South Florida in 1990 and BS from the University of Florida in 1988.
 -----------------------------------------------------------------------------------------------------------------------------------
  Brian R. Walton, CFA                    Mr. Walton joined Sterling Capital Management in 1995 and is an Equity Portfolio Manager
  Principal Equity Portfolio Manager      and Analyst responsible for the Finance, Healthcare, and Energy sectors.  Mr. Walton received an MBA from the University of North Carolina-Chapel Hill in 1988 and BS from
                                          Indiana University in 1984.

Investment Advisory Agreement


  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .  Manages the investment and reinvestment of the Fund's assets;

  . Continuously reviews, supervises and administers the investment program of the Fund; and

  . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Fund.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, the Fund paid its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a Fund differed from the rate set forth in its contract with the adviser. On January 19, 2001 when New Sterling began to manage the Fund, the Investment Advisory Agreement between the Fund and Old Sterling was terminated. The Fund entered into a new Investment Advisory Agreement with New Sterling which is substantially similar to the investment advisory agreement with Old Sterling except that New Sterling doesn't charge any fees to the Fund for its advisory services and is merely reimbursed its costs.


                                  Investment Advisory Fees Paid  Investment Advisory Fees Waived  Total Investment Advisory Fees
--------------------------------------------------------------------------------------------------------------------------------
Sterling Partners' Equity
          Portfolio
          2000                                $ 88,497                         $117,435                        $250,932
--------------------------------------------------------------------------------------------------------------------------------
          1999                                $361,802                         $111,131                        $250,671
--------------------------------------------------------------------------------------------------------------------------------
          1998                                $363,308                         $ 48,983                        $314,325


DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for the Fund. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Fund. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Fund.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Company stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Company or Fund expenses.

  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.

Administration and Transfer Agency Fees

  The Fund pays a four-part fee to UAMFSI as follows:

  1. An annual fee to UAMFSI for administrative services calculated as follows:

       .  $19,500 for the first operational class; plus

       .  $3,750 for each additional class; plus

       . A fee calculated from the aggregate net assets of the Fund at the following rates:

                                                               Annual Rate
          ======================================================================
          Sterling Partner's Equity Portfolio                     0.073%

  2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

       .  Not more than $35,000 for the first operational class; plus

       .  $5,000 for each additional operational class; plus

       . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

  3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

       .  $10,500 for the first operational class; and

       .  $10,500 for each additional class.

  4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

       .  $7,500 for the first operational class;

       .  and $2,500 for each additional class.

  For the last three fiscal years the Fund paid the following in administration and sub-administration fees:


                                     Administrator's Fee  Sub-Administrator's Fee  Total Administrative Fee
===========================================================================================================
Sterling Equity Portfolio
          2000                              $35,599                $43,682                 $108,363
-----------------------------------------------------------------------------------------------------------
          1999                              $39,049                $71,925                 $110,974
-----------------------------------------------------------------------------------------------------------
          1998                              $35,899                $77,210                 $113,109


CUSTODIAN
--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

  The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account, including sercurities that may be purchased or held by the Fund.

Brokerage Allocation and Other Practices


SELECTION OF BROKERS
--------------------------------------------------------------------------------

  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical, execution and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, execution and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which the Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

  During the fiscal year ended October 31, 2000, the adviser had no directed brokerage transactions for the Funds.

  As of October 31, 2000, the Fund held positions in securities of two of its regular brokers or dealers, as that term is defined in the 1940 Act as shown in the table below:

                                                                   Name of Issuer (Broker-Dealer)    Fiscal Year 2000
                                                                                                    Aggregate Holdings

                ---------------------------------------------------------------------------------------------------------
                  Sterling Partners' Equity Portfolio                     JP Morgan & Co.                     $442,712
                ---------------------------------------------------------------------------------------------------------
                  Sterling Partners' Equity Portfolio             Morgan Stanley Dean Witter & Co.            $349,459

  When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the Fund paid the following in brokerage commissions:


                                                  Brokerage Commissions
  ==============================================================================
  Sterling Partners' Equity Portfolio
                 2000                                    $ 94,516
  ------------------------------------------------------------------------------
                 1999                                    $132,831
  ------------------------------------------------------------------------------
                 1998                                    $ 93,953

  Brokerage commissions have varied due to changing asset levels.

Capital Stock and Other Securities

The Company


  The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. The Fund discussed in this SAI is diversified which means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

  The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

  If the Company is liquidated, the shareholders of the Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes represent interests in the same assets of a Fund and are identical except as discussed below:

  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .  Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .  Net income;

  .  Dividends; and

  .  NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

  The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  As of October 31, 2000, the Fund had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of a Fund is equal to its NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of Fund shares.

In-Kind Purchases

  At its discretion, the Company may permit shareholders to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

  The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the Fund;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value Per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  The Company requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

  The Company may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

  The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  The Fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P     =   a hypothetical initial payment of $1,000

     T     =   average annual total return

     n     =   number of years

     ERV   =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


  Set forth in the table below are the Fund's average annual returns for the one-year period and the five-year period ended October 31, 2000 and the shorter of the ten-year period ended October 31, 2000 or the period from a Fund's inception date through October 31, 2000.

                                                                Shorter of 10 Years   30- Day
                                        One Year   Five Years    or Since Inception    Yield    Inception Date
==============================================================================================================
Small Cap Value  Portfolio               17.77%                        12.79%           0.86%       1/2/97
--------------------------------------------------------------------------------------------------------------
Balanced Portfolio                        5.28%      10.80%             9.73%           2.77%       3/15/91

YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

  .  that the indices and averages are generally unmanaged;

  . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the Fund's October 31, 2000 Annual
  Report:

  .  Financial statements for the fiscal year ended October 31, 2000.

  .  Financial highlights for the respective periods presented.

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Fund.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the Fund.

  Board Member refers to a single member of the Company's Board.

  Board refers to the Company's Board of Directors as a group.

  Company refers to UAM Funds, Inc.

  Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

  NAV is the net asset value per share of a Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMSSC is UAM Fund Shareholder Servicing Center, Inc. the Fund's sub-shareholder-servicing agent.

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.


Bond Ratings


MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c            This is the lowest-rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  plus (+) or  Moody's applies numerical modifiers 1, 2, and 3 in each rating
  minus (-)    classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Debt Ratings - Taxable Debt & Deposits Globally

  Aaa          Bonds which are rated "Aaa" are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con. (...)   (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
               (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    .  Leading market positions in well-established industries.

                    .  High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime    Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


  AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated 'C' is Currently Highly Vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings


  Investment Grade

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


  Speculative Grade

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or
               all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D            Default.  Denotes actual or imminent payment default.

  Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

Comparative Benchmarks

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are: 1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------
  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                UAM Funds, Inc.
                                 PO Box 219081
                            Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)





                              The TS&W Portfolios
                             TS&W Equity Portfolio
                      TS&W International Equity Portfolio
                          TS&W Fixed Income Portfolio
                            TS&W Balanced Portfolio

                          Institutional Class Shares


                      Statement of Additional Information
                                 March 1, 2001

This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated March 1, 2001, as supplemented from time to time. You may obtain the Funds' prospectus by contacting the UAM Funds at the address listed above.

The audited financial statements of the Funds and a related report of PricewaterhouseCoopers LLP, the independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted Investments.....................................    1
 Borrowing...............................................................    1
 Debt Securities.........................................................    1
 Derivatives.............................................................    7
 Equity Securities.......................................................   15
 Foreign Securities......................................................   17
 Investment Companies....................................................   21
 Repurchase Agreements...................................................   21
 Restricted Securities...................................................   21
 Securities Lending......................................................   22
 Short Sales.............................................................   22
 When Issued Transactions................................................   23
Investment Policies of the Funds.........................................   23
 Fundamental Policies....................................................   24
 Non-Fundamental Policies................................................   24
Management of the Company................................................   25
 Board Members...........................................................   26
 Officers................................................................   26
Principal Shareholders...................................................   27
Investment Advisory and Other Services...................................   28
 Investment Adviser......................................................   28
 Distributor.............................................................   31
 Shareholder Servicing Arrangements......................................   31
 Administrative Services.................................................   31
 Custodian...............................................................   33
 Independent Accountants.................................................   33
 Code of Ethics..........................................................   33
Brokerage Allocation and Other Practices.................................   33
 Selection of Brokers....................................................   33
 Simultaneous Transactions...............................................   34
 Brokerage Commissions...................................................   34
Capital Stock and Other Securities.......................................   35
Purchase, Redemption and Pricing of Shares...............................   37
 Net Asset Value Per Share...............................................   37
 Purchase of Shares......................................................   37
 Redemption of Shares....................................................   38
 Exchange Privilege......................................................   40
 Transfer Of Shares......................................................   40
Performance Calculations.................................................   40
 Total Return............................................................   40
 Yield...................................................................   41
 Comparisons.............................................................   41
Financial Statements.....................................................   42
Financial Statements.....................................................   42
Glossary.................................................................   42
Bond Ratings.............................................................   43
 Moody's Investors Service, Inc..........................................   43
 Standard & Poor's Ratings Services......................................   45
 Fitch Ratings...........................................................   47
Comparative Benchmarks...................................................   48

Description of Permitted Investments

     As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds"

BORROWING
--------------------------------------------------------------------------------

     Each Fund may not borrow money, except if permitted by its fundamental investment policies:

 .    It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

 .    It may borrow up to an additional 5% of its total assets from anyone for temporary purposes

 .    It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

 .    It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Borrowing is a form of leverage, which may magnify the Fund's gain or loss. To mitigate the risks of leverage, a Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Funds will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Funds will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES
--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturites of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

 .    By the right of the issuer to borrow from the U.S. Treasury;

 .    By the discretionary authority of the U.S. government to buy the obligations of the agency; or

 .    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations

     The Funds will only invest in a security issued by a commercial bank if the bank:

 .    Has total assets of at least $1 billion, or the equivalent in other currencies;

 .    Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

 .    Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Banker's Acceptance

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of
  a debt security.   Future interest payments and principal payments are
  discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options

  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the Funds obtain the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

 . Allowing it to expire and losing its entire premium;

 .    Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

 .    Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options

     When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning:

 .    The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

 .    A call option on the same security or index with the same or lesser exercise price;

 .    A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

 .    Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract;
     or

 .    In the case of an index, the portfolio securities that corresponds to the index.

     At the time of selling a put option, the Funds may cover the put option by:

 .    Entering into a short position in the underlying security;

 .    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

 .    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

 .    Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

   Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

   An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

   The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

   A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

   A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

   The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

Combined Positions

   A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Funds could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   Forward Foreign Currency Exchange Contracts

   A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

 . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

 . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

 .  Do not require an initial margin deposit.

 . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

   A "settlement hedge" or "transaction hedge" is designed to protect A Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

   A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

   A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

   It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

   Swaps, Caps, Collars and Floors

Swap Agreements

   A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

   Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

   Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

   A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

   Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

   Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

   Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

   Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors

   Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

   While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

   When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

   Correlation of Prices

   A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

   Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

 . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

 . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

 . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

   Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

   While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

   Lack of Liquidity

   Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Funds may not be able to close out its position. In an illiquid market, a Fund may:

 . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

 .  have to purchase or sell the instrument underlying the contract;

 .  not be able to hedge its investments; and

 .  not be able to realize profits or limit its losses.

   Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

 . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

 . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

 . the facilities of the exchange may not be adequate to handle current trading volume;

 . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

 . investors may lose interest in a particular derivative or category of derivatives.

   Management Risk

   If the adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

   Margin

   Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

   If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.:

   Volatility and Leverage

   The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

 .  actual and anticipated changes in interest rates;

 .  fiscal and monetary policies; and

 .  national and international political events.

   Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

   Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

   If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

   Common Stocks

   Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

   Preferred Stocks

   Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

   Convertible Securities

   Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

   Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

   A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

   While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

   Rights and Warrants

   A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

   An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

   General Risks of Investing in Stocks

   While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

   Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

 . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

 .  Factors affecting an entire industry, such as increases in production costs;
   and

 . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.


   Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

   Small and Medium-Sized Companies

   Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

   Technology Companies

   Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

   Initial Public Offerings ("IPO")

   A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

   A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

   Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

 . They can invest directly in foreign securities denominated in a foreign currency;

 . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

 .  They can invest in investment funds.

   American Depositary Receipts (ADRs)

   American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

   Emerging Markets

   An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

   Investment Funds

   Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

   Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

   Political and Economic Factors

   Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

 .  The economies of foreign countries may differ from the economy of the United
   States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

 . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

 . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

 . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

 . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

   Information and Supervision

   There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

   Stock Exchange and Market Risk

   The adviser anticipates that in most cases an exchange or over-the-counter
   (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

 . are generally more volatile than, and not as developed or efficient as, those in the United States;

 .  have substantially less volume;

 . trade securities that tend to be less liquid and experience rapid and erratic price movements;

 . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

 . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

 . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

   Foreign markets may offer less protection to investors than U.S. markets:

   . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

   . adequate public information on foreign issurers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

   . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

   . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

   . economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights.

   . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

   Foreign Currency Risk

   While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

 . It may be expensive to convert foreign currencies into United States dollars and vice versa;

 . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

 . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

 . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

 . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

 . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

   Taxes

   Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

   Emerging Markets

   Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

 .  Have relatively unstable governments;

 . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

 .  Offer less protection of property rights than more developed countries; and

 . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

   Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

   The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

   On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The Funds also anticipate pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the Funds expect the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

 . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

 . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

 .    How will existing currencies be exchanged into Euro?

 .    Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Funds, but also the management fees of the investment company in which the Funds invest. A Fund may invest up to 10% of their respective total assets in the securities of other investment companies, but may not invest more than 5% of their total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Fund Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio, provided that the investment is:

 .    For cash management purposes;

 .    Consistent with the Funds' investment policies and restrictions; and

 .    The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

     When a Fund enters into a repurchase agreement it will:

 .    Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

 .    Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before s Fund can sell it and the Fund might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

 .    The borrower must provide collateral at least equal to the market value of the securities loaned;

 .    The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

 .    The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

 .    It must be able to terminate the loan at any time;

 .    It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

 .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lend securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

 .    Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

 .    Experience delays in recovering its securities.


SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

 .    Take advantage of an anticipated decline in prices.

 .    Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     A Fund will not short sell a security if:

 .    After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

 .    The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

 .    Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund would use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


Investment Policies of the Funds

     The Funds will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Funds will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in, securities of issuers that deal or invest in real estate and
        (3) that a Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.


NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

     . not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

        Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  invest in the securities of foreign issuers.

  . purchase shares of other investment companies to the extent permitted by applicable law. A fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . invest in illiquid and restricted securities to the extent permitted by applicable law.

     A Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  .  write covered call options and may buy and sell put and call options.

  .  enter into repurchase agreements.

  . lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

  .  sell securities short and engage in short sales "against the box."

  .  enter into swap transactions.


Management of the Company

  The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.

  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of February 7, 2001 the UAM Funds Complex is currently comprised of 46 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an interested Board member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                             Aggregate           Total Compensation
                                                                                             Compensation from   From UAM Funds
  Name, Address,                                                                             Company as of       Complex as of
  Date of Birth        Principal Occupations During the Past 5 years                         10/31/00            10/31/00
 ===================================================================================================================================
  John T. Bennett, Jr. Mr. Bennett is President of Squam Investment Management Company,             $31,540            $45,700
  RR2 Box 700          Inc. and Great Island Investment Company, Inc. (investment
  Center Harbor,       management). From 1988 to 1993, Mr. Bennett was President of
  NH 03226             Bennett Management Company.  Mr. Bennett serves on the Board of
  1/26/29              each Company in the UAM Funds Complex.
 -----------------------------------------------------------------------------------------------------------------------------------
  Nancy J. Dunn        Ms. Dunn has been Financial Officer of World Wildlife Fund                   $31,540            $45,700
  1250 24/th/ St., NW  (nonprofit), since January 1999.  From 1991 to 1999, Ms. Dunn was
  Washington, DC 20037 Vice President for Finance and Administration and Treasurer of
  8/14/51              Radcliffe College (Education).  Ms. Dunn serves on the Board of each Company in the UAM Funds Complex.
 -----------------------------------------------------------------------------------------------------------------------------------
  William A. Humenuk   Mr. Humenuk has been Senior Vice President Administration,                   $31,540            $45,700
  10401 N. Meridian    General Counsel and Secretary of Lone Star Industries Inc.
  St Suite 400         (cement and ready-mix concrete) since March 2000.  From June 1998
  Indianapolis,        to March 2000 he was Executive Vice President and Chief
  IN 46290             Administrative Officer of Philip Services Corp. (ferrous scrap
  4/21/42              processing, brokerage and industrial outsourcing services).  Mr.
                       Humenuk was a Partner in the Philadelphia office of the law firm
                       Dechert Price & Rhoads from July 1976 to June 1998.  He was also formerly a Director of Hofler Corp. (manufacturer of gear
                       grinding machines).  Mr. Humenuk serves on the Board of each
                       Company in the UAM Funds Complex.
 -----------------------------------------------------------------------------------------------------------------------------------
  Philip D. English    Mr. English is President and Chief Executive Officer of                      $31,540            $45,700
  16 West Madison      Broventure Company, Inc., a company engaged in the investment
  Street Baltimore,    management business.  He is also Chairman of the Board of Chektec
  MD 21201             Corporation (Drugs) and Cyber Scientific, Inc. (computer mouse
  8/5/48               company).  Mr. English serves on the Board of each Company in the
                       UAM Funds Complex.
 -----------------------------------------------------------------------------------------------------------------------------------
  James F. Orr III*    President, Chief Executive Officer and Director of UAM since May             $     0            $     0
  One International    2000; Chairman and Chief Executive Officer of UNUM Corporation
  Place                (Insurance) from 1988 to 1999; Trustee of Bates College and the
  Boston, MA  02110    Committee for Economic Development; Chairman-elect of the Board
  3/5/43               of Trustees of the Rockefeller Foundation; Member of The Business
                       Roundtable, the Harvard Center for Society, and the Health
                       Advisory Council at the Harvard School of Public Health; Director
                       of the Nashua Corporation and the National Alliance of Business.
 -----------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by UAM, its affiliates or SEI, but not by the Company.

                                                                                                  Aggregate           Aggregate
                           Position                                                           Compensation From   Compensation From
  Name, Address,           with                                                                 the Fund as of   the Fund Complex as
  Date of Birth            Fund          Principal Occupations During the Past 5 years         October 31, 2000  of October 31, 2000
 -----------------------------------------------------------------------------------------------------------------------------------
  James F. Orr III*        Board Member  President, Chief Executive Officer and Director of            $0                  $0
  One International Place  President     UAM since May 2000; Chairman and Chief Executive
  Boston, MA 02110                       Officer of UNUM Corporation (Insurance) from 1988 to
  3/5/43                                 1999; Trustee of Bates College and the Committee for
                                         Economic Development; Chairman-elect of the Board of
                                         Trustees of the Rockefeller Foundation; Member of The
                                         Business Roundtable, the Harvard Center for Society,
                                         and the Health Advisory Council at the Harvard School
                                         of Public Health; Director of the Nashua Corporation
                                         and the National Alliance of Business.
 -----------------------------------------------------------------------------------------------------------------------------------
  Linda T. Gibson          Secretary     General Counsel and Managing Director of UAM                  $0                  $0
  211 Congress Street                    Investment Services, Inc. (financial services);
  Boston, MA 02110                       Senior Vice President and General Counsel of UAMFSI
  7/31/65                                (financial services) and UAMFDI (broker-dealer) since
                                         April 2000; Senior Vice President and Secretary of
                                         Signature Financial Group, Inc. (financial services)
                                         and affiliated broker-dealers from 1991 to 2000;
                                         Director and Secretary of Signature Financial Group
                                         Europe, Ltd. (financial services) from 1995 to 2000;
                                         Secretary of the Citigroup Family of Mutual Funds
                                         (mutual funds) from 1996 to 2000; Secretary of the 59
                                         Wall Street Family of Mutual Funds (mutual funds)
                                         from 1996 to 2000.
 -----------------------------------------------------------------------------------------------------------------------------------
  Gary L. French           Treasurer     President of UAMFSI and UAMFDI; Treasurer of the              $0                  $0
  211 Congress Street                    Fidelity Group of Mutual Funds from 1991 to 1995;
  Boston, MA 02110                       held various other offices with Fidelity Investments
  7/4/51                                 from November 1990 to March 1995.
 -----------------------------------------------------------------------------------------------------------------------------------
  Theresa DelVecchio       Assistant     Secretary of UAMFSI (financial services) since                $0                  $0
  211 Congress Street      Secretary     February 1998; Secretary and Compliance Officer of
  Boston, MA 02110                       UAMFDI (broker-dealer) since February 2000; Assistant
  12/23/63                               Vice President of Scudder Kemper Investments
                                         (financial services) from May 1992 to February 1998.
 -----------------------------------------------------------------------------------------------------------------------------------
  Robert J. DellaCroce     Assistant     Director, Mutual Fund Operations - SEI Investments;           $0                  $0
  SEI Investments          Treasurer     Senior Manager at Arthur Andersen prior to 1994.
  One Freedom Valley Rd.
  Oaks, PA 19456
  12/17/63

Principal Shareholders

  As of February 1, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:

                                                        Percentage of Shares
  Name and Address of Shareholder                            Owned                        Fund                      Class
 ===================================================================================================================================
  New York Life Trust Company                              10.38%                      TS&W Equity          Institutional Class
  51 Madison Ave, RM 117A                                                               Portfolio                  Shares
  New York, NY 10010-1603
 -----------------------------------------------------------------------------------------------------------------------------------
  Charles Schwabb & Co. Inc.                                8.44%                       TS&W Equity         Institutional Class
  Reinvest Account                                                                       Portfolio                 Shares
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA 94104-4122

                                            Percentage of Share
Name and Address of Shareholder                   Owned                    Fund                                Class
------------------------------------------------------------------------------------------------------------------------------------
   Lewis Gale Clinic, Inc.                          7.02%               TS&W EquitY                      Institutional Class
   c/o Gil Coblintz                                                      Portfolio                             Shares
   1802 Braeburn Drive
   Salem, VA 24153-7399
------------------------------------------------------------------------------------------------------------------------------------
   Crestar Bank                                    13.89%             TS&W Fixed Income                  Institutional Class
   FBO C B Fleet DEF Benefit PP TRSTE                                    Portfolio                             Shares
   Attn: Jan Rittenhouse
   P.O. Box 105870
   Center 3144
   Atlanta, GA 30348-5870
------------------------------------------------------------------------------------------------------------------------------------
   Charles Schwab & C., Inc.                        9.15%             TS&W Fixed Income                  Institutional Class
   Reinvest Account                                                      Portfolio                            Shares
   Attn:  Mutual Funds
   101 Montgomery Street
   San Francisco, Ca 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
   Lewis Gale Clinic, Inc.                          5.72%             TS&W Fixed Income                  Institutional Class
   c/o Gil Coblentz                                                      Portfolio                            Shares
   1802 Braeburn Drive
   Salem, VA 24153-7399
------------------------------------------------------------------------------------------------------------------------------------
   Charles J. Blair III MD                          5.00%             TS&W Fixed Income                  Institutional Class
   Money Purchase Pension Plan                                           Portfolio                            Shares
   28 Lower Tuckahoe Rd W
   Richmond, VA 23233-6108
------------------------------------------------------------------------------------------------------------------------------------
   Riverside Health Care Foundation                12.99%             TS & W International               Institutional Class
   606 Denbigh Blvd, Ste. 601                                           Equity Portfolio                      Shares
   Newport News, VA 23608-4442
------------------------------------------------------------------------------------------------------------------------------------
   American Safety Razor Company                    6.16%             TS & W International               Institutional Class
   Attn: Mutual Funds                                                   Equity Portfolio                      Shares
   Razor Blade Lane
   Verona, VA 24402
------------------------------------------------------------------------------------------------------------------------------------
   Charles Schwab & Co Inc.                         6.03%             TS & W International               Institutional Class
   Reinvest Account                                                     Equity Portfolio                      Shares
   Attn:  Mutual Funds
   101 Montgomery Street
   San Francisco, CA  94104-4122

   Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940
   Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of February 1, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   Thompson, Siegel & Walmsley, Inc., a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the investment adviser to the Funds. The adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The adviser, a subsidiary of United Asset Management Corporation, has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. United Asset Management Corporation is a wholly-owned subsidiary of Old Mutual plc, a United Kingdom based financial services group.

   UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to Funds of the UAM Funds Complex.

Portfolio Management

   Equity and Fixed Income Portfolios

   Investment committees are primarily responsible for the day-to-day-management of the Equity and Fixed Income Portfolios. Listed below are the investment professionals of the adviser that comprise those committees and a description of their business experience during the past five years.

  Name & Title                 Experience
  ----------------------------------------------------------------------------------------------------------------------------------
  John T. Siegel, CFA        Princeton University, B.A., 1961; United States Navy, Officer, 1961-1965; University of Virginia
  Managing Director          Graduate School of Business Administration, M.B.A., 1967; Chartered Financial Analyst; Chartered
                             Investment Counsel; Co-founder of Thompson, Siegel & Walmsley, Inc. in 1969.
  ----------------------------------------------------------------------------------------------------------------------------------
  Matthew G. Thompson, CFA   Washington & Lee University, B.S. Commerce, 1964; University of Virginia Graduate School of Business
  Managing Director          Administration, M.B.A., 1966; Chartered Financial Analyst; Chartered Investment Counsel: Co-founder of
                             Thompson, Siegel, & Walmsley, Inc. in 1969.
  ---------------------------------------------------------------------------------------------------------------------------------
  Horace P. Whitworth, II,   University of Virginia, B.S. Commerce, 1978; Chartered Financial Analyst; Chartered Investment Counsel;
  CFA, CPA                   Thompson, Siegel & Walmsley, Inc., 1986-Present.
  Senior Vice President
  ---------------------------------------------------------------------------------------------------------------------------------
  Paul A. Ferwerda, CFA      Auburn University, B.S. finance, 1979; Duke University, Fuqua School of Business, M.B.A., 1982;
  Senior Vice President      Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1987-
                             Present.
  ----------------------------------------------------------------------------------------------------------------------------------
  Charles A. Gomer, III      University of North Carolina, Chapel Hill, A.B., 1971; University of Richmond, M.S., 1978; Thompson,
  Vice President             Siegel & Walmsley, Inc., 1991- Present.
  ----------------------------------------------------------------------------------------------------------------------------------
  G.D. Rothenberg, CFA       University of Virginia, B.A., 1975; UCLA Graduate School of Management, M.B.A., 1979; Chartered
  Vice President             Financial Analyst; Chartered Investment Counsel; Thompson, Siegel, & Walmsley, Inc., 1992-Present.
                             Before joining the adviser in 1992, Mr. Rothenberg was involved in international investment management at Scudder, Stevens & Clark, Inc.
  ----------------------------------------------------------------------------------------------------------------------------------
  Elizabeth Cabell Jennings, The College of William and Mary, B.A. Economics, 1985; Chartered Financial Analyst; Chartered
  Vice President             Investment Counsel; Thompson, Siegel & Walmsley, Inc., 1986-Present.
  ----------------------------------------------------------------------------------------------------------------------------------
  Alan C. Ashworth, CFA      The College of William and Mary, B.B.A Management, 1985; Chartered Financial Analyst; Thompson, Siegel
  Vice President             & Walmsley, Inc., 1987-Present.
  ----------------------------------------------------------------------------------------------------------------------------------
  Stuart R. Davies, CFA      Birmingham Southern College, B.S. Chemistry/Economics, 1985; Virginia Commonwealth University, M.S.
  Vice President             Finance, 1994; Chartered Financial Analyst; Chartered Investment Counsel; Thompson, Siegel, Walmsley,
                             Inc. 1992-Present.
  ----------------------------------------------------------------------------------------------------------------------------------
  J. Shelton Horsley, IV,    University of Virginia, B.A., 1985; University of Virginia, M.B.A., 1991; Thompson, Siegel & Walmsley,
  CFA                        Inc., 1994-Present.
  Vice President
  ----------------------------------------------------------------------------------------------------------------------------------
  Brandon H. Harrell, CFA    Wake Forest University, B.A. Economics, 1982; George Mason University, M.B.A., 1990; Chartered
  Vice President             Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1996- Present.
  ----------------------------------------------------------------------------------------------------------------------------------
  Gordon Goodykoontz, CFA    Virginia Polytechnic Institute, B.A. Business, 1962; University of Virginia, M.B.A, 1966; Chartered
  Senior Vice President      Financial Analyst; Thompson, Siegel & Walmsley, Inc., 1997- Present.
  ----------------------------------------------------------------------------------------------------------------------------------

  International Equity Portfolio

  G.D. Rothenberg is primarily responsible for the day-to-day management of the International Equity Portfolio and has been since its inception in December of 1992. Supporting Mr. Rothenberg with financial investment research are Robert
  J. Jurgens and Cynthia A. New. The biographical information of Mr. Rothenberg appears above and that of Mr. Jurgens and Ms. New is set forth below.

  Name & Title                 Experience
  ----------------------------------------------------------------------------------------------------------------------------------
  Robert J. Jurgens            Pennsylvania State University, B.S., 1982; Vice President; AIG Global Investors, Inc. Financial
  Vice President               Services -International Division, 1993; Managing Director; Jacob Asset Management, L.P., 1995;
                               Thompson, Siegel & Walmsley, Inc., 2000-Present.
  ----------------------------------------------------------------------------------------------------------------------------------
  Cynthia A. New               University of Florida, B.S., 1987; Portfolio Manager; Templeton Investment Council, 1994; Equity
  Vice President               Analyst; Pioneer Management Corporation, 1997; Managing Director; Jacobs Asset Management, L.P.,
                               1998; Thompson, Seigel & Walmsley, Inc. 2000-Present.

Investment Advisory Agreement

  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .  Manages the investment and reinvestment of the Funds' assets;

  . Continuously reviews, supervises and administers the investment program of the Funds; and

  . Determines what portion of the Funds' assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by:

  . (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the Funds.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of a Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, each Fund pays its adviser the following annual fees. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Funds paid the following in management fees to the adviser:


                                          Investment Advisory Fees Paid
  =================================================================================
  Equity Portfolio
       2000                                      $  610,147
  ---------------------------------------------------------------------------------
       1999                                      $  682,600
  ---------------------------------------------------------------------------------
       1998                                      $  740,063
  ---------------------------------------------------------------------------------
  International Equity Portfolio
       2000                                      $1,322,231

  ---------------------------------------------------------------------------------
       1999                                      $1,145,893
  ---------------------------------------------------------------------------------
       1998                                      $1,187,016
  ---------------------------------------------------------------------------------
  Fixed Income Portfolio
       2000                                      $  264,941
  ---------------------------------------------------------------------------------
       1999                                      $  312,298
  ---------------------------------------------------------------------------------
       1998                                      $  323,555
  ---------------------------------------------------------------------------------
  Balanced  Portfolio                                N/A
       2000
  ---------------------------------------------------------------------------------
       1999                                          N/A
  ---------------------------------------------------------------------------------
       1998                                          N/A

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI serves as the distributor for each Fund. The Funds offer their shares continuously. While UAMFDI will use its best efforts to sell shares of the Funds, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Funds.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to the Fund Administration Agreement with the Company, UAMFSI manages, administers and conducts the general business activities of the Company. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Company. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI bears all expenses incurred in connection with the performance of its services under the Fund Administration Agreement. UAMFSI may, at its own expense, employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Company. UAMFSI will pay such people for such employment. The Company will not incur any obligations with respect to such people. Other expenses incurred in the operation of the Company will be borne by the Company or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

 PAGE>

     .  Outside legal expenses.

     .  Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Funds.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .  Cost and expenses of Company stationery and forms.

     .  Costs of special telephone and data lines and devices.

     .  Trade association dues and expenses.

     .  Any extraordinary expenses and other customary Company or Fund expenses.

     The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Company.

Administration and Transfer Agency Fees

     Each Fund pays a four-part fee to UAMFSI as follows:

     1. An annual fee to UAMFSI for administrative services calculated as follows:

          .     $19,500 for the first operational class; plus

          .     $3,750 for each additional class; plus

          . A fee calculated from the aggregate net assets of each Fund at the following rates:

                                                                                                               Annual Rate
===========================================================================================================================
Equity Portfolio                                                                                                     0.063%
--------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                                                                                       0.063%
--------------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                                                                                               0.043%
--------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                                                                                   0.063%


2. An annual fee to UAMFSI for sub-administration and other services, which UAMFSI pays to SEI, calculated as follows:

     .  Not more than $35,000 for the first operational class; plus

     .  $5,000 for each additional operational class; plus

     . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.


3. An annual base fee to UAMFSI for transfer agent and dividend-disbursing services, which UAMFSI pays to DST Systems, Inc. calculated as follows:

     .  $10,500 for the first operational class; and

     .  $10,500 for each additional class.

4. An annual base fee to UAMFSI for services as sub-shareholder servicing agent, which UAMFSI pays to UAMSSC, calculated as follows:

     . $7,500 for the first operational class; and $2,500 for each additional class.

For the last three fiscal years the Funds paid the following in administration and sub-administration fees:


                    Administrators Fee  Sub-Administrators Fee  Total Administrative Fee
==========================================================================================================

Equity Portfolio
  2000                   $101,213             $ 59,889                  $171,923
----------------------------------------------------------------------------------------------------------
  1999                   $ 66,475             $ 87,270                  $153,745
----------------------------------------------------------------------------------------------------------
  1998                   $ 62,586             $ 97,605                  $160,191
----------------------------------------------------------------------------------------------------------
International Equity
  Portfolio
  2000                   $123,280             $ 73,902                  $226,179
----------------------------------------------------------------------------------------------------------
  1999                   $ 81,536             $ 99,204                  $180,740
----------------------------------------------------------------------------------------------------------
  1998                   $ 75,355             $113,008                  $188,363
----------------------------------------------------------------------------------------------------------
Fixed Income
  Portfolio
  2000                   $ 88,896             $ 53,460                  $133,879
----------------------------------------------------------------------------------------------------------
  1999                   $ 37,612             $ 79,215                  $116,827
----------------------------------------------------------------------------------------------------------
  1998                   $ 31,772             $ 82,844                  $114,616
----------------------------------------------------------------------------------------------------------
Balanced Portfolio
  2000                        N/A                  N/A                       N/A
----------------------------------------------------------------------------------------------------------
  1999                        N/A                  N/A                       N/A
----------------------------------------------------------------------------------------------------------
  1998                        N/A                  N/A                       N/A

CUSTODIAN
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Company.

CODE OF ETHICS
--------------------------------------------------------------------------------

     The Company, its distributor and its investment advisers have adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits investment personnel to purchase and sell securities for their personal account, including securities that may be purchased or held by the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Funds may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Ordinarily, however, the adviser will seek the same commission rate structure from all brokers or dealers on all similar transactions regardless of research or other services provided to the adviser. Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund. Such research include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities.

     During the fiscal year ended October 31, 2000, the adviser had no directed brokerage transactions for the Funds

     As of October 31, 2000, the Funds held the following securities of its regular brokers or dealers, as that term is defined in the 1940 Act:

                                             Name of Issuer           Fiscal Year 2000
           Fund                            (Broker or Dealer)        Aggregate Holdings
=======================================================================================
Equity Portfolio                               Citigroup                      1,824,298
---------------------------------------------------------------------------------------
International Equity Portfolio             Nomura Securities                 $2,968,221
---------------------------------------------------------------------------------------
                                             HSBC  Holdings                  $2,979,921
---------------------------------------------------------------------------------------
Fixed Income Portfolio                Donaldson, Lufkin & Jenrette           $  999,260
---------------------------------------------------------------------------------------
Balanced Portfolio                                N/A                               N/A

     When allocating brokerage to brokers or effecting principal transactions with dealers, the investment adviser may also consider the amount of Fund shares a broker-dealer has sold and the referral of other clients by the broker to the adviser, subject to the requirements of best execution described above. In addition, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

     The adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Company's Board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the Funds paid the following in brokerage commissions:


             Fund                          Brokerage Commissions
===========================================================================
Equity Portfolio
  2000                                                 $117,179
---------------------------------------------------------------------------
  1999                                                 $106,846
---------------------------------------------------------------------------
  1998                                                 $147,944
---------------------------------------------------------------------------
International Equity Portfolio
  2000                                                 $203,170
---------------------------------------------------------------------------

  1999                                                      $203,738
---------------------------------------------------------------------------
  1998                                                      $221,995
---------------------------------------------------------------------------
Fixed Income Portfolio
  2000                                                      $      0
---------------------------------------------------------------------------
  1999                                                      $      0
---------------------------------------------------------------------------
  1998                                                      $      0
---------------------------------------------------------------------------
Balanced Portfolio
  2000                                                           N/A
---------------------------------------------------------------------------
  1999                                                           N/A
---------------------------------------------------------------------------
  1998                                                           N/A


Capital Stock and Other Securities

The Company

     The Company was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Company changed its name to "The Regis Fund, Inc." On October 31, 1995, the Company changed its name to "UAM Funds, Inc." The Company's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end management company consisting of diversified and non-diversified funds. Each Fund is diversified which means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government Securities).

Description Of Shares And Voting Rights

     The Company's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The Board has the power to create and designate one or more series (Funds) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval.

     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Company's Board.

     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by vote of a majority of the members of the Board.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized two classes of shares, Institutional and Institutional Service. In addition, certain funds of the UAM Funds Trust, a member of the UAM Fund Complex, also offer Advisor Shares. The three classes represent interests in the same assets of a Fund and are identical except as discussed below:

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

        .  Each class of shares has different exchange privileges.

        Distribution and shareholder servicing fees reduce a class's:

     .  Net income;

     .  Dividends; and

     .  NAV to the extent the Fund has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .  Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, a Fund will automatically reinvest all dividends in additional shares of a Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Funds at least three days before the record date for income dividend or capital gain distribution.

     Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

     FEDERAL TAXES

     A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, a Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     As of October 31, 2000, the Funds had no capital loss carryovers.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a Fund is equal to its NAV of its Fund. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .  Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How a Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Funds. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Funds' shares.

In-Kind Purchases

     At its discretion, the Company may permit shareholders to purchase shares of Funds the with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values it Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Funds at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .  The securities are eligible investments for the Funds;

     .  The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Funds and are delivered to the Funds by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Funds cannot exceed 5% of the net assets of the Funds. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Funds' investments.

By Mail

     Requests to redeem shares must include:

     .  Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .  Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .  Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or the UAMSSC does not employ the procedures described above. Neither the Company nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .  Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .  On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

     A Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .  when the NYSE and custodian bank are closed;

     .  when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the Funds to another person by making a written request to the Funds. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.



Performance Calculations

     A Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds calculate their current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Funds over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     Each Fund calculates these figures according to the following formula:


        P (1 + T)/n/ = ERV

        Where:

        P            =   a hypothetical initial payment of $1,000

        T            =   average annual total return

        n            =   number of years

        ERV          =   ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Funds' average annual returns for the one-year period and the five-year period ended October 31, 2000 and the shorter of the ten-year period ended October 31, 2000 or the period from a Fund's inception date through October 31, 2000.

                                                                Shorter of 10 Years   30- Day
                                        One Year   Five Years    or Since Inception    Yield     Inception Date
===============================================================================================================
Equity Portfolio                            1.83%       14.36%           12.31%          1.05%         7/17/92
---------------------------------------------------------------------------------------------------------------
International Equity Portfolio              7.16%       11.55%           11.61%                       12/18/92
---------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                      6.27%        5.36%            5.73%          6.22%         7/17/92

YIELD
--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

          Yield = 2[((a-b)/(cd)+1)/6/-1]

          Where:

          a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

          d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .  that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .  that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

        The following documents are included in the Funds' October 31, 2000 Annual Report:

     .  Financial statements for the fiscal year ended October 31, 2000.

     .  Financial highlights for the respective periods presented.

     .  The report of PricewaterhouseCoopers LLP.

        Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Reports are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

        All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

        1933 Act means the Securities Act of 1933, as amended.

        1934 Act means the Securities Exchange Act of 1934, as amended.

        1940 Act means the Investment Company Act of 1940, as amended.

        Adviser means the investment adviser of the Funds.

        Board Member refers to a single member of the Funds' Board.

        Board refers to the Funds' Board of Directors as a group.

        Company refers to UAM Funds, Inc.

        Fund refers to a single series of the Company, while Funds refer to all of the series of the Company.

        Independent Board Member refers to Board Members that are not Interested Board Members.

        Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter.

        NAV is the net asset value per share of a Fund.

        NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

        SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

        SEI is SEI Investments Mutual Funds Services, the Funds' sub-administrator.

        UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their Funds.

        UAM is United Asset Management Corporation.

        UAMFDI is UAM Fund Distributors, Inc., the Funds' distributor.

UAMFSI is UAM Fund Services, Inc., the Funds' administrator.

UAMSSC is UAM Fund Shareholder Servicing Center, Inc. the Funds' sub-shareholder-servicing agent.


Bond Ratings


MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c            This is the lowest-rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  plus (+) or  Moody's applies numerical modifiers 1, 2, and 3 in each rating
  minus (-)    classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

  Aaa          Bonds which are rated "Aaa" are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Con. (...)       (This rating applies only to U.S. Tax-Exempt Municipals)
                    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

   Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

   Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    .  Leading market positions in well-established industries.

                    .  High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

   Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Not Prime        Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

   Issue credit ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

   2. Nature of and provisions of the obligation;

   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


   AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated 'C' is CURENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


FITCH RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

  Investment Grade

  AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


  Speculative Grade

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or
               all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D            Default. Denotes actual or imminent payment default.


  Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.


Comparative Benchmarks


  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index) published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7-and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns Fund managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

  Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective Fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced Fund of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the Fund in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or Fund practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or Fund practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade Fund of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate Fund. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

                                    PART C
                                UAM FUNDS, INC.
                               OTHER INFORMATION

ITEM 23. EXHIBITS
Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used:

   PEA# = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the third PEA under the Securities Act of 1933.)

Exhibit No.         Description                                        Incorporated By Reference to
-----------         -----------                                        ----------------------------
                                                                       Location:
                                                                       --------
A. 1.               Articles of Incorporation                          PEA#37

A. 2.               Amendments to Articles of Incorporation            PEA#37

A. 3.               Articles Supplementary                             PEA#37, PEA#41, PEA#42, PEA#44,
                                                                       PEA#45, PEA#47, PEA#49;  PEA#52
B. 1.               Amendment to the By-Laws of UAM Funds, Inc.        PEA#52, PEA#55 and
                    dated December 14, 2000                            filed herewith
   2.               Amendment to the By-Laws of UAM Funds, Inc.        PEA#52, PEA#55 and PEA #57
                    dated September 13, 2000
C.                  Form of Specimen of Securities                     PEA#52

D. 1.               Investment Advisory Agreement for Acadian          PEA # 57
                    Emerging Markets Portfolio dated
                    October 27, 2000
   2.               Investment Advisory Agreement for C&B Balanced     PEA # 57
                    Portfolio dated October 27, 2000
   3.               Investment Advisory Agreement for C&B Equity       PEA # 57
                    Portfolio dated December 15, 2000
   4.               Investment Advisory Agreement for C&B Equity       PEA # 57
                    Portfolio for Taxable Investors dated
                    October 27, 2000
   5.               Investment Advisory Agreement for C&B Mid Cap      PEA # 57
                    Equity Portfolio dated November 3, 2000
   6.               Interim Advisory Agreement for DSI Balanced        PEA # 57
                    Portfolio dated September 25, 2000
   7.               Interim Investment Advisory Agreement for          PEA # 57
                    DSI Disciplined Value Portfolio dated
                    September 25, 2000
   8.               Interim Investment Advisory Agreement for          PEA # 57
                    DSI Limited Maturity Bond Portfolio dated
                    September 25, 2000
   9.               Interim Investment Advisory Agreement for          PEA # 57
                    DSI Money Market Portfolio dated
                    September 25, 2000
  10.               Interim Investment Advisory Agreement for          PEA # 57
                    DSI Small Cap Portfolio dated
                    September 25, 2000

  11.               Investment Advisory Agreement for FMA Small        PEA # 57
                    Company Portfolio dated November 17, 2000
  12.               Investment Advisory Agreement for                  PEA # 57
                    ICM Small Company Portfolio dated
                    November 17, 2000
  13.               Investment Advisory Agreement for                  PEA # 57
                    McKee Domestic Equity Portfolio dated
                    October 27, 2000
  14.               Investment Advisory Agreement for                  PEA # 57
                    McKee International Equity Portfolio
                    dated October 27, 2000
  15.               Investment Advisory Agreement for                  PEA # 57
                    McKee Small Cap Equity Portfolio dated
                    October 27, 2000
  16.               Investment Advisory Agreement for                  PEA # 57
                    McKee U. S. Government Portfolio dated
                    October 27, 2000
  17.               Investment Advisory Agreement for                  PEA # 57
                    NWQ Special Equity Portfolio dated
                    October 27, 2000
  18.               Investment Advisory Agreement for                  PEA # 57
                    Rice Hall James Small Cap Portfolio dated
                    October 27, 2000
  19.               Investment Advisory Agreement for                  PEA # 57
                    Rice Hall James Small/Mid Cap Portfolio dated
                    October 27, 2000
  20.               Investment Advisory Agreement for                  PEA # 57
                    Sirach Bond Portfolio dated October 27, 2000
  21.               Investment Advisory Agreement for                  PEA # 57
                    Sirach Equity Portfolio dated October 27, 2000
  22.               Investment Advisory Agreement for                  PEA # 57
                    Sirach Growth Portfolio dated October 27, 2000
  23.               Investment Advisory Agreement for                  PEA # 57
                    Sirach Special Equity Portfolios dated
                    October 27, 2000
  24.               Investment Advisory Agreement for                  PEA # 57
                    Sirach Strategic Balanced Portfolio dated
                    October 27, 2000
  25.               Investment Advisory Agreement for                  PEA # 57
                    Sterling Partners' Balanced Portfolio dated
                    October 27, 2000
  26.               Investment Advisory Agreement for                  PEA # 57
                    Sterling Partners' Equity Portfolio dated
                    October 27, 2000
  27.               Investment Advisory Agreement for                  PEA # 57
                    Sterling Partners' Small Cap Value Portfolio
                    dated October 27, 2000
  28.               Investment Advisory Agreement for                  PEA # 57
                    TS&W Equity Portfolio dated
                    October 27, 2000
  29.               Investment Advisory Agreement for                  PEA # 57
                    TS&W Fixed Income Portfolio dated

                    October 27, 2000
  30.               Investment Advisory Agreement for                  PEA # 57
                    TS&W International Portfolio dated
                    October 27, 2000

E.            1.    Distribution Agreement between UAM Fund            PEA#49
                    Distributors, Inc. and UAM Funds, Inc.

              2.    Form of Selling Dealer Agreement -                 Filed herewith
                    Institutional Class Shares
              3.    Form of Selling Dealer Agreement -                 Filed herewith
                    Institutional Service Class Shares
              4.    Form of Broker Services Agreement -                Filed herewith
                    Institutional Class Shares
              5.    Form of Broker Services Agreement -                Filed herewith
                    Institutional Service Class Shares
F.                  Bonus and Profit Sharing Contracts                 Not Applicable

G                   Global Custody Agreement                           PEA#44

H.            1.    Fund Administration Agreement between UAM Funds,   PEA#54
                    Inc. and UAM Fund Services, Inc.

H.            2.    Mutual Funds Service Agreement between UAM Fund    PEA #56
                    Services, Inc. and SEI Investments Mutual Funds
                    Services

I.                  Opinion of Counsel                                 Filed herewith

J.                  Consent of Independent Auditors                    Filed herewith

K.                  Omitted Financial Statements                       PEA #56

L.                  Purchase Agreement                                 PEA#52

M.            1.    Distribution Plan                                  PEA#52

              2.    Form of Selling Dealer Agreement                   PEA#52

              3.    Shareholder Services Plan                          PEA#52

              4.    Form of Service Agreement (12b-1 Plan)             PEA#52

N.                  Amended and Restated Rule 18f-3 Multiple Class     PEA#52
                    Plan

O.            1.    Power of Attorney dated December 14, 2000 for      PEA # 57
                    John T. Bennett, Jr.

              2.    Power of Attorney dated December 14, 2000 for      PEA # 57
                    Nancy J. Dunn

              3.    Power of Attorney dated December 14, 2000 for      PEA # 57

                  Philip D. English

             4.   Power of Attorney dated December 14, 2000 for             PEA # 57
                  William A. Humenuk

             5.   Power of Attorney dated December 14, 2000 for             Filed herewith
                  James F. Orr III

P............1.   Code of Ethics of UAM Funds                               Filed herewith
                  dated October 1, 2000

 .............2.   Code of Ethics of UAM Fund Distributors, Inc.             Filed herewith
                  (distributor), April, 2000

             3.   Code of Ethics of Acadian Asset Management                Filed herewith
                  (adviser), July, 2000

 .............4.   Code of Ethics of Cooke & Beiler, Inc. (adviser)          Filed herewith

             5.   Code of Ethics of Dewey Square Investors                  Filed herewith
             6.   Code of Ethics of Dwight Asset Management                 Filed herewith
 .............7.   Code of Ethics of Fiduciary Management                    Filed herewith
                  Associates, Inc (adviser).

 .............8.   Code of Ethics of Investment Counselors of                Filed herewith
                  Maryland, Inc. (adviser)

 .............9.   Code of Ethics of Independence Investment                 Filed herewith
                  Associates, Inc. and Subsidiaries (adviser)

 ............10.   Code of Ethics of C. S. McKee & Company,                  Filed herewith
                  Incorporated (adviser)

 ............11.   Code of Ethics of NWQ Investment Management               Filed herewith
                  Company (adviser)

 ............12.   Code of Ethics of Rice Hall James & Associates            Filed herewith
                  (adviser)

 ............13.   Code of Ethics of Sirach Capital Management, Inc.         Filed herewith
                  (adviser)

 ............14.   Code of Ethics of Sterling Capital Management             Filed herewith
                  Company and Sterling Capital Distributors, Inc.
                  (adviser)

 ............15.   Code of Ethics of Thompson, Siegel & Walmsley             Filed herewith
                  (adviser)


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND Not applicable.

ITEM 25. INDEMNIFICATION
Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement, and as Exhibit No., 1 to PEA # 37. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions for indemnification of UAM Fund Services, Inc. are contained in
Section 6 of its Fund Administration Agreement with the Registrant.

Provisions for indemnification of the Registrant's investment advisers are contained in Section 7 of their respective Investment Advisory Agreements with the Registrant.

Provisions for indemnification of Registrant's principal underwriter, UAM Fund Distributors, Inc., are contained in its Distribution Agreement with the Registrant.

Provisions for indemnification of Registrant's custodian, The Chase Manhattan Bank, are contained in Section 12 of its Fund Global Custody Agreement with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Reference is made to the caption "Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser" in Part B of this Registration Statement. The information required by this Item 26 with respect to each director, officer, or partner of each other investment adviser of the Registrant is incorporated by reference to the Forms ADV filed by the investment advisers listed below with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, under the file numbers indicated:

Each Investment Adviser, except Independence Investment Associates, Inc., is an affiliate of United Asset Management Corporation ("UAM"), a Delaware corporation owning firms engaged primarily in institutional investment management. UAM is a wholly-owned subsidiary of Old Mutual, plc, a public limited company based in the United Kingdom. Independence Investment Associates, Inc. is an affiliate of John Hancock Financial Services, Inc.

  .  Acadian Asset Management Inc. (File No. 801-28078)
  .  Cooke & Bieler, Inc (File No. 801-210)
  .  Dewey Square Investors Corporation (File No. 801-34179)
  .  Dwight Asset Management Company (File No. 801-45304)
  .  Fiduciary Management Associates, Inc. (File No. 801-21271)
  . Independence Investment Associates, Inc. (File No. 801-18048) . Investment Counselors of Maryland, Inc. (File No. 801-8761)
  .  C.S. McKee & Company, Inc. (File No. 801-08545)
  .  NWQ Investment Management Company (File No. 801-42159)
  .  Rice, Hall, James & Associates (File No. 801-30441)
  .  Sirach Capital Management, Inc. (File No. 801-33477)
  .  Sterling Capital Management Company (File No. 801-8776)
  .  Thompson, Siegel & Walmsley, Inc. (File No. 801-6273)

ITEM 27. PRINCIPAL UNDERWRITERS
       (a) UAM Fund Distributors, Inc. ("UAMFDI") acts as sole distributor of the Registrant's shares, and acts as distributor UAM Funds Trust (except ACG Capital Corporation ("ACG") acts as distributor of the Heitman Real Estate Portfolio Advisor Class Shares of UAM Funds Trust).

       (b) The information required with respect to each Director and officer of UAMFDI is incorporated by reference to Schedule A of Form BD filed pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-41126).

           The information required with respect to each Director and officer of ACG is incorporated by reference to Schedule A of Form BD filed pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-47813).

       (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Administrator (UAM Fund Services, Inc., 211 Congress Street, 4th Floor, Boston, MA 02110), Sub-Administrative Agent (SEI Investments Mutual Funds Services, 530 East Swedesford Road, Wayne, PA 19087-1658), Sub-Shareholder Servicing Agent (UAM Shareholder Services Center, Inc., 825 Duportail Road, Wayne, PA 19087), the Registrant's Sub-Transfer Agent (DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105), and the Registrant's Custodian Bank (The Chase Manhattan Bank 4 Chase MetroTech Center, Brooklyn, New York, 11245).

ITEM 29. MANAGEMENT SERVICES
Not Applicable.

ITEM 30. UNDERTAKINGS
Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirement for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 27th day of February, 2001.

                                                        UAM FUNDS, INC.


                                                        /s/Linda T. Gibson
                                                        ------------------
                                                        Linda T. Gibson
                                                        Secretary

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated on this 27th day of February, 2001.

                  *
------------------------------------
James F. Orr III, Chairman and
President

                  *
------------------------------------
John T. Bennett, Jr., Director

                  *
------------------------------------
Nancy J. Dunn, Director

                  *
------------------------------------
Philip D. English, Director

                  *
------------------------------------
William A. Humenuk, Director



/s/Linda T. Gibson
------------------
* Linda T. Gibson
(Attorney-in-Fact)

                                UAM FUNDS, INC.

                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
E.  2.              Form of Selling Dealer Agreement - Institutional Class
                    Shares
    3.              Form of Selling Dealer Agreement - Institutional Service
                    Class Shares
    4.              Form of Broker Services Agreement - Institutional Class
                    Shares
    5.              Form of Broker Services Agreement - Institutional Service
                    Class Shares
I.                  Opinion of Drinker Biddle & Reath
J.                  Consent of PricewaterhouseCoopers LLC
O.  5.              Power of Attorney dated December 14, 2000 for James F. Orr,
                    III
P.  1.              Code of Ethics of UAM Funds dated October 1, 2000
    2.              Code of Ethics of UAM Fund Distributors, Inc. (distributor),
                    April, 2000
    3.              Code of Ethics of Acadian Asset Management (adviser),
                    July, 2000
    4.              Code of Ethics of Cooke & Beiler, Inc. (adviser
    5.              Code of Ethics of Dewey Square Investors
    6.              Code of Ethics of Dwight Asset Management
    7.              Code of Ethics of Fiduciary Management Associates, Inc
                    (adviser).
    8.              Code of Ethics of Investment Counselors of Maryland, Inc.
                    (adviser)
    9.              Code of Ethics of Independence Investment Associates, Inc.
                    and Subsidiaries (adviser)
    10.             Code of Ethics of C .S. McKee & Company, Incorporated
                    (adviser)
    11.             Code of Ethics of NWQ Investment Management Company
                    (adviser)
    12.             Code of Ethics of Rice Hall James & Associates (adviser)
    13.             Code of Ethics of Sirach Capital Management, Inc. (adviser)
    14.             Code of Ethics of Sterling Capital Management Company and
                    Sterling Capital Distributors, Inc. (adviser)
    15.             Code of Ethics of Thompson, Siegel & Walmsley (adviser)